                                                                  EXECUTION COPY

                      BANC OF AMERICA FUNDING CORPORATION,

                                  as Depositor,

                     BANK OF AMERICA, NATIONAL ASSOCIATION,

                                  as Servicer,

                                       and

                             WELLS FARGO BANK, N.A.,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                               Dated May 31, 2006

                                   ----------

                       Mortgage Pass-Through Certificates

                                  Series 2006-E

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PRELIMINARY STATEMENT                                                          1

ARTICLE I DEFINITIONS                                                          3

   Section 1.01.    Defined Terms........................................      3
   Section 1.02.    Calculations.........................................     30

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF
   CERTIFICATES                                                               31

   Section 2.01.    Conveyance of Mortgage Loans.........................     31
   Section 2.02.    Acceptance by the Trustee or Custodian of the
                    Mortgage Loans.......................................     35
   Section 2.03.    Representations, Warranties and Covenants of the
                    Servicer.............................................     38
   Section 2.04.    Representations and Warranties of the Depositor as to

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS                    42

   Section 3.01.    Servicer to Service the Mortgage Loans...............     42
   Section 3.02.    Subservicing; Enforcement of the Obligations of the

   Section 3.05.    Maintenance of Primary Mortgage Insurance Policy;
                    Claims; Collections of BPP Mortgage Loan Payments....     45
   Section 3.06.    Rights of the Depositor and the Trustee in Respect of
                    the Servicer.........................................     46
   Section 3.07.    Trustee to Act as Servicer...........................     46
   Section 3.08.    Collection of Taxes, Assessments and Similar Items;
                    Escrow Accounts......................................     47
   Section 3.09.    Collection of Mortgage Loan Payments; Servicer
                    Custodial Account; Certificate Account...............     48
   Section 3.10.    Access to Certain Documentation and Information
                    Regarding the Mortgage Loans.........................     51
   Section 3.11.    Permitted Withdrawals from the Certificate Account
                    and the Servicer Custodial Account...................     52
   Section 3.12.    Maintenance of Hazard Insurance and Other Insurance..     53
   Section 3.13.    Enforcement of Due-On-Sale Clauses; Assumption
                    Agreements...........................................     54
   Section 3.14.    Realization Upon Defaulted Mortgage Loans; REO
                    Property.............................................     55
   Section 3.15.    Trustee and Custodian to Cooperate; Release of
                    Mortgage Files.......................................     57

                                       ii

   Section 3.16.    Documents, Records and Funds in Possession of the

ARTICLE IV SERVICER'S CERTIFICATE                                             69

   Section 4.01.    Servicer's Certificate...............................     69

ARTICLE V PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC
ADMINISTRATION                                                                69

   Section 5.07.    Rights of the Tax Matters Person in Respect of the

ARTICLE VI THE CERTIFICATES                                                   84

   Section 6.01.    The Certificates.....................................     84
   Section 6.02.    Registration of Transfer and Exchange of

ARTICLE VII THE DEPOSITOR AND THE SERVICER                                    90

   Section 7.01.    Respective Liabilities of the Depositor and the
                    Servicer.............................................     90
   Section 7.02.    Merger or Consolidation of the Depositor or the
                    Servicer.............................................     90
   Section 7.03.    Limitation on Liability of the Depositor, the
                    Servicer and Others..................................     91
   Section 7.04.    Depositor and Servicer Not to Resign.................     91

ARTICLE VIII DEFAULT                                                          92

   Section 8.01.    Events of Default....................................     92
   Section 8.02.    Remedies of Trustee..................................     93
   Section 8.03.    Directions by Certificateholders and Duties of
                    Trustee During Event of Default......................     94
   Section 8.04.    Action upon Certain Failures of the Servicer and upon
                    Event of Default.....................................     94
   Section 8.05.    Trustee to Act; Appointment of Successor.............     94

                                       iii

   Section 8.06.    Notification to Certificateholders...................     95

ARTICLE IX THE TRUSTEE                                                        96

   Section 9.01.    Duties of Trustee....................................     96
   Section 9.02.    Certain Matters Affecting the Trustee................     97
   Section 9.03.    Trustee Not Liable for Certificates or Mortgage

   Section 9.15.    Trustee May Enforce Claims Without Possession of
                    Certificates.........................................    106
   Section 9.16.    Suits for Enforcement................................    106
   Section 9.17.    Waiver of Bond Requirement...........................    106
   Section 9.18.    Waiver of Inventory, Accounting and Appraisal
                    Requirement..........................................    106

ARTICLE X TERMINATION                                                        107

   Section 10.01.   Termination upon Purchase or Liquidation of All
                    Mortgage Loans.......................................    107
   Section 10.02.   Additional Termination Requirements..................    108

ARTICLE XI MISCELLANEOUS PROVISIONS                                          109

   Section 11.10.   Regulation AB Compliance; Intent of the Parties;
                    Reasonableness.......................................    114

EXHIBITS

Exhibit A-1A1       Form of Face of Class 1-A-1 Certificate
Exhibit A-1A2       Form of Face of Class 1-A-2 Certificate
Exhibit A-1AR       Form of Face of Class 1-A-R Certificate
Exhibit A-2A1       Form of Face of Class 2-A-1 Certificate

                                       iv

Exhibit A-2A2       Form of Face of Class 2-A-2 Certificate
Exhibit A-2A3       Form of Face of Class 2-A-3 Certificate
Exhibit A-2A4       Form of Face of Class 2-A-4 Certificate
Exhibit A-3A1       Form of Face of Class 3-A-1 Certificate
Exhibit A-3A2       Form of Face of Class 3-A-2 Certificate
Exhibit A-4A1       Form of Face of Class 4-A-1 Certificate
Exhibit A-4A2       Form of Face of Class 4-A-2 Certificate
Exhibit B-B1        Form of Face of Class B-1 Certificate
Exhibit B-B2        Form of Face of Class B-2 Certificate
Exhibit B-B3        Form of Face of Class B-3 Certificate
Exhibit B-B4        Form of Face of Class B-4 Certificate
Exhibit B-B5        Form of Face of Class B-5 Certificate
Exhibit B-B6        Form of Face of Class B-6 Certificate
Exhibit C           Form of Reverse of all Certificates
Exhibit D-1         Loan Group 1 Mortgage Loan Schedule
Exhibit D-2         Loan Group 2 Mortgage Loan Schedule
Exhibit D-3         Loan Group 3 Mortgage Loan Schedule
Exhibit D-4         Loan Group 4 Mortgage Loan Schedule
Exhibit E           Request for Release of Documents
Exhibit F           Form of Certification of Establishment of Account
Exhibit G-1         Form of Transferor's Certificate
Exhibit G-2A        Form 1 of Transferee's Certificate
Exhibit G-2B        Form 2 of Transferee's Certificate
Exhibit H           Form of Transferee Representation Letter
                    for ERISA Restricted Certificates
Exhibit I           Form of Affidavit Regarding Transfer of Residual Certificate
Exhibit J           List of Recordation States
Exhibit K           Form of Initial Certification
Exhibit L           Form of Final Certification
Exhibit M           Relevant Servicing Criteria
Exhibit N           Additional Form 10-D Disclosure
Exhibit O           Additional Form 10-K Disclosure
Exhibit P           Form 8-K Disclosure Information
Exhibit Q           Form of Sarbanes-Oxley Certification
Exhibit R           Form of Back-up Certification
Exhibit S           Form of Additional Disclosure Notification
Exhibit T           Data Elements for Servicer's Certificate

                                        v

                         POOLING AND SERVICING AGREEMENT

     THIS POOLING AND SERVICING AGREEMENT, dated May 31, 2006, is hereby executed by and among BANC OF AMERICA FUNDING CORPORATION, as depositor
(together with its permitted successors and assigns, the "Depositor"), BANK OF
AMERICA, NATIONAL ASSOCIATION, as servicer (together with its permitted successors and assigns, the "Servicer"), and WELLS FARGO BANK, N.A., as trustee
(together with its permitted successors and assigns, the "Trustee").

                                 WITNESSETHTHAT:

     In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

     In exchange for the Certificates, the Depositor hereby conveys the Trust
Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively, and each, a "REMIC"). The Certificates (other than the Class 1-A-R Certificate) are referred to collectively as the "Regular Certificates" and shall constitute
"regular interests" in the Upper-Tier REMIC within the meaning of the REMIC
Provisions. The Class UR Interest shall constitute the "residual interest" in the Upper-Tier REMIC within the meaning of the REMIC Provisions. The
Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC within the meaning of the REMIC Provisions. The Class LR
Interest shall constitute the "residual interest" in the Lower-Tier REMIC within the meaning of the REMIC Provisions. The Class 1-A-R Certificate shall represent ownership of the Class LR Interest and the Class UR Interest. The Certificates
and the Uncertificated Lower-Tier Interests will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC
Certificate Maturity Date.

     The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

               INITIAL CLASS     PASS-                        INTEGRAL
                CERTIFICATE     THROUGH      MINIMUM        MULTIPLES IN
  CLASSES         BALANCE         RATE    DENOMINATION   EXCESS OF MINIMUM
-----------   ---------------   -------   ------------   -----------------
lass 1-A-1    $ 33,433,000.00     (1)        $ 1,000            $1
Class 1-A-2   $  1,454,000.00     (1)        $ 1,000            $1
Class 1-A-R   $        100.00     (1)        $   100            N/A
Class 2-A-1   $113,000,000.00     (2)        $ 1,000            $1
Class 2-A-2   $201,149,000.00     (2)        $ 1,000            $1
Class 2-A-3   $  9,144,000.00     (2)        $ 1,000            $1
Class 2-A-4   $ 14,056,000.00     (2)        $ 1,000            $1
Class 3-A-1   $ 72,054,000.00     (3)        $ 1,000            $1
Class 3-A-2   $  6,551,000.00     (3)        $ 1,000            $1
Class 4-A-1   $154,363,000.00     (4)        $ 1,000            $1
Class 4-A-2   $  6,711,000.00     (4)        $ 1,000            $1
Class B-1     $ 12,431,000.00     (5)        $25,000            $1
Class B-2     $  4,461,000.00     (5)        $25,000            $1
Class B-3     $  3,506,000.00     (5)        $25,000            $1
Class B-4     $  1,912,000.00     (5)        $25,000            $1
Class B-5     $  1,594,000.00     (5)        $25,000            $1
Class B-6     $  1,594,047.00     (5)        $25,000            $1

----------
     (1) For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC for the Group 1 Mortgage Loans. For
United States federal income tax purposes, interest will accrue on these
Certificates as of any Distribution Date at a per annum rate equal to the weighted average of the Class 1-L Interest.

     (2) For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC for the Group 2 Mortgage Loans. For
United States federal income tax purposes, interest will accrue on these
Certificates as of any Distribution Date at a per annum rate equal to the weighted average of the Class 2-L Interest.

     (3) For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC for the Group 3 Mortgage Loans. For
United States federal income tax purposes, interest will accrue on these
Certificates as of any Distribution Date at a per annum rate equal to the weighted average of the Class 3-L Interest.

     (4) For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC for the Group 4 Mortgage Loans. For
United States federal income tax purposes, interest will accrue on these
Certificates as of any Distribution Date at a per annum rate equal to the weighted average of the Class 4-L Interest.

     (5) For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group
Subordinate Amount for each Loan Group) of the Net WAC for each of the Group 1
Mortgage Loans, Group 2 Mortgage Loans, Group 3 Mortgage Loans and Group 4
Mortgage Loans. For United States federal income tax purposes, interest will accrue on these Certificates as of any Distribution Dates at a

                                      -2-

per annum rate equal to the weighted average of the Class 1-LS Interest, Class
2-LS Interest, Class 3-LS Interest and Class 4-LS Interest.

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Defined Terms.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Article:

     10-K Filing Deadline: As defined in Section 3.22(c).

     1933 Act: The Securities Act of 1933, as amended.

     Accrued Certificate Interest: For any Distribution Date and each Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

     Additional Disclosure Notification: The form of notification to be included with any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or
Form 8-K Disclosure Information which is attached hereto as Exhibit S.

     Additional Form 10-D Disclosure: As defined in Section 3.22(b).

     Additional Form 10-K Disclosure: As defined in Section 3.22(c).

     Additional Servicer: A Subcontractor engaged by the Servicer or the Trustee that is a "servicer" within the meaning of Item 1101 of Regulation AB and meets the criteria in Item 1108(a)(2)(i) through (iii) of Regulation AB.

     Adjusted Pool Amount: With respect to any Distribution Date and Loan Group, the Cut-off Date Pool Principal Balance of the Mortgage Loans in such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments,
Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to
Holders of the Certificates on such Distribution Date and all prior Distribution
Dates and (ii) the principal portion of all Realized Losses (other than Debt
Service Reductions) incurred on the Mortgage Loans in such Loan Group from the
Cut-off Date through the end of the month preceding such Distribution Date.

     Administrative Fee Rate: With respect to each Mortgage Loan, the sum of (i)
the Servicing Fee Rate and (ii) the Trustee Fee Rate.

     Advance: A Periodic Advance or a Servicing Advance.

                                      -3-

     Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

     Amount Held for Future Distribution: As to any Distribution Date and any
Loan Group, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i)
Principal Prepayments and Liquidation Proceeds received or made on the Mortgage
Loans in such Loan Group in the month of such Distribution Date and (ii)
payments which represent receipt of Monthly Payments on the Mortgage Loans in such Loan Group in respect of a Due Date or Due Dates subsequent to the related
Due Date.

     Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at, or within twelve months of, origination of such Mortgage Loan or, in certain cases, an automated valuation model or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the
Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or, in certain cases, an automated valuation model or tax assessed value, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a
Primary Mortgage Insurance Policy in force.

     Assessment of Compliance: As defined in Section 3.21(a).

     Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

     Attestation Report: As defined in Section 3.21(b).

     Authenticating Agents: As defined in Section 9.10.

     Back-up Certification: As defined in Section 3.22(e).

     BAFC: Banc of America Funding Corporation.

     BANA: Bank of America, National Association, a national banking association, or its successor in interest.

     Book-Entry Certificate: All Classes of Certificates other than the Physical
Certificates.

     BPP Mortgage Loan: Any Mortgage Loan which includes a Borrowers Protection
Plan(R) addendum to the related Mortgage Note whereby BANA agrees to cancel (i)
certain payments of principal and interest on such Mortgage Loan for up to twelve months upon the disability or involuntary unemployment of the Mortgagor or (ii) the outstanding principal balance of the Mortgage Loan upon the accidental death of the Mortgagor; provided that such Borrowers Protection
Plan(R) has not been terminated in accordance with its terms.

                                      -4-

     BPP Mortgage Loan Payment: With respect to any BPP Mortgage Loan, the
Monthly Covered Amount or Total Covered Amount, if any, payable by BANA pursuant to Section 6(b) of the Mortgage Loan Purchase Agreement.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New
York, the State of Minnesota, the state in which the servicing offices of the
Servicer are located or any state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

     Buy-Down Account: The separate Eligible Account or Accounts created and maintained by a Servicer as set forth in Section 3.08.

     Buy-Down Agreement: An agreement governing the application of Buy-Down
Funds with respect to a Buy-Down Mortgage Loan.

     Buy-Down Funds: Money advanced by a builder, seller or other interested party to reduce a Mortgagor's monthly payment during the initial years of a
Buy-Down Mortgage Loan.

     Buy-Down Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buy-Down Agreement, the monthly interest payments made by the related
Mortgagor will be less than the scheduled monthly interest payments on such
Mortgage Loan, with the resulting difference in interest payments being provided from related Buy-Down Funds.

     Calculated Principal Distribution: As defined in Section 5.03(d).

     Certificate: Any of the Banc of America Funding Corporation Mortgage
Pass-Through Certificates, Series 2006-E that are issued pursuant to this
Agreement.

     Certificate Account: The Eligible Account created and maintained by the
Trustee pursuant to Section 3.09(c) in the name of the Trustee for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through
Certificates, Series 2006-E." The Certificate Account shall be deemed to consist of six sub-accounts; one for each of the Loan Groups (the "Loan Group 1
Sub-Account," "Loan Group 2 Sub-Account," "Loan Group 3 Sub-Account" and "Loan
Group 4 Sub-Account") and one for each of the Lower-Tier Certificate Sub-Account and the Upper-Tier Certificate Sub-Account. Funds in the Certificate Account
shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this Agreement.

     Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates
of which such Certificate is a part.

     Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the
Trustee.

                                      -5-

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any
Definitive Certificate, the Certificateholder of such Certificate.

     Certificate Register: The register maintained pursuant to Section 6.02.

     Certificate Registrar: The registrar appointed pursuant to Section 6.02.

     Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of
Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of an affiliate of the Depositor or the Servicer unless one of its Responsible
Officers has actual knowledge thereof.

     Certification Parties: As defined in Section 3.22(e).

     Certifying Person: As defined in Section 3.22(e).

     Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-R,
Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class 3-A-2,
Class 4-A-1, Class 4-A-2, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5
and Class B-6 Certificates, as the case may be.

     Class 1-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 1-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e)(i).

     Class 1-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 1-A-2 Certificates with respect to such
Distribution Date prior to any reduction for the Class 1-A-2 Loss Allocation
Amount and (b) the Class 1-A-1 Loss Amount with respect to such Distribution
Date.

     Class 2-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 2-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e)(ii).

     Class 2-A-2 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 2-A-2 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e)(ii).

                                      -6-

     Class 2-A-3 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 2-A-3 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Classes, without regard to the operation of Section 5.03(e)(ii).

     Class 2-A-3 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date and on and after the Class
Certificate Balance of the Class 2-A-4 Certificates has been reduced to zero, the lesser of (a) the Class Certificate Balance of the Class 2-A-3 Certificates
with respect to such Distribution Date prior to any reduction for the Class
2-A-3 Loss Allocation Amount and (b) the Class 2-A-2 Loss Amount with respect to such Distribution Date or, in the case of the Distribution Date on which the
Class Certificate Balance of the Class 2-A-4 Certificates has been reduced to zero, any Class 2-A-2 Loss Amount not covered by the Class 2-A-4 Loss Allocation
Amount.

     Class 2-A-4 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 2-A-4 Certificates with respect to such
Distribution Date prior to any reduction for the Class 2-A-4 Loss Allocation
Amount and (b) the sum of the Class 2-A-1 Loss Amount, the Class 2-A-2 Loss
Amount and the Class 2-A-3 Loss Amount with respect to such Distribution Date.

     Class 3-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 3-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e)(iii).

     Class 3-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 3-A-2 Certificates with respect to such
Distribution Date prior to any reduction for the Class 3-A-2 Loss Allocation
Amount and (b) the Class 3-A-1 Loss Amount with respect to such Distribution
Date.

     Class 4-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 4-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e)(iv).

     Class 4-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 4-A-2 Certificates with respect to such
Distribution Date prior to any reduction for the Class 4-A-2 Loss Allocation
Amount and (b) the Class 4-A-1 Loss Amount with respect to such Distribution
Date.

     Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class
B-5 and Class B-6 Certificates.

     Class Certificate Balance: With respect to any Class of Certificates and any date of determination, and subject to Section 5.03(f), the Initial Class
Certificate Balance of such Class minus (A) the sum of (i) all distributions of principal made with respect thereto, (ii) all reductions in Class Certificate
Balance previously allocated thereto pursuant to Section 5.03(b) and (iii) in the case of the Class 1-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-2 and Class
4-A-2

                                      -7-

Certificates, any reduction allocated thereto pursuant to Section 5.03(e) plus
(B) the sum of (i) all increases in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (ii) in the case of the Class
1-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-2 and Class 4-A-2 Certificates, any
increases allocated thereto pursuant to Section 5.03(e).

     Class Interest Shortfall: For any Distribution Date and each Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such
Class on such Distribution Date pursuant to clause (i) of the definition of
"Interest Distribution Amount."

     Class Unpaid Interest Shortfall: As to any Distribution Date and each
Class, the amount by which the aggregate Class Interest Shortfalls for such
Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause
(ii) of the definition of "Interest Distribution Amount."

     Closing Date: May 31, 2006.

     Code: The Internal Revenue Code of 1986, as amended.

     Commission: The U.S. Securities and Exchange Commission.

     Compensating Interest: With respect to any Distribution Date, an amount equal to the lesser of (a) the aggregate of the Prepayment Interest Shortfalls for such Distribution Date and (b) one-twelfth of 0.2500% of the aggregate
Stated Principal Balance of the Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date.

     Compliance Statement: As defined in Section 3.20.

     Conversion Date: The date on which a Mortgage Loan becomes a Converted
Mortgage Loan.

     Converted Mortgage Loan: Any Mortgage Loan as to which the related
Mortgagor has exercised its option pursuant to the related Mortgage Note to convert the adjustable rate of interest on such Mortgage Loan to a fixed rate of interest.

     Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

                                      -8-

     Cooperative Loans: Any of the Mortgage Loans made in respect of a
Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a
Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a
Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

     Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Corporate Trust Office: The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951,
Attention: Corporate Trust Services - BAFC 2006-E, and for certificate transfer purposes is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota
55479, Attention: Corporate Trust Services - BAFC 2006-E, or at such other address as the Trustee may designate from time to time by notice to the
Certificateholders, the Depositor and the Servicer.

     Custodian: Initially, the Trustee, and thereafter any custodian appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the
Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person, may be appointed Custodian.

     Customary Servicing Procedures: With respect to the Servicer, procedures
(including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage
Loans in the jurisdictions in which the related Mortgaged Properties are located.

     Cut-off Date: May 1, 2006.

     Cut-off Date Pool Principal Balance: For each Loan Group, the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in such Loan Group, which is $36,340,803.83 for Loan Group 1, $351,405,929.85 for Loan Group 2,
$81,880,538.61 for Loan Group 3 and $167,785,875.31 for Loan Group 4.

     Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

     Debt Service Reduction: As to any Mortgage Loan and any Determination Date,
the excess of (i) the Monthly Payment due on the related Due Date under the terms of such

                                      -9-

Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt
Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

     Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

     Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

     Deficient Valuation: As to any Mortgage Loan and any Determination Date,
the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the
Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

     Definitive Certificates: As defined in Section 6.02(c)(iii).

     Depositor: Banc of America Funding Corporation, a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

     Depository: The Depository Trust Company, the nominee of which is Cede &
Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform
Commercial Code of the State of New York.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: With respect to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a
Business Day, the Business Day immediately preceding such 16th day.

                                      -10-

     Distribution Date: The 20th day of each month beginning in June 2006 (or, if such day is not a Business Day, the next Business Day).

     Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

     EDGAR: The Commission's Electronic Data Gathering and Retrieval System.

     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted
Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee), acting in its fiduciary capacity or (iv)
any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or BANA.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Restricted Certificates: Any of the Class 1-A-R, Class B-4, Class B-5
and Class B-6 Certificates and any Certificate than no longer meets the applicable rating requirements of an Underwriter's Exemption.

     Escrow Account: As defined in Section 3.08(a).

     Escrow Payments: The amounts constituting taxes, assessments, Primary
Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

     Events of Default: As defined in Section 8.01.

     Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated
Mortgage Loan, net of any amounts previously reimbursed to the Servicer as
Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section
3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated
Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest
Rate from

                                      -11-

the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution
Date immediately following the calendar month during which such liquidation occurred.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

     Final Distribution Date: The Distribution Date on which the final distribution in respect of some or all of the Certificates will be made pursuant to Section 10.01.

     Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

     FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of
1989, as amended.

     Fitch: Fitch Ratings or any successor thereto.

     FNMA: Fannie Mae, or any successor thereto.

     Form 8-K Disclosure Information: As defined in Section 3.22(d).

     Fractional Interest: As defined in Section 5.02(d).

     Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule as the
"Gross Margin," which percentage is added to the Index on each Rate Adjustment
Date to determine (subject to rounding, the Periodic Cap and the Rate Ceiling)
the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment
Date.

     Group: Any of Group 1, Group 2, Group 3 or Group 4.

     Group 1: The Group 1 Senior Certificates.

     Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

     Group 1 Senior Certificates: Class 1-A-1, Class 1-A-2 and Class 1-A-R
Certificates.

     Group 2: The Group 2 Senior Certificates.

     Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

     Group 2 Senior Certificates: Class 2-A-1, Class 2-A-2, Class 2-A-3 and
Class 2-A-4 Certificates.

     Group 3: The Group 3 Senior Certificates.

                                      -12-

     Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

     Group 3 Senior Certificates: Class 3-A-1 and Class 3-A-2 Certificates.

     Group 4: The Group 4 Senior Certificates.

     Group 4 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-4 hereto.

     Group 4 Senior Certificates: Class 4-A-1 and Class 4-A-2 Certificates.

     Group Subordinate Amount: With respect to any Distribution Date and any
Loan Group, the excess of the Pool Stated Principal Balance for such Loan Group over the aggregate Class Certificate Balance of the Senior Certificates of the
Related Group immediately prior to such date.

     Holder: A Certificateholder.

     Independent: When used with respect to any specified Person means such a
Person who (i) is in fact independent of the Depositor, the Trustee and the
Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Trustee or the Servicer or in an affiliate of any of them, and (iii) is not connected with the Depositor, the
Trustee or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. When used with respect to any accountants, a Person who is "independent" within the meaning of Rule
2-01(B) of the Commission's Regulation S-X.

     Index: As to any Mortgage Loan and Rate Adjustment Date, either of the
Six-Month LIBOR Index or the One-Year LIBOR Index. The Index applicable to each
Mortgage Loan will be indicated on the Mortgage Loan Schedule. In the event that any such Index is no longer available, the Servicer will select a substitute index in accordance with the terms of the related Mortgage Note and in compliance with federal and state law.

     Initial Class Certificate Balance: As to each Class of Certificates, the
Class Certificate Balance set forth in the Preliminary Statement.

     Insurance Policy: With respect to any Mortgage Loan included in the Trust
Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any
Insurance Policies.

     Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance
Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

     Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

     Interest Accrual Period: As to any Distribution Date and each Class of
Certificates, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such

                                      -13-

Distribution Date. Interest will be calculated and payable on the basis of a
360-day year consisting of twelve 30-day months, regardless of the actual number of days in the related Interest Accrual Period.

     Interest Distribution Amount: For any Distribution Date and each Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to
Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

     Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the
Prior Period and as to which the Servicer has certified (in accordance with this
Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an
REO Property.

     Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged
Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

     Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3 or Loan Group
4.

     Loan Group 1: The Group 1 Mortgage Loans.

     Loan Group 2: The Group 2 Mortgage Loans.

     Loan Group 3: The Group 3 Mortgage Loans.

     Loan Group 4: The Group 4 Mortgage Loans.

     Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged
Property.

     Lower-Tier Certificate Sub-Account: The sub-account of the Certificate
Account designated by the Trustee pursuant to Section 3.09(f).

     Lower-Tier Distribution Amount: As defined in Section 5.02(a) hereof.

     Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall be held in the
Lower-Tier Certificate Sub-Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

     MERS: As defined in Section 2.01(b)(iii).

     Monthly Covered Amount: As defined in the Mortgage Loan Purchase Agreement.

                                      -14-

     Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service
Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan or the Monthly Covered Amount representing such scheduled monthly payment.

     Monthly Statement: As defined in Section 5.04(b).

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

     Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage
Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for such
Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the applicable Index, as of the Rate
Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Rate
Ceiling applicable to such Mortgage Loan at any time during the life of such
Mortgage Loan.

     Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement,
dated May 31, 2006, between BANA, as seller, and the Depositor, as purchaser.

     Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans or Converted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the
Trust Estate and from time to time subject to this Agreement, attached hereto as
Exhibit D-1, Exhibit D-2, Exhibit D-3 and Exhibit D-4 setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-off
Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest
Rate as of the Cut-off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the
Monthly Payment as of the Cut-off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; (xv) the
Appraised Value; (xvi) the first Rate Adjustment Date; (xvii) the Rate Ceiling;
(xviii) the Rate Floor; (xix) the Periodic Cap; (xx) the Gross Margin; (xxi) the

                                      -15-

Index; (xxii) whether the related Mortgagor has an option to convert its
Mortgage Interest Rate from an adjustable rate of interest to a fixed rate of interest; and (xxiii) the closing date of such Mortgage Loan. With respect to the Mortgage Loans in each Loan Group in the aggregate, the Mortgage Loan
Schedule shall set forth the following information, as of the Cut-off Date: (i)
the number of Mortgage Loans; (ii) the Cut-off Date Pool Principal Balance;
(iii) the weighted average Mortgage Interest Rate of the Mortgage Loans; and
(iv) the weighted average months to maturity of the Mortgage Loans.

     Mortgage Loans: Such of the mortgage loans transferred and assigned to the
Trustee pursuant to Section 2.01 as from time to time are held as a part of the
Trust Estate (including any Substitute Mortgage Loans and REO Property), the
Mortgage Loans originally so held being identified in the Mortgage Loan
Schedule.

     Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

     Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

     Mortgagor: The obligor on a Mortgage Note.

     Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date,
such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the applicable Administrative Fee Rate for such Mortgage Loan.

     Net WAC: As to any Loan Group and any Distribution Date, the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans in such Loan
Group (based on Stated Principal Balances of the Mortgage Loans in such Loan
Group on the Due Date in the month preceding the month of such Distribution
Date).

     Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls for the
Mortgage Loans exceeds Compensating Interest for such Distribution Date.

     Non-U.S. Person: A Person other than a U.S. Person.

     Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.

     NYCEMA: A New York Consolidation, Extension and Modification Agreement.

     Offered Certificates: The Senior Certificates and the Class B-1, Class B-2
and Class B-3 Certificates.

                                      -16-

     Officer's Certificate: A certificate signed by the Chairman of the Board,
Vice Chairman of the Board, President or a Vice President and by the Treasurer,
the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or
any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee as required in this Agreement.

     One-Year LIBOR Index: A rate per annum that is defined to be the average of interbank offered rates for one-year U.S. dollar-denominated deposits in the
London market, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

     Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

     Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

Class B-1   2.05%
Class B-2   1.35%
Class B-3   0.80%
Class B-4   0.50%
Class B-5   0.25%
Class B-6   0.00%

     Original Subordinate Certificate Balance: $25,498,047.00.

     OTS: The Office of Thrift Supervision.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02,
2.04 or 2.11.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the
Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Rate: As to each Class of Certificates, the per annum rate set forth or described in the Preliminary Statement.

     Paying Agent: As defined in Section 9.13.

     Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial
Class Certificate Balance of the Class of which such Certificate is a part.

                                      -17-

     Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.19, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the
Servicing Fee) on the Mortgage Loans (including any REO Property) serviced by the Servicer that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

     Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

     Permitted Investments: One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the
          United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

               (ii) repurchase agreements on obligations specified in clause (i)
          maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "F1" by Fitch and "A-1+" by
          S & P;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days)
          denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United
          States or any state thereof, rated not lower than "F1" by Fitch and
          "A-1+" by S & P;

               (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the
          United States or any state thereof which is rated not lower than "F1"
          by Fitch and "A-1+" by S & P;

               (v) investments in money market funds (including funds of the
          Trustee or its affiliates, or funds for which an affiliate of the
          Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "AAAm" or "AAAm
          G" by S&P and "AAA" by Fitch (if rated by Fitch) or otherwise approved in writing by each Rating Agency; and

               (vi) other obligations or securities that are acceptable to each
          Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer or

                                      -18-

          Trustee, as the case may be, will not affect the qualification of the
          Trust Estate as two separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

     Permitted Transferee: Any Person other than (i) the United States, or any
State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v)
a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi)
any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other
Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States,"
"State" and "international organization" shall have the meanings set forth in
Code Section 7701 or successor provisions.

     Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Certificates: The Class 1-A-R, Class B-4, Class B-5 and Class B-6
Certificates.

     Plan: As defined in Section 6.02(e).

     Pool Distribution Amount: As to any Distribution Date and Loan Group, the
excess of (a) the sum of (i) the aggregate of (A) the interest portion of any
Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing Fee and the Trustee Fee) and the principal portion of any Monthly Payment on a
Mortgage Loan in such Loan Group due on the Due Date in the month in which such
Distribution Date occurs and which is received prior to the related
Determination Date (or in the case of any Monthly Covered Amount, the related
Remittance Date) and (B) all Periodic Advances made by the Servicer (or the
Trustee, as applicable) in respect of such Loan Group and payments of
Compensating Interest allocable to such Loan Group made by the Servicer in respect of such Loan Group and such Distribution Date deposited to the Servicer
Custodial Account pursuant to Section 3.09(b)(vi); (ii) all Liquidation Proceeds
received on the Mortgage Loans in such Loan Group during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section
3.09(b)(iii); (iii) all Principal Prepayments (other than Total Covered Amounts)
received on the Mortgage Loans in such Loan Group during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.09(b)(i) during such period

                                      -19-

and all Total Covered Amounts received and deposited in the Servicer Custodial
Account by the related Remittance Date; (iv) in connection with any Mortgage
Loans that are Defective Mortgage Loans or Converted Mortgage Loans in such Loan
Group, the aggregate of the Purchase Prices and Substitution Adjustment Amounts
remitted on the related Remittance Date pursuant to Section 3.09(b)(vii); (v)
any other amounts in the Servicer Custodial Account deposited therein pursuant to Section 3.09(b)(iv), (v) and (viii) in respect of such Distribution Date and such Loan Group; (vi) any Reimbursement Amount required to be included pursuant to Section 5.02(a); and (vii) any Recovery with respect to such Distribution
Date over (b) any amounts permitted to be withdrawn from the Servicer Custodial
Account pursuant to clauses (i) through (viii), inclusive, of Section 3.11(a) in respect of such Loan Group.

     Pool Stated Principal Balance: As to any Distribution Date and Loan Group,
the aggregate Stated Principal Balance of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

     Prepayment Interest Shortfall: As to any Distribution Date and each
Mortgage Loan subject to a Principal Prepayment received during the Prior
Period, the amount, if any, by which one month's interest at the related
Mortgage Interest Rate (net of the Servicing Fee Rate) on such Principal
Prepayment exceeds the amount of interest paid in connection with such Principal
Prepayment.

     Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

     Principal Amount: As to any Distribution Date and Loan Group, the sum of
(i) the sum of (a) the principal portion of each Monthly Payment due on each
Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated
Principal Balance, as of the date of repurchase, of (i) any Mortgage Loan repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement or a
Purchase Obligation as of such Distribution Date, (ii) any Mortgage Loan repurchased by the Depositor pursuant to a Purchase Obligation as of such
Distribution Date or (iii) any Mortgage Loan purchased pursuant to Section 10.01 hereof, (c) any Substitution Adjustment Amount in connection with a Defective
Mortgage Loan in such Loan Group received during the Prior Period, (d) any
Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received by a
Servicer during the Prior Period, (e) with respect to each Mortgage Loan in such
Loan Group that became a Liquidated Mortgage Loan during the Prior Period, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by the Servicer with respect to such Mortgage Loan during such Prior Period and (f) all Principal Prepayments on the Mortgage Loans in
such Loan Group received by the Servicer during the Prior Period and (ii) any
Recovery related to such Loan Group for such Distribution Date.

     Principal Prepayment: With respect to each Mortgage Loan, any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds)
which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing

                                      -20-

scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment including the principal portion of any Total Covered
Amount.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

     Prior Period: With respect to any Distribution Date, the calendar month immediately preceding the month of such Distribution Date.

     Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

     Pro Rata Share: As to any Distribution Date and any Class of Subordinate
Certificates, the portion of the Subordinate Principal Distribution Amounts allocable to such Class, equal to the sum of (i) the product of the amounts determined in accordance with clause (i) of the Subordinate Principal
Distribution Amounts and a fraction, the numerator of which is the related Class
Certificate Balance thereof and the denominator of which is the aggregate Class
Certificate Balance of the Subordinate Certificates and (ii) if such class is not a Restricted Class, the product of the amounts determined in accordance with clause (ii) of the Subordinate Principal Distribution Amounts for such
Distribution Date and a fraction, the numerator of which is the related Class
Certificate Balance thereof and the denominator of which is the aggregate Class
Certificate Balance of the Subordinate Certificates that are not Restricted
Classes. The Pro Rata Share of a Restricted Class shall be 0% with respect to clause (ii) hereof.

     Purchase Obligation: An obligation of the Sponsor or the Depositor to purchase Mortgage Loans under the circumstances and in the manner provided in
Section 2.02, 2.04 or 2.11.

     Purchase Price: With respect to each Mortgage Loan that was a Defective
Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04 and, as to any Converted Mortgage Loan repurchased on any date pursuant to Section 2.11, an amount equal to the sum of (i) the Stated Principal Balance of the Mortgage
Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest
Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased Mortgage Loan of any predatory or abusive lending law, less (x)
amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Servicer Custodial Account for distribution in the month of repurchase and (y) if the Person repurchasing such Mortgage Loan is servicing such Mortgage Loan, the Servicing Fee for such Mortgage Loan.

     Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note.

     Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the Mortgage Loan Schedule.

     Rate Floor: The minimum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the Mortgage Loan Schedule.

                                      -21-

     Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the
Trustee and the Servicer. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii)
interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the
Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related
Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient
Valuation. With respect to each Mortgage Loan that has become the subject of a
Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

     Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

     Record Date: With respect to each Certificate, the last day of the month
(or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

     Recovery: Any amount received on a Mortgage Loan subsequent to such
Mortgage Loan being determined to be a Liquidated Mortgage Loan.

     Regular Certificates: As defined in the Preliminary Statement hereto.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. Sections 229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities
Act Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Reimbursement Amount: As defined in Section 2.02.

     Related Group: For Loan Group 1, Group 1; for Loan Group 2, Group 2; for
Loan Group 3, Group 3; and for Loan Group 4, Group 4.

                                      -22-

     Related Loan Group: For Group 1, Loan Group 1; for Group 2, Loan Group 2;
for Group 3, Loan Group 3; and for Group 4, Loan Group 4.

     Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit M attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant
Servicing Criteria. With respect to a Servicing Function Participant engaged by the Servicer, the Trustee or the Custodian, the term "Relevant Servicing
Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

     Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

     Relief Act Reduction: With respect to any Distribution Date, for any
Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC Certificate Maturity Date: The "latest possible maturity date" of the
Regular Certificates as that term is defined in Section 2.07.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

     Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the 18th calendar day of each month, or if such day is not a Business Day, the
Business Day immediately preceding such day.

     REO Disposition Period: As defined in Section 3.14.

     REO Proceeds: Proceeds, net of any related expenses of the Servicer received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

     REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Reportable Event: As defined in Section 3.22(d).

     Reporting Servicer: As defined in Section 3.22(c)(i).

                                      -23-

     Request for Release: The Request for Release submitted by the Servicer to the Custodian substantially in the form of Exhibit E.

     Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

     Residual Certificate: The Class 1-A-R Certificate, which represents ownership of the Class LR Interest and the Class UR Interest for the purposes of the REMIC Provisions.

     Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice
President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

     Restricted Classes: As defined in Section 5.02(d).

     S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

     Sarbanes-Oxley Certification: As defined in Section 3.22(e).

     Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the
Cooperative Loan in the related Cooperative Stock.

     Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-R, Class
2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class 3-A-2, Class
4-A-1 and Class 4-A-2 Certificates.

     Senior Credit Support Depletion Date: The date on which the aggregate Class
Certificate Balance of the Subordinate Certificates is reduced to zero.

     Senior Percentage: With respect to any Distribution Date and Loan Group, the percentage, carried to six places rounded up, obtained by dividing (i) the aggregate Class Certificate Balance of the Senior Certificates of the Related
Group immediately prior to such Distribution Date, by (ii) the Pool Stated
Principal Balance of such Loan Group for such Distribution Date.

     Senior Prepayment Percentage: For any Loan Group and any Distribution Date
during the seven years beginning on the first Distribution Date, 100%. The
Senior Prepayment Percentage for any Loan Group and any Distribution Date
occurring on or after the seventh anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Loan Group plus 70% of the
Subordinate Percentage for such Loan Group for such Distribution Date; for any
Distribution Date in the second year thereafter, the Senior Percentage for such
Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such
Distribution Date; for any

                                      -24-

Distribution Date in the third year thereafter, the Senior Percentage for such
Loan Group plus 40% of the Subordinate Percentage for such Loan Group for such
Distribution Date; for any Distribution Date in the fourth year thereafter, the
Senior Percentage for such Loan Group plus 20% of the Subordinate Percentage for such Loan Group for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Loan Group for such Distribution Date unless (i) on any of the foregoing Distribution Dates the
Total Senior Percentage for such Distribution Date exceeds the Total Senior
Percentage calculated as of the Closing Date, in which case the Senior
Prepayment Percentage for each Loan Group for such Distribution Date will once again equal 100%, (ii) on any Distribution Date before the Distribution Date occurring in June 2009, the Total Subordinate Percentage for such Distribution
Date is greater than or equal to twice the Total Subordinate Percentage calculated as of the Closing Date, in which case the Senior Prepayment
Percentage for each Loan Group for such Distribution Date will equal the Senior
Percentage for such Loan Group plus 50% of the Subordinate Percentage for such
Loan Group, or (iii) on any Distribution Date occurring on or after the
Distribution Date in June 2009, the Total Subordinate Percentage for such
Distribution Date is greater than or equal to twice the Total Subordinate
Percentage calculated as of the Closing Date, in which case the Senior
Prepayment Percentage for each Loan Group for such Distribution Date will equal the Senior Percentage for such Loan Group. Notwithstanding the foregoing, no decrease in the share of the applicable Subordinate Percentage (for calculating the applicable Senior Prepayment Percentage for such Loan Group) will occur and the Senior Prepayment Percentage for such Loan Group will be calculated without regard to clause (ii) or (iii) in the preceding sentence unless both of the
Senior Step Down Conditions are satisfied.

     Senior Principal Distribution Amount: As to any Distribution Date and Loan
Group, the sum of (i) the Senior Percentage for such Loan Group of the amounts described in clauses (i)(a) through (d) of the definition of "Principal Amount"
for such Distribution Date and Loan Group and (ii) the Senior Prepayment
Percentage for such Loan Group of the amounts described in clauses (i)(e) and
(f) and the amount described in clause (ii) of the definition of "Principal
Amount" for such Distribution Date and Loan Group.

     Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage for any Loan Group applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any Mortgage
Loan for which the Mortgagor has filed for bankruptcy after the Closing Date)
delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate
Certificates, is not equal to or greater than 50% or (ii) cumulative Realized
Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                      PERCENTAGE OF ORIGINAL
DISTRIBUTION DATE OCCURRING IN   SUBORDINATE CERTIFICATE BALANCE
------------------------------   -------------------------------
June 2006 through May 2009                     20%
June 2009 through May 2014                     30%
June 2014 through May 2015                     35%
June 2015 through May 2016                     40%
June 2016 through May 2017                     45%

                                      -25-

June 2017 and thereafter                       50%

     Servicer: BANA, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

     Servicer Custodial Account: The account or accounts created and maintained by the Servicer pursuant to Section 3.09(b) which must be an Eligible Account.

     Servicer Custodial Account Reinvestment Income: For each Distribution Date, all income and gains net of any losses realized since the preceding Distribution
Date from Permitted Investments of funds in the Servicer Custodial Account.

     Servicer's Certificate: The monthly report required by Section 4.01.

     Servicing Advance: All customary, reasonable and necessary "out of pocket"
costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv)
compliance with the obligations under Section 3.12.

     Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of
Regulation AB, as such may be amended from time to time.

     Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such
Distribution Date, be equal to one-twelfth of the product of the Servicing Fee
Rate with respect to such Mortgage Loan and the Stated Principal Balance of such
Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

     Servicing Fee Rate: With respect to each Mortgage Loan in Loan Group 1,
0.375% per annum; with respect to each Mortgage Loan in Loan Group 2, Loan Group
3 and Loan Group 4, 0.250% per annum.

     Servicing Function Participant: Any Subcontractor utilized by the Servicer, the Trustee or the Custodian that is "participating in the servicing function"
within the meaning of Item 1122 of Regulation AB.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

                                      -26-

     Servicing Transfer Costs: All reasonable costs and expenses (including attorney's fees) incurred by the Trustee in connection with the transfer of servicing from a predecessor servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans properly and effectively.

     Similar Law: As defined in Section 6.02(e).

     Six-Month LIBOR Index: A rate per annum that is defined to be the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the
London market, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

     Sponsor: BANA, a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase
Agreement.

     Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any
Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to
Mortgage Loans under the direction or authority of the Servicer, the Trustee or the Custodian.

     Subordinate Balance Ratio: As of any date of determination, the ratio among the principal balances of the Class 1-LS Interest, Class 2-LS Interest, Class
3-LS Interest and Class 4-LS Interest, equal to the ratio among the Group
Subordinate Amounts of Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group
4.

     Subordinate Certificates: The Class B Certificates.

     Subordinate Percentage: As of any Distribution Date and Loan Group, 100%
minus the Senior Percentage for such Loan Group for such Distribution Date.

     Subordinate Prepayment Percentage: As to any Distribution Date and Loan
Group, 100% minus the Senior Prepayment Percentage for such Loan Group and such
Distribution Date.

     Subordinate Principal Distribution Amount: With respect to any Distribution
Date and Loan Group, an amount equal to the sum of (i) the Subordinate
Percentage for such Loan Group of the amounts described in clauses (i)(a)
through (d) of the definition of "Principal Amount" for

                                      -27-

such Distribution Date and Loan Group and (ii) the Subordinate Prepayment
Percentage for such Loan Group of the amounts described in clauses (i)(e) and
(f) and the amount described in clause (ii) of the definition of "Principal
Amount" for such Distribution Date and Loan Group.

     Subservicer: Any Person that services Mortgage Loans on behalf of the
Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any reconstitution agreement that are identified in Item
1122(d) of Regulation AB.

     Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective
Mortgage Loan which must, on the date of such substitution, (i) have a Stated
Principal Balance, after deduction of the principal portion of the Monthly
Payment due in the month of substitution, not in excess of the Stated Principal
Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate not less than, and not more than 2% greater than that of the Defective Mortgage
Loan; (iii) be of the same type as the Defective Mortgage Loan; (iv) have a
Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (v)
have a credit score not less than that of the Defective Mortgage Loan; (vi) have a Gross Margin not less than that of the Defective Mortgage Loan; (vii) have a credit grade not lower in quality than that of the Defective Mortgage Loan;
(viii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; (ix) have the same lien priority as the Defective Mortgage Loan; (x) have the same Index as the
Defective Mortgage Loan; and (xi) comply with each Mortgage Loan representation and warranty set forth in this Agreement and the Mortgage Loan Purchase
Agreement. More than one Substitute Mortgage Loan may be substituted for a
Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

     Substitution Adjustment Amount: As defined in Section 2.02.

     Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation
Section 1.860F-4(d) and Treasury Regulation Section 301.6231(a)(7)-1.

     Total Covered Amount: As defined in the Mortgage Loan Purchase Agreement.

     Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate
Class Certificate Balance of the Senior Certificates immediately prior to such
Distribution Date by the aggregate Pool Stated Principal Balance for all Loan
Groups with respect to such Distribution Date.

     Total Subordinate Percentage: As to any Distribution Date, the aggregate
Class Certificate Balance of the Subordinate Certificates divided by the aggregate Pool Stated Principal Balance for all Loan Groups.

     Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

                                      -28-

     Trust: The trust created by this Agreement, which shall be named "Banc of
America Funding 2006-E Trust."

     Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which two REMIC elections are to be made, such entire Trust
Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO
Property, together with all collections thereon and proceeds thereof, (iii) the
Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof,
(iv) the right to receive amounts, if any, payable on behalf of any Mortgagor from the Buy-Down Account relating to any Buy-Down Mortgage Loan, (v) the
Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby), (vi) the right to receive any BPP Mortgage
Loan Payment and (vii) the Servicer Custodial Account and the Certificate
Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. The Buy-Down Account shall not be part of the Trust
Estate.

     Trustee: Wells Fargo Bank, N.A., and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

     Trustee Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Trustee, which shall, for such Distribution
Date, be equal to one-twelfth of the product of the Trustee Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage
Loan. Such fee shall be payable monthly, computed on the basis of the same
Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed.

     Trustee Fee Rate: With respect to each Mortgage Loan, 0.0025% per annum.

     Uncertificated Lower-Tier Interests: Any of the Class 1-L Interest, Class
1-LS Interest, Class 2-L Interest, Class 2-LS Interest, Class 3-L Interest,
Class 3-LS Interest, Class 4-L Interest and Class 4-LS Interest.

     Undercollateralized Amount: As defined in Section 5.03(b)(ix).

     Undercollateralized Group: As defined in Section 5.03(b)(ix).

     Underwriter's Exemption: An exemption listed in footnote 1 of, and amended by, Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), or any
successor exemption.

     Unscheduled Principal Amount: As to any Distribution Date and Loan Group,
the sum of the amounts described in clauses (e) and (f) of the definition of
"Principal Amount."

     Upper-Tier Certificate Sub-Account: The sub-account of the Certificate
Account designated by the Trustee pursuant to Section 3.09(g).

                                      -29-

     Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be deemed held in the Upper-Tier Certificate
Sub-Account.

     U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the
United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1%
of all Voting Rights shall be allocated to the Holder of the Residual
Certificate and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate
Balances of their respective Certificates on such date.

     Section 1.02. Calculations.

     All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                      -30-

                                   ARTICLE II

                     CONVEYANCE OF MORTGAGE LOANS; ORIGINAL
                            ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of Mortgage Loans.

     (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the
Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the
Cut-off Date), and the Depositor's rights under the Mortgage Loan Purchase
Agreement. The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage
Loans or any agreement or instrument relating thereto, except as specifically set forth herein. In addition, the Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the
Certificateholders, without recourse, the Depositor's rights to receive any BPP
Mortgage Loan Payment. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a
"High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act
effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices
Act effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act,
effective January 1, 2005.

     (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee (or a Custodian on behalf of the Trustee) for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of Wells Fargo
          Bank, N.A., as trustee for holders of Banc of America Funding
          Corporation Mortgage Pass-Through Certificates, Series 2006-E, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note) and, in the case of any Mortgage Loan originated in the State of New York documented by a NYCEMA, the
          NYCEMA, the new Mortgage Note, if applicable, the consolidated
          Mortgage Note and the consolidated Mortgage;

               (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording

                                      -31-

          office retains the original recorded Mortgage, a copy of such Mortgage certified by the applicable Servicer (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

               (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Wells Fargo Bank, N.A., as
          trustee for the holders of Banc of America Funding Corporation
          Mortgage Pass-Through Certificates, Series 2006-E" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Servicer (which may be part of a blanket
          certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and
          provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its
          designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall enforce the obligations of the Servicer to take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

               (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

               (v) any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto, (B) a title search showing no lien (other than standard exceptions) on the Mortgaged Property senior to the lien of the Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

               (vi) the original of any guarantee executed in connection with the Mortgage Note;

               (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

                                      -32-

               (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

               (ix) for each Mortgage Loan secured by Cooperative Stock, the originals of the following documents or instruments:

               (A) the Cooperative Stock Certificate;

               (B) the stock power executed in blank;

               (C) the executed Cooperative Lease;

               (D) the executed Recognition Agreement;

               (E) the executed assignment of recognition agreement, if any;

               (F) the executed UCC-1 financing statement with evidence of recording thereon; and

               (G) executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), if an
Assignment of Mortgage is required to be recorded as set forth below, the
Depositor has delivered to the Trustee (or a Custodian on behalf of the Trustee)
a copy of such Assignment of Mortgage in blank rather than in the name of the
Trustee and has caused the Servicer to retain the completed Assignment of
Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such
Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

     If in connection with any Mortgage Loans, the Depositor cannot deliver, if applicable, (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D)
the lender's title policy, if any (together with all riders thereto), satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if any, has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee (or a Custodian on behalf of the Trustee) in the case of clause (ii), (iii) or (iv) above, such
Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be

                                      -33-

made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the
Officer's Certificate to such effect to the Trustee (or a Custodian on behalf of the Trustee). The Depositor shall forward or cause to be forwarded to the
Trustee (or a Custodian on behalf of the Trustee) (1) from time to time additional original documents evidencing an assumption or modification of a
Mortgage Loan and (2) any other documents required to be delivered by the
Depositor or the Servicer to the Trustee (or a Custodian on behalf of the
Trustee). In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Depositor or the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

     (c) With respect to each Mortgage Loan, as promptly as practicable subsequent to such transfer and assignment, the Servicer shall (except for any
Mortgage which has been recorded in the name of MERS or its designee) (i) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the
Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the
Assignments of the Mortgages to the Trustee, except that, with respect to any
Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the
Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof.

     No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of
Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the
Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.
As set forth on Exhibit J attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit J.

     (d) In the case of Mortgage Loans that have been prepaid in full as of the
Closing Date, the Depositor, in lieu of delivering the above documents to the
Trustee (or a Custodian on behalf of the Trustee), will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in such account pursuant to Section 3.09(c).

                                      -34-

     Section 2.02. Acceptance by the Trustee or Custodian of the Mortgage Loans.

     Subject to the provisions of the following paragraph, the Trustee (or a
Custodian on its behalf) declares that it will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage
Files, and that it will hold such other assets as are included in the Trust
Estate delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Trustee (or a Custodian on its behalf) shall deliver to the
Depositor and the Servicer a certification in the form of Exhibit K hereto (the
"Initial Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

     Within 90 days after the execution and delivery of this Agreement, the
Trustee (or a Custodian on its behalf) shall review the Mortgage Files in its possession, and shall deliver to the Depositor and the Servicer a certification in the form of Exhibit L hereto (the "Final Certification") to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such
Mortgage File contains all of the items required to be delivered pursuant to
Section 2.01; provided, however, that the Trustee (or a Custodian on its behalf)
shall not be responsible for determining if the items set forth in Section
2.01(b)(vii) have been delivered.

     If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File or if the
Depositor, the Servicer or the Trustee discovers a breach by the Sponsor of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan and such breach materially adversely affects the interest of the Certificateholders in the related Mortgage Loan (provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders), then such party shall promptly so notify the Sponsor, the Servicer, the Trustee and the Depositor of such failure to meet the requirements of Section 2.01 or of such breach and request that the Sponsor deliver such missing documentation or cure such defect or breach within 90 days of its discovery or its receipt of notice of any such failure to meet the requirements of Section 2.01 or of such breach. If the Trustee receives written notice that the Sponsor has not delivered such missing document or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the Sponsor's obligation under the Mortgage Loan Purchase Agreement and cause the Sponsor to either (a) substitute for the related Mortgage Loan a Substitute
Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trust at the Purchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the
Closing Date; provided, further, that such substitution or repurchase must occur within 90 days of when such defect was discovered if such defect will cause the
Mortgage Loan not to be a "qualified mortgage" within the meaning of Section
860G(a)(3) of the Code.

     In performing any such review, the Trustee (or a Custodian on its behalf)
may conclusively rely on the purported genuineness of any such document and any signature thereon.

                                      -35-

It is understood that the scope of the Trustee's review (or a Custodian's review on its behalf) of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage
Loan Schedule based solely upon the review of items (i) and (xi) in the definition of Mortgage Loan Schedule. The Trustee (or a Custodian on its behalf)
shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

     If the Trustee receives written notice of a breach of any representation or warranty of the Sponsor, the Trustee, on behalf of the Trust, shall enforce the rights of the Trust under the Mortgage Loan Purchase Agreement for the benefit of the Certificateholders. In addition, if the Trustee receives written notice of a breach of a representation set forth in clauses (f) and (oo) of Section 3 of the Mortgage Loan Purchase Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee, on behalf of the
Trust, shall enforce the right of the Trust to reimbursement by the Sponsor for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"). It is understood and agreed that, except for the payment of any Reimbursement Amount, the obligation of the
Sponsor to cure or to repurchase or substitute any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Sponsor in respect of such omission, defect or breach available to the Trustee on behalf of the Trust and the Certificateholders.

     It is understood and agreed that the representations and warranties set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the
Mortgage Files to the Trustee (or a Custodian on behalf of the Trustee) and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. With respect to the representations and warranties set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Sponsor's knowledge or as to which the Sponsor had no knowledge, if it is discovered by the Depositor or the Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan then, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation or warranty being inaccurate as the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     With respect to each Substitute Mortgage Loan, the Sponsor shall deliver to the Trustee (or a Custodian on behalf of the Trustee), for the benefit of the
Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of
Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate.

                                      -36-

For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Sponsor has substituted a Substitute Mortgage Loan.

     The Servicer shall amend the Mortgage Loan Schedule for the benefit of the
Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Sponsor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage
Loan, as of the date of substitution, the representations and warranties made pursuant to Section 3 of the Mortgage Loan Purchase Agreement. Upon any such substitution and the deposit to the Servicer Custodial Account of any required
Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee (or a Custodian on behalf of the Trustee)
shall upon receipt of written notice from the Servicer of such deposit, release the Mortgage File relating to such Defective Mortgage Loan to the Sponsor and the Trustee shall execute and deliver at the Sponsor's direction such instruments of transfer or assignment prepared by the Sponsor, in each case without recourse, as shall be necessary to vest title in the Sponsor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

     For any month in which the Sponsor substitutes one or more Substitute
Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans in a
Loan Group as of the date of substitution is less than the aggregate Stated
Principal Balance of all such Defective Mortgage Loans in a Loan Group (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such
Defective Mortgage Loans shall be remitted to the Servicer Custodial Account by the Sponsor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder. The Purchase Price of any repurchase and the Substitution Adjustment Amount, if any, shall be deposited in the Servicer Custodial Account. The Servicer shall give the Trustee written notice of such deposits.

     The Trustee (or a Custodian on its behalf) shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall cause to be promptly delivered to the Trustee (or a Custodian on its behalf), upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the
Servicer's possession from time to time.

     Neither the Trustee nor any Custodian shall be under any duty or obligation
(i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi), (vii), (viii) and (ix).

                                      -37-

     Section 2.03. Representations, Warranties and Covenants of the Servicer.

     (a) The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

               (i) The Servicer is a national banking association duly
          organized, validly existing and in good standing under the laws of the
          United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A)
          bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this
          Agreement valid and binding upon the Servicer in accordance with its terms.

               (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

               (iii) The consummation of the transactions contemplated by this
          Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the amended and restated article of association or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

               (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the

                                      -38-

          validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the
          Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

     (b) The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

     Section 2.04. Representations and Warranties of the Depositor as to the
     Mortgage Loans.

     The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

               (i) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage
          Loans. The Mortgage Loans were not assigned or pledged by the
          Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the
          Mortgage Loans.

               (ii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

               (iii) As of the Closing Date, the Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud an of its creditors.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage
Files to the Trustee and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

     Upon discovery by any of the Depositor, the Servicer, the Trustee or the
Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties; provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Purchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner

                                      -39-

described in Section 2.02; provided that if the breach would cause the Mortgage
Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Purchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any shall be remitted to the Servicer for deposit to the Servicer Custodial Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the Depositor to repurchase or substitute for any
Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trust and the Trustee on behalf of
Certificateholders, and such obligation shall survive until termination of the
Trust hereunder.

     Section 2.05. Designation of Interests in the REMICs.

     The Depositor hereby designates the Classes of Senior Certificates (other than the Class 1-A-R Certificate) and the Classes of Subordinate Certificates as
"regular interests" and the Class UR Interest as the single class of "residual interest" in the Upper Tier REMIC for the purposes of Code Sections 860G(a)(1)
and 860G(a)(2), respectively. The Depositor hereby further designates the Class
1-L Interest, Class 1-LS Interest, Class 2-L Interest, Class 2-LS Interest,
Class 3-L Interest, Class 3-LS Interest, Class 4-L Interest and Class 4-LS
Interest as the classes of "regular interests" and the Class LR Interest as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of
Code Sections 860G(a)(1) and 860G(a)(2), respectively.

     Section 2.06. Designation of Start-up Day.

     The Closing Date is hereby designated as the "start-up day" of each REMIC within the meaning of Section 860G(a)(9) of the Code.

     Section 2.07. REMIC Certificate Maturity Date.

     Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the
Treasury Regulations, the "latest possible maturity date" of the regular interests in each REMIC is one month after the maturity of the latest maturing
Mortgage Loan.

     Section 2.08. Execution and Delivery of Certificates.

     The Trustee acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and the Uncertificated
Lower-Tier Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier
Interests, evidence ownership of the entire Trust Estate.

                                      -40-

     Section 2.09. Establishment of the Trust.

     The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "Banc of America Funding 2006-E Trust" and does hereby appoint Wells Fargo Bank, N.A. as Trustee in accordance with the provisions of this Agreement.

     Section 2.10. Purpose and Powers of the Trust.

     The purpose of the common law trust, as created hereunder, is to engage in the following activities:

     (a) to acquire and hold the Mortgage Loans and the other assets of the
Trust Estate and the proceeds therefrom;

     (b) to issue the Certificates sold to the Depositor in exchange for the
Mortgage Loans;

     (c) to make payments on the Certificates;

     (d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

     (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust
Estate and the making of distributions to the Certificateholders.

     The trust is hereby authorized to engage in the foregoing activities. The
Trustee shall not cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement (or those ancillary thereto) while any Certificate is outstanding, and this Section 2.10 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.

     Section 2.11. Repurchase of Converted Mortgage Loans.

     The Depositor shall repurchase from the Trust any Converted Mortgage Loan prior to the first Due Date for such Mortgage Loan following the Conversion
Date. Any such repurchase shall be at the Purchase Price. The Purchase Price for any repurchased Converted Mortgage Loan shall be deposited by or on behalf of the Depositor in the Servicer Custodial Account and, upon receipt by the Trustee of written notification of any such deposit signed by an officer of the
Depositor and a Request for Release, the Trustee shall release to the Depositor or its designee the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the Depositor or its designee, in each case without recourse, as shall be necessary to vest in the Depositor or its designee legal and beneficial ownership of such Converted Mortgage Loan.

                                      -41-

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

     Section 3.01. Servicer to Service the Mortgage Loans.

     For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement,
Customary Servicing Procedures, applicable law and the terms of the related
Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the
Mortgage Loans, to transfers of any Mortgaged Property and assumptions of the
Mortgage Notes and related Mortgages (but only in the manner provided in this
Agreement), (c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage
Loan. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.18. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any
Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the
Certificateholders or any of them, any and all instruments and agreements of satisfaction, cancellation, default, assumption, modification, discharge, partial or full release, and all other comparable instruments and agreements, with respect to the Mortgage Loans, and with respect to the related Mortgaged
Properties held for the benefit of the Certificateholders. To the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence, the Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by any or all of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer. Alternatively, upon the request of the Servicer, the Trustee shall execute and deliver to the Servicer any additional powers of attorney or other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors

                                      -42-

pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the
Certificateholders, be added to the Stated Principal Balances of the Mortgage
Loans, notwithstanding that the terms of such Mortgage Loans so permit.

     The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     Section 3.02. Subservicing; Enforcement of the Obligations of the Servicer.

     (a) The Servicer may arrange for the subservicing of any Mortgage Loan by a
Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this
Agreement relating to agreements or arrangements between the Servicer and a
Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage
Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each
Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

     (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage
Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

     (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage
Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

                                      -43-

     (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

     (e) If the Trustee acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

     (f) The Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Servicer, specifying (i)
the identity of each such Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in
Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Servicer of any Servicing Function
Participant, the Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this Agreement to the same extent as if such Servicing Function Participant were the Servicer. The Servicer shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable Persons any
Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.21, in each case as and when required to be delivered.

     Notwithstanding the foregoing, if the Servicer engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the
Servicer shall be responsible for determining whether such Subcontractor is an
Additional Servicer.

     The Servicer shall indemnify the Depositor, the Sponsor and the Trustee and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Servicer's obligation set forth in the preceding paragraph or the failure of the Servicer to perform any of its obligations under this Section 3.02(f), Section 3.20, Section 3.21 or Section 3.22.

     Section 3.03. Fidelity Bond; Errors and Omissions Insurance.

     The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage
Loans. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the
Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the

                                      -44-

Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated
from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

     Section 3.04. Access to Certain Documentation.

     The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

     Section 3.05. Maintenance of Primary Mortgage Insurance Policy; Claims;
     Collections of BPP Mortgage Loan Payments.

     With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of
80% or such other Loan-to-Value Ratio as may be required by law, the Servicer shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with
FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Mortgage Insurance Policy is terminated, the
Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary
Mortgage Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Mortgage Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Mortgage
Insurance Policy are jeopardized by the financial condition of the insurer, the
Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage
Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the
Servicer shall promptly notify the insurer under the related Primary Mortgage
Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such
Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary
Mortgage Insurance Policy as provided above.

                                      -45-

     In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the
Certificateholders, claims to the insurer under any Primary Mortgage Insurance
Policy in a timely fashion in accordance with the terms of such Primary Mortgage
Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.08(a), any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Escrow Account, subject to withdrawal pursuant to Section 3.08(b).

     The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

     The Servicer shall take all actions necessary to collect, on behalf of the
Trust, any BPP Mortgage Loan Payments required to be made to the Trust pursuant to the Mortgage Loan Purchase Agreement.

     Section 3.06. Rights of the Depositor and the Trustee in Respect of the
     Servicer.

     The Depositor may, but is not obligated to, enforce the obligations of the
Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer, nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

     Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the
Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the
Subservicer or its officers, directors or employees, except as set forth in
Section 3.01. The Servicer shall be solely liable for all fees owed by it to any
Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

     Section 3.07. Trustee to Act as Servicer.

     If the Servicer shall for any reason no longer be the Servicer hereunder
(including by reason of an Event of Default), the Trustee shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the
Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor
Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any

                                      -46-

such assumption shall be subject to Sections 7.02 and 8.05. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the
Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the
Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section 3.02 to the same extent as if the Subservicing
Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing
Agreement.

     The Servicer that is no longer a Servicer hereunder shall, upon request of the Trustee, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing
Agreement to the assuming party. The Trustee shall be entitled to be reimbursed from the predecessor Servicer (or the Trust if the predecessor Servicer is unable to fulfill its obligations hereunder) for all Servicing Transfer Costs.

     Section 3.08. Collection of Taxes, Assessments and Similar Items; Escrow
     Accounts.

     (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts
(collectively, the "Escrow Account"), titled "Bank of America, National
Association, in trust for registered holders of Banc of America Funding
Corporation Mortgage Pass-Through Certificates, Series 2006-E and various
Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The
Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage
Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged
Property; and (iii) all amounts representing proceeds of any Primary Mortgage
Insurance Policy. Nothing herein shall require the Servicer to compel a
Mortgagor to establish an Escrow Account in violation of applicable law.

     (b) Withdrawals of amounts so collected from the Escrow Account may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or
PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the
Servicer pursuant to Section 3.08(c) with respect to such Mortgage Loan, (iii)
to refund to any Mortgagor any sums determined to be overages, (iv) for

                                      -47-

transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (v) for application to restore or repair the Mortgaged Property,
(vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any
Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account; or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the
Trust Estate.

     (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of
Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a
Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of
Insurance Proceeds, Liquidation Proceeds or otherwise.

     (d) The Servicer shall establish and maintain a Buy-Down Account, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts any Buy-Down Funds shall be deposited within 48 hours
(or as of such other time specified in the related Servicing Agreement) of receipt thereof. The Servicer is hereby authorized to make withdrawals from and deposits to the related Buy-Down Account for purposes required or permitted by this Agreement. In addition, the Servicer shall withdraw from the Buy-Down
Account and deposit in immediately available funds in the Servicer Custodial
Account an amount which, when added to such Mortgagor's payment, will equal the full monthly payment due under the related Mortgage Note.

     Section 3.09. Collection of Mortgage Loan Payments; Servicer Custodial
     Account; Certificate Account.

     (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the
Mortgage Loans when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary

                                      -48-

Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.
Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment penalties or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days;
provided, however, that the Servicer cannot extend the maturity of any such
Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage
Loan in accordance with the provisions of Section 3.19 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

     (b) The Servicer shall establish and maintain the Servicer Custodial
Account. The Servicer shall deposit or cause to be deposited into the Servicer
Custodial Account on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

               (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

               (ii) all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

               (iii) with respect to each Mortgage Loan, (A) all Insurance
          Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be
          (1) applied to the restoration or repair of the Mortgaged Property,
          (2) released to the Mortgagor in accordance with Customary Servicing
          Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.08 and (B) any Insurance Proceeds released from an Escrow Account;

               (iv) any amount required to be deposited by the Servicer pursuant to Section 3.09(d) in connection with any losses on Permitted
          Investments with respect to the Servicer Custodial Account;

               (v) any amounts required to be deposited by the Servicer pursuant to Section 3.14;

                                      -49-

               (vi) Periodic Advances made by the Servicer pursuant to Section
          3.19 and any Compensating Interest;

               (vii) all Purchase Prices, all Substitution Adjustment Amounts
          and all Reimbursement Amounts to the extent received by the Servicer;

               (viii) any Recoveries;

               (ix) any Buy-Down Funds required to be deposited pursuant to
          Section 3.08; and

               (x) any other amounts required to be deposited hereunder.

     The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive. If the Servicer shall deposit in the
Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial
Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer
Custodial Account that have been identified by it as being attributable to the
Mortgage Loans. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.09. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the
Certificateholders until withdrawn in accordance with Section 3.11.

     (c) The Trustee shall establish and maintain, on behalf of the
Certificateholders, the Certificate Account, which shall be deemed to consist of six sub-accounts. The Trustee shall, promptly upon receipt, deposit in the
Certificate Account and retain therein the following:

               (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

               (ii) any amount paid by the Trustee pursuant to Section 3.09(d)
          in connection with any losses on Permitted Investments with respect to the Certificate Account; and

               (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

     If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate
Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this
Agreement or

                                      -50-

withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of the
Servicer.

     (d) Each institution at which the Servicer Custodial Account or the
Certificate Account is maintained may invest the funds therein as directed in writing by the Servicer (in the case of the Servicer Custodial Account) or the
Trustee (in the case of the Certificate Account) in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such
Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such
Remittance Date) and (ii) in the case of the Certificate Account, the Business
Day next preceding the Distribution Date (except that if such Permitted
Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date).
All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All Servicer Custodial Account Reinvestment
Income shall be for the benefit of the Servicer as part of its Servicing
Compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein.
The amount of any losses realized in the Servicer Custodial Account or the
Certificate Account incurred in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee
in the Certificate Account, as applicable.

     (e) The Servicer shall give notice to the Trustee of any proposed change of location of the Servicer Custodial Account not later than 30 days after and not more that 45 days prior to any change thereof. The Trustee shall give notice to the Depositor, the Servicer and the Rating Agencies of any proposed change of the location of the Certificate Account maintained by the Trustee not later than
30 days after and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account and the Certificate Account shall be evidenced by a certification substantially in the form of Exhibit F hereto.

     (f) The Trustee shall designate each of the Lower-Tier Certificate
Sub-Account and the Upper-Tier Certificate Sub-Account as a sub-account of the
Certificate Account. On each Distribution Date (other than the Final
Distribution Date, if such Final Distribution Date is in connection with a purchase of the remaining assets of the Trust Estate by the Servicer), the
Trustee shall (i) from funds available on deposit in the Certificate Account, be deemed to deposit into the Lower-Tier Certificate Sub-Account all funds deemed on deposit in the Loan Group 1 Sub-Account, Loan Group 2 Sub-Account, the Loan
Group 3 Sub-Account and the Loan Group 4 Sub-Account and (ii) immediately thereafter, be deemed to deposit into the Upper-Tier Certificate Sub-Account, the Lower-Tier Distribution Amount.

     Section 3.10. Access to Certain Documentation and Information Regarding the
     Mortgage Loans.

     The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating

                                      -51-

to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

     Section 3.11. Permitted Withdrawals from the Certificate Account and the
     Servicer Custodial Account.

     (a) The Servicer may from time to time make withdrawals from the Servicer
Custodial Account for the following purposes:

               (i) to pay to the Servicer (to the extent not previously
          retained), the Servicing Fee to which it is entitled pursuant to
          Section 3.17;

               (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loans in the same Loan
          Group as the Mortgage Loan(s) (including amounts received in respect of BPP Mortgage Loan Payments for such Mortgage Loans) in respect of which any such Advance was made;

               (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause
          (iii) being limited first to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage Loan(s) in respect of which such
          Nonrecoverable Advance was made;

               (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

               (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02,
          Section 2.04 or Section 2.11, all amounts received thereon after the date of such purchase;

               (vi) to reimburse itself or the Depositor for expenses incurred by either of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.02 and Section 7.03;

               (vii) to withdraw any amount deposited in the Servicer Custodial
          Account and not required to be deposited therein;

               (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount for such Distribution
          Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account;
          and

               (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

     The Servicer shall keep and maintain separate accounting, on a Mortgage
Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial

                                      -52-

Account pursuant to clauses (i), (ii), (iv) and (v) above. Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii) above, the Servicer shall deliver to the Trustee an Officer's Certificate of a
Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage
Loan(s) and their respective portions of such Nonrecoverable Advance.

     (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement.
In addition, the Trustee may from time to time make withdrawals from the
Certificate Account for the following purposes:

               (i) to pay to itself the Trustee Fee;

               (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account and any other amounts (other than the Trustee Fee) due to it under this
          Agreement for the related Distribution Date;

               (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein;
          and

               (iv) to clear and terminate the Certificate Account upon
          termination of this Agreement pursuant to Section 10.01.

     (c) On each Distribution Date, funds on deposit in the Certificate Account and deemed to be on deposit in the Upper-Tier Certificate Sub-Account shall be used to make payments on the Regular Certificates and the Class 1-A-R
Certificate as provided in Sections 5.01 and 5.02. The Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section
10.01.

     Section 3.12. Maintenance of Hazard Insurance and Other Insurance.

     The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the
Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal
Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property serviced by it, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related
Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the

                                      -53-

Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section
3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO
Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

     The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

     Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards,
(B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance and (D) otherwise comply with the requirements of this Section
3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section
3.12 and the amount paid under such blanket policy.

     Section 3.13. Enforcement of Due-On-Sale Clauses; Assumption Agreements.

     (a) Except as otherwise provided in this Section 3.13, when any Mortgaged
Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or
Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy.
Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related
Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or

                                      -54-

is about to be conveyed, pursuant to which such Person becomes liable under the
Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section
3.13(b), is also authorized with the prior approval of the insurers under any
Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which it reasonably believes it is restricted by law from preventing, for any reason whatsoever.

     (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage
Note or Mortgage or if an instrument of release is required releasing the
Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage
Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the
Mortgage Note may be changed. In addition, the substitute Mortgagor and the
Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument, the Servicer shall execute an
Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the
Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) a copy of the Officer's Certificate described in the previous sentence and the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by it as additional servicing compensation.

     Section 3.14. Realization Upon Defaulted Mortgage Loans; REO Property.

     (a) Subject to Section 3.18, the Servicer shall use reasonable best efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged
Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged
Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of

                                      -55-

liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

     (b) With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The name of the Trust shall be placed on the title to such REO Property. The Servicer shall ensure that the title to such REO Property references this Agreement. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by it manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as it deems to be in the best interest of the
Certificateholders for the period prior to the sale of such REO Property. The
Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property serviced by it that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the
REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required.

     If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged
Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A)
the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) on any REMIC or cause any REMIC Estate to fail to qualify as a separate REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the
Servicer's expense), or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, and received an extension of the REO
Disposition Period in the manner contemplated by Section 856(e)(3) of the Code.
If such an Opinion of Counsel is provided or such an exemption is obtained, the
Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the
Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of

                                      -56-

income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the
Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged
Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

     The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed
Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans
(solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

     The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and
Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic
Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable
Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage
Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to Section 3.17.

     Section 3.15. Trustee and Custodian to Cooperate; Release of Mortgage
Files.

     Upon the payment in full of any Mortgage Loan, or the receipt by the
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee
(or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven
Business Days release the related Mortgage File to the Servicer. The Trustee shall deliver to the Servicer the Mortgage Note with

                                      -57-

written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as
applicable, shall, upon delivery to the Trustee (or, at the direction of the
Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage
File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage
Loan is liquidated and the proceeds thereof are deposited in the Servicer
Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing
Officer.

     Upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer shall give an instrument of satisfaction (or Assignment of Mortgage without recourse)
regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the
Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the
Mortgage Note or the Mortgage or otherwise available at law or in equity.

     Section 3.16. Documents, Records and Funds in Possession of the Servicer to
be Held for the Trustee.

     The Servicer shall transmit to the Trustee or, at the direction of the
Trustee, the Custodian, as required by this Agreement all documents and instruments in respect of a Mortgage Loan serviced by it coming into the possession of the Servicer from time to time and shall account fully to the
Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any
Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee,

                                      -58-

subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account
or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

     Section 3.17. Servicer Compensation.

     The Servicer shall be entitled out of each payment of interest on a
Mortgage Loan (or portion thereof) included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing
Fee for such Distribution Date; provided, however, that the aggregate Servicing
Fee for the Servicer relating to the Mortgage Loans shall be reduced (but not below zero) by an amount equal to the Compensating Interest.

     Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.09(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this
Agreement.

     Section 3.18. Modifications, Waivers, Amendments and Consents.

     (a) Subject to this Section 3.18, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

     (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

               (i) affect the amount or timing of any related payment of
          principal, interest or other amount payable thereunder;

               (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

               (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

                                      -59-

unless (A) such Mortgage Loan is 90 days or more past due or (B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of any REMIC and such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage
Loan than would liquidation. Notwithstanding the foregoing, no Opinion of
Counsel need be delivered if the purpose of the modification is to reduce the
Monthly Payment on a Mortgage Loan as a result of a partial Principal Prepayment provided that the Mortgage Loan is fully amortized by its original maturity date. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

     (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

     (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the
Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by it, which amount shall be retained by the Servicer as additional servicing compensation.

     (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the
Servicer (i) shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) a copy thereof and (ii) shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) such document, with evidence of notification upon receipt thereof from the public recording office.

     Section 3.19. Advances.

     The Servicer shall determine on or before each Determination Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Remittance Date, either (a) deposit into the Servicer Custodial
Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the
Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic
Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the
Business Day preceding the next Remittance Date. The Servicer shall be

                                      -60-

entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.19 as provided in Section 3.11.
The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged
Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by it no later than the related
Remittance Date.

     The Servicer shall deliver to the Trustee on the related Remittance Date an
Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable
Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a
Nonrecoverable Advance.

     Section 3.20. Annual Statement of Compliance.

     Each of the Servicer and the Trustee shall deliver, and shall cause any
Additional Servicer engaged by it to deliver, or otherwise make available to the
Depositor and, in the case of the Servicer, to the Trustee (and the Trustee will forward to each Rating Agency), no later than March 15th of each calendar year beginning in 2007, an Officer's Certificate (each, a "Compliance Statement"), signed by an officer of such party, stating, as to the signer thereof, that (a)
a review of the activities of such party during the preceding calendar year or portion thereof and of performance of such party under this Agreement or such applicable agreement in the case of an Additional Servicer has been made under such officer's supervision and (b) to the best of such officers' knowledge, based on such review, such party has fulfilled all of its obligations under this
Agreement or such applicable agreement in the case of an Additional Servicer in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Such Compliance
Statements shall contain no restrictions or limitations on its use. The obligations of the Servicer and the Trustee under this Section apply to each entity that acted as Servicer or Trustee, as applicable, during the applicable period, whether or not such entity is acting as Servicer or Trustee at the time such Compliance Statement is required to be delivered.

     In the event the Servicer or the Trustee is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and shall use its reasonable efforts to cause any Additional Servicer that resigns or is terminated under any applicable servicing agreement to provide, a Compliance
Statement pursuant to this Section 3.20 with respect to the period of time that the Servicer or the Trustee was subject to this Agreement or such applicable agreement in the case of an Additional Servicer or the period of time that the
Additional Servicer was subject to such other servicing agreement.

     Section 3.21. Assessments of Compliance and Attestation Reports.

     (a) Each of the Servicer, the Trustee and the Custodian, each at its own expense, shall deliver, and shall cause each Servicing Function Participant engaged by it to deliver, or otherwise make available to the Depositor and the
Trustee on or before March 15th of each calendar year beginning in 2007, a report regarding such party's assessment of compliance with

                                      -61-

the Relevant Servicing Criteria (each, an "Assessment of Compliance"), reasonably satisfactory to the Depositor and the Trustee, that contains (i) a statement by such party of its responsibility for assessing compliance with the
Relevant Servicing Criteria, (ii) a statement that such party used the Relevant
Servicing Criteria to assess compliance with the Relevant Servicing Criteria,
(iii) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.22(c), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof and (iv) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

     No later than February 1 of each fiscal year for the Trust for which a Form
10-K is required to be filed, the Servicer, the Trustee and the Custodian shall each forward to the Depositor and the Trustee the name of each Servicing
Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing
Function Participant. When the Servicer, the Trustee and the Custodian (or any
Servicing Function Participant engaged by them) submit their assessments to the
Depositor and the Trustee, such parties will also at such time include the assessment (and attestation pursuant to Section 3.21(b)) of each Servicing
Function Participant engaged by it.

     Promptly after receipt of such Assessments of Compliance, the Trustee shall confirm that the Assessments of Compliance, taken individually, address the
Relevant Servicing Criteria for each party as set forth on Exhibit M and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

     (b) Each of the Servicer, the Trustee and the Custodian, each at its own expense, shall cause, and shall cause each Servicing Function Participant engaged by it to cause, on or before March 15th of each calendar year beginning in 2007, a registered public accounting firm (which may also render other services to the Servicer, the Trustee, the Custodian or such other Servicing
Function Participants, as the case may be) and that is a member of the American
Institute of Certified Public Accountants to furnish a report (each, an
"Attestation Report") to the Depositor and the Trustee, to the effect that (i)
it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the
Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing
Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the
Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such
Attestation Report why it was unable to express such an opinion. Each such related Attestation Report shall be made in accordance with Rules 1-02(a)(3) and
2-02(g) of the Commission's Regulation S-X. Such Attestation Reports must be available for general use and not contain restricted use language. If requested by the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the
Depositor's registration statement on Form S-3 relating to the Offered
Certificates and the Form 10-K for the Trust.

                                      -62-

     Promptly after receipt of such Attestation Reports, the Trustee shall confirm that each Assessment of Compliance is coupled with a related Attestation
Report and shall notify the Depositor of any exceptions. None of such parties shall be required to deliver or cause the delivery of such Attestation Reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

     (c) In the event the Servicer, the Custodian or the Trustee is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and each such party shall cause any Servicing Function Participant engaged by it to provide, an Assessment of Compliance pursuant to this Section 3.21, coupled with an Attestation Report as required in this Section 3.21, with respect to the period of time that the Servicer or the Trustee was subject to this Agreement.

     Section 3.22. Reports to the Commission.

     (a) The Trustee and the Servicer shall reasonably cooperate with the
Depositor in connection with the Trust's satisfying its reporting requirements under the Exchange Act. Without limiting the generality of the foregoing, the
Trustee shall prepare and file on behalf of the Trust any Form 8-K, Form 10-D and Form 10-K required by the Exchange Act and the rules and regulations of the
Commission thereunder, and the Depositor shall sign such Forms on behalf of the
Trust. Notwithstanding the previous sentence, the Depositor shall file the Form
8-K in connection with the filing of this Agreement.

     (b) Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Trustee shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Trustee shall file each Form 10-D with a copy of the Monthly Statement for such Distribution Date attached thereto. Any disclosure in addition to the Monthly Statement for such Distribution Date that is required to be included on Form 10-D ("Additional Form 10-D Disclosure")
shall be reported by the parties set forth on Exhibit N to the Depositor and the
Trustee and approved by the Depositor pursuant to the following paragraph, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure except as set forth in this Section 3.22(b).

     As set forth on Exhibit N hereto, within 5 calendar days after the related
Distribution Date, (i) the parties described on Exhibit R shall be required to provide to the Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Trustee and such party, any Additional Form 10-D
Disclosure, if applicable, together with an Additional Disclosure Notification in the form of Exhibit S and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional
Form 10-D Disclosure on Form 10-D. The Trustee shall compile all such information provided to it in a Form 10-D prepared by it. The Trustee has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit N of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure information.
The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in

                                      -63-

connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

     After preparing the Form 10-D, the Trustee shall forward electronically a copy of the Form 10-D to the Depositor for review. Within 2 Business Days prior to the 15th calendar day after the related Distribution Date, a duly authorized officer of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to immediately follow) to the Trustee. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in Section 3.22(h)(ii). Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby instructs the Trustee, with respect to each Form 10-D, to check "yes" for each item unless the Trustee has received timely prior written notice from the Depositor that the answer should be "no"
for an item. Promptly (but no later than 1 Business Day) after filing with the
Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Trustee. The signing party at the Depositor can be contacted at the address specified in Section
11.05. Each party to this Agreement acknowledges that the performance by the
Trustee of its duties under this Section 3.22(b) related to the timely preparation, arrangement for execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(b) and also contingent on the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to parties to this
Agreement in the delivery to the Trustee of any necessary Additional Form 10-D
Disclosure pursuant to any custodial agreement or any other applicable agreement. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-D, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto or any Custodian or any Servicing
Function Participant needed to prepare, arrange for execution or file such Form
10-D, not resulting from its own negligence, bad faith or willful misconduct.

     (c) On or prior to the 90th day after the end of each fiscal year of the
Trust or such earlier date as may be required by the Exchange Act (the "10-K
Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Trustee shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trustee within the applicable time frames set forth in this Agreement:

               (i) a Compliance Statement for the Servicer, the Trustee and each
          Additional Servicer (each, a "Reporting Servicer") as described under
          Section 3.20;

               (ii) (A) the Assessment of Compliance for each Reporting
          Servicer, as described under Section 3.21(a) and (c), and (B) if each
          Reporting Servicer's

                                      -64-

          Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included;
          provided, however, that the Trustee, at its discretion, may omit from the Form 10-K any Assessment of Compliance described in this clause
          (ii) or Attestation Report described in clause (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB;

               (iii) (A) the Attestation Report for each Reporting Servicer, as described under Section 3.21(b) and (c), and (B) if any Reporting
          Servicer's Attestation Report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such Attestation Report is not included and an explanation why such Attestation Report is not included; and

               (iv) a Sarbanes-Oxley Certification, as described in Section
          3.22(e).

     Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit O to the Depositor and the Trustee and approved by the
Depositor, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting, direction and approval.

     As set forth on Exhibit O hereto, no later than March 1 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in
2007, (i) the parties described in Exhibit O shall be required to provide to the
Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to
410-715-2380) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Trustee and such party, together with an Additional Disclosure
Notification in the form of Exhibit S and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the
Additional Form 10-K Disclosure on Form 10-K. The Trustee shall compile all such information provided to it in a Form 10-K prepared by it. The Trustee has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit O of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information.
The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-K
Disclosure on Form 10-K pursuant to this paragraph.

     After preparing the Form 10-K, the Trustee shall forward electronically a copy of the Form 10-K to the Depositor for review. No later than 5:00 p.m. New
York City time on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer of the Depositor in charge of securitization shall sign the Form
10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to immediately follow) to the Trustee. If a Form
10-

                                      -65-

K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Section 3.22(g).
Promptly (but no later than 1 Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Trustee. The signing party at the
Depositor can be contacted at the address specified in Section 11.05. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.22(c) related to the timely preparation, arrangement for execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this
Section 3.22(c), Section 3.22(e), Section 3.20 and Section 3.21 and is also contingent upon the Custodian and any Servicing Function Participant strictly observicing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Trustee of any necessary Additional Form 10-K Disclosure, any Compliance Statement, any
Assessment of Compliance and any Attestation Report pursuant to any custodial agreement or any other applicable agreement. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form
10-K, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto or any
Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

     (d) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Trustee shall prepare and file on behalf of the
Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the
Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K other than the initial
Form 8-Ks filed in connection with the issuance of the Certificates ("Form 8-K
Disclosure Information") shall be reported by the parties set forth on Exhibit P to the Depositor and the Trustee and approved by the Depositor pursuant to the following paragraph, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in this Section 3.22(d).

     As set forth on Exhibit P hereto, no later than the end of business on the
2nd Business Day after the occurrence of a Reportable Event (i) the parties to this transaction shall be required to provide to the Trustee (at
cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380)
and to the Depositor, to the extent known by a responsible officer thereof, in
EDGAR-compatible format, or in such other format as otherwise agreed upon by the
Trustee and such party, any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification in the form of Exhibit S and
(ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The
Trustee shall compile all such information provided to it in a Form 8-K prepared by it. The Trustee has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit P of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K
Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in

                                      -66-

connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

     After preparing the Form 8-K, the Trustee shall forward electronically a draft copy of the Form 8-K to the Depositor for review. No later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Trustee of any changes to or approval of such Form 8-K. No later than Noon New York City time on the 4th Business Day after the Reportable
Event, a duly authorized officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to immediately follow) to the Trustee. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the
Trustee will follow the procedures set forth in Section 3.22(g)(ii). Promptly
(but no later than 1 Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form
8-K prepared and filed by the Trustee. The signing party at the Depositor can be contacted at the address specified in Section 11.05. The parties to this
Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.22(d) related to the timely preparation, arrangement for execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this
Section 3.22(d) and is also contingent upon the Custodian and any Servicing
Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Trustee of any necessary From 8-K Disclosure Information
Pursuant to any custodial agreement or any other applicable agreement. The
Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 8-K, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto or any Custodian or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

     (e) Each Form 10-K shall include a certification (the "Sarbanes-Oxley
Certification"), exactly as set forth in Exhibit Q attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Trustee shall provide, and shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the
"Certifying Person"), by March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a "Back-up
Certification"), in the form attached hereto as Exhibit R, upon which the
Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer of the Depositor in charge of securitization shall serve as the
Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted at the address specified in Section 11.05. In the event the
Trustee or any Servicing Function Participant engaged by it is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-up Certification to the Certifying Person pursuant to this Section 3.22(e) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

                                      -67-

     (f) Upon any filing with the Commission prepared and filed by the Trustee, the Trustee shall promptly deliver or make available to the Depositor a copy of any such executed report, statement or information.

     (g) (i) The obligations set forth in paragraphs (a) through (f) of this
Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. On or prior to
January 30 of the first year in which the Trustee is able to do so under applicable law, unless otherwise requested by the Depositor, the Trustee shall prepare and file with the Commission a Form 15 Suspension Notification executed by the Depositor with respect to the Trust. At the beginning of the calendar year after the filing of a Form 15 Suspension Notification, if the Depositor or
the Certificate Registrar determines that the number of Certificateholders of the Offered Certificates of record exceeds the number set forth in Section 15(d)
of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the
Exchange Act, it shall promptly notify the Trustee and the Trustee shall recommence preparing and filing reports on Form 8-K, 10-D and 10-K as required pursuant to this Section and the then-current reporting requirements of the
Exchange Act and the parties hereto will again have the obligations set forth in paragraphs (a) through (f) of this Section.

               (ii) In the event that the Trustee is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or
          10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trustee will immediately electronically notify the
          Depositor of such inability to make a timely filing with the
          Commission. In the case of Form 10-D and 10-K, the Depositor and the
          Trustee will cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act.
          In the case of Form 8-K, the Trustee will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the Trustee will notify the Depositor and such other parties to the transaction are as affected by such amendment, and such parties agree to cooperate to prepare any necessary 8-K/A, 10-D/A or 10-K/A. Any Form 15, Form 12b-25 or any
          amendment to Form 8-K, 10-D or 10-K shall be signed by a duly authorized officer (and a senior officer with respect to the Form
          10-K) of the Depositor. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section
          3.22(g) related to the timely preparation, arrangement for execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K,
          10-D or 10-K is contingent upon each such party performing its duties under this Section 3.22(g). The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or
          10-K, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto or any Custodian or Servicing Function Participant needed to prepare, arrange for execution or file such Form

                                      -68-

          15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

     (h) Notwithstanding the provisions of Section 11.01, this Section 3.22 may be amended without the consent of the Certificateholders.

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

     Section 4.01. Servicer's Certificate.

     Each month, not later than 12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following Business
Day), the Servicer shall deliver to the Trustee, a Servicer's Certificate
(containing the data elements set forth on Exhibit T in a format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate delivered by the Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                    ARTICLE V

       PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC ADMINISTRATION

     Section 5.01. Distributions.

     On each Distribution Date, based solely on the information in the
Servicer's Certificates, the Trustee shall distribute or be deemed to distribute, as applicable, out of the Certificate Account or the Upper-Tier
Certificate Sub-Account, as applicable (to the extent funds are available therein), to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register or
(b) upon written request by the Holder of a Certificate (other than a Residual
Certificate), by wire transfer or by such other means of payment as such
Certificateholder and the Trustee shall agree upon, such Certificateholder's
Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

     None of the Holders of any Class of Certificates, the Depositor, the
Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

     Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

                                      -69-

     Section 5.02. Priorities of Distributions.

     (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate
Account (to the extent funds are available therein) (1) to the extent not previously paid, the amount payable to the Trustee pursuant to Section
3.11(b)(2) and shall pay such funds to itself and (2) the Pool Distribution
Amount for each Loan Group, in an amount specified in written notice received by the Trustee from the Servicer no later than the Business Day following the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests as specified in this
Section 5.02(a) and to the Class 1-A-R Certificate (in respect of the Class LR
Interest), and then to distributions on the Certificates (including the Class
1-A-R Certificate) (in respect of the Class UR Interest). Distributions shall be made on the Certificates in the following order of priority and to the extent of such funds, paying the Senior Certificates of each Group solely from the applicable Pool Distribution Amount and paying the Subordinate Certificates solely from the combined remaining Pool Distribution Amounts for all Loan
Groups, in the following order of priority and to the extent of such funds:

               (i) to each Class of Senior Certificates, an amount allocable to interest equal to the Interest Distribution Amount for the related
          Class and any shortfall being allocated among the related Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

               (ii) to each Class of Senior Certificates, in an aggregate amount up to the Senior Principal Distribution Amount for the related Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b);

               (iii) to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

               (A) to the Class B-1 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (B) to the Class B-1 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (C) to the Class B-2 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (D) to the Class B-2 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (E) to the Class B-3 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                                      -70-

               (F) to the Class B-3 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (G) to the Class B-4 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (H) to the Class B-4 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (I) to the Class B-5 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (J) to the Class B-5 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

               (K) to the Class B-6 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (L) to the Class B-6 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero; and

               (iv) to the Holder of the Class 1-A-R Certificate (in respect of the Class LR Interest or the Class UR Interest, as applicable), any amounts remaining in the Upper-Tier Certificate Sub-Account or the
          Lower-Tier Certificate Sub-Account and any remaining Pool Distribution
          Amounts.

     No Class of Certificates will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of "Interest
Distribution Amount" after its Class Certificate Balance has been reduced to zero.

     All distributions in respect of the Interest Distribution Amount for a
Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount" and second with respect to the amount payable pursuant to clause (ii) of such definition.

     On each Distribution Date, the Trustee shall distribute any Reimbursement
Amount sequentially to the Classes of Certificates then outstanding which bore the loss to which such Reimbursement Amount relates beginning with the most senior of such Classes of Certificates, up to, with respect to each Class, the amount of loss borne by such Class. Any Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the Pool
Distribution Amount for the applicable Loan Group.

     Distributions on the Uncertificated Lower-Tier Interests. On each
Distribution Date, interest shall be distributed in respect of each
Uncertificated Lower-Tier Interest at the

                                      -71-

pass-through rate thereon, as described in the fourth succeeding paragraph plus any amounts in respect thereof remaining unpaid from previous Distribution
Dates. For purposes of calculating the interest distributable in respect of each
Uncertificated Lower-Tier Interest and any Distribution Date, Non-Supported
Interest Shortfalls and Relief Act Reductions related to a Loan Group shall be allocated to the related Uncertificated Lower-Tier Interests pro rata based on, and to the extent of, one month's interest at the then applicable pass-through rate on such Uncertificated Lower-Tier Interest. Any Non-Supported Interest
Shortfalls and Relief Act Reductions allocated to the Uncertificated Lower-Tier
Interests pursuant to this paragraph shall be (a) from Non-Supported Interest
Shortfalls and Relief Act Reductions allocated to Loan Group 1 in the case of
Uncertificated Lower-Tier Interests beginning with the numeral "1," (b) from
Non-Supported Interest Shortfalls and Relief Act Reductions allocated to Loan
Group 2 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "2," (c) from Non-Supported Interest Shortfalls and Relief Act
Reductions allocated to Loan Group 3 in the case of Uncertificated Lower-Tier
Interests beginning with the numeral "3" and (d) from Non-Supported Interest
Shortfalls and Relief Act Reductions allocated to Loan Group 4 in the case of
Uncertificated Lower-Tier Interests beginning with the numeral "4."

     On each Distribution Date, distributions of principal with respect to the
Uncertificated Lower-Tier Interests shall be made first, to the Class 1-LS
Interest, Class 2-LS Interest, Class 3-LS Interest and Class 4-LS Interest so as
to keep their principal balances equal to 0.1% of the Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4, respectively
(except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to the
Class 1-LS Interest, Class 2-LS Interest, Class 3-LS Interest and Class 4-LS
Interest such that the Subordinate Balance Ratio is maintained); and second, any remaining principal to the Class 1-L Interest, Class 2-L Interest, Class 3-L
Interest and Class 4-L Interest. Any distributions made to the Uncertificated
Lower-Tier Interests pursuant to this paragraph shall be made (a) from the Pool
Distribution Amount for Loan Group 1 to Uncertificated Lower-Tier Interests
beginning with the numeral "1," (b) from the Pool Distribution Amount for Loan
Group 2 to Uncertificated Lower-Tier Interests beginning with the numeral "2,"
(c) from the Pool Distribution Amount for Loan Group 3 to Uncertificated
Lower-Tier Interests beginning with the numeral "3" and (d) from the Pool
Distribution Amount for Loan Group 4 to Uncertificated Lower-Tier Interests
beginning with the numeral "4."

     Realized Losses shall be applied after all distributions have been made on each Distribution Date first, to the Class 1-LS Interest, Class 2-LS Interest,
Class 3-LS Interest and Class 4-LS Interest, so as to keep their principal balances equal to 0.1% of the Group Subordinate Amount for Loan Group 1, Loan
Group 2, Loan Group 3 and Loan Group 4, respectively (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be allocated to the Class 1-LS Interest, Class
2-LS Interest, Class 3-LS Interest and Class 4-LS Interest such that the
Subordinate Balance Ratio is maintained); and second, the remaining Realized
Losses shall be allocated to the Class 1-L Interest, Class 2-L Interest, Class
3-L Interest and Class 4-L Interest. Any Realized Losses allocated to the
Uncertificated Lower-Tier Interests pursuant to this paragraph shall be (a) from
Realized Losses allocated to Loan Group 1 in the case of Uncertificated
Lower-Tier Interests beginning with the numeral "1," (b) from Realized Losses allocated to Loan Group 2 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "2," (c) from Realized Losses allocated to Loan Group
3 in the case of Uncertificated Lower-Tier Interests

                                      -72-

beginning with the numeral "3" and (d) from Realized Losses allocated to Loan
Group 4 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "4." Recoveries and Reimbursement Amounts shall be applied to the
Uncertificated Lower-Tier Interests in a manner analogous to the application of
Realized Losses to the Uncertificated Lower-Tier Interests.

     As of any date, the aggregate principal balance of the Class 1-L Interest and the Class 1-LS Interest shall equal the aggregate Stated Principal Balance of Loan Group 1. As of any date, the aggregate principal balance of the Class
2-L Interest and the Class 2-LS Interest shall equal the aggregate Stated
Principal Balance of Loan Group 2. As of any date, the aggregate principal balance of the Class 3-L Interest and the Class 3-LS Interest shall equal the aggregate Stated Principal Balance of Loan Group 3. As of any date, the aggregate principal balance of the Class 4-L Interest and the Class 4-LS
Interest shall equal the aggregate Stated Principal Balance of Loan Group 4. As of any date, the aggregate principal balance of the Uncertificated Lower-Tier
Interests shall equal the aggregate of the Class Certificate Balances of the
Certificates.

     The pass-through rate with respect to the Class 1-L Interest and the Class
1-LS Interest shall be the Net WAC for the Group 1 Mortgage Loans. The pass-through rate with respect to the Class 2-L Interest and the Class 2-LS
Interest shall be the Net WAC for the Group 2 Mortgage Loans. The pass-through rate with respect to the Class 3-L Interest and the Class 3-LS Interest shall be the Net WAC for the Group 3 Mortgage Loans. The pass-through rate with respect to the Class 4-L Interest and the Class 4-LS Interest shall be the Net WAC for the Group 4 Mortgage Loans. Amounts distributed to the Uncertificated Lower-Tier
Interests in respect of principal and interest with respect to any Distribution
Date are referred to herein collectively as the "Lower-Tier Distribution
Amount."

     (b) (i) With respect to the Group 1 Senior Certificates:

               On each Distribution Date prior to the Senior Credit Support
          Depletion Date, the amount distributable to the Group 1 Senior
          Certificates pursuant to Section 5.02(a)(ii) for such Distribution
          Date, will be distributed, sequentially, as follows:

                    first, to the Class 1-A-R Certificate, until its Class
               Certificate Balance has been reduced to zero; and

                    second, concurrently, to the Class 1-A-1 and Class 1-A-2
               Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

               (ii) With respect to the Group 2 Senior Certificates:

               On each Distribution Date prior to the Senior Credit Support
          Depletion Date, the amount distributable to the Group 2 Senior
          Certificates pursuant to Section 5.02(a)(ii) for such Distribution
          Date, will be distributed, concurrently, as follows:

               (A) 95.8333950894%, concurrently, as follows:

                                      -73-

                    (1) 34.9528137015% to Class 2-A-1 Certificates, until their
               Class Certificate Balance has been reduced to zero; and

                    (2) 65.0471862985%, concurrently, to Class 2-A-2 and Class
               2-A-3 Certificates, pro rata, until their Class Certificate
               Balances have been reduced to zero; and

               (B) 4.1666049106% to the Class 2-A-4 Certificates, until their
          Class Certificate Balance has been reduced to zero.

               (iii) With respect to the Group 3 Senior Certificates:

               On each Distribution Date prior to the Senior Credit Support
          Depletion Date, the amount distributable to the Group 3 Senior
          Certificates pursuant to Section 5.02(a)(ii) for such Distribution
          Date, will be distributed, concurrently, to the Class 3-A-1 and Class
          3-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

               (iv) With respect to the Group 4 Senior Certificates:

               On each Distribution Date prior to the Senior Credit Support
          Depletion Date, the amount distributable to the Group 4 Senior
          Certificates pursuant to Section 5.02(a)(ii) for such Distribution
          Date, will be distributed, concurrently, to the Class 4-A-1 and Class
          4-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

               (v) On each Distribution Date on or after the Senior Credit
          Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a Loan Group available to be distributed as principal of the Senior Certificates of the Related Group shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class
          Certificate Balances thereof are reduced to zero.

               (vi) Notwithstanding the foregoing, on each Distribution Date prior to the Senior Credit Support Depletion Date but on or after the date on which the aggregate Class Certificate Balance of the Senior
          Certificates of any Group has been reduced to zero, amounts otherwise distributable from the Unscheduled Principal Amounts with respect to the Related Loan Group on the Subordinate Certificates will be paid as principal to the remaining classes of Senior Certificates of the other
          Groups together with the applicable Senior Principal Distribution
          Amount in accordance with the priorities set forth for the applicable
          Group in clause (i), (ii), (iii) or (iv) above, provided that on such
          Distribution Date (a) the Total Subordinate Percentage for such
          Distribution Date is less than twice the initial Total Subordinate
          Percentage or (b) the outstanding principal balance of all Mortgage
          Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property and any Mortgage Loan for which the

                                      -74-

          mortgagor has filed for bankruptcy) delinquent 60 days or more
          (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates,
          is greater than or equal to 50%. If the Senior Certificates of two or more Groups remain outstanding, the distributions described above will be made to the Senior Certificates of such Groups, pro rata, in proportion to the aggregate Class Certificate Balance of the Senior
          Certificates of each such Group. In addition, after giving effect to the second preceding sentence, if on any Distribution Date the aggregate Class Certificate Balance of the Senior Certificates of a
          Group is greater than the Adjusted Pool Amount of the Related Loan
          Group (any such Group, the "Undercollateralized Group" and any such excess, the "Undercollateralized Amount"), all amounts otherwise distributable as principal on the Subordinate Certificates pursuant to
          Sections 5.02(a)(iii)(L), (J), (H), (F), (D) and (B), in that order, will be paid as principal to the Senior Certificates of the
          Undercollateralized Group together with the applicable Senior
          Principal Distribution Amount in accordance with the priorities set forth for the applicable Group above under (i), (ii), (iii) or (iv)
          until the aggregate Class Certificate Balance of the Senior
          Certificates of the Undercollateralized Group equals the Adjusted Pool
          Amount of the Related Loan Group. Also, the amount of any Class Unpaid
          Interest Shortfalls with respect to the Undercollateralized Group
          (including any Class Unpaid Interest Shortfalls for such Distribution
          Date) will be paid to the Undercollateralized Group prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Subordinate Certificates pursuant to
          Sections 5.02(a)(iii)(L), (J), (H), (F), (D) and (B) and, in that order; such amount will be paid to the Senior Certificates of such
          Undercollateralized Group up to their Interest Distribution Amounts for such Distribution Date. If two or more Groups are
          Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to their Undercollateralized Amounts.

     (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such
Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) on and after the
Senior Credit Support Depletion Date, any other Realized Loss on the Mortgage
Loans in the Related Loan Group allocable to interest and (C) Relief Act
Reductions incurred on the Mortgage Loans during the Prior Period.

     (d) Notwithstanding the priority and allocation contained in Section
5.02(a)(iii), if with respect to any Class of Subordinate Certificates on any
Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate
Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Pool Stated Principal Balance for all Loan Groups immediately prior to such Distribution Date (for each Class, the "Fractional
Interest") is less than the Original Fractional Interest for such Class, no distribution of principal in respect of clause (ii) of the Subordinate Principal
Distribution Amounts will be made to any Classes of Subordinate Certificates which have a higher numerical Class designation than such Class (the "Restricted
Classes") and the Class Certificate Balances of the Restricted Classes of
Subordinate Certificates

                                      -75-

will not be used in determining the Pro Rata Share for the Subordinate
Certificates that are not Restricted Classes. If the aggregate Class Certificate
Balances of the Subordinate Certificates that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Subordinate Certificates that are Restricted
Classes of such Related Group in order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates that is a
Restricted Class then outstanding with the lowest numerical Class designation).

     Section 5.03. Allocation of Losses.

     (a) On or prior to each Determination Date, the Servicer shall inform the
Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized
Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans in each
Loan Group. Based on such information, the Trustee shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group with respect to the related Distribution Date. Realized Losses shall be allocated to the
Certificates by a reduction in the Class Certificate Balances of the designated
Classes pursuant to the operation of Section 5.03(b).

     (b) The Class Certificate Balance of the Class of Subordinate Certificates
then outstanding with the highest numerical Class designation shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates and Subordinate Certificates (after giving effect to the amount to be distributed as a distribution of principal on such Distribution
Date) equals the sum of the Adjusted Pool Amounts for such Distribution Date.

     After the Senior Credit Support Depletion Date, the Class Certificate
Balances of the Senior Certificates of each Group in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding
Classes of Senior Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date)
equals the Adjusted Pool Amount for the Related Loan Group for such Distribution
Date.

     Any such reduction or increase shall be allocated among the Senior
Certificates of such Group based on the Class Certificate Balances immediately prior to such Distribution Date until the Class Certificate Balances thereof have been reduced to zero.

     (c) Any reduction or increase in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the
Certificates of such Class in proportion to their respective Percentage
Interests.

     (d) The calculation of the amount to be distributed as principal to any
Class of Subordinate Certificates with respect to a Distribution Date (the
"Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided, however, the actual payment of principal to the Classes of Subordinate Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution

                                      -76-

Date. In the event that after the allocation of Realized Losses for a
Distribution Date, the Calculated Principal Distribution for a Class of
Subordinate Certificates is greater than the Class Certificate Balance of such
Class, the excess shall be distributed (i) first, sequentially, to the Classes of Subordinate Certificates then outstanding (beginning with the Class of
Subordinate Certificates then outstanding with the lowest numerical designation)
until the respective Class Certificate Balance of each such Class is reduced to zero and (ii) then to the Senior Certificates of such Group, pro rata, in accordance with the priorities set forth in Section 5.02.

     (e) After the Senior Credit Support Depletion Date:

               (i)  On any Distribution Date on which the Class 1-A-2 Loss
          Allocation Amount is greater than zero, the Class Certificate Balance of the Class 1-A-2 Certificates will be reduced by the Class 1-A-2
          Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class
          Certificate Balance of the Class 1-A-1 Certificates will not be reduced by the Class 1-A-2 Loss Allocation Amount.

     Any increase in the Class Certificate Balance allocated to the Class 1-A-1
Certificates pursuant to Section 5.03(b) will instead increase the Class
Certificate Balance of the Class 1-A-2 Certificates.

               (ii) On any Distribution Date on which the Class 2-A-4 Loss
Allocation Amount is greater than zero, the Class Certificate Balance of the
Class 2-A-4 Certificates will be reduced by the Class 2-A-4 Loss Allocation
Amount and, notwithstanding Section 5.03(b), the Class Certificate Balances of
the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates will not be reduced by the Class 2-A-4 Loss Allocation Amount. In addition, on and after the
Distribution Date on which the Class Certificate Balance of the Class 2-A-4
Certificates has been reduced to zero, the Class Certificate Balance of the
Class 2-A-3 Certificates will be reduced by (i) on the Distribution Date on which the Class Certificate Balance of the Class 2-A-4 Certificate is reduced to zero, any Class 2-A-3 Loss Allocation Amount not allocated pursuant to the previous sentence and (ii) on any Distribution Date after the Distribution Date on which the Class Certificate Balance of the Class 2-A-4 Certificates has been reduced to zero, the Class 2-A-3 Loss Allocation Amount and, notwithstanding
Section 5.03(b), the Class Certificate Balance of the Class 2-A-2 Certificates
will not be reduced by such Class 2-A-3 Loss Allocation Amount.

     Any increase in the Class Certificate Balance allocated to the Class 2-A-1,
Class 2-A-2 or Class 2-A-3 Certificates pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class 2-A-4 Certificates. After
the Class Certificate Balance of the Class 2-A-4 Certificates has been reduced to zero, any increase in the Class Certificate Balance allocated to the Class
2-A-2 Certificates pursuant to Section 5.03(b) will instead increase the Class
Certificate Balance of the Class 2-A-3 Certificates.

               (iii) On any Distribution Date on which the Class 3-A-2 Loss
          Allocation Amount is greater than zero, the Class Certificate Balance of the Class 3-A-2 Certificates will be reduced by the Class 3-A-2
          Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class
          Certificate Balance of the

                                      -77-

          Class 3-A-1 Certificates will not be reduced by the Class 3-A-2 Loss
          Allocation Amount.

     Any increase in the Class Certificate Balance allocated to the Class 3-A-1
Certificates pursuant to Section 5.03(b) will instead increase the Class
Certificate Balance of the Class 3-A-2 Certificates.

               (iv) On any Distribution Date on which the Class 4-A-2 Loss
          Allocation Amount is greater than zero, the Class Certificate Balance of the Class 4-A-2 Certificates will be reduced by the Class 4-A-2
          Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class
          Certificate Balances of the Class 4-A-1 Certificates will not be reduced by the Class 4-A-2 Loss Allocation Amount.

     Any increase in the Class Certificate Balances allocated to the Class 4-A-1
Certificates pursuant to Section 5.03(b) will instead increase the Class
Certificate Balance of the Class 4-A-2 Certificates.

     (f) Notwithstanding any other provision of this Section 5.03, no Class
Certificate Balance of a Class will be increased on any Distribution Date such that the Class Certificate Balance of such Class exceeds its Initial Class
Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates.

     (g) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated
Lower-Tier Interest as described in Section 5.02(a).

     Section 5.04. Statements to Certificateholders.

     (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificate delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

               (i) the actual Distribution Date, the related Record Date and the
          Interest Accrual Period for each Class for such Distribution Date;

               (ii) for each Loan Group, the related Pool Distribution Amount;

               (iii) for each Loan Group, the amount of the Pool Distribution
          Amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments, Liquidation Proceeds and other components included therein;

               (iv) for each Loan Group, the amount of the Pool Distribution
          Amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest
          Shortfall after giving effect to such distribution;

                                      -78-

               (v) if the distribution to the Holders of such Class of
          Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

               (vi) the Class Certificate Balance of each Class of Certificates before and after giving effect to the distribution of principal on such Distribution Date;

               (vii) for each Loan Group, the Pool Stated Principal Balance for the preceding Distribution Date and the related Distribution Date;

               (viii) for each Loan Group, the Senior Percentage, the Senior
          Prepayment Percentage, the Subordinate Percentage and the Subordinate
          Prepayment Percentage for such Distribution Date;

               (ix) the Total Senior Percentage and the Total Subordinate
          Percentage for such Distribution Date;

               (x) the amount of the Servicing Fee paid to or retained by the
          Servicer with respect to each Loan Group and such Distribution Date and the amount of the Trustee Fee paid to or retained by the Trustee with respect to each Loan Group and such Distribution Date;

               (xi) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

               (xii) the amount of Periodic Advances included in the
          distribution on such Distribution Date and the aggregate amount of
          Periodic Advances outstanding as of the close of business on the
          Determination Date immediately preceding such Distribution Date;

               (xiii) for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy) 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 or more days, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such
          Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution
          Date;

               (xiv) for each Loan Group, with respect to any Mortgage Loans that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregated Stated
          Principal Balance of such Mortgage Loans as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition of the REO Properties;

               (xv) for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution
          Date;

                                      -79-

               (xvi) for each Loan Group, the aggregate amount of Realized
          Losses incurred during the preceding calendar month;

               (xvii) for each Loan Group, the Reimbursement Amount;

               (xviii) for each Loan Group, the amount of Recoveries;

               (xix) for each Loan Group, the number of Mortgage Loans at the end of the applicable reporting period, and the Net WAC and weighted average remaining term;

               (xx) unless such information is otherwise set forth in the Form
          10-D relating to such Distribution Date and provided that the Trustee is reasonably able to include such information in the statement, material breaches of Mortgage Loan representations and warranties of which the Trustee has knowledge or has received written notice; and

               (xxi) unless such information is otherwise set forth in the Form
          10-D relating to such Distribution Date and provided that the Trustee is reasonably able to include such information in the statement, material breaches of any covenants under this Agreement of which the
          Trustee has knowledge or has received written notice.

     For all purposes of this Agreement, with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called "MBA"
methodology for determining delinquencies on mortgage loans similar to the
Mortgage Loans. By way of example, a Mortgage Loan would be delinquent with respect to a Scheduled Payment due on a Due Date if such Scheduled Payment is not made by the close of business on the Mortgage Loan's next succeeding Due
Date, and a Mortgage Loan would be more than 30-days Delinquent with respect to such Scheduled Payment if such Scheduled Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date.

     (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

     In the case of information furnished pursuant to clauses (iii) and (iv) of
Section 5.04(a), the amounts shall be expressed as a dollar amount per
Certificate with a $1,000 denomination.

     On each Distribution Date, the Trustee shall prepare and make available to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the
Depositor, the information contained in the statement described in Section
5.04(a) for such Distribution Date (a "Monthly Statement").

     The Trustee will make the Monthly Statement to Certificateholders (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, and other parties to this Agreement via the Trustee's Internet

                                      -80-

website. The Trustee's Internet website shall initially be located at
"www.ctslink.com." Assistance in using the website can be obtained by calling the Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way the Monthly Statements to
Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

     Within a reasonable period of time after the end of each calendar year, the
Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (iii) and (iv) of
Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

     The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury
Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury
Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC
Provisions including, but not limited to, (i) information to be reported to the
Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual
Certificate by the Trustee), (ii) information to be provided to the Holders of
Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each
REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code;
provided, however, that in setting forth the percentage of such assets of each
REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC
Provisions) made from time to time.

     Section 5.05. Tax Returns and Reports to Certificateholders.

     (a) For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

                                      -81-

     (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax and information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within
30 days of the Closing Date, the Trustee shall obtain for each REMIC a taxpayer identification number on Form SS-4 and any similarly required state or local forms or as otherwise permitted by the Internal Revenue Service, and shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 and any similarly required state or local forms or as otherwise required by the
Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax and information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the
Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

     (c) In the first federal income tax return (and any similar required state or local income tax returns) of each REMIC for its short taxable year ending
December 31, 2006, REMIC status shall be elected for such taxable year and all succeeding taxable years.

     (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury
Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

     Section 5.06. Tax Matters Person.

     The Tax Matters Person shall have the same duties with respect to the applicable REMIC as those of a "tax matters partner" under Subchapter C of
Chapter 63 of Subtitle F of the Code. The Holder of the Class 1-A-R Certificate
is hereby designated as the Tax Matters Person for each of the Upper-Tier REMIC and the Lower-Tier REMIC. By its acceptance of the Class 1-A-R Certificate, such
Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier
REMIC.

     Section 5.07. Rights of the Tax Matters Person in Respect of the Trustee.

     The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably

                                      -82-

request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

     Section 5.08. REMIC Related Covenants.

     For as long as any REMIC created hereunder shall exist, the Trustee, the
Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC and avoid the imposition of tax on each REMIC created hereunder. In particular:

     (a) The Trustee shall not create, or permit the creation of, any
"interests" in any REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual
Certificate and the Uncertificated Lower-Tier Interests.

     (b) Except as otherwise provided in the Code, (i) the Depositor and the
Servicer shall not contribute or allow to be contributed to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and
(ii) no property shall be contributed to any REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of such REMIC imposed by Code
Section 860G(d).

     (c) The Trustee shall not accept on behalf of any REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

     (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 and 2.11), unless such sale is pursuant to a "qualified liquidation" of the applicable
REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

     (e) The Trustee shall maintain books with respect to the Trust and each
REMIC on a calendar year taxable year and on an accrual basis.

     Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any REMIC created hereunder and will not disqualify any such REMIC from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.
Neither the Servicer nor the Trustee shall, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the
Servicer, reasonably foreseeable, permit any modification with respect to any
Mortgage Loan that would (i) change the Mortgage Rate,

                                      -83-

defer or forgive the payment thereof of any principal or interest payments, reduce the Scheduled Principal Balance (except for actual payments of principal)
or extend the final maturity date with respect to such Mortgage Loan, (ii)
affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions. Further, neither the Servicer nor the Trustee shall permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under Section 1.860G-2(b) of the
Treasury regulations and (y) cause any REMIC constituting part of the Trust
Estate to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the
REMIC Provisions.

     Section 5.09. Servicer and Trustee Indemnification.

     In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Trustee of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Trustee or any co-trustee, the Trustee shall indemnify the Trust Estate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Trustee's or any co-trustee's covenants.

     In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Servicer of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Servicer, the Servicer shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Servicer's covenants.

                                   ARTICLE VI

                                THE CERTIFICATES

     Section 6.01. The Certificates.

     The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1A1, A-1A2, A-1AR, A-2A1,
A-2A2, A-2A3, A-2A4, A-3A1, A-3A2, A-4A1, A-4A2, B-B1, B-B2, B-B3, B-B4, B-B5,
B-B6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be authenticated and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee (or a
Custodian on its behalf) of the documents specified in Section 2.01. The Classes of Certificates shall be available to investors in minimum denominations of initial Certificate Balance and integral multiples in excess thereof set forth in the Preliminary Statement. The Senior Certificates (other than the Class
1-A-R Certificate) and the Class B-1, Class B-2 and

                                      -84-

Class B-3 Certificates shall initially be issued in book-entry form through the
Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate
Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such
Certificates or did not hold such offices or positions at the date of such
Certificate. No Certificate shall be entitled to any benefit under this
Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 6.02. Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate
Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate
Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

     (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry
Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book-Entry Certificates may not be transferred by the Trustee except to another Depository; (B) the
Depository shall maintain book-entry records with respect to the Certificate
Owners and with respect to ownership and transfers of such Book-Entry
Certificates; (C) ownership and transfers of registration of the Book-Entry
Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E)
the Trustee shall deal with the Depository as the representative of the
Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be

                                      -85-

inconsistent if they are made with respect to different Certificate Owners; and
(F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository
Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

               (ii) All transfers by Certificate Owners of Book-Entry
          Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

               (iii) If the Depository advises the Trustee in writing that the
          Depository is no longer willing or able to properly discharge its responsibilities as Depository, and the Trustee or the Depositor is
          unable to locate a qualified successor, the Trustee shall notify all
          Certificate Owners, through the Depository, of the occurrence of such event and of the availability of definitive, fully-registered
          Certificates (the "Definitive Certificates") to Certificate Owners
          requesting the same. Upon surrender to the Trustee of the related
          Class of Certificates by the Depository (or by the Certificate
          Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the
          Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates.
          Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as
          Certificateholders hereunder.

     (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.
In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both. The Depositor shall provide to any Holder of a Private
Certificate and any prospective

                                      -86-

transferees designated by any such Holder, information regarding the related
Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4)
for transfer of any such certificate without registration thereof under the 1933
Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter substantially in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the
Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate
(other than a Class 1-A-R Certificate) presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law
("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Servicer. Any transferee of an
ERISA Restricted Certificate that does not comply with either clause (i) or (ii)
of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the
Certificate Registrar by the acceptance by a Certificate Owner of a Book-Entry
Certificate of the beneficial interest in any such Class of ERISA-Restricted
Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation or an Opinion of Counsel acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

     Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate
Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository
Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate
Owners.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such
Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

                                      -87-

     (f) Each Person who has or who acquires any Ownership Interest in a
Residual Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual
Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a
          Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (ii) No Person shall acquire an Ownership Interest in a Residual
          Certificate unless such Ownership Interest is a pro rata undivided interest.

               (iii) In connection with any proposed transfer of any Ownership
          Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit substantially in the form of Exhibit I hereto from the proposed transferee.

               (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the
          Trustee has actual knowledge that the proposed transferee is not a
          Permitted Transferee, no transfer of any Ownership Interest in a
          Residual Certificate to such proposed transferee shall be effected.

               (v) No Ownership Interest in a Residual Certificate may be
          purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal
          Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a
          Residual Certificate will not be disregarded for federal income tax purposes.

               (vi) Any attempted or purported transfer of any Ownership
          Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual
          Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as
          Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the

                                      -88-

          transfer was registered in accordance with this Section 6.02. The
          Trustee shall be entitled to recover from any Holder of a Residual
          Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual
          Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

               (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section
          860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause (vii) shall be reimbursable by the Trust.

               (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

     (g) No service charge shall be imposed for any transfer or exchange of
Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates.

     If (a) any mutilated Certificate is surrendered to the Certificate
Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding.
Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                      -89-

     Section 6.04. Persons Deemed Owners.

     Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any
agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar
may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
5.01 and for all other purposes whatsoever, and none of the Depositor, the
Servicer, the Trustee, the Certificate Registrar or any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

     Section 7.01. Respective Liabilities of the Depositor and the Servicer.

     The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section 7.02. Merger or Consolidation of the Depositor or the Servicer.

     The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the
Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

     In connection with the succession to the Servicer under this Agreement by any Person (i) into which the Servicer may be merged or consolidated or (ii)
which may be appointed as a successor to the Servicer, the Servicer shall notify the Depositor of such succession or appointment and shall furnish to the
Depositor and the Trustee in writing and in form and substance reasonably satisfactory to the Depositor and the Trustee, all information reasonably necessary for the Trustee to accurately and timely report, pursuant to Section
3.22(d), the event

                                      -90-

under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

     Section 7.03. Limitation on Liability of the Depositor, the Servicer and
Others.

     None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this
Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or of the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this
Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the
Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the
Trust Estate (except any expenses, costs or liabilities incurred as a result of any breach of representations or warranties of the related party or by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of such party hereunder or by reason of reckless disregard of obligations and duties of such party hereunder), and the Depositor and the Servicer shall each be entitled to be reimbursed therefor out of amounts attributable to the
Mortgage Loans on deposit in the Servicer Custodial Account as provided by
Section 3.11.

     Section 7.04. Depositor and Servicer Not to Resign.

     Subject to the provisions of Section 7.02, neither the Depositor nor the
Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of
Counsel to such effect delivered to the Trustee. No such resignation by the
Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with
Section 8.05 hereof.

                                      -91-

                                  ARTICLE VIII

                                     DEFAULT

     Section 8.01. Events of Default.

     If any one of the following events ("Events of Default") shall occur and be continuing:

     (a) any failure by the Servicer to remit amounts to the Trustee for deposit in the Certificate Account which continues unremedied for a period of two days;
or

     (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the
Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and
the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

     (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the
Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (e) failure by the Servicer to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22; or

     (f) failure by the Servicer to make a Periodic Advance required to be made by it pursuant to Section 3.19 which failure continues unremedied at 3:00 P.M.
New York time on the Business Day prior to the related Distribution Date.

then, (i) in the case of an Event of Default described in clauses (a) through
(e) hereof, so long as such Event of Default is actually known by a Responsible
Officer of the Trustee and shall not have been remedied by the Servicer, the
Trustee may, and at the direction of the Holders of Certificates evidencing
Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Depositor), terminate all of the rights and obligations of the Servicer under this
Agreement; and (ii) in the case of an Event of Default described in clause (f)
hereof, so long as such event is known by a Responsible Officer of the Trustee, the Trustee shall, by notice to the Servicer, terminate all of the rights and

                                      -92-

obligations of the Servicer under this Agreement and in and to the Mortgage
Loans and proceeds thereof (other than the Servicer's right to recovery of the aggregate Servicing Fees due prior to the date of termination and other right to recovery of the aggregate Servicing Fees due prior to the date of termination and other expenses and amounts advanced pursuant to the terms of this Agreement, which rights the Servicer will retain under all circumstances) and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the
Periodic Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice and subject to Section 8.05, all authority and power of the Servicer under this Agreement, whether with respect to the
Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01 and Section 8.05(a), unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the
Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the
Servicer in the Servicer Custodial Account or thereafter received by the
Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each
Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this
Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination, subject to the terms and conditions of this Agreement.

     Section 8.02. Remedies of Trustee.

     During the continuance of any Event of Default, so long as such Event of
Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders
(including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                                      -93-

     Section 8.03. Directions by Certificateholders and Duties of Trustee During
Event of Default.

     During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the
Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor
Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section
9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting
Certificateholders.

     Section 8.04. Action upon Certain Failures of the Servicer and upon Event of Default.

     In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b)
which would become an Event of Default upon such Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If a Responsible Officer of the Trustee shall have knowledge of an Event of
Default, the Trustee shall give prompt written notice thereof to the
Certificateholders in accordance with Section 8.01.

     Section 8.05. Trustee to Act; Appointment of Successor.

     (a) Within 90 days of the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee (or other named successor)
shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and thereof, as applicable, or shall appoint a successor pursuant to Section 3.07.
Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Servicer, immediately will assume all of the obligations of the Servicer to make Advances under this Agreement, (ii) the
Trustee, in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the Trustee (a) acting in its capacity as successor to the Servicer in its obligation to make advances (including Advances pursuant to
Section 3.19) to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable, (b) to be liable for any losses of the Servicer or any acts or

                                      -94-

omissions of the predecessor Servicer hereunder, (c) to be obligated to make
Advances if it is prohibited from doing so by applicable law, (d) to be obligated to effectuate repurchases or substitutions of the Mortgage Loans hereunder or (e) to be obligated to perform any obligation of the Servicer under
Section 3.20, Section 3.21 or Section 3.22 with respect to any period of time during which the Trustee was not the Servicer. Subject to Section 8.05(b), as
compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given, except for those amounts due to the Servicer as reimbursement for Advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor
Servicer which may have arisen under this Agreement prior to its termination as
Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Trustee (in which case the successor Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

     (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the
Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, not to exceed the Servicer compensation hereunder.

     (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

     Section 8.06. Notification to Certificateholders.

     Upon any termination or appointment of a successor to the Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to
Certificateholders at their respective addresses appearing in the Certificate
Register and to each Rating Agency.

                                      -95-

                                   ARTICLE IX

                                   THE TRUSTEE

     Section 9.01. Duties of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the
Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the
Trustee shall not be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or the Depositor hereunder.

     (b) No provision of this Agreement shall be construed to relieve the
Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the
          Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
          Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

               (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in
          Section 8.03;

                                      -96-

               (iv) The Trustee shall not be charged with knowledge of any default or Event of Default under Section 8.01 unless a Responsible
          Officer of the Trustee obtains actual knowledge of such default or
          Event of Default or any Responsible Officer of the Trustee receives written notice of such default or Event of Default at its Corporate
          Trust Office from the Servicer, the Depositor or any
          Certificateholder; and

               (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it.

     (c) Subject to the conditions set forth in this Section 9.01(c), the
Trustee is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Trustee shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the
Depositor) of the role and function of each Subcontractor utilized by the
Trustee, specifying (i) the identity of each such Subcontractor that is a
Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing
Function Participant. As a condition to the utilization by the Trustee of any
Servicing Function Participant, the Trustee shall cause any such Servicing
Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this Agreement to the same extent as if such
Servicing Function Participant were the Trustee. The Trustee shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable Persons any Assessment of Compliance and related
Attestation Report required to be delivered by such Servicing Function
Participant under Section 3.21, in each case as and when required to be delivered.

     Notwithstanding the foregoing, if the Trustee engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the
Trustee shall be responsible for determining whether such Subcontractor is an
Additional Servicer.

     The Trustee shall indemnify the Depositor, the Sponsor, the Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Trustee's obligation set forth in the preceding paragraph or the failure of the Trustee to perform any of its obligations under
Section 3.20, Section 3.21, Section 3.22 or this Section 9.01(c).

     Section 9.02. Certain Matters Affecting the Trustee.

     Except as otherwise provided in Section 9.01:

                                      -97-

     (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to the reasonable regulations as the Trustee may prescribe;

     (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such
Opinion of Counsel;

     (c) The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this
Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; however, subject to
Section 9.01(b)(v), nothing contained herein shall relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this
Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

     (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

     (e) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than
50%; provided, however, that if the payment within a reasonable time to the
Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this
Agreement, the Trustee may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

     (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor.

                                      -98-

     Section 9.03. Trustee Not Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates (other than the execution of, and the authentication on the Certificates) shall be taken as the statements of the Depositor or the Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the
Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court
(regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the
Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer
Custodial Account, or any other account hereunder (other than the Certificate
Account) by the Servicer.

     The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any
Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to
Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the
Depositor or the Servicer with any warranty or representation made under this
Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor
Servicer), or any Mortgagor; any action of the Servicer (other than if the
Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer)
or any Subservicer taken in the name of the Trust or the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review (or the review of

                                      -99-

a Custodian on its behalf) of the Mortgage Files pursuant to Section 2.02. The
Trustee shall file any continuation statement with respect to any financing statement for which the Trustee is the secured party in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

     Section 9.04. Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not
Trustee and may otherwise deal with the Servicer or any of its affiliates with the same right it would have if it were not the Trustee.

     Section 9.05. Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of
America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or State authority and (c)
with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by both
Fitch and S&P or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The
Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

     Section 9.06. Resignation and Removal of Trustee.

     The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and the Depositor and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use its best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning
Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                                      -100-

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the
Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Trustee has failed to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

     The Holders of Certificates evidencing not less than 50% of the Voting
Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use its best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

     Any resignation or removal of the Trustee and appointment of a successor
Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in
Section 9.07.

     Section 9.07. Successor Trustee.

     Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor
Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder (or direct a Custodian to deliver such Mortgage
Files and related documents and statements), together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been removed pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

     No successor Trustee shall accept appointment as provided in this Section
9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fails to mail such notice within ten days after acceptance of appointment

                                      -101-

by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

     Section 9.08. Merger or Consolidation of Trustee.

     Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the
Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In connection with the succession to the Trustee under this Agreement by any Person (i) into which the Trustee may be merged or consolidated or (ii) which may be appointed as a successor to the Trustee, the Trustee shall notify the Depositor of such succession or appointment and shall furnish to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary to accurately and timely report, pursuant to Section
3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange
Act).

     Section 9.09. Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged
Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust
Estate, or any part thereof, and, subject to the other provision of this Section
9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07. The Trustee shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the
Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations
(including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall

                                      -102-

be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 9.10. Authenticating Agents.

     The Trustee may appoint one or more authenticating agents ("Authenticating
Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating
Agent shall be Wells Fargo Bank, N.A. Wherever reference is made in this
Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the
Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent.
Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a place of business in
New York, New York, having a combined capital and surplus of at least
$15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

     Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                                      -103-

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor
Authenticating Agent, shall give written notice of such appointment to the
Servicer and shall mail notice of such appointment to all Certificateholders.
Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as
Authenticating Agent.

     Section 9.11. Trustee's Fees and Expenses.

     The Trustee, as compensation for its services hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such
Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Trust against any claims, damage, loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with or arising from or relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder,
(b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any ERISA-Restricted Certificate or Residual Certificate not in compliance with ERISA. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii). Except
as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses. The provisions of this Section 9.11 shall survive the termination of this Agreement or the resignation or removal of the
Trustee hereunder.

     Section 9.12. Appointment of Custodian.

     The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer.
Subject to this Article IX, the Trustee agrees to comply with the terms of each
Custodial Agreement and to enforce the terms and provisions thereof against the
Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage
File.

                                      -104-

     Each Custodian shall indemnify the Depositor, the Sponsor, the Trustee, the
Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to the failure of the Custodian to perform any of its obligations under Section 3.21(a).

     Section 9.13. Paying Agents.

     The Trustee may appoint one or more paying agents (each, a "Paying Agent")
which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.09 and Section 5.02. Wherever reference is made in this Agreement to withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying
Agent. Initially, the Paying Agent shall be Wells Fargo Bank, N.A. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the
Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New
York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to this
Agreement shall be payable by the Trustee out of its own funds and not out of any funds in the Trust Estate.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the
Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any
Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor

                                      -105-

hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed
Paying Agent.

     Section 9.14. Limitation of Liability.

     The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

     Section 9.15. Trustee May Enforce Claims Without Possession of
Certificates.

     All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the
Certificateholders in respect of which such judgment has been recovered.

     Section 9.16. Suits for Enforcement.

     In case an Event of Default or other default by the Servicer or the
Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the
Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the
Certificateholders.

     Section 9.17. Waiver of Bond Requirement.

     The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

     Section 9.18. Waiver of Inventory, Accounting and Appraisal Requirement.

     The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the
Trust with any court, agency or body at any time or in any manner whatsoever.

                                      -106-

                                    ARTICLE X

                                   TERMINATION

     Section 10.01. Termination upon Purchase or Liquidation of All Mortgage
Loans.

     Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b))
shall terminate upon the last action required to be taken by the Trustee on the
Final Distribution Date pursuant to this Article X following the earlier of (a)
the purchase by the Servicer of all of the Mortgage Loans and all REO Property
remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (y) below), (y) the fair market value of such REO Property plus one month's interest at the related Mortgage Interest Rate on the unpaid principal balance of each Mortgage Loan (including any Mortgage Loan as to which
REO Property has been acquired) and (z) any Reimbursement Amount owed to the
Trust pursuant to Section 2.02 related to a Mortgage Loan.

     Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United
States to the Court of St. James, living on the date hereof.

     The right of the Servicer to purchase the Mortgage Loans is conditioned upon (A) the aggregate of the Pool Stated Principal Balance of all of the Loan
Groups being less than 10% of the aggregate unpaid principal balance of the
Mortgage Loans as of the Cut-off Date and (B) the purchase price calculated pursuant to clause (a) of the second preceding paragraph being less than or equal to the aggregate fair market value of the Mortgage Loans (other than any
Mortgage Loan as to which REO Property has been acquired) and the REO
Properties; provided, however, that this clause (B) shall not apply to any purchase by the Servicer if, at the time of the purchase, the Servicer is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the OTS. Fair market value for purposes of this paragraph and the second preceding paragraph will be determined by the Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the fourth paragraph of this Article X. If such right is exercised, the Trustee (or Custodian on the Trustee's behalf) shall, promptly following payment of the purchase price, release to the Servicer or its designee the
Mortgage Files pertaining to the Mortgage Loans being purchased.

     Notice of any termination, specifying the applicable date upon which the
Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the
Trustee by letter to the Certificateholders mailed not later than the 15th day of the month of such final distribution specifying (1) the applicable
Distribution Date upon which final payment of the Certificates will

                                      -107-

be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution
Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

     If the Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate
Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Servicer, the Servicer shall deposit in the
Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the applicable Final Distribution
Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph. Not less than five (5) Business Days prior to the Final Distribution Date, the Trustee shall notify the Servicer of the amount of any unpaid Reimbursement Amount owed to the Trust related to the Mortgage Loans and the Servicer shall deposit such amount in the Certificate Account not later than the Business Day preceding the
Final Distribution Date.

     Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final Distribution Date, and in proportion to their respective Percentage Interests, with respect to
Certificateholders of the same Class, all cash on hand in respect of the related
REMIC (other than the amounts retained to meet claims). An amount shall be distributed in respect of interest and principal, as applicable, to the
Uncertificated Lower-Tier Interests in the same manner as principal and interest are distributed to the Uncertificated Lower-Tier Interests as provided in
Section 5.02.

     If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the
Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Trustee shall give a second written notice to the remaining applicable
Certificateholders to surrender their Certificates for cancellation and receive a final distribution with respect thereto. If within one year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining applicable Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

     Section 10.02. Additional Termination Requirements.

     (a) If the Servicer exercises its purchase option as provided in Section
10.01, each REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause any

                                      -108-

REMIC created hereunder to fail to qualify as a REMIC at any time that any related Certificates are outstanding:

               (i) within 90 days prior to the applicable Final Distribution
          Date set forth in the notice given by the Trustee under Section 10.01, the Trustee shall sell the related Mortgage Loans and the REO
          Properties to the Servicer for cash;

               (ii) the notice given by the Trustee pursuant to Section 10.01 shall provide that such notice constitutes adoption of a plan of complete liquidation of each REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to
          Certificateholders). The Trustee shall also ensure that such date is specified in the final tax return of each REMIC; and

               (iii) the Upper-Tier REMIC will be terminated on the same date that the Lower-Tier REMIC is terminated.

     (b) By its acceptance of the Class 1-A-R Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor or the Trustee, and if such action is not requested, is deemed to adopt such a plan of complete liquidation when the Mortgage Loans are purchased pursuant to Section 10.01.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01. Amendment.

     This Agreement may be amended from time to time by the Depositor, the
Servicer and the Trustee without the consent of any of the Certificateholders,
(i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus
Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of each REMIC created hereunder as a REMIC at all times that any related Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates and the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificates as
evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this

                                      -109-

Agreement, provided that such action shall not, as evidenced by an Opinion of
Counsel, adversely affect in any material respect the interests of any
Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no
Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates. Notwithstanding any contrary provision of this
Agreement, the Trustee shall not consent to any amendment to this Agreement pursuant to clause (i) through (v) above unless it shall have first received an
Opinion of Counsel to the effect that such amendment shall not cause the imposition of any tax on any REMIC created hereunder or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     This Agreement may also be amended from time to time by the Depositor, the
Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then
Outstanding.

     Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the
Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of any REMIC created hereunder as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all
Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of
Counsel may conclude that such amendment would adversely affect the qualification of any REMIC created hereunder as a REMIC.

     Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

     It shall not be necessary for the consent of Certificateholders under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Prior to the execution of any amendment to this Agreement, the Trustee shall receive and be entitled to conclusively rely on any Opinion of Counsel (at the expense of the Person seeking

                                      -110-

such amendment) stating that such amendment is authorized and permitted by this
Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

     Section 11.02. Recordation of Agreement; Counterparts.

     This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee at its expense, at the direction of Holders of
Certificates evidencing not less than 50% of all Voting Rights, but only upon delivery to the Trustee at the expense of the requesting Certificateholders of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.03. Limitation on Rights of Certificateholders.

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the
Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such
Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as
Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other
Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself

                                      -111-

or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all
Certificateholders. For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 11.04. Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF,
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of
New York and the United States District Court located in the Borough of
Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

     Section 11.05. Notices.

     All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt) to (a)
in the case of the Depositor, Banc of America Funding Corporation, 214 North
Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and
Chief Financial Officer, (b) in the case of the Servicer, Bank of America,
National Association, 475 Crosspoint Parkway, Getzville, New York 14068-9000,
Attention: Servicing Manager, with a copy to Bank of America, National
Association, 101 South Tryon Street, Charlotte, NC 28255, Attention: General
Counsel and Chief Financial Officer, (c) in the case of the Trustee, Wells Fargo
Bank, N.A., P.O. Box 98, Columbia, Maryland 21046, Attention: BAFC, Series
2006-E, and for overnight delivery purposes, Wells Fargo Bank, N.A., 9062 Old
Annapolis Road, Columbia, Maryland 21045-1951, Attention: BAFC, Series 2006-E,
with a copy to Wells Fargo Bank, N.A., Sixth and Marquette Avenue, Minneapolis,
Minnesota, 55479, Attention: BAFC, Series 2006-E, (e) in the case of Fitch,
Fitch Ratings, One State Street Plaza, New York, New York 10004, Attn:
Residential Mortgage Surveillance Group, and (f) in the case of Standard &
Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New
York, New York 10041, Attn: Residential Mortgage Surveillance Manager; or, as to
each party, at such other address as shall be designated by such party in a written notice to each other party; or, as to each

                                      -112-

party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a
Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice to a
Certificateholder so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the
Certificateholder receives such notice.

     Section 11.06. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this
Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.07. Certificates Nonassessable and Fully Paid.

     It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the
Trustee pursuant to Section 6.01 are and shall be deemed fully paid.

     Section 11.08. Access to List of Certificateholders.

     The Certificate Registrar will furnish or cause to be furnished to the
Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

     If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other
Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business
Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the
Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the
Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

                                      -113-

     Section 11.09. Recharacterization.

     The parties to this Agreement intend the conveyance by the Depositor to the
Trustee of all of its right, title and interest in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date), and the Depositor's rights under the Mortgage Loan Purchase Agreement, pursuant to this Agreement to constitute a purchase and sale and not a loan.
Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the
Mortgage Loans.

     Section 11.10. Regulation AB Compliance; Intent of the Parties;
Reasonableness.

     The parties hereto acknowledge that interpretations of the requirements of
Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to use commercially reasonable efforts to comply with requests made by the
Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the
Trust, the Servicer, the Trustee and the Custodian shall cooperate fully with the Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the
Servicer, the Trustee and the Custodian, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

                                      -114-

     IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                        BANC OF AMERICA FUNDING CORPORATION,
                                        as Depositor

                                        By: /s/ Scott Evans
                                            ------------------------------------
                                        Name:  Scott Evans
                                        Title: Senior Vice President

                                        BANK OF AMERICA, NATIONAL ASSOCIATION,
                                        as Servicer

                                        By: /s/ Bruce W. Good
                                            ------------------------------------
                                        Name:  Bruce W. Good
                                        Title: Vice President

                                        WELLS FARGO BANK, N.A.,
                                        as Trustee

                                        By: /s/ Peter A. Gobell
                                            ------------------------------------
                                        Name:  Peter A. Gobell
                                        Title: Vice President

STATE OF NORTH CAROLINA   )
                          )   ss.:
COUNTY OF MECKLENBURG     )
                          )

     On the 31st day of May, 2006, before me, a notary public in and for the
State of North Carolina, personally appeared Scott Evans, known to me who, being by me duly sworn, did depose and say that he is a Senior Vice President of Banc of America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.

                                        /s/ E. Blair Autrey
                                        ----------------------------------------
                                        Notary Public

[Notarial Seal]

My commission expires 10/04/2010.
                      ----------

STATE OF NORTH CAROLINA   )
                          )   ss.:
COUNTY OF MECKLENBURG     )
                          )

     On the 31st day of May, 2006, before me, a notary public in and for the
State of Illinois, personally appeared Bruce W. Good, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Bank of
America, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                        /s/ E. Blair Autrey
                                        ----------------------------------------
                                        Notary Public

[Notarial Seal]

My commission expires 10/04/2010.
                      ----------

STATE OF MARYLAND     )
                      )   ss.:
COUNTY OF BALTIMORE   )
                      )

     On the 31st day of May, 2006, before me, a notary public in and for the
State of Maryland, personally appeared Peter A. Gobell, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Wells Fargo
Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                        /s/ Darron C. Woodus
                                        ----------------------------------------
                                        Notary Public

[Notarial Seal]

My commission expires September 6, 2008.
                      -----------------

                                  EXHIBIT A-1A1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $[___________]

Initial Class Certificate
Balance of this Class:      $33,433,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AA 8

ISIN No.:                   US05950DAA81

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                     A-1A1-3

                                  EXHIBIT A-1A2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 1-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 1-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-1A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $[__________]

Initial Class Certificate
Balance of this Class:      $1,454,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AB 6

ISIN No.:                   US05950DAB64

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                     A-1A2-3

                                  EXHIBIT A-1AR

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS
ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR
TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF
OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER
RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY
ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS 1-A-R CERTIFICATE IN VIOLATION OF
SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN
THE PURPORTED TRANSFEREE.

                                     A-1AR-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the
Certificate of the above-referenced Class with respect to a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the
"Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $100.00

Initial Class Certificate
Balance of this Class:      $100.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AC 4

ISIN No.:                   US05950DAC48

     THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage
Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     A-1AR-2

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate equal to the
Net WAC of the Group 1 Mortgage Loans.

     Any distribution of the proceeds of any remaining assets of the applicable sub-accounts of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

     Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class
1-A-R Certificate are expressly subject to the following provisions: (i) each
Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted
Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a
Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Class 1-A-R Certificate to such proposed transferee shall be effected;
(v) this Class 1-A-R Certificate may not be purchased by or transferred to any
Person that is not a U.S. Person, unless (A) such Person holds this Class 1-A-R
Certificate in connection with the conduct of a trade or business within the
United States and furnishes the transferor and the Trustee with an effective
Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class 1-A-R Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the
Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section
860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

     The Class 1-A-R Certificate may not be purchased by or transferred to any employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code (collectively, a "Plan"), or a Person acting on behalf of or investing assets of a Plan.

                                     A-1AR-3

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                     * * *

                                     A-1AR-4

                                  EXHIBIT A-2A1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $[__________]

Initial Class Certificate
Balance of this Class:      $113,000,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AD 2

ISIN No.:                   US05950DAD21

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate equal to the
Net WAC of the Group 2 Mortgage Loans.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                     * * *

                                     A-2A1-3

                                  EXHIBIT A-2A2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 2-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $[_________]

Initial Class Certificate
Balance of this Class:      $201,149,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AE 0

ISIN No.:                   US05950DAE04

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate equal to the
Net WAC of the Group 2 Mortgage Loans.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                     A-2A2-3

                                  EXHIBIT A-2A3

                    [FORM OF FACE OF CLASS 2-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 2-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE AND AFTER THE CLASS 2-A-4
CERTIFICATES ARE NO LONGER OUTSTANDING, THE PRINCIPAL PORTION OF REALIZED LOSSES
ALLOCATED TO THE CLASS 2-A-2 CERTIFICATES WILL BE BORNE BY THE CLASS 2-A-3
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

                                     A-2A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 2-A-3

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $[_________]

Initial Class Certificate
Balance of this Class:      $9,144,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AS 9

ISIN No.:                   US05950DAS99

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-2A3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate equal to the
Net WAC of the Group 2 Mortgage Loans.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    A-2A3-3

                                  EXHIBIT A-2A4

                    [FORM OF FACE OF CLASS 2-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 2-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 2-A-1 CERTIFICATES, THE CLASS 2-A-2
CERTIFICATES AND THE CLASS 2-A-3 CERTIFICATES WILL BE BORNE BY THE CLASS 2-A-4
CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN.

                                    A-2A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 2-A-4

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $[_________]

Initial Class Certificate
Balance of this Class:      $14,056,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AR 1

ISIN No.:                   US05950DAR17

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-2A4-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate equal to the
Net WAC of the Group 2 Mortgage Loans.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                     A-2A4-3

                                  EXHIBIT A-3A1

                    [FORM OF FACE OF CLASS 3-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 3-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-3A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 3-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $[__________]

Initial Class Certificate
Balance of this Class:      $72,054,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AF 7

ISIN No.:                   US05950DAF78

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-3A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate equal to the
Net WAC of the Group 3 Mortgage Loans.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                     A-3A1-3

                                  EXHIBIT A-3A2

                    [FORM OF FACE OF CLASS 3-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 3-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 3-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 3-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                    A-3A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 3-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $[__________]

Initial Class Certificate
Balance of this Class:      $6,551,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AG 5

ISIN No.:                   US05950DAG51

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-3A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate equal to the
Net WAC of the Group 3 Mortgage Loans.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    A-3A2-3

                                  EXHIBIT A-4A1

                    [FORM OF FACE OF CLASS 4-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 4-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-4A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 4-A-1

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $[__________]

Initial Class Certificate
Balance of this Class:      $154,363,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AH 3

ISIN No.:                   US05950DAH35

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-4A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate equal to the
Net WAC of the Group 4 Mortgage Loans.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                    A-4A1-3

                                  EXHIBIT A-4A2

                    [FORM OF FACE OF CLASS 4-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 4-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 4-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 4-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-4A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                   Class 4-A-2

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $[_________]

Initial Class Certificate
Balance of this Class:      $6,711,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AJ 9

ISIN No.:                   US05950DAJ90

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate equal to the
Net WAC of the Group 4 Mortgage Loans.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                     A-4A2-3

                                  EXHIBIT B-B1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

IF THE RATING OF THIS CERTIFICATE IS NO LONGER AT LEAST BBB- OR Baa3, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE
TRUSTEE EITHER (I) A REPRESENTATION LETTER STATING THAT (A) IT IS NOT, AND IS
NOT ACTING ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN
INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR
LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A
"PLAN") OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN
INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS
AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E)
OF PROHIBITED

                                     B-B1-1

TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THAT THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL
ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF
SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE
THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE
ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH
GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60)
AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL
ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL IN
FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE TO THE EFFECT THAT THE PURCHASE
OR HOLDING OF SUCH OFFERED CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
TRUSTEE, THE DEPOSITOR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE OR THE SERVICER. EACH PERSON WHO ACQUIRES
THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION LETTER
OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE
POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED
TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND
WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B1-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                    Class B-1

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $[_________]

Initial Class Certificate
Balance of this Class:      $12,431,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AK 6

ISIN No.:                   US05950DAK63

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B1-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage Loans,
the Group 3 Mortgage Loans and the Group 4 Mortgage Loans.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                     B-B1-4

                                  EXHIBIT B-B2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT.

IF THE RATING OF THIS CERTIFICATE IS NO LONGER AT LEAST BBB- OR Baa3, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE
TRUSTEE EITHER (I) A REPRESENTATION LETTER STATING THAT (A) IT IS NOT, AND IS
NOT ACTING ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN
INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR
LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A
"PLAN") OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN
INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS
AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E)
OF PROHIBITED

                                     B-B2-1

TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THAT THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL
ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF
SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE
THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE
ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH
GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60)
AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL
ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL IN
FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE TO THE EFFECT THAT THE PURCHASE
OR HOLDING OF SUCH OFFERED CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
TRUSTEE, THE DEPOSITOR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE OR THE SERVICER. EACH PERSON WHO ACQUIRES
THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION LETTER
OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE
POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED
TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND
WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B2-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                    Class B-2

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $[_________]

Initial Class Certificate
Balance of this Class:      $4,461,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AL 4

ISIN No.:                   US05950DAL47

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B2-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage Loans,
the Group 3 Mortgage Loans and the Group 4 Mortgage Loans.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                     B-B2-4

                                  EXHIBIT B-B3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

IF THE RATING OF THIS CERTIFICATE IS NO LONGER AT LEAST BBB- OR Baa3, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE
TRUSTEE EITHER (I) A REPRESENTATION LETTER STATING THAT (A) IT IS NOT, AND IS
NOT ACTING ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN
INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME
SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR
LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A
"PLAN") OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN
INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS
AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E)
OF PROHIBITED

                                     B-B3-1

TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THAT THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL
ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF
SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE
THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE
ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH
GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60)
AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL
ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL IN
FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE TO THE EFFECT THAT THE PURCHASE
OR HOLDING OF SUCH OFFERED CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
TRUSTEE, THE DEPOSITOR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE
UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE OR THE SERVICER. EACH PERSON WHO ACQUIRES
THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION LETTER
OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE
POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED
TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND
WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B3-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                    Class B-3

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $[_________]

Initial Class Certificate
Balance of this Class:      $3,506,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AM 2

ISIN No.:                   US05950DAM20

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B3-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage Loans,
the Group 3 Mortgage Loans and the Group 4 Mortgage Loans.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                     B-B3-4

                                  EXHIBIT B-B4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE
CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO
PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH
TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG.

                                     B-B4-1

35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF
SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR
ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, TO THE EFFECT THAT
THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL
NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT
THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND
VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                    Class B-4

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           [__________]

Initial Class Certificate
Balance of this Class:      $1,912,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AN 0

ISIN No.:                   US05950DAN03

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B4-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage Loans,
the Group 3 Mortgage Loans and the Group 4 Mortgage Loans.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel
(which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the
1933 Act and such laws, which Opinion of Counsel shall not be an expense of the
Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Trustee or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Holder of a Private
Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                     B-B4-4

                                  EXHIBIT B-B5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS
B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO
PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH
TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG.

                                     B-B5-1

35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF
SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR
ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, TO THE EFFECT THAT
THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL
NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT
THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND
VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                    Class B-5

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $[__________]

Initial Class Certificate
Balance of this Class:      $1,594,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AP 5

ISIN No.:                   US05950DAP50

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B5-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage Loans,
the Group 3 Mortgage Loans and the Group 4 Mortgage Loans.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel
(which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the
1933 Act and such laws, which Opinion of Counsel shall not be an expense of the
Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Trustee or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Holder of a Private
Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                     B-B5-4

                                  EXHIBIT B-B6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS
B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO
PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH
TERM IS DEFINED IN SECTION V(E) OF

                                     B-B6-1

PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925
(JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH
GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON
BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, TO THE EFFECT THAT
THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL
NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT
THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND
VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-E
                                    Class B-6

evidencing an interest in a Trust consisting primarily of four loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               May 1, 2006

First Distribution Date:    June 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $[_________]

Initial Class Certificate
Balance of this Class:      $1,594,047.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950D AQ 3

ISIN No.:                   US05950DAQ34

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, Bank of America, National Association, as
servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B6-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage Loans,
the Group 3 Mortgage Loans and the Group 4 Mortgage Loans.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel
(which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the
1933 Act and such laws, which Opinion of Counsel shall not be an expense of the
Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Trustee or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Holder of a Private
Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                      * * *

                                     B-B6-4

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                       BANC OF AMERICA FUNDING CORPORATION
                       Mortgage Pass-Through Certificates

     This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding Corporation Mortgage Pass-Through
Certificates, of the Series specified on the face hereof (collectively, the
"Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing
Agreement or, except as expressly provided in the Pooling and Servicing
Agreement, subject to any liability under the Pooling and Servicing Agreement.

     This Certificate does not purport to summarize the Pooling and Servicing
Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 20th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the
Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and
Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month immediately preceding the month of such
Distribution Date or the Business Day immediately preceding such Distribution
Date, as set forth in the Pooling and Servicing Agreement.

     On each Distribution Date, the Trustee shall distribute out of the
Certificate Account to each Certificateholder of record on the related Record
Date (other than with respect to the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution
Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate, by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by
Section 10.01 of the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the

                                       C-1

rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the
Holders of Certificates affected by such amendment evidencing the requisite
Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.
The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the
Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee accompanied by a written instrument of transfer in form satisfactory to the
Trustee and the Certificate Registrar duly executed by the Holder hereof or such
Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Servicer, the Certificate Registrar and the Trustee and
any agent of the Depositor, the Servicer, the Certificate Registrar or the
Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the
Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in all Loan Groups is less than 10% of the aggregate Cut-off
Date Pool Principal Balance of such Mortgage Loans, the Servicer has the option to purchase such Mortgage Loans under the conditions set forth in Section 10.01 of the Pooling and Servicing Agreement. In the event that no such optional repurchase occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of
21 years from the death of the last survivor of the descendants

                                       C-2

of Joseph P. Kennedy, the late ambassador of the United States to the Court of
St. James, living on the date thereof.

     Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                       C-3

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                             WELLS FARGO BANK, N.A.,
                                             as Trustee

                                             By
                                                --------------------------------
                                                Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the Pooling and Servicing
Agreement referenced herein.

                                             WELLS FARGO BANK, N.A.,
                                             as Trustee

                                             By
                                                --------------------------------
                                                Authorized Signatory

                                       C-4

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                           -------------------------------------
                                           Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to __________________
_________________________

     This information is provided by _________, the assignee named above, or, as its agent.

                                       C-5

                                  EXHIBIT D-1
                      LOAN GROUP 1 MORTGAGE LOAN SCHEDULE

LOANID          OCC           PROPTYPE      OTERM      CORTERM      OLTV        RATE       FPDATE         NDDATE         S_MATDATE
----------------------------------------------------------------------------------------------------------------------------------

6026740875      Secondary     SFR             360          360      44.44        6.25       6/1/2006      6/1/2006        5/1/2036
6042398351      Primary       SFR             360          360         80           6       6/1/2006      6/1/2006        5/1/2036
6062818577      Secondary     SFR             360          360      39.53         6.5       6/1/2006      6/1/2006        5/1/2036
6183056859      Primary       Condo           360          360         80           6       6/1/2006      6/1/2006        5/1/2036
6203531469      Primary       SFR             360          355         80       5.875       1/1/2006      5/1/2006       12/1/2035
6217255840      Primary       PUD             360          360         80       5.875       6/1/2006      6/1/2006        5/1/2036
6276337810      Secondary     PUD             360          360      53.13       6.125       6/1/2006      6/1/2006        5/1/2036
6290899498      Primary       SFR             360          359      72.41         6.5       5/1/2006      5/1/2006        4/1/2036
6345141953      Primary       SFR             360          360      72.26       6.625       6/1/2006      6/1/2006        5/1/2036
6411982173      Primary       SFR             360          358         85        6.25       4/1/2006      5/1/2006        3/1/2036
6452333237      Primary       SFR             360          359         80        6.25       5/1/2006      5/1/2006        4/1/2036
6525381858      Primary       PUD             360          360       52.8        6.25       6/1/2006      6/1/2006        5/1/2036
6533515729      Primary       Condo           360          360      72.88       6.375       6/1/2006      6/1/2006        5/1/2036
6540128359      Primary       PUD             360          359      77.62       6.375       5/1/2006      5/1/2006        4/1/2036
6541993249      Primary       SFR             360          360      79.09       6.125       6/1/2006      6/1/2006        5/1/2036
6547169042      Primary       Condo           360          359         80       5.875       5/1/2006      5/1/2006        4/1/2036
6563962189      Primary       Condo           360          354      51.38         5.5      12/1/2005      5/1/2006       11/1/2035
6592394529      Primary       PUD             360          360         80       5.875       6/1/2006      6/1/2006        5/1/2036
6593220947      Primary       SFR             360          360         80       5.875       6/1/2006      6/1/2006        5/1/2036
6671549027      Primary       Condo           360          360         75        5.75       6/1/2006      6/1/2006        5/1/2036
6682399743      Primary       PUD             360          360      52.63        6.25       6/1/2006      6/1/2006        5/1/2036
6752166030      Primary       Condo           360          360      70.13       5.125       6/1/2006      6/1/2006        5/1/2036
6805981880      Investor      2-Family        360          358         80           7       4/1/2006      5/1/2006        3/1/2036
6836952595      Primary       PUD             360          360      74.61       5.625       6/1/2006      6/1/2006        5/1/2036
6892891299      Primary       SFR             360          353      76.67           6      11/1/2005      5/1/2006       10/1/2035
6939983539      Primary       Condo           360          357      54.86           6       3/1/2006      5/1/2006        2/1/2036
6946915151      Secondary     Condo           360          360         80        6.25       6/1/2006      6/1/2006        5/1/2036
6947265713      Primary       PUD             360          359         80           5       5/1/2006      5/1/2006        4/1/2036
6991230894      Primary       SFR             360          358         80         6.5       4/1/2006      5/1/2006        3/1/2036
6159849097      Primary       SFR             360          360         80         6.5       6/1/2006      6/1/2006        5/1/2036
6183288130      Primary       SFR             360          359      74.41       6.875       5/1/2006      5/1/2006        4/1/2036
6260925703      Primary       PUD             360          359         65        6.25       5/1/2006      5/1/2006        4/1/2036
6315328747      Primary       SFR             360          359      77.84       6.625       5/1/2006      5/1/2006        4/1/2036
6413192144      Investor      SFR             360          360         90        7.25       6/1/2006      6/1/2006        5/1/2036
6529862887      Primary       PUD             360          360       51.5       5.625       6/1/2006      6/1/2006        5/1/2036
6759209478      Secondary     SFR             360          359      57.74        6.75       5/1/2006      5/1/2006        4/1/2036
6787430435      Primary       PUD             360          359         75         6.5       5/1/2006      5/1/2006        4/1/2036
6879492608      Primary       SFR             360          360         80           6       6/1/2006      6/1/2006        5/1/2036
6009159143      Primary       SFR             360          356         50       6.375       2/1/2006      5/1/2006        1/1/2036
6048166281      Primary       Condo           360          358         75       6.625       4/1/2006      5/1/2006        3/1/2036
6059197860      Primary       SFR             360          356         75         6.5       2/1/2006      5/1/2006        1/1/2036
6065745710      Primary       SFR             360          358      73.08         6.5       4/1/2006      5/1/2006        3/1/2036
6072776880      Primary       SFR             360          356      58.14         6.5       2/1/2006      5/1/2006        1/1/2036
6079132012      Investor      SFR             360          356         80         6.5       2/1/2006      5/1/2006        1/1/2036
6186962624      Secondary     PUD             360          359         80       6.125       5/1/2006      5/1/2006        4/1/2036
6224022688      Primary       SFR             360          355         70         6.5       1/1/2006      5/1/2006       12/1/2035
6227638928      Primary       Condo           360          358      79.99           6       4/1/2006      6/1/2006        3/1/2036
6271072875      Primary       Condo           360          359         80        5.75       5/1/2006      5/1/2006        4/1/2036
6351372708      Primary       PUD             360          359      51.72         6.5       5/1/2006      5/1/2006        4/1/2036
6355025765      Investor      SFR             360          356         80        7.75       2/1/2006      6/1/2006        1/1/2036
6417365175      Primary       SFR             360          356       68.7           7       2/1/2006      5/1/2006        1/1/2036
6487356831      Primary       SFR             360          359      74.85        6.75       5/1/2006      5/1/2006        4/1/2036
6534044562      Primary       Condo           360          359         80       6.125       5/1/2006      5/1/2006        4/1/2036
6556910625      Primary       SFR             360          356      58.82       6.375       2/1/2006      5/1/2006        1/1/2036
6574066053      Primary       SFR             360          358         75       6.125       4/1/2006      5/1/2006        3/1/2036
6585379974      Investor      SFR             360          356         80           7       2/1/2006      6/1/2006        1/1/2036
6761473302      Primary       SFR             360          359         80           6       5/1/2006      6/1/2006        4/1/2036
6835964666      Primary       SFR             360          359         80       5.875       5/1/2006      5/1/2006        4/1/2036
6845741864      Primary       SFR             360          358         80           6       4/1/2006      5/1/2006        3/1/2036
6847535900      Primary       2-Family        360          356      73.63       6.375       2/1/2006      5/1/2006        1/1/2036
6851486883      Secondary     Condo           360          358         80        6.25       4/1/2006      5/1/2006        3/1/2036

LOANID         PANDI         PTDATE      OBAL            COBAL            PURPOSE       DOC           OAPPVAL          FRTRDATE
--------------------------------------------------------------------------------------------------------------------------------

6026740875      5,208.33     6/1/2006    1,000,000.00    1,000,000.00     C/O Refi      Rapid         2,250,000.00      5/1/2009
6042398351      3,160.00     6/1/2006      632,000.00      632,000.00     Purchase      Standard        795,000.00      5/1/2009
6062818577      3,160.34     6/1/2006      500,000.00      500,000.00     C/O Refi      Rapid         1,265,000.00      5/1/2009
6183056859      2,140.00     6/1/2006      428,000.00      428,000.00     Purchase      Rapid           660,000.00      5/1/2009
6203531469        662.53     4/1/2006      112,000.00      111,356.31     Purchase      SISA            142,500.00     12/1/2008
6217255840      2,232.50     6/1/2006      456,000.00      456,000.00     Purchase      Standard        635,000.00      5/1/2009
6276337810      2,271.35     6/1/2006      445,000.00      445,000.00     Purchase      Reduced         840,000.00      5/1/2009
6290899498      3,318.36     5/1/2006      525,000.00      524,525.39     Purchase      Reduced         725,000.00      4/1/2009
6345141953      3,835.47     6/1/2006      599,000.00      599,000.00     Purchase      Rapid           830,000.00      5/1/2009
6411982173      1,072.89     4/1/2006      174,250.00      173,918.46     C/O Refi      Standard        205,000.00      3/1/2009
6452333237      3,483.33     5/1/2006      668,800.00      668,800.00     Purchase      SISA            850,000.00      4/1/2009
6525381858      2,213.54     6/1/2006      425,000.00      425,000.00     Purchase      Reduced         810,000.00      5/1/2009
6533515729      2,567.00     6/1/2006      483,200.00      483,200.00     R/T Refi      Rapid           663,000.00      5/1/2009
6540128359      3,814.38     5/1/2006      718,000.00      718,000.00     R/T Refi      Rapid           925,000.00      4/1/2009
6541993249      3,828.13     6/1/2006      750,000.00      750,000.00     Purchase      Standard        990,000.00      5/1/2009
6547169042      2,615.35     5/1/2006      534,200.00      534,200.00     Purchase      Reduced         710,000.00      4/1/2009
6563962189        329.66     4/1/2006       71,925.00       71,925.00     C/O Refi      Standard        140,000.00     11/1/2008
6592394529      3,086.33     6/1/2006      630,400.00      630,400.00     Purchase      Standard        788,000.00      5/1/2009
6593220947      3,662.08     6/1/2006      748,000.00      748,000.00     Purchase      Reduced         935,000.00      5/1/2009
6671549027      2,943.28     6/1/2006      614,250.00      614,250.00     Purchase      Standard        819,000.00      5/1/2009
6682399743      5,208.33     6/1/2006      999,999.00      999,999.00     R/T Refi      SISA          1,900,000.00      5/1/2009
6752166030      4,270.83     6/1/2006    1,000,000.00    1,000,000.00     Purchase      Rapid         1,500,000.00      5/1/2009
6805981880        824.98     4/1/2006      124,000.00      123,796.11     C/O Refi      Standard        155,000.00      3/1/2009
6836952595      3,375.00     6/1/2006      720,000.00      720,000.00     R/T Refi      Standard        965,000.00      5/1/2009
6892891299      2,068.45     4/1/2006      345,000.00      342,559.49     C/O Refi      Standard        450,000.00     10/1/2008
6939983539      2,368.23     4/1/2006      395,000.00      393,814.40     Purchase      Rapid           725,000.00      2/1/2009
6946915151      3,229.17     6/1/2006      620,000.00      620,000.00     Purchase      Reduced         775,000.00      5/1/2009
6947265713      2,243.18     5/1/2006      538,363.00      538,363.00     Purchase      Standard        673,000.00      4/1/2009
6991230894      1,668.66     4/1/2006      264,000.00      263,510.74     Purchase      SISA            330,000.00      3/1/2009
6159849097      2,509.00     6/1/2006      463,200.00      463,200.00     R/T Refi      Stated          579,000.00      5/1/2009
6183288130      3,047.92     5/1/2006      532,000.00      532,000.00     C/O Refi      Standard        715,000.00      4/1/2009
6260925703      2,200.52     5/1/2006      422,500.00      422,500.00     C/O Refi      Stated          650,000.00      4/1/2009
6315328747      2,307.71     5/1/2006      418,000.00      418,000.00     Purchase      Stated          537,000.00      4/1/2009
6413192144      3,315.38     6/1/2006      486,000.00      486,000.00     Purchase      Standard        570,000.00      5/1/2009
6529862887      3,166.12     6/1/2006      550,000.00      550,000.00     Purchase      Standard      1,068,000.00     11/1/2006
6759209478     11,250.00     5/1/2006    2,000,000.00    2,000,000.00     Purchase      Standard      3,600,000.00      4/1/2009
6787430435      3,808.41     5/1/2006      703,091.00      703,091.00     Purchase      Standard        958,000.00      4/1/2009
6879492608      2,860.00     6/1/2006      572,000.00      572,000.00     Purchase      Standard        725,000.00      5/1/2009
6009159143      2,651.45     4/1/2006      425,000.00      423,412.86     C/O Refi      Stated          850,000.00      1/1/2009
6048166281      2,929.77     4/1/2006      530,675.00      530,675.00     Purchase      Stated          726,000.00      3/1/2009
6059197860      5,854.53     4/1/2006      926,250.00      922,873.32     Purchase      Stated        1,235,000.00      1/1/2009
6065745710      2,572.92     4/1/2006      475,000.00      475,000.00     C/O Refi      Stated          650,000.00      3/1/2009
6072776880      7,900.85     4/1/2006    1,250,000.00    1,245,323.34     C/O Refi      Stated        2,150,000.00      1/1/2009
6079132012      2,983.37     4/1/2006      472,000.00      470,279.28     Purchase      Stated          590,000.00      1/1/2009
6186962624        945.52     5/1/2006      185,244.00      185,244.00     Purchase      Standard        232,000.00      4/1/2009
6224022688     11,503.64     4/1/2006    1,820,000.00    1,811,683.85     R/T Refi      Stated        2,600,000.00     12/1/2008
6227638928      2,730.00     5/1/2006      546,000.00      546,000.00     Purchase      Stated          990,000.00      3/1/2009
6271072875      2,280.83     5/1/2006      476,000.00      476,000.00     Purchase      Stated          595,004.00      4/1/2009
6351372708      4,062.50     5/1/2006      750,000.00      750,000.00     R/T Refi      Stated        1,450,000.00      4/1/2009
6355025765      3,203.80     5/1/2006      447,200.00      445,925.19     Purchase      Stated          575,000.00      1/1/2009
6417365175      6,237.22     4/1/2006      937,500.00      934,399.12     C/O Refi      Stated        1,364,681.00      1/1/2009
6487356831      3,431.25     5/1/2006      610,000.00      610,000.00     C/O Refi      Stated          815,000.00      4/1/2009
6534044562      6,319.15     5/1/2006    1,040,000.00    1,038,989.18     Purchase      Standard      1,300,000.00      4/1/2009
6556910625      3,119.35     4/1/2006      500,000.00      498,132.79     C/O Refi      Stated          850,000.00      1/1/2009
6574066053      2,450.00     4/1/2006      480,000.00      480,000.00     Purchase      Stated          640,000.00      3/1/2009
6585379974      3,588.67     5/1/2006      615,200.00      615,200.00     R/T Refi      Standard        769,000.00      1/1/2009
6761473302      2,940.00     5/1/2006      588,000.00      588,000.00     Purchase      Standard        735,000.00      4/1/2009
6835964666      2,107.17     5/1/2006      430,400.00      430,400.00     Purchase      Stated          538,000.00      4/1/2009
6845741864      2,380.00     4/1/2006      476,000.00      475,999.80     Purchase      Standard        603,000.00      3/1/2009
6847535900      3,674.60     4/1/2006      589,000.00      586,800.39     C/O Refi      Stated          800,000.00      1/1/2009
6851486883        851.67     4/1/2006      138,320.00      138,056.81     Purchase      Standard        181,000.00      3/1/2009

LOANID           CEILING     FLOOR    CAPINT     MARGIN     INDEX           ODATE          SERVICER
----------------------------------------------------------------------------------------------------------

6026740875         12.25      2.25         2       2.25     12 MO LIBOR      4/14/2006     Bank of America
6042398351            12      2.25         2       2.25     12 MO LIBOR       4/4/2006     Bank of America
6062818577          12.5      2.25         2       2.25     12 MO LIBOR      4/11/2006     Bank of America
6183056859            12      2.25         2       2.25     12 MO LIBOR      4/20/2006     Bank of America
6203531469        11.875      2.25         2       2.25     12 MO LIBOR      11/7/2005     Bank of America
6217255840        11.875      2.25         2       2.25     12 MO LIBOR      4/21/2006     Bank of America
6276337810        12.125      2.25         2       2.25     12 MO LIBOR      4/14/2006     Bank of America
6290899498          12.5      2.25         2       2.25     12 MO LIBOR      3/31/2006     Bank of America
6345141953        12.625      2.25         2       2.25     12 MO LIBOR      4/12/2006     Bank of America
6411982173         12.25      2.25         2       2.25     12 MO LIBOR       2/3/2006     Bank of America
6452333237         12.25      2.25         2       2.25     12 MO LIBOR      3/22/2006     Bank of America
6525381858         12.25      2.25         2       2.25     12 MO LIBOR       4/5/2006     Bank of America
6533515729        12.375      2.25         2       2.25     12 MO LIBOR      4/14/2006     Bank of America
6540128359        12.375      2.25         2       2.25     12 MO LIBOR      3/24/2006     Bank of America
6541993249        12.125      2.25         2       2.25     12 MO LIBOR       4/3/2006     Bank of America
6547169042        11.875      2.25         2       2.25     12 MO LIBOR      3/29/2006     Bank of America
6563962189          11.5      2.25         2       2.25     12 MO LIBOR     10/20/2005     Bank of America
6592394529        11.875      2.25         2       2.25     12 MO LIBOR      3/28/2006     Bank of America
6593220947        11.875      2.25         2       2.25     12 MO LIBOR      4/11/2006     Bank of America
6671549027         11.75      2.25         2       2.25     12 MO LIBOR      4/14/2006     Bank of America
6682399743         12.25      2.25         2       2.25     12 MO LIBOR      3/31/2006     Bank of America
6752166030        11.125      2.25         2       2.25     12 MO LIBOR      4/13/2006     Bank of America
6805981880            13      2.25         2       2.25     12 MO LIBOR      2/27/2006     Bank of America
6836952595        11.625      2.25         2       2.25     12 MO LIBOR      4/17/2006     Bank of America
6892891299            12      2.25         2       2.25     12 MO LIBOR      9/19/2005     Bank of America
6939983539            12      2.25         2       2.25     12 MO LIBOR      1/30/2006     Bank of America
6946915151         12.25      2.25         2       2.25     12 MO LIBOR      4/14/2006     Bank of America
6947265713            11      2.25         2       2.25     12 MO LIBOR      3/31/2006     Bank of America
6991230894          12.5      2.25         2       2.25     12 MO LIBOR       2/9/2006     Bank of America
6159849097          12.5      2.25         2       2.25     12 MO LIBOR      4/17/2006     Bank of America
6183288130        12.875      2.25         2       2.25     12 MO LIBOR      3/24/2006     Bank of America
6260925703         12.25      2.25         2       2.25     12 MO LIBOR      3/22/2006     Bank of America
6315328747        12.625      2.25         2       2.25     12 MO LIBOR      3/14/2006     Bank of America
6413192144         13.25      2.25         2       2.25     12 MO LIBOR       4/3/2006     Bank of America
6529862887        11.625      2.75         1       2.75     6 MO LIBOR       4/13/2006     Bank of America
6759209478         12.75      2.25         2       2.25     12 MO LIBOR      3/21/2006     Bank of America
6787430435          12.5      2.25         2       2.25     12 MO LIBOR      3/28/2006     Bank of America
6879492608            12      2.25         2       2.25     12 MO LIBOR      3/29/2006     Bank of America
6009159143        12.375      2.25         2       2.25     12 MO LIBOR      12/6/2005     Bank of America
6048166281        12.625      2.25         2       2.25     12 MO LIBOR      2/24/2006     Bank of America
6059197860          12.5      2.25         2       2.25     12 MO LIBOR      12/9/2005     Bank of America
6065745710          12.5      2.25         2       2.25     12 MO LIBOR      2/23/2006     Bank of America
6072776880          12.5      2.25         2       2.25     12 MO LIBOR     12/13/2005     Bank of America
6079132012          12.5      2.25         2       2.25     12 MO LIBOR     11/28/2005     Bank of America
6186962624        12.125      2.25         2       2.25     12 MO LIBOR       3/3/2006     Bank of America
6224022688          12.5      2.25         2       2.25     12 MO LIBOR     11/29/2005     Bank of America
6227638928            12      2.25         2       2.25     12 MO LIBOR      2/28/2006     Bank of America
6271072875         11.75      2.25         2       2.25     12 MO LIBOR       3/2/2006     Bank of America
6351372708          12.5      2.25         2       2.25     12 MO LIBOR       3/8/2006     Bank of America
6355025765         13.75      2.25         2       2.25     12 MO LIBOR      12/8/2005     Bank of America
6417365175            13      2.25         2       2.25     12 MO LIBOR     12/12/2005     Bank of America
6487356831         12.75      2.25         2       2.25     12 MO LIBOR      2/27/2006     Bank of America
6534044562        12.125      2.25         2       2.25     12 MO LIBOR      3/20/2006     Bank of America
6556910625        12.375      2.25         2       2.25     12 MO LIBOR     12/14/2005     Bank of America
6574066053        12.125      2.25         2       2.25     12 MO LIBOR      2/13/2006     Bank of America
6585379974            13      2.25         2       2.25     12 MO LIBOR     12/29/2005     Bank of America
6761473302            12      2.25         2       2.25     12 MO LIBOR       3/9/2006     Bank of America
6835964666        11.875      2.25         2       2.25     12 MO LIBOR       3/9/2006     Bank of America
6845741864            12      2.25         2       2.25     12 MO LIBOR      2/17/2006     Bank of America
6847535900        12.375      2.25         2       2.25     12 MO LIBOR     12/16/2005     Bank of America
6851486883         12.25      2.25         2       2.25     12 MO LIBOR      2/28/2006     Bank of America

                                     D-1-1

                                  EXHIBIT D-2
                      LOAN GROUP 2 MORTGAGE LOAN SCHEDULE

LOANID       OCC         PROPTYPE        OTERM    CORTERM    OLTV     RATE    FPDATE    NDDATE       S_MATDATE   PANDI      PTDATE
------------------------------------------------------------------------------------------------------------------------------------

3303888899   Primary     SFR             360          359   62.84     5.75    5/1/2006  5/1/2006     4/1/2036    2,270.10   5/1/2006
3303926566   Primary     SFR             360          360   21.05        6    6/1/2006  6/1/2006     5/1/2036    3,407.25   6/1/2006
3303991453   Secondary   Condo           360          360      90    6.125    6/1/2006  6/1/2006     5/1/2036    2,734.25   6/1/2006
3304028107   Investor    SFR             360          360   74.84     6.75    6/1/2006  6/1/2006     5/1/2036    3,859.16   6/1/2006
3304061454   Primary     PUD             360          360   60.56    5.375    6/1/2006  6/1/2006     5/1/2036    3,919.80   6/1/2006
3304093614   Primary     SFR             360          359    50.7      6.5    5/1/2006  5/1/2006     4/1/2036    3,524.83   5/1/2006
3304098787   Primary     SFR             360          359      80      6.5    5/1/2006  5/1/2006     4/1/2036    3,413.17   5/1/2006
3304104726   Primary     PUD             360          360   79.85      6.5    6/1/2006  6/1/2006     5/1/2036    3,027.61   6/1/2006
3304107679   Primary     SFR             360          359   66.44     6.25    5/1/2006  5/1/2006     4/1/2036    3,538.78   5/1/2006
3304140472   Primary     SFR             360          360   69.63        7    6/1/2006  6/1/2006     5/1/2036    3,798.88   6/1/2006
6005763344   Primary     SFR             360          359    75.4        6    5/1/2006  6/1/2006     4/1/2036    5,989.51   5/1/2006
6011031595   Primary     SFR             360          360   57.02     6.25    6/1/2006  6/1/2006     5/1/2036    2,390.62   6/1/2006
6014251430   Primary     SFR             360          360      80      5.5    6/1/2006  6/1/2006     5/1/2036    2,242.17   6/1/2006
6018072626   Primary     SFR             360          359      80    6.375    5/1/2006  5/1/2006     4/1/2036    2,375.75   5/1/2006
6019663761   Primary     SFR             360          360    64.1        6    6/1/2006  6/1/2006     5/1/2036    2,997.76   6/1/2006
6022430117   Primary     SFR             360          359      80    6.375    5/1/2006  5/1/2006     4/1/2036    2,665.18   5/1/2006
6028517503   Primary     SFR             360          360   79.42    6.375    6/1/2006  6/1/2006     5/1/2036    2,890.00   6/1/2006
6030103003   Primary     SFR             360          360   63.09     5.75    6/1/2006  6/1/2006     5/1/2036    4,791.67   6/1/2006
6031267906   Primary     SFR             360          356      80     5.25    2/1/2006  5/1/2006     1/1/2036      968.45   4/1/2006
6033141836   Primary     PUD             360          359   36.73    6.625    5/1/2006  6/1/2006     4/1/2036    2,788.02   5/1/2006
6040398304   Investor    Townhouse       360          355      80    5.875    1/1/2006  5/1/2006    12/1/2035      430.44   4/1/2006
6046192883   Primary     SFR             360          360   64.25     6.25    6/1/2006  6/1/2006     5/1/2036    2,994.79   6/1/2006
6055002668   Primary     SFR             360          360      80      6.5    6/1/2006  6/1/2006     5/1/2036    2,504.67   6/1/2006
6056169326   Primary     PUD             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    2,945.33   6/1/2006
6059817012   Primary     SFR             360          360      80        6    6/1/2006  6/1/2006     5/1/2036    2,196.00   6/1/2006
6061588866   Primary     PUD             360          360   60.75    6.875    6/1/2006  6/1/2006     5/1/2036    3,723.96   6/1/2006
6063116211   Primary     SFR             360          360      80      5.5    6/1/2006  6/1/2006     5/1/2036    2,805.00   6/1/2006
6064068163   Primary     SFR             360          359      80    5.375    5/1/2006  5/1/2006     4/1/2036    2,293.33   5/1/2006
6066919306   Secondary   SFR             360          359   67.18    5.875    5/1/2006  5/1/2006     4/1/2036    3,571.71   5/1/2006
6069369913   Primary     PUD             360          360      80      6.5    6/1/2006  6/1/2006     5/1/2036    2,556.67   6/1/2006
6069483110   Primary     SFR             360          359      80    6.625    5/1/2006  5/1/2006     4/1/2036    2,784.97   5/1/2006
6071207929   Primary     Townhouse       360          359      80     6.25    5/1/2006  5/1/2006     4/1/2036    2,916.67   5/1/2006
6071228685   Primary     Condo           360          359      80      5.5    5/1/2006  5/1/2006     4/1/2036    2,451.53   5/1/2006
6073634401   Primary     SFR             360          360      80      6.5    6/1/2006  6/1/2006     5/1/2036    3,250.00   6/1/2006
6076176061   Primary     SFR             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    2,673.76   6/1/2006
6076257366   Primary     Condo           360          360      80        6    6/1/2006  6/1/2006     5/1/2036    3,021.26   6/1/2006
6077164959   Primary     SFR             360          360      75    6.625    6/1/2006  6/1/2006     5/1/2036    6,625.00   6/1/2006
6080505032   Primary     SFR             360          360   73.97        6    6/1/2006  6/1/2006     5/1/2036    3,237.58   6/1/2006
6081872381   Primary     SFR             360          359      80    6.375    5/1/2006  5/1/2006     4/1/2036    2,433.13   5/1/2006
6093795745   Primary     SFR             360          360   58.54     5.75    6/1/2006  6/1/2006     5/1/2036   17,507.19   6/1/2006
6094226898   Primary     SFR             360          360   79.86    6.375    6/1/2006  6/1/2006     5/1/2036    3,612.21   6/1/2006
6098422220   Primary     PUD             360          359      80      5.5    5/1/2006  5/1/2006     4/1/2036    3,906.39   5/1/2006
6103645195   Primary     SFR             360          359      80     6.25    5/1/2006  6/1/2006     4/1/2036    2,500.00   5/1/2006
6105073339   Primary     SFR             360          360   75.64      6.5    6/1/2006  6/1/2006     5/1/2036    3,027.92   6/1/2006
6108181857   Primary     PUD             360          360   67.18    6.375    6/1/2006  6/1/2006     5/1/2036    2,316.25   6/1/2006
6109628013   Primary     SFR             360          359      80    6.625    5/1/2006  5/1/2006     4/1/2036    2,981.25   5/1/2006
6112058638   Primary     PUD             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    2,839.39   6/1/2006
6112584955   Primary     SFR             360          360   60.53    6.125    6/1/2006  6/1/2006     5/1/2036    5,869.79   6/1/2006
6117651940   Primary     SFR             360          360      80      6.5    6/1/2006  6/1/2006     5/1/2036    3,401.67   6/1/2006
6117923489   Secondary   PUD             360          354      80      5.5   12/1/2005  5/1/2006    11/1/2035    1,696.35   4/1/2006
6118075339   Primary     PUD             360          360      80     5.75    6/1/2006  6/1/2006     5/1/2036    4,108.36   6/1/2006
6118661948   Primary     Condo           360          359    71.5    5.375    5/1/2006  5/1/2006     4/1/2036    2,562.08   5/1/2006
6122795336   Primary     Condo           360          354      70        6   12/1/2005  5/1/2006    11/1/2035    1,819.12   4/1/2006
6123343805   Primary     SFR             360          359      80    6.375    5/1/2006  5/1/2006     4/1/2036    3,931.25   5/1/2006
6133810421   Secondary   Condo           360          360      75        6    6/1/2006  6/1/2006     5/1/2036    3,170.13   6/1/2006
6134897450   Primary     Condo           360          359   67.42     5.75    5/1/2006  5/1/2006     4/1/2036    3,501.44   5/1/2006
6136672471   Primary     Condo           360          360   79.19      6.5    6/1/2006  6/1/2006     5/1/2036    2,659.58   6/1/2006
6137414907   Primary     PUD             360          359      80      6.5    5/1/2006  5/1/2006     4/1/2036    3,575.00   5/1/2006
6138340648   Primary     Condo           360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    2,115.00   6/1/2006
6139130683   Primary     SFR             360          360   74.04    6.125    6/1/2006  6/1/2006     5/1/2036    5,102.13   6/1/2006
6139806092   Primary     SFR             360          359   78.43    6.375    5/1/2006  5/1/2006     4/1/2036    2,125.00   5/1/2006
6144999726   Primary     PUD             360          360    61.4    6.125    6/1/2006  6/1/2006     5/1/2036    2,240.73   6/1/2006
6150076252   Primary     PUD             360          354    69.6     5.25   12/1/2005  5/1/2006    11/1/2035      901.44   4/1/2006
6151240204   Primary     SFR             360          353      80     5.25   11/1/2005  5/1/2006    10/1/2035    1,190.00   4/1/2006
6154416868   Primary     SFR             360          353      80      5.5   11/1/2005  6/1/2006    10/1/2035    1,805.83   5/1/2006
6155151589   Primary     2-Family        360          360   69.03    6.375    6/1/2006  6/1/2006     5/1/2036    5,383.38   6/1/2006
6159118444   Primary     PUD             360          359      70    5.125    5/1/2006  5/1/2006     4/1/2036    2,477.42   5/1/2006
6159119988   Primary     SFR             360          359      80    6.375    5/1/2006  5/1/2006     4/1/2036    2,783.75   5/1/2006
6163251538   Primary     Condo           360          359      70     6.25    5/1/2006  6/1/2006     4/1/2036    6,197.92   5/1/2006
6165759181   Primary     PUD             360          360   70.48        6    6/1/2006  6/1/2006     5/1/2036    3,700.00   6/1/2006
6166869815   Primary     PUD             360          359   68.48    5.875    5/1/2006  6/1/2006     4/1/2036    3,726.69   5/1/2006
6173452803   Primary     PUD             360          356      90     5.75    2/1/2006  5/1/2006     1/1/2036      905.63   4/1/2006
6173455400   Primary     Condo           360          360      80    6.125    6/1/2006  6/1/2006     5/1/2036    2,274.42   6/1/2006
6175137550   Primary     Condo           360          359      80    6.125    5/1/2006  5/1/2006     4/1/2036    3,412.35   5/1/2006
6175258505   Primary     PUD             360          360   71.13     6.25    6/1/2006  6/1/2006     5/1/2036    2,630.21   6/1/2006
6176911565   Primary     SFR             360          359   61.18    6.125    5/1/2006  5/1/2006     4/1/2036    2,654.17   5/1/2006
6183536181   Primary     PUD             360          359      80    6.375    5/1/2006  5/1/2006     4/1/2036    2,829.88   5/1/2006
6185851919   Primary     SFR             360          359   74.07        6    5/1/2006  5/1/2006     4/1/2036    5,000.00   5/1/2006
6194023393   Primary     SFR             360          356   71.11        6    2/1/2006  6/1/2006     1/1/2036    1,760.00   5/1/2006
6196558388   Secondary   Condo           360          359      80    6.375    5/1/2006  5/1/2006     4/1/2036    3,421.25   5/1/2006
6202323819   Primary     PUD             360          360   77.67        7    6/1/2006  6/1/2006     5/1/2036    5,833.33   6/1/2006
6203470684   Primary     SFR             360          360      80    6.875    6/1/2006  6/1/2006     5/1/2036    2,566.67   6/1/2006
6206438860   Primary     PUD             360          359   69.62        6    5/1/2006  5/1/2006     4/1/2036    2,750.00   5/1/2006
6209001475   Primary     SFR             360          359      80      5.5    5/1/2006  5/1/2006     4/1/2036    3,679.28   5/1/2006
6211463515   Primary     PUD             360          359   79.26    5.875    5/1/2006  5/1/2006     4/1/2036    2,095.42   5/1/2006
6216677622   Primary     PUD             360          359   72.73      5.5    5/1/2006  5/1/2006     4/1/2036    4,583.33   5/1/2006
6217779641   Primary     SFR             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    2,678.49   6/1/2006
6218491972   Primary     PUD             360          353   70.96     5.25   11/1/2005  5/1/2006    10/1/2035    1,640.36   4/1/2006
6219247589   Primary     SFR             360          360      80     6.25    6/1/2006  6/1/2006     5/1/2036    2,916.67   6/1/2006
6221514950   Primary     SFR             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    4,269.17   6/1/2006
6223978948   Investor    PUD             360          359      80    5.875    5/1/2006  6/1/2006     4/1/2036    3,568.16   5/1/2006
6224611159   Primary     PUD             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    3,184.94   6/1/2006
6230765817   Primary     PUD             360          360   64.52     5.75    6/1/2006  6/1/2006     5/1/2036    5,835.73   6/1/2006
6231172013   Primary     SFR             360          360   61.22     5.25    6/1/2006  6/1/2006     5/1/2036    3,281.25   6/1/2006
6235967384   Primary     SFR             360          355      80     6.25    1/1/2006  5/1/2006    12/1/2035    1,896.41   4/1/2006
6241207882   Primary     SFR             360          360   35.45    6.125    6/1/2006  6/1/2006     5/1/2036    3,981.25   6/1/2006
6242009717   Secondary   SFR             360          360   54.55     6.25    6/1/2006  6/1/2006     5/1/2036    6,250.00   6/1/2006
6243238489   Primary     SFR             360          360      75    5.125    6/1/2006  6/1/2006     5/1/2036    3,315.23   6/1/2006
6249536308   Primary     Condo           360          352      80     5.25   10/1/2005  5/1/2006     9/1/2035         875   4/1/2006
6257171501   Primary     SFR             360          359   57.14     6.25    5/1/2006  5/1/2006     4/1/2036    3,125.00   5/1/2006
6259824552   Primary     SFR             360          360   71.52    6.375    6/1/2006  6/1/2006     5/1/2036    3,761.25   6/1/2006
6270868919   Primary     SFR             360          359      80        6    5/1/2006  5/1/2006     4/1/2036    2,900.00   5/1/2006
6270919589   Primary     PUD             360          360      80    6.375    6/1/2006  6/1/2006     5/1/2036    2,507.50   6/1/2006
6271164334   Primary     PUD             360          360   27.14     6.25    6/1/2006  6/1/2006     5/1/2036    2,812.50   6/1/2006
6275025481   Primary     SFR             360          360      80     5.75    6/1/2006  6/1/2006     5/1/2036    2,165.83   6/1/2006
6276772081   Secondary   SFR             360          353   65.99    5.875   11/1/2005  6/1/2006    10/1/2035    2,123.63   5/1/2006
6277089261   Primary     SFR             360          360      80    5.125    6/1/2006  6/1/2006     5/1/2036    1,845.00   6/1/2006
6277225568   Primary     SFR             360          359      80        5    5/1/2006  5/1/2006     4/1/2036    2,300.00   5/1/2006
6277831704   Primary     SFR             360          359      80    6.125    5/1/2006  5/1/2006     4/1/2036    2,523.50   5/1/2006
6279800327   Primary     Condo           360          360   79.88     6.25    6/1/2006  6/1/2006     5/1/2036    3,528.06   6/1/2006
6281337284   Primary     PUD             360          360   78.67    6.375    6/1/2006  6/1/2006     5/1/2036    3,134.38   6/1/2006
6281359890   Primary     SFR             360          359   48.11     5.75    5/1/2006  5/1/2006     4/1/2036    2,188.40   5/1/2006
6285260482   Primary     PUD             360          360   70.95     5.25    6/1/2006  6/1/2006     5/1/2036    2,899.07   6/1/2006
6294810699   Primary     PUD             360          360   69.71     6.25    6/1/2006  6/1/2006     5/1/2036    3,140.62   6/1/2006
6297662501   Primary     SFR             360          359   69.06    6.625    5/1/2006  5/1/2006     4/1/2036    3,240.73   5/1/2006
6300127757   Primary     SFR             360          356   57.48     6.75    2/1/2006  6/1/2006     1/1/2036    1,988.44   5/1/2006
6300204457   Primary     PUD             360          360      80    6.125    6/1/2006  6/1/2006     5/1/2036    4,642.15   6/1/2006
6303269671   Primary     SFR             360          360      80    6.125    6/1/2006  6/1/2006     5/1/2036    2,916.54   6/1/2006
6305888494   Primary     SFR             360          359      80     6.25    5/1/2006  5/1/2006     4/1/2036    2,708.33   5/1/2006
6306123958   Secondary   Condo           360          360      75     5.75    6/1/2006  6/1/2006     5/1/2036    4,042.97   6/1/2006
6307829462   Primary     SFR             360          360    45.6    6.125    6/1/2006  6/1/2006     5/1/2036    5,818.75   6/1/2006
6308837290   Primary     SFR             360          359      80    5.875    5/1/2006  5/1/2006     4/1/2036    2,506.27   5/1/2006
6312024331   Primary     Condo           360          360      80    6.125    6/1/2006  6/1/2006     5/1/2036    2,819.32   6/1/2006
6314758282   Primary     SFR             360          359      80     6.25    5/1/2006  5/1/2006     4/1/2036    2,291.67   5/1/2006
6318676118   Primary     SFR             360          360   76.23    6.125    6/1/2006  6/1/2006     5/1/2036    2,373.44   6/1/2006
6319748866   Primary     SFR             360          360   61.33     6.25    6/1/2006  6/1/2006     5/1/2036    2,635.42   6/1/2006
6320387845   Primary     SFR             360          360      80    6.125    6/1/2006  6/1/2006     5/1/2036    2,746.40   6/1/2006
6322007250   Primary     PUD             360          360   49.81    5.875    6/1/2006  6/1/2006     5/1/2036    2,194.84   6/1/2006
6332980520   Primary     Condo           360          360      80     5.25    6/1/2006  6/1/2006     5/1/2036    2,672.67   6/1/2006
6333293378   Secondary   Condo           360          360   48.78     6.25    6/1/2006  6/1/2006     5/1/2036    4,310.03   6/1/2006
6335417991   Primary     SFR             360          360      80      6.5    6/1/2006  6/1/2006     5/1/2036    2,275.00   6/1/2006
6337433673   Primary     PUD             360          359      80     5.75    5/1/2006  6/1/2006     4/1/2036    2,261.67   5/1/2006
6340994497   Primary     SFR             360          360      80    6.375    6/1/2006  6/1/2006     5/1/2036    3,917.91   6/1/2006
6342974562   Primary     SFR             360          360      80      6.5    6/1/2006  6/1/2006     5/1/2036    2,383.33   6/1/2006
6346505768   Primary     SFR             360          359   79.92    6.375    5/1/2006  5/1/2006     4/1/2036    2,868.75   5/1/2006
6346965657   Primary     SFR             360          359      80        6    5/1/2006  5/1/2006     4/1/2036    3,429.43   5/1/2006
6348334183   Secondary   PUD             360          360   50.05    6.125    6/1/2006  6/1/2006     5/1/2036    2,874.00   6/1/2006
6356135167   Primary     PUD             360          360      80     5.75    6/1/2006  6/1/2006     5/1/2036    3,752.38   6/1/2006
6362170562   Primary     SFR             360          359   75.68    5.375    5/1/2006  5/1/2006     4/1/2036    3,135.42   5/1/2006
6363374437   Primary     PUD             360          360      80        6    6/1/2006  6/1/2006     5/1/2036    2,756.00   6/1/2006
6368611254   Primary     PUD             360          360      80    6.125    6/1/2006  6/1/2006     5/1/2036    3,742.89   6/1/2006
6373067989   Investor    SFR             360          359      80        6    5/1/2006  5/1/2006     4/1/2036    3,837.13   5/1/2006
6376325418   Primary     PUD             360          359   58.02        6    5/1/2006  6/1/2006     4/1/2036    3,666.85   5/1/2006
6381224945   Primary     SFR             360          359      80     6.25    5/1/2006  5/1/2006     4/1/2036    2,326.81   5/1/2006
6382613732   Primary     SFR             360          359      80     6.25    5/1/2006  6/1/2006     4/1/2036    3,091.67   5/1/2006
6384860679   Primary     Condo           360          360      80      5.5    6/1/2006  6/1/2006     5/1/2036    3,179.62   6/1/2006
6386955139   Primary     SFR             360          360      80     6.25    6/1/2006  6/1/2006     5/1/2036    3,202.56   6/1/2006
6390136056   Primary     SFR             360          359      80     6.25    5/1/2006  5/1/2006     4/1/2036    6,157.18   5/1/2006
6393199242   Primary     SFR             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    3,090.20   6/1/2006
6399017455   Primary     SFR             360          360      80        6    6/1/2006  6/1/2006     5/1/2036    2,240.00   6/1/2006
6401229403   Secondary   Condo           360          360   30.61    6.125    6/1/2006  6/1/2006     5/1/2036    3,828.13   6/1/2006
6406561131   Primary     SFR             360          360   72.06        7    6/1/2006  6/1/2006     5/1/2036    2,858.33   6/1/2006
6412051119   Primary     PUD             360          360   73.89    5.875    6/1/2006  6/1/2006     5/1/2036    3,824.30   6/1/2006
6413448025   Primary     PUD             360          360   69.07     6.25    6/1/2006  6/1/2006     5/1/2036    3,489.58   6/1/2006
6416625769   Primary     SFR             360          359      80    5.625    5/1/2006  5/1/2006     4/1/2036    3,438.75   5/1/2006
6424585435   Primary     SFR             360          360   67.74     5.75    6/1/2006  6/1/2006     5/1/2036    3,063.76   6/1/2006
6430097995   Secondary   Condo           360          359      80    5.875    5/1/2006  6/1/2006     4/1/2036    1,954.42   5/1/2006
6434297096   Primary     PUD             360          360      80     5.25    6/1/2006  6/1/2006     5/1/2036    3,048.17   6/1/2006
6434720279   Primary     PUD             360          360      63     4.75    6/1/2006  6/1/2006     5/1/2036    2,604.46   6/1/2006
6435814675   Primary     PUD             360          360      80     6.75    6/1/2006  6/1/2006     5/1/2036    2,587.05   6/1/2006
6437003392   Primary     SFR             360          359      75     6.25    5/1/2006  6/1/2006     4/1/2036    2,941.34   5/1/2006
6438753375   Primary     Condo           360          360      80      6.5    6/1/2006  6/1/2006     5/1/2036    3,098.33   6/1/2006
6440248976   Primary     SFR             360          360   42.35      6.5    6/1/2006  6/1/2006     5/1/2036    2,730.00   6/1/2006
6441655658   Secondary   Condo           360          360      50     6.25    6/1/2006  6/1/2006     5/1/2036    3,645.83   6/1/2006
6441940761   Primary     PUD             360          359      80      5.5    5/1/2006  5/1/2006     4/1/2036    3,162.47   5/1/2006
6443004681   Primary     SFR             360          359   74.19     5.25    5/1/2006  5/1/2006     4/1/2036    2,515.63   5/1/2006
6453749795   Primary     SFR             360          360   62.59        6    6/1/2006  6/1/2006     5/1/2036    5,395.96   6/1/2006
6460798587   Primary     SFR             360          360      80      6.5    6/1/2006  6/1/2006     5/1/2036    3,888.49   6/1/2006
6464534541   Primary     Condo           360          360      75    5.875    6/1/2006  6/1/2006     5/1/2036    4,589.84   6/1/2006
6468207862   Primary     PUD             360          352    62.7    5.375   10/1/2005  5/1/2006     9/1/2035    1,249.69   4/1/2006
6468534208   Primary     SFR             360          359   48.58    6.125    5/1/2006  6/1/2006     4/1/2036    2,876.59   5/1/2006
6471123577   Primary     SFR             360          360   66.67     6.25    6/1/2006  6/1/2006     5/1/2036   12,314.35   6/1/2006
6471634797   Primary     SFR             360          359      80      6.5    5/1/2006  5/1/2006     4/1/2036    2,595.67   5/1/2006
6475660475   Primary     Condo           360          360   70.42    6.125    6/1/2006  6/1/2006     5/1/2036    2,552.08   6/1/2006
6476834533   Primary     SFR             360          359      80     5.75    5/1/2006  6/1/2006     4/1/2036    2,372.83   5/1/2006
6477642018   Primary     SFR             360          360      75     5.75    6/1/2006  6/1/2006     5/1/2036    4,352.03   6/1/2006
6480104584   Primary     SFR             360          359      80    5.625    5/1/2006  6/1/2006     4/1/2036    2,384.79   5/1/2006
6480698478   Secondary   Condo           360          359      48    5.875    5/1/2006  5/1/2006     4/1/2036    3,549.23   5/1/2006
6481799234   Primary     PUD             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    2,708.37   6/1/2006
6488620490   Primary     Condo           360          360      80        6    6/1/2006  6/1/2006     5/1/2036    2,320.00   6/1/2006
6489592755   Primary     SFR             360          359      80    5.625    5/1/2006  5/1/2006     4/1/2036    2,081.25   5/1/2006
6496876324   Primary     Condo           360          360   69.71    5.875    6/1/2006  6/1/2006     5/1/2036    2,116.05   6/1/2006
6499073473   Primary     SFR             360          360      80      6.5    6/1/2006  6/1/2006     5/1/2036    3,076.67   6/1/2006
6499822408   Primary     PUD             360          360   77.88     5.75    6/1/2006  6/1/2006     5/1/2036    2,395.83   6/1/2006
6500037343   Primary     SFR             360          359   48.28      6.5    5/1/2006  5/1/2006     4/1/2036    3,791.67   5/1/2006
6500841033   Primary     Condo           360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    2,741.67   6/1/2006
6506269460   Primary     SFR             360          360   74.71     5.75    6/1/2006  6/1/2006     5/1/2036    3,793.23   6/1/2006
6511733377   Primary     Condo           360          360   79.34        7    6/1/2006  6/1/2006     5/1/2036    2,800.00   6/1/2006
6512901734   Primary     SFR             360          360    68.5    6.125    6/1/2006  6/1/2006     5/1/2036    2,220.31   6/1/2006
6513889144   Primary     Condo           360          360   76.56        6    6/1/2006  6/1/2006     5/1/2036    3,250.00   6/1/2006
6514164158   Primary     PUD             360          360   77.22     5.75    6/1/2006  6/1/2006     5/1/2036    5,835.73   6/1/2006
6520929008   Primary     PUD             360          360   79.85      6.5    6/1/2006  6/1/2006     5/1/2036    3,541.24   6/1/2006
6525955388   Primary     SFR             360          356      80        5    2/1/2006  5/1/2006     1/1/2036    1,187.81   4/1/2006
6531821665   Primary     SFR             360          359      80      6.5    5/1/2006  5/1/2006     4/1/2036    1,473.33   5/1/2006
6533668460   Primary     PUD             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    2,801.53   6/1/2006
6535186271   Primary     SFR             360          359      80    5.625    5/1/2006  5/1/2006     4/1/2036    2,621.25   5/1/2006
6538691798   Secondary   SFR             360          360   66.67    6.125    6/1/2006  6/1/2006     5/1/2036    3,317.71   6/1/2006
6543306838   Primary     SFR             360          359      80     6.25    5/1/2006  5/1/2006     4/1/2036    3,062.50   5/1/2006
6543824707   Primary     PUD             360          360   66.15     6.25    6/1/2006  6/1/2006     5/1/2036    2,647.59   6/1/2006
6546172484   Primary     SFR             360          360      40      6.5    6/1/2006  6/1/2006     5/1/2036    3,466.67   6/1/2006
6547753449   Primary     SFR             360          360   57.92      5.5    6/1/2006  6/1/2006     5/1/2036    3,132.71   6/1/2006
6550857574   Primary     Townhouse       360          359      80      5.5    5/1/2006  5/1/2006     4/1/2036    2,481.56   5/1/2006
6553333722   Primary     PUD             360          360   69.67      6.5    6/1/2006  6/1/2006     5/1/2036    2,600.00   6/1/2006
6558682602   Secondary   SFR             360          360   74.07    6.375    6/1/2006  6/1/2006     5/1/2036    6,238.70   6/1/2006
6565253520   Primary     SFR             360          359   72.22    5.125    5/1/2006  5/1/2006     4/1/2036    4,247.00   5/1/2006
6569485037   Secondary   Condo           360          359      80      6.5    5/1/2006  5/1/2006     4/1/2036    3,729.21   5/1/2006
6570415585   Primary     PUD             360          360      80    6.125    6/1/2006  6/1/2006     5/1/2036    3,475.54   6/1/2006
6575016362   Primary     SFR             360          360   54.74     6.25    6/1/2006  6/1/2006     5/1/2036    4,989.58   6/1/2006
6576603663   Primary     SFR             360          360      80    4.875    6/1/2006  6/1/2006     5/1/2036    3,809.88   6/1/2006
6576774308   Primary     PUD             360          360      80     6.75    6/1/2006  6/1/2006     5/1/2036    3,022.47   6/1/2006
6579102036   Primary     PUD             360          360      80    6.125    6/1/2006  6/1/2006     5/1/2036    3,321.59   6/1/2006
6587102614   Secondary   SFR             360          359      70        6    5/1/2006  5/1/2006     4/1/2036    9,100.00   5/1/2006
6588731908   Secondary   Condo           360          359      80      7.5    5/1/2006  5/1/2006     4/1/2036    3,000.00   5/1/2006
6588780871   Primary     SFR             360          359    71.1    6.625    5/1/2006  5/1/2006     4/1/2036      850.21   5/1/2006
6590477805   Primary     SFR             360          359   69.55    6.125    5/1/2006  6/1/2006     4/1/2036    2,788.94   5/1/2006
6591291973   Primary     SFR             360          359    64.1     6.25    5/1/2006  5/1/2006     4/1/2036    3,078.59   5/1/2006
6595344323   Primary     SFR             360          360   79.79        6    6/1/2006  6/1/2006     5/1/2036    3,750.00   6/1/2006
6595781250   Primary     Condo           360          360   77.31      5.5    6/1/2006  6/1/2006     5/1/2036    2,108.33   6/1/2006
6603417426   Primary     SFR             360          353   52.11      5.5   11/1/2005  5/1/2006    10/1/2035      453.75   4/1/2006
6607593321   Primary     SFR             360          360   45.15     5.75    6/1/2006  6/1/2006     5/1/2036    4,791.67   6/1/2006
6609697096   Primary     SFR             360          360   64.53    5.375    6/1/2006  6/1/2006     5/1/2036    3,829.69   6/1/2006
6611024743   Primary     PUD             360          359   36.11    5.625    5/1/2006  5/1/2006     4/1/2036    3,741.77   5/1/2006
6618210717   Secondary   SFR             360          360      80        6    6/1/2006  6/1/2006     5/1/2036    2,460.00   6/1/2006
6619033068   Primary     SFR             360          360   73.45    6.375    6/1/2006  6/1/2006     5/1/2036    3,453.13   6/1/2006
6620057007   Primary     SFR             360          359   77.72    6.125    5/1/2006  6/1/2006     4/1/2036    2,955.31   5/1/2006
6625787269   Primary     Condo           360          360      80    6.125    6/1/2006  6/1/2006     5/1/2036    3,305.41   6/1/2006
6626190794   Primary     Condo           360          359   79.57     6.25    5/1/2006  6/1/2006     4/1/2036    2,735.21   5/1/2006
6626879024   Secondary   PUD             360          359      80    5.875    5/1/2006  5/1/2006     4/1/2036    3,170.65   5/1/2006
6626929910   Primary     PUD             360          352   67.96    5.375   10/1/2005  5/1/2006     9/1/2035    1,643.85   4/1/2006
6627346445   Primary     PUD             360          353   77.59    4.625   11/1/2005  5/1/2006    10/1/2035    1,214.06   4/1/2006
6628852433   Primary     PUD             360          360      80        6    6/1/2006  6/1/2006     5/1/2036    4,600.00   6/1/2006
6633430068   Primary     PUD             360          359      80    5.625    5/1/2006  6/1/2006     4/1/2036    2,089.50   5/1/2006
6634533670   Investor    2-Family        360          360      70    6.125    6/1/2006  6/1/2006     5/1/2036    3,251.35   6/1/2006
6643829747   Primary     Condo           360          359      80    6.125    5/1/2006  5/1/2006     4/1/2036    4,915.48   5/1/2006
6644315795   Primary     SFR             360          360      80        6    6/1/2006  6/1/2006     5/1/2036    3,600.00   6/1/2006
6648208657   Primary     SFR             360          360      80    6.125    6/1/2006  6/1/2006     5/1/2036    2,327.50   6/1/2006
6648772686   Primary     PUD             360          360      80     6.25    6/1/2006  6/1/2006     5/1/2036    2,270.83   6/1/2006
6651421403   Primary     SFR             360          359      80      5.5    5/1/2006  6/1/2006     4/1/2036    2,475.00   5/1/2006
6652407849   Secondary   SFR             360          360      80        6    6/1/2006  6/1/2006     5/1/2036    2,300.00   6/1/2006
6654719332   Investor    PUD             360          358      80    6.375    4/1/2006  5/1/2006     3/1/2036      222.73   4/1/2006
6657057433   Primary     SFR             360          360      70    5.875    6/1/2006  6/1/2006     5/1/2036    3,427.08   6/1/2006
6659974346   Primary     PUD             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    2,981.36   6/1/2006
6661006749   Primary     SFR             360          359      80    5.375    5/1/2006  5/1/2006     4/1/2036    3,171.25   5/1/2006
6662593331   Secondary   SFR             360          360      80    6.375    6/1/2006  6/1/2006     5/1/2036    2,273.75   6/1/2006
6668499293   Primary     Condo           360          360   77.73    6.375    6/1/2006  6/1/2006     5/1/2036    5,989.16   6/1/2006
6673053945   Primary     SFR             360          352    63.3    5.875   10/1/2005  5/1/2006     9/1/2035    1,782.08   4/1/2006
6674819922   Primary     SFR             360          360   68.18     5.75    6/1/2006  6/1/2006     5/1/2036    3,593.75   6/1/2006
6675128257   Primary     SFR             360          360   51.11    5.875    6/1/2006  6/1/2006     5/1/2036    2,815.10   6/1/2006
6676159483   Primary     Condo           360          359      80      5.5    5/1/2006  5/1/2006     4/1/2036    3,247.76   5/1/2006
6676204255   Primary     PUD             360          360   47.07    5.625    6/1/2006  6/1/2006     5/1/2036    2,918.20   6/1/2006
6676358150   Secondary   SFR             360          359      80     6.25    5/1/2006  6/1/2006     4/1/2036    3,078.59   5/1/2006
6679710415   Primary     PUD             360          360      80     6.25    6/1/2006  6/1/2006     5/1/2036    2,687.50   6/1/2006
6679924057   Primary     SFR             360          360      70        6    6/1/2006  6/1/2006     5/1/2036    2,835.00   6/1/2006
6683844572   Primary     SFR             360          360      80    6.375    6/1/2006  6/1/2006     5/1/2036    2,975.00   6/1/2006
6684572461   Primary     PUD             360          359   68.42     6.25    5/1/2006  5/1/2006     4/1/2036    3,385.42   5/1/2006
6690018855   Primary     SFR             360          360      80    5.625    6/1/2006  6/1/2006     5/1/2036    3,509.21   6/1/2006
6694065563   Primary     SFR             360          359   66.67        6    5/1/2006  5/1/2006     4/1/2036    2,997.76   5/1/2006
6697406624   Secondary   PUD             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    2,663.33   6/1/2006
6698808299   Primary     SFR             360          360   72.12    6.125    6/1/2006  6/1/2006     5/1/2036    3,036.98   6/1/2006
6699298086   Secondary   PUD             360          360   78.95    6.125    6/1/2006  6/1/2006     5/1/2036    3,828.13   6/1/2006
6705229554   Primary     SFR             360          360      80    6.375    6/1/2006  6/1/2006     5/1/2036    2,486.25   6/1/2006
6706156723   Primary     SFR             360          359   79.38     6.75    5/1/2006  6/1/2006     4/1/2036    2,213.82   5/1/2006
6709202276   Primary     SFR             360          360   63.17     6.25    6/1/2006  6/1/2006     5/1/2036    2,385.42   6/1/2006
6709608910   Primary     PUD             360          359   79.98        6    5/1/2006  5/1/2006     4/1/2036    3,055.11   5/1/2006
6711841202   Primary     SFR             360          360   61.76     5.75    6/1/2006  6/1/2006     5/1/2036    2,515.63   6/1/2006
6713220298   Primary     SFR             360          360   53.13        6    6/1/2006  6/1/2006     5/1/2036    2,125.00   6/1/2006
6714755425   Primary     SFR             360          359      80    5.625    5/1/2006  6/1/2006     4/1/2036    3,000.00   5/1/2006
6715755945   Primary     PUD             360          360      55     6.25    6/1/2006  6/1/2006     5/1/2036    2,864.58   6/1/2006
6723737604   Primary     Condo           360          359    64.1        6    5/1/2006  6/1/2006     4/1/2036    5,000.00   5/1/2006
6723925399   Primary     PUD             360          360      80     4.75    6/1/2006  6/1/2006     5/1/2036    4,068.85   6/1/2006
6726918417   Primary     SFR             360          359   64.24    5.625    5/1/2006  5/1/2006     4/1/2036    2,526.56   5/1/2006
6730587257   Primary     SFR             360          360      80    6.125    6/1/2006  6/1/2006     5/1/2036    3,305.41   6/1/2006
6734177709   Secondary   Condo           360          359      80    5.625    5/1/2006  5/1/2006     4/1/2036    2,118.75   5/1/2006
6741759184   Primary     SFR             360          359      80    5.875    5/1/2006  5/1/2006     4/1/2036    3,549.23   5/1/2006
6743355064   Primary     SFR             360          359      80    6.875    5/1/2006  5/1/2006     4/1/2036    2,890.49   5/1/2006
6745662426   Primary     PUD             360          360      80        6    6/1/2006  6/1/2006     5/1/2036    2,376.94   6/1/2006
6747196878   Primary     Condo           360          359   70.46      6.5    5/1/2006  6/1/2006     4/1/2036    2,894.88   5/1/2006
6750157601   Primary     PUD             360          359   78.79      6.5    5/1/2006  6/1/2006     4/1/2036    3,239.17   5/1/2006
6751844959   Primary     Condo           360          359      80     6.25    5/1/2006  5/1/2006     4/1/2036    2,707.92   5/1/2006
6761436366   Primary     SFR             360          354      80    5.125   12/1/2005  5/1/2006    11/1/2035      584.25   4/1/2006
6764430549   Primary     SFR             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    3,838.33   6/1/2006
6766820473   Primary     Condo           360          359      80        6    5/1/2006  6/1/2006     4/1/2036    2,846.00   5/1/2006
6768962935   Secondary   SFR             360          359   63.09     5.75    5/1/2006  5/1/2006     4/1/2036    4,504.17   5/1/2006
6773206468   Primary     SFR             360          360   65.33      6.5    6/1/2006  6/1/2006     5/1/2036    2,654.17   6/1/2006
6773644015   Primary     Townhouse       360          356      80      5.5    2/1/2006  5/1/2006     1/1/2036    1,742.07   4/1/2006
6774672023   Primary     PUD             360          360   49.52     6.25    6/1/2006  6/1/2006     5/1/2036    2,708.33   6/1/2006
6776581263   Primary     PUD             360          359   62.98        6    5/1/2006  5/1/2006     4/1/2036    3,306.27   5/1/2006
6778026705   Secondary   SFR             360          360   51.69        6    6/1/2006  6/1/2006     5/1/2036    4,781.25   6/1/2006
6778490927   Primary     PUD             360          360      80     6.25    6/1/2006  6/1/2006     5/1/2036    2,759.02   6/1/2006
6780114028   Primary     PUD             360          360   71.04     6.25    6/1/2006  6/1/2006     5/1/2036    2,479.17   6/1/2006
6782668286   Primary     SFR             360          360      80    6.625    6/1/2006  6/1/2006     5/1/2036    2,384.99   6/1/2006
6788577341   Secondary   Condo           360          359      75     6.25    5/1/2006  6/1/2006     4/1/2036    4,394.53   5/1/2006
6789096366   Primary     SFR             360          360      75      6.5    6/1/2006  6/1/2006     5/1/2036    6,093.75   6/1/2006
6789784151   Primary     SFR             360          359   78.72     6.25    5/1/2006  5/1/2006     4/1/2036    2,726.56   5/1/2006
6789898035   Primary     SFR             360          359      45        6    5/1/2006  5/1/2006     4/1/2036    3,150.00   5/1/2006
6791601146   Primary     Condo           360          359   65.57     6.25    5/1/2006  5/1/2006     4/1/2036    2,813.83   5/1/2006
6792565712   Primary     SFR             360          360      80    5.125    6/1/2006  6/1/2006     5/1/2036    2,700.66   6/1/2006
6792782861   Primary     SFR             360          360      80        6    6/1/2006  6/1/2006     5/1/2036    2,344.00   6/1/2006
6794515657   Primary     PUD             360          360    34.5    6.125    6/1/2006  6/1/2006     5/1/2036    2,394.88   6/1/2006
6797995633   Primary     SFR             360          355    46.2     5.75    1/1/2006  6/1/2006    12/1/2035    1,005.68   5/1/2006
6804015946   Primary     SFR             360          360      80     6.25    6/1/2006  6/1/2006     5/1/2036    2,708.33   6/1/2006
6806526940   Primary     PUD             360          354   79.98     5.25   12/1/2005  5/1/2006    11/1/2035    1,417.15   4/1/2006
6809859173   Primary     SFR             360          356      80     5.75    2/1/2006  6/1/2006     1/1/2036    1,207.38   5/1/2006
6810648763   Primary     SFR             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    2,271.67   6/1/2006
6811107553   Primary     SFR             360          360   54.12    6.375    6/1/2006  6/1/2006     5/1/2036    2,869.81   6/1/2006
6812524186   Primary     SFR             360          359      80    6.375    5/1/2006  5/1/2006     4/1/2036    3,967.82   5/1/2006
6812954045   Secondary   PUD             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    4,885.47   6/1/2006
6814759285   Primary     Townhouse       360          356      80     6.25    2/1/2006  5/1/2006     1/1/2036      762.25   4/1/2006
6817207365   Primary     SFR             360          359      70    5.375    5/1/2006  5/1/2006     4/1/2036    2,241.82   5/1/2006
6820693924   Primary     SFR             360          360      80    6.375    6/1/2006  6/1/2006     5/1/2036    3,608.25   6/1/2006
6821799746   Primary     PUD             360          359   77.11     6.25    5/1/2006  5/1/2006     4/1/2036    3,333.33   5/1/2006
6822500770   Primary     SFR             360          360   59.88        5    6/1/2006  6/1/2006     5/1/2036    4,166.67   6/1/2006
6825228239   Primary     SFR             360          360   53.73    5.875    6/1/2006  6/1/2006     5/1/2036    2,183.54   6/1/2006
6829241097   Primary     Condo           360          359   57.64    5.875    5/1/2006  5/1/2006     4/1/2036    4,330.36   5/1/2006
6831814980   Primary     SFR             360          360   79.99    6.375    6/1/2006  6/1/2006     5/1/2036    2,713.36   6/1/2006
6833126615   Primary     Condo           360          360   73.78    6.125    6/1/2006  6/1/2006     5/1/2036    2,786.88   6/1/2006
6833770974   Primary     SFR             360          360      80      5.5    6/1/2006  6/1/2006     5/1/2036    3,974.53   6/1/2006
6836731791   Primary     Townhouse       360          354      80    5.625   12/1/2005  5/1/2006    11/1/2035      581.25   4/1/2006
6837270849   Primary     Condo           360          360      80        6    6/1/2006  6/1/2006     5/1/2036    2,440.00   6/1/2006
6838918891   Secondary   PUD             360          360      80    6.375    6/1/2006  6/1/2006     5/1/2036    2,301.63   6/1/2006
6839367684   Primary     SFR             360          360      80    5.625    6/1/2006  6/1/2006     5/1/2036    3,108.55   6/1/2006
6852486759   Primary     SFR             360          360   60.83     6.25    6/1/2006  6/1/2006     5/1/2036    2,281.25   6/1/2006
6853193354   Primary     SFR             360          355   23.85    5.875    1/1/2006  6/1/2006    12/1/2035    1,517.71   5/1/2006
6854517924   Secondary   Condo           360          359      52    6.125    5/1/2006  5/1/2006     4/1/2036    3,317.71   5/1/2006
6856562357   Primary     Condo           360          359      70    6.375    5/1/2006  5/1/2006     4/1/2036    3,718.75   5/1/2006
6861711486   Primary     SFR             360          360      80     5.75    6/1/2006  6/1/2006     5/1/2036    2,932.50   6/1/2006
6862586259   Primary     SFR             360          360    59.6    6.625    6/1/2006  6/1/2006     5/1/2036    3,290.42   6/1/2006
6866940874   Secondary   Condo           360          360   52.63     6.75    6/1/2006  6/1/2006     5/1/2036    2,812.50   6/1/2006
6867135078   Primary     PUD             360          359      80      6.5    5/1/2006  5/1/2006     4/1/2036    3,883.43   5/1/2006
6870197099   Primary     PUD             360          359      80    6.125    5/1/2006  6/1/2006     4/1/2036    3,524.15   5/1/2006
6870808349   Primary     SFR             360          360      80      6.5    6/1/2006  6/1/2006     5/1/2036    3,726.67   6/1/2006
6875123348   Secondary   PUD             360          359   76.57     5.25    5/1/2006  5/1/2006     4/1/2036    2,187.45   5/1/2006
6875424068   Primary     SFR             360          359   79.69      6.5    5/1/2006  6/1/2006     4/1/2036    2,762.50   5/1/2006
6876227387   Primary     PUD             360          359      80    5.875    5/1/2006  5/1/2006     4/1/2036    2,154.17   5/1/2006
6877542370   Primary     SFR             360          359      80    6.375    5/1/2006  6/1/2006     4/1/2036    3,123.75   5/1/2006
6877651916   Primary     PUD             360          359      80        6    5/1/2006  5/1/2006     4/1/2036    3,220.00   5/1/2006
6884861409   Primary     SFR             360          359   68.53     5.25    5/1/2006  5/1/2006     4/1/2036    2,705.80   5/1/2006
6889382047   Primary     SFR             360          359   65.22    5.625    5/1/2006  5/1/2006     4/1/2036    8,634.85   5/1/2006
6889664584   Primary     SFR             360          360      80        6    6/1/2006  6/1/2006     5/1/2036    2,964.18   6/1/2006
6889743818   Primary     Condo           360          359   79.66        6    5/1/2006  6/1/2006     4/1/2036    2,350.00   5/1/2006
6897701279   Primary     PUD             360          360   71.88    6.375    6/1/2006  6/1/2006     5/1/2036    2,295.00   6/1/2006
6898280265   Primary     SFR             360          360   56.82    6.875    6/1/2006  6/1/2006     5/1/2036    3,580.73   6/1/2006
6898602518   Primary     Condo           360          360      80     6.25    6/1/2006  6/1/2006     5/1/2036    2,795.57   6/1/2006
6899373713   Primary     SFR             360          360   72.03      6.5    6/1/2006  6/1/2006     5/1/2036    2,789.58   6/1/2006
6903209549   Secondary   Condo           360          360      75    6.625    6/1/2006  6/1/2006     5/1/2036    3,169.54   6/1/2006
6903990668   Primary     PUD             360          360   60.87     6.25    6/1/2006  6/1/2006     5/1/2036    2,916.67   6/1/2006
6904901508   Primary     PUD             360          359      80     5.75    5/1/2006  5/1/2006     4/1/2036    4,662.99   5/1/2006
6905569353   Secondary   SFR             360          354      80      4.5   12/1/2005  5/1/2006    11/1/2035    1,356.00   4/1/2006
6906293714   Primary     SFR             360          359   60.93    5.875    5/1/2006  5/1/2006     4/1/2036    3,099.66   5/1/2006
6906876625   Primary     Condo           360          359      80    6.375    5/1/2006  6/1/2006     4/1/2036    5,614.83   5/1/2006
6908318097   Primary     PUD             360          359   76.47     5.75    5/1/2006  5/1/2006     4/1/2036    3,114.10   5/1/2006
6908977637   Primary     SFR             360          359      80    5.875    5/1/2006  6/1/2006     4/1/2036    2,232.50   5/1/2006
6913035520   Primary     SFR             360          359   67.74        6    5/1/2006  5/1/2006     4/1/2036    3,895.00   5/1/2006
6913902935   Primary     PUD             360          360   46.67     6.25    6/1/2006  6/1/2006     5/1/2036    3,062.50   6/1/2006
6914382848   Primary     SFR             360          359      80     5.25    5/1/2006  6/1/2006     4/1/2036    3,180.70   5/1/2006
6914738247   Primary     Condo           360          360    79.6    6.375    6/1/2006  6/1/2006     5/1/2036    4,916.10   6/1/2006
6914886251   Primary     SFR             360          359      80     5.75    5/1/2006  6/1/2006     4/1/2036    3,047.33   5/1/2006
6917040682   Primary     SFR             360          360    62.8    6.375    6/1/2006  6/1/2006     5/1/2036    2,619.06   6/1/2006
6919061074   Primary     Condo           360          359   47.83        6    5/1/2006  5/1/2006     4/1/2036    2,750.00   5/1/2006
6921895345   Primary     SFR             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    5,039.91   6/1/2006
6922179020   Primary     SFR             360          360    77.7     6.25    6/1/2006  6/1/2006     5/1/2036    3,588.10   6/1/2006
6925236264   Primary     SFR             360          360   70.65     5.75    6/1/2006  6/1/2006     5/1/2036    3,114.58   6/1/2006
6928855789   Primary     SFR             360          359      80    5.375    5/1/2006  5/1/2006     4/1/2036    4,116.91   5/1/2006
6937203245   Primary     SFR             360          355      80    5.875    1/1/2006  5/1/2006    12/1/2035    2,036.67   4/1/2006
6944623773   Primary     SFR             360          359   65.27        6    5/1/2006  5/1/2006     4/1/2036    2,970.00   5/1/2006
6946629265   Primary     PUD             360          360   78.02      6.5    6/1/2006  6/1/2006     5/1/2036    2,598.92   6/1/2006
6951017414   Primary     PUD             360          360      80     5.75    6/1/2006  6/1/2006     5/1/2036    4,324.00   6/1/2006
6956982760   Primary     PUD             360          359   63.01    5.625    5/1/2006  5/1/2006     4/1/2036    2,531.25   5/1/2006
6958939891   Secondary   Condo           360          356      80     6.25    2/1/2006  5/1/2006     1/1/2036    1,479.17   4/1/2006
6960073937   Primary     SFR             360          359      80        6    5/1/2006  5/1/2006     4/1/2036    2,580.00   5/1/2006
6967157709   Primary     SFR             360          360      80     5.75    6/1/2006  6/1/2006     5/1/2036    2,204.17   6/1/2006
6971879967   Primary     SFR             360          360      80     5.75    6/1/2006  6/1/2006     5/1/2036    2,567.95   6/1/2006
6972243197   Primary     SFR             360          360   31.58     6.25    6/1/2006  6/1/2006     5/1/2036    3,694.31   6/1/2006
6973887075   Primary     SFR             360          360   66.12        6    6/1/2006  6/1/2006     5/1/2036    2,800.00   6/1/2006
6974395045   Primary     PUD             360          359      80        6    5/1/2006  5/1/2006     4/1/2036    3,000.00   5/1/2006
6979825111   Primary     SFR             360          359      80      6.5    5/1/2006  5/1/2006     4/1/2036    3,120.00   5/1/2006
6989626970   Primary     SFR             360          359      80        6    5/1/2006  5/1/2006     4/1/2036    2,220.00   5/1/2006
6994057229   Primary     PUD             360          360      70    6.125    6/1/2006  6/1/2006     5/1/2036    4,823.44   6/1/2006
6491372899   Primary     SFR             360          358   75.52    6.125    4/1/2006  5/1/2006     3/1/2036    2,624.88   4/1/2006
6005605461   Primary     SFR             360          360      80    5.875    6/1/2006  6/1/2006     5/1/2036    3,760.00   6/1/2006
6014629676   Primary     PUD             360          360      80     6.75    6/1/2006  6/1/2006     5/1/2036    2,834.55   6/1/2006
6032169572   Primary     SFR             360          360      80    5.625    6/1/2006  6/1/2006     5/1/2036    2,681.25   6/1/2006
6036971197   Primary     SFR             360          360      75    6.625    6/1/2006  6/1/2006     5/1/2036    2,834.26   6/1/2006
6047847196   Primary     SFR             360          359      80     6.25    5/1/2006  5/1/2006     4/1/2036    2,291.67   5/1/2006
6050976320   Investor    Condo           360          359      70     6.25    5/1/2006  5/1/2006     4/1/2036    4,897.24   5/1/2006
6072351171   Primary     SFR             360          360      80    6.625    6/1/2006  6/1/2006     5/1/2036    3,202.02   6/1/2006
6103846033   Primary     SFR             360          360      80     6.25    6/1/2006  6/1/2006     5/1/2036    2,458.33   6/1/2006
6109360948   Primary     SFR             360          360      80        6    6/1/2006  6/1/2006     5/1/2036    3,021.26   6/1/2006
6171394197   Primary     SFR             360          359   70.16    6.625    5/1/2006  5/1/2006     4/1/2036    2,420.89   5/1/2006
6173214419   Primary     SFR             360          359      75     6.25    5/1/2006  5/1/2006     4/1/2036    2,816.41   5/1/2006
6188745530   Primary     PUD             360          360   67.78      6.5    6/1/2006  6/1/2006     5/1/2036    3,962.98   6/1/2006
6213471292   Primary     SFR             360          360      80    6.375    6/1/2006  6/1/2006     5/1/2036    2,358.75   6/1/2006
6215158087   Primary     Condo           360          359      80      6.5    5/1/2006  5/1/2006     4/1/2036    2,578.33   5/1/2006
6217280384   Primary     SFR             360          360   60.87        7    6/1/2006  6/1/2006     5/1/2036    8,166.67   6/1/2006
6232555836   Primary     SFR             360          359      80    6.375    5/1/2006  6/1/2006     4/1/2036    2,507.50   5/1/2006
6242171640   Primary     SFR             360          360      80     6.25    6/1/2006  6/1/2006     5/1/2036    2,500.00   6/1/2006
6251853963   Primary     SFR             360          360      80     6.25    6/1/2006  6/1/2006     5/1/2036    2,450.00   6/1/2006
6289825421   Primary     SFR             360          359      80      6.5    5/1/2006  5/1/2006     4/1/2036    2,577.90   5/1/2006
6291552476   Primary     SFR             360          359   79.86     5.75    5/1/2006  5/1/2006     4/1/2036    4,791.67   5/1/2006
6299173580   Primary     PUD             360          359      80        6    5/1/2006  5/1/2006     4/1/2036    2,748.04   5/1/2006
6313892348   Primary     PUD             360          360      80      6.5    6/1/2006  6/1/2006     5/1/2036    2,383.33   6/1/2006
6324481131   Primary     PUD             360          359   67.37    5.875    5/1/2006  6/1/2006     4/1/2036    3,294.87   5/1/2006
6325421169   Primary     SFR             360          359      80     5.25    5/1/2006  5/1/2006     4/1/2036    2,799.65   5/1/2006
6329204181   Primary     SFR             360          360   79.37    6.625    6/1/2006  6/1/2006     5/1/2036    2,760.42   6/1/2006
6363478543   Primary     PUD             360          359   79.43    6.625    5/1/2006  5/1/2006     4/1/2036    3,201.56   5/1/2006
6365172938   Primary     SFR             360          359      80    5.375    5/1/2006  6/1/2006     4/1/2036    2,146.17   5/1/2006
6391602304   Primary     PUD             360          359   79.87     6.25    5/1/2006  5/1/2006     4/1/2036    2,541.67   5/1/2006
6395323964   Primary     Condo           360          360      80    6.375    6/1/2006  6/1/2006     5/1/2036    5,312.50   6/1/2006
6397627420   Secondary   Condo           360          359      80        7    5/1/2006  5/1/2006     4/1/2036   18,761.54   5/1/2006
6421605996   Primary     PUD             360          359   79.95     6.25    5/1/2006  5/1/2006     4/1/2036    2,304.17   5/1/2006
6446065630   Primary     SFR             360          359      70    6.875    5/1/2006  5/1/2006     4/1/2036    3,088.02   5/1/2006
6463379948   Primary     PUD             360          359      80    6.125    5/1/2006  5/1/2006     4/1/2036    2,388.75   5/1/2006
6468148363   Secondary   SFR             360          359      80    6.375    5/1/2006  5/1/2006     4/1/2036    1,735.45   5/1/2006
6489060944   Primary     SFR             360          359   74.97    6.375    5/1/2006  5/1/2006     4/1/2036    3,086.56   5/1/2006
6490973846   Secondary   PUD             360          360   60.61    6.125    6/1/2006  6/1/2006     5/1/2036    5,104.17   6/1/2006
6519076381   Primary     SFR             360          359   63.95      6.5    5/1/2006  5/1/2006     4/1/2036    5,056.55   5/1/2006
6534957250   Primary     PUD             360          359      80     6.75    5/1/2006  5/1/2006     4/1/2036    3,787.82   5/1/2006
6536625905   Primary     SFR             360          359      80     5.75    5/1/2006  5/1/2006     4/1/2036    4,187.92   5/1/2006
6562130374   Primary     SFR             360          359      80      6.5    5/1/2006  5/1/2006     4/1/2036    2,426.67   5/1/2006
6578610393   Primary     SFR             360          359   68.42    6.625    5/1/2006  5/1/2006     4/1/2036    2,625.16   5/1/2006
6583709990   Primary     PUD             360          359   68.97    5.875    5/1/2006  6/1/2006     4/1/2036    4,895.83   5/1/2006
6624708506   Secondary   SFR             360          360   63.16    6.375    6/1/2006  6/1/2006     5/1/2036    2,231.25   6/1/2006
6633933897   Primary     SFR             360          359   63.73     6.25    5/1/2006  5/1/2006     4/1/2036    3,201.73   5/1/2006
6636425297   Primary     SFR             360          359      80    6.375    5/1/2006  5/1/2006     4/1/2036    2,953.75   5/1/2006
6642149816   Primary     SFR             360          359   79.95    6.875    5/1/2006  6/1/2006     4/1/2036    2,672.08   5/1/2006
6652294791   Primary     SFR             360          360      90        6    6/1/2006  6/1/2006     5/1/2036    3,394.06   6/1/2006
6661408432   Primary     SFR             360          360      80        6    6/1/2006  6/1/2006     5/1/2036    3,200.00   6/1/2006
6669483262   Secondary   Condo           360          359      80      6.5    5/1/2006  5/1/2006     4/1/2036    3,328.00   5/1/2006
6671150008   Primary     SFR             360          360      80    6.375    6/1/2006  6/1/2006     5/1/2036    2,779.71   6/1/2006
6671580196   Primary     SFR             360          360      80     6.25    6/1/2006  6/1/2006     5/1/2036    2,920.83   6/1/2006
6675677055   Primary     SFR             360          359      80     5.75    5/1/2006  5/1/2006     4/1/2036    3,104.61   5/1/2006
6679988201   Primary     SFR             360          359    68.5    6.875    5/1/2006  6/1/2006     4/1/2036    2,609.64   5/1/2006
6693585439   Primary     Condo           360          360   78.95     5.75    6/1/2006  6/1/2006     5/1/2036    2,875.00   6/1/2006
6693593805   Primary     PUD             360          360      75    6.375    6/1/2006  6/1/2006     5/1/2036    2,589.84   6/1/2006
6711812054   Primary     SFR             360          360      80    6.875    6/1/2006  6/1/2006     5/1/2036    2,811.66   6/1/2006
6728183663   Primary     SFR             360          359      80    5.625    5/1/2006  5/1/2006     4/1/2036    2,906.25   5/1/2006
6731945769   Primary     PUD             360          360   61.67        7    6/1/2006  6/1/2006     5/1/2036    4,923.24   6/1/2006
6734347286   Primary     SFR             360          360      80        6    6/1/2006  6/1/2006     5/1/2036    2,460.00   6/1/2006
6735788355   Primary     Condo           360          360      75     6.25    6/1/2006  6/1/2006     5/1/2036    3,117.07   6/1/2006
6742991067   Primary     SFR             360          360      80     6.25    6/1/2006  6/1/2006     5/1/2036    2,270.83   6/1/2006
6775898932   Primary     SFR             360          359   60.93    5.875    5/1/2006  5/1/2006     4/1/2036    2,252.08   5/1/2006
6780695935   Primary     SFR             360          360      80    6.375    6/1/2006  6/1/2006     5/1/2036    3,060.00   6/1/2006
6790297417   Primary     PUD             360          360      75     6.75    6/1/2006  6/1/2006     5/1/2036    2,858.20   6/1/2006
6794435831   Primary     PUD             360          360      80     5.75    6/1/2006  6/1/2006     5/1/2036    2,338.33   6/1/2006
6804417225   Primary     PUD             360          360   21.31      7.5    6/1/2006  6/1/2006     5/1/2036   10,656.25   6/1/2006
6806287964   Primary     SFR             360          359      80    6.125    5/1/2006  5/1/2006     4/1/2036    2,654.17   5/1/2006
6808595133   Primary     SFR             360          359   76.92     6.75    5/1/2006  6/1/2006     4/1/2036    2,812.46   5/1/2006
6817139162   Investor    Condo           360          359      70     6.25    5/1/2006  5/1/2006     4/1/2036    2,480.93   5/1/2006
6819050235   Primary     SFR             360          359      80    6.375    5/1/2006  5/1/2006     4/1/2036    3,400.00   5/1/2006
6843222396   Primary     PUD             360          360      80    7.375    6/1/2006  6/1/2006     5/1/2036   15,471.13   6/1/2006
6851756533   Primary     SFR             360          360      70    6.375    6/1/2006  6/1/2006     5/1/2036    3,160.94   6/1/2006
6864995862   Primary     SFR             360          360      80      6.5    6/1/2006  6/1/2006     5/1/2036    2,513.33   6/1/2006
6886149639   Primary     Condo           360          359      80    5.875    5/1/2006  5/1/2006     4/1/2036    2,545.83   5/1/2006
6888454441   Primary     PUD             360          360   69.92     5.75    6/1/2006  6/1/2006     5/1/2036    2,914.77   6/1/2006
6888546725   Secondary   SFR             360          360      80      6.5    6/1/2006  6/1/2006     5/1/2036    4,225.00   6/1/2006
6908333096   Primary     SFR             360          359      75     6.75    5/1/2006  5/1/2006     4/1/2036    5,252.34   5/1/2006
6912207237   Primary     SFR             360          359      75    6.375    5/1/2006  5/1/2006     4/1/2036    2,888.67   5/1/2006
6912913248   Primary     SFR             360          360      80     6.25    6/1/2006  6/1/2006     5/1/2036    2,916.67   6/1/2006
6920597363   Primary     SFR             360          359      80    5.875    5/1/2006  6/1/2006     4/1/2036    2,467.50   5/1/2006
6952429964   Primary     PUD             360          359      80    6.875    5/1/2006  6/1/2006     4/1/2036    2,921.83   5/1/2006
6976135191   Primary     SFR             360          360      80     6.25    6/1/2006  6/1/2006     5/1/2036    2,500.00   6/1/2006
6986253687   Primary     SFR             360          359   62.45    6.625    5/1/2006  5/1/2006     4/1/2036    3,195.16   5/1/2006
6991647709   Secondary   Condo           360          359      80     6.25    5/1/2006  5/1/2006     4/1/2036    2,906.19   5/1/2006
6996534027   Primary     PUD             360          359      80        6    5/1/2006  5/1/2006     4/1/2036    1,528.00   5/1/2006
6037942742   Primary     SFR             360          359   68.97    6.125    5/1/2006  5/1/2006     4/1/2036    2,552.08   5/1/2006
6043238127   Secondary   SFR             360          358      90      6.5    4/1/2006  5/1/2006     3/1/2036    1,251.50   4/1/2006
6047772550   Secondary   PUD             360          358      90    6.625    4/1/2006  5/1/2006     3/1/2036    1,037.31   4/1/2006
6055200585   Investor    SFR             360          358      75      5.5    4/1/2006  5/1/2006     3/1/2036    1,787.50   4/1/2006
6057100171   Primary     SFR             360          355   79.78        6    1/1/2006  5/1/2006    12/1/2035    5,345.00   4/1/2006
6069644794   Primary     Condo           360          359      80    6.375    5/1/2006  5/1/2006     4/1/2036    2,507.50   5/1/2006
6070046658   Primary     SFR             360          358      80      5.5    4/1/2006  6/1/2006     3/1/2036       654.1   5/1/2006
6085214333   Primary     PUD             360          358   33.85    5.125    4/1/2006  5/1/2006     3/1/2036    1,879.17   4/1/2006
6087295744   Investor    PUD             360          359   64.24        6    5/1/2006  6/1/2006     4/1/2036    2,695.00   5/1/2006
6095465370   Primary     PUD             360          359   54.17     5.75    5/1/2006  5/1/2006     4/1/2036    6,229.17   5/1/2006
6099092659   Primary     SFR             360          358      75     6.25    4/1/2006  5/1/2006     3/1/2036    2,539.06   4/1/2006
6107211200   Primary     SFR             360          356   76.92    5.875    2/1/2006  5/1/2006     1/1/2036    7,343.75   4/1/2006
6124222321   Secondary   Condo           360          359      80    6.375    5/1/2006  6/1/2006     4/1/2036       892.5   5/1/2006
6129941503   Primary     SFR             360          351      50      5.5    9/1/2005  5/1/2006     8/1/2035    1,561.42   4/1/2006
6130195040   Primary     PUD             360          359      80    6.125    5/1/2006  6/1/2006     4/1/2036    2,226.85   5/1/2006
6151651343   Primary     SFR             360          357      75      6.5    3/1/2006  6/1/2006     2/1/2036    4,029.44   5/1/2006
6154434762   Secondary   PUD             360          358      80    6.625    4/1/2006  5/1/2006     3/1/2036      820.79   4/1/2006
6159009809   Primary     PUD             360          359   64.57    6.625    5/1/2006  5/1/2006     4/1/2036    3,617.76   5/1/2006
6159302196   Primary     SFR             360          359      80      6.5    5/1/2006  5/1/2006     4/1/2036    1,163.01   5/1/2006
6163421156   Primary     SFR             360          358      80    5.625    4/1/2006  5/1/2006     3/1/2036    2,568.75   4/1/2006
6166411972   Investor    2-Family        360          358      80     7.25    4/1/2006  5/1/2006     3/1/2036    1,582.65   4/1/2006
6167804415   Primary     SFR             360          358      80        6    4/1/2006  6/1/2006     3/1/2036    1,726.71   5/1/2006
6174302049   Primary     SFR             360          359      80    6.625    5/1/2006  5/1/2006     4/1/2036    6,018.93   5/1/2006
6174984457   Primary     SFR             360          359      90      6.5    5/1/2006  5/1/2006     4/1/2036    1,268.57   5/1/2006
6176561410   Primary     SFR             360          358      80     5.75    4/1/2006  5/1/2006     3/1/2036    3,034.58   4/1/2006
6176742408   Primary     PUD             360          358      80      5.5    4/1/2006  6/1/2006     3/1/2036    1,111.10   5/1/2006
6180606839   Primary     SFR             360          359   74.85    6.875    5/1/2006  5/1/2006     4/1/2036    3,245.23   5/1/2006
6198951920   Primary     SFR             360          350      80     5.75    8/1/2005  5/1/2006     7/1/2035    1,629.34   4/1/2006
6236711864   Primary     PUD             360          359      80      6.5    5/1/2006  5/1/2006     4/1/2036    3,011.67   5/1/2006
6256733335   Primary     Condo           360          359      80    6.625    5/1/2006  5/1/2006     4/1/2036    2,380.58   5/1/2006
6273735594   Primary     Condo           360          357   51.63    6.375    3/1/2006  5/1/2006     2/1/2036    3,119.35   4/1/2006
6275087804   Primary     2-Family        360          359      80    6.625    5/1/2006  5/1/2006     4/1/2036   13,647.50   5/1/2006
6280822070   Primary     Condo           360          359      80    6.375    5/1/2006  5/1/2006     4/1/2036    4,207.50   5/1/2006
6283636709   Primary     PUD             360          358      80    6.375    4/1/2006  5/1/2006     3/1/2036    3,565.75   4/1/2006
6288617928   Secondary   Condo           360          358      80     7.25    4/1/2006  5/1/2006     3/1/2036   14,025.55   4/1/2006
6290350013   Investor    SFR             360          359      80    7.625    5/1/2006  5/1/2006     4/1/2036      447.33   5/1/2006
6293599038   Primary     Condo           360          359      95     5.75    5/1/2006  5/1/2006     4/1/2036    1,406.50   5/1/2006
6306569416   Primary     SFR             360          358   63.92    5.875    4/1/2006  5/1/2006     3/1/2036   13,708.33   4/1/2006
6313861137   Primary     SFR             360          358      80      6.5    4/1/2006  6/1/2006     3/1/2036    3,079.44   5/1/2006
6321265305   Primary     Condo           360          358      75    6.125    4/1/2006  6/1/2006     3/1/2036    2,931.96   5/1/2006
6328383440   Primary     SFR             360          356      80    6.625    2/1/2006  5/1/2006     1/1/2036    1,540.93   4/1/2006
6343372972   Primary     SFR             360          359      75    5.875    5/1/2006  5/1/2006     4/1/2036    2,496.87   5/1/2006
6365611331   Primary     Condo           360          358      80      6.5    4/1/2006  6/1/2006     3/1/2036    2,383.33   5/1/2006
6369208290   Primary     Condo           360          359      80    6.625    5/1/2006  5/1/2006     4/1/2036    2,738.33   5/1/2006
6380416021   Primary     Condo           360          358   57.53    6.375    4/1/2006  5/1/2006     3/1/2036    2,628.63   4/1/2006
6388521335   Primary     PUD             360          358   54.55    6.125    4/1/2006  5/1/2006     3/1/2036    2,603.13   4/1/2006
6411833798   Primary     SFR             360          359   28.57    6.125    5/1/2006  6/1/2006     4/1/2036      911.42   5/1/2006
6414650751   Primary     SFR             360          359      50    5.625    5/1/2006  5/1/2006     4/1/2036    4,687.50   5/1/2006
6415319687   Primary     SFR             360          359      75    6.625    5/1/2006  6/1/2006     4/1/2036   16,562.50   5/1/2006
6422210945   Primary     SFR             360          359      80    5.875    5/1/2006  5/1/2006     4/1/2036    2,718.17   5/1/2006
6426301377   Primary     Condo           360          359      80     5.75    5/1/2006  5/1/2006     4/1/2036    2,356.73   5/1/2006
6450097065   Primary     2-Family        360          359   79.84    6.125    5/1/2006  5/1/2006     4/1/2036    3,007.68   5/1/2006
6473483029   Primary     Condo           360          359      80    5.375    5/1/2006  5/1/2006     4/1/2036    1,164.23   5/1/2006
6475698392   Primary     PUD             360          358      80    6.375    4/1/2006  5/1/2006     3/1/2036    2,401.25   4/1/2006
6487991629   Primary     SFR             360          359      80    6.125    5/1/2006  5/1/2006     4/1/2036    2,429.58   5/1/2006
6511165398   Primary     SFR             360          359      44    6.875    5/1/2006  5/1/2006     4/1/2036    5,671.88   5/1/2006
6512951473   Primary     SFR             360          359      80    6.125    5/1/2006  5/1/2006     4/1/2036    3,888.71   5/1/2006
6515533070   Secondary   PUD             360          359      80      6.5    5/1/2006  5/1/2006     4/1/2036    3,033.38   5/1/2006
6522318044   Primary     Condo           360          358   72.71    6.375    4/1/2006  5/1/2006     3/1/2036    2,279.06   4/1/2006
6522847133   Primary     SFR             360          358      80     6.75    4/1/2006  5/1/2006     3/1/2036      684.92   4/1/2006
6529297985   Primary     SFR             360          359    67.5     6.25    5/1/2006  6/1/2006     4/1/2036    4,156.10   5/1/2006
6536284570   Secondary   SFR             360          358   59.31      6.5    4/1/2006  5/1/2006     3/1/2036    3,280.44   4/1/2006
6538482263   Primary     3-Family        360          357   68.29    6.375    3/1/2006  5/1/2006     2/1/2036    8,734.18   4/1/2006
6539733425   Primary     Condo           360          359    64.1      6.5    5/1/2006  5/1/2006     4/1/2036    1,422.16   5/1/2006
6539773264   Primary     SFR             360          359      80    5.375    5/1/2006  6/1/2006     4/1/2036    2,382.92   5/1/2006
6544360008   Primary     Condo           360          359      80    5.625    5/1/2006  5/1/2006     4/1/2036      842.77   5/1/2006
6568609801   Primary     SFR             360          343      80    5.125    1/1/2005  5/1/2006    12/1/2034      561.92   4/1/2006
6579699726   Primary     PUD             360          359      90    6.625    5/1/2006  5/1/2006     4/1/2036    1,239.01   5/1/2006
6588615531   Investor    PUD             360          358      80    7.625    4/1/2006  6/1/2006     3/1/2036    1,695.60   5/1/2006
6601334078   Primary     PUD             360          358      80        6    4/1/2006  5/1/2006     3/1/2036    2,264.00   4/1/2006
6604308046   Primary     SFR             360          358      75        7    4/1/2006  5/1/2006     3/1/2036    3,609.37   4/1/2006
6609391450   Primary     SFR             360          359      70      6.5    5/1/2006  5/1/2006     4/1/2036    6,445.83   5/1/2006
6610728674   Primary     PUD             360          359   64.68     6.25    5/1/2006  5/1/2006     4/1/2036    2,375.00   5/1/2006
6621436655   Secondary   SFR             360          358      80      6.5    4/1/2006  5/1/2006     3/1/2036   13,000.00   4/1/2006
6633119091   Primary     SFR             360          359      80      6.5    5/1/2006  5/1/2006     4/1/2036    2,383.33   5/1/2006
6635666065   Primary     PUD             360          359      80    5.875    5/1/2006  6/1/2006     4/1/2036    1,938.75   5/1/2006
6646895687   Primary     SFR             360          359      80        7    5/1/2006  5/1/2006     4/1/2036    2,636.67   5/1/2006
6663011952   Investor    SFR             360          358      80      6.5    4/1/2006  6/1/2006     3/1/2036    3,792.41   5/1/2006
6664502603   Primary     PUD             360          344   77.78    5.875    2/1/2005  5/1/2006     1/1/2035    1,656.31   4/1/2006
6678784866   Primary     Condo           360          358      80    6.875    4/1/2006  6/1/2006     3/1/2036    3,416.03   5/1/2006
6682239766   Primary     SFR             360          358   75.76    6.375    4/1/2006  5/1/2006     3/1/2036    9,296.88   4/1/2006
6682620817   Primary     SFR             360          359      80    6.125    5/1/2006  5/1/2006     4/1/2036    5,022.50   5/1/2006
6690191850   Secondary   SFR             360          359      80    5.875    5/1/2006  5/1/2006     4/1/2036    1,041.83   5/1/2006
6715148315   Secondary   Condo           360          358      80    5.125    4/1/2006  6/1/2006     3/1/2036    1,862.08   5/1/2006
6724953887   Primary     PUD             360          358      80     5.75    4/1/2006  5/1/2006     3/1/2036    2,201.36   4/1/2006
6737564101   Primary     PUD             360          358      75    6.625    4/1/2006  5/1/2006     3/1/2036    6,625.00   4/1/2006
6764313042   Secondary   SFR             360          358      80     6.25    4/1/2006  5/1/2006     3/1/2036    2,708.33   4/1/2006
6767281527   Primary     SFR             360          359      75     6.75    5/1/2006  5/1/2006     4/1/2036    4,134.82   5/1/2006
6770484027   Primary     SFR             360          358      80        6    4/1/2006  5/1/2006     3/1/2036    2,150.00   4/1/2006
6772124365   Primary     SFR             360          359   57.66     6.75    5/1/2006  5/1/2006     4/1/2036    2,497.50   5/1/2006
6781407124   Primary     PUD             360          358      80     5.75    4/1/2006  5/1/2006     3/1/2036    2,606.04   4/1/2006
6786815982   Primary     SFR             360          359      75     5.75    5/1/2006  5/1/2006     4/1/2036    4,037.60   5/1/2006
6789892863   Secondary   Condo           360          359      80    6.375    5/1/2006  5/1/2006     4/1/2036    1,821.02   5/1/2006
6797303911   Primary     SFR             360          358      80      6.5    4/1/2006  5/1/2006     3/1/2036    3,666.00   4/1/2006
6801474674   Primary     Condo           360          359   78.25    6.625    5/1/2006  5/1/2006     4/1/2036    2,760.42   5/1/2006
6834405299   Primary     SFR             360          358   74.57    6.875    4/1/2006  5/1/2006     3/1/2036    7,369.14   4/1/2006
6839202113   Primary     SFR             360          359      80    6.625    5/1/2006  5/1/2006     4/1/2036    2,972.42   5/1/2006
6842327527   Primary     PUD             360          359   69.41    6.125    5/1/2006  5/1/2006     4/1/2036    3,011.46   5/1/2006
6846810163   Primary     PUD             360          358   67.68    5.875    4/1/2006  5/1/2006     3/1/2036    2,070.94   4/1/2006
6847248959   Primary     3-Family        360          358   74.96      5.5    4/1/2006  5/1/2006     3/1/2036    2,873.02   4/1/2006
6848749385   Secondary   PUD             360          358      75      6.5    4/1/2006  6/1/2006     3/1/2036    1,324.18   5/1/2006
6851179090   Primary     PUD             360          358   46.51    6.875    4/1/2006  6/1/2006     3/1/2036    2,864.58   5/1/2006
6854973044   Primary     PUD             360          359      80    6.125    5/1/2006  5/1/2006     4/1/2036    2,418.84   5/1/2006
6873857624   Primary     PUD             360          359      80    6.125    5/1/2006  5/1/2006     4/1/2036    2,916.54   5/1/2006
6874660563   Primary     SFR             360          358      80    6.375    4/1/2006  5/1/2006     3/1/2036    2,337.50   4/1/2006
6879839824   Primary     SFR             360          359      80    6.375    5/1/2006  6/1/2006     4/1/2036      449.19   5/1/2006
6883675917   Investor    Condo           360          358      80    6.875    4/1/2006  5/1/2006     3/1/2036    1,718.53   4/1/2006
6889618168   Primary     SFR             360          358      80      5.5    4/1/2006  5/1/2006     3/1/2036    2,108.33   4/1/2006
6897715808   Primary     SFR             360          359      75    6.875    5/1/2006  5/1/2006     4/1/2036    2,956.18   5/1/2006
6913633738   Primary     SFR             360          358      80        6    4/1/2006  5/1/2006     3/1/2036    2,399.25   4/1/2006
6932946350   Primary     SFR             360          358   63.04     6.75    4/1/2006  5/1/2006     3/1/2036    4,702.34   4/1/2006
6933562693   Primary     SFR             360          358      80     6.25    4/1/2006  5/1/2006     3/1/2036    3,395.83   4/1/2006
6937475728   Primary     SFR             360          359   74.63     7.25    5/1/2006  5/1/2006     4/1/2036    3,020.83   5/1/2006
6939458821   Primary     SFR             360          359      75     6.25    5/1/2006  5/1/2006     4/1/2036    2,792.97   5/1/2006
6945244934   Primary     SFR             360          358      80    5.875    4/1/2006  5/1/2006     3/1/2036    2,741.67   4/1/2006
6955801177   Primary     3-Family        360          358    65.7      6.5    4/1/2006  5/1/2006     3/1/2036    2,277.71   4/1/2006
6963678286   Primary     SFR             360          358   69.89        6    4/1/2006  5/1/2006     3/1/2036    2,516.00   4/1/2006
6964133216   Secondary   SFR             360          359   88.24    6.875    5/1/2006  5/1/2006     4/1/2036    1,128.28   5/1/2006
6969797288   Primary     SFR             360          358    77.6    6.125    4/1/2006  5/1/2006     3/1/2036    2,552.08   4/1/2006
6975089332   Primary     PUD             360          359      80    5.125    5/1/2006  5/1/2006     4/1/2036    2,220.83   5/1/2006
6981054908   Primary     PUD             360          359   48.15    7.125    5/1/2006  5/1/2006     4/1/2036    3,859.38   5/1/2006
6989098188   Secondary   Townhouse       360          359      80    6.375    5/1/2006  5/1/2006     4/1/2036   18,716.10   5/1/2006
6999476226   Primary     2-Family        360          358      80    6.125    4/1/2006  5/1/2006     3/1/2036    3,797.50   4/1/2006
6752109576   Secondary   PUD             360          354      75      5.5   12/1/2005  5/1/2006    11/1/2035       962.5   4/1/2006

LOANID           OBAL            COBAL        PURPOSE      DOC             OAPPVAL      FRTRDATE    CEILING
------------------------------------------------------------------------------------------------------------

3303888899     389,000.00      388,593.86     Purchase     Reduced        620,000.00    4/1/2011      10.75
3303926566     568,300.00      568,300.00     C/O Refi     Reduced      2,700,000.00    5/1/2011         11
3303991453     450,000.00      450,000.00     Purchase     Standard       510,000.00    5/1/2011     11.125
3304028107     595,000.00      595,000.00     Purchase     Standard       795,000.00    5/1/2011      11.75
3304061454     700,000.00      700,000.00     Purchase     Reduced      1,161,000.00    5/1/2011     10.375
3304093614     557,665.00      557,160.86     C/O Refi     Reduced      1,100,000.00    4/1/2011       11.5
3304098787     540,000.00      539,511.83     Purchase     Reduced        680,000.00    4/1/2011       11.5
3304104726     479,000.00      479,000.00     Purchase     Rapid          608,000.00    5/1/2011       11.5
3304107679     574,740.00      574,194.66     R/T Refi     Reduced        865,000.00    4/1/2011      11.25
3304140472     571,000.00      571,000.00     C/O Refi     Standard       820,000.00    5/1/2011         12
6005763344     999,000.00      998,005.49     Purchase     Rapid        1,325,000.00    4/1/2011         11
6011031595     459,000.00      459,000.00     C/O Refi     Rapid          805,000.00    5/1/2011      11.25
6014251430     489,200.00      489,200.00     Purchase     Reduced        618,000.00    5/1/2011       10.5
6018072626     447,200.00      447,200.00     Purchase     Standard       559,000.00    4/1/2011     11.375
6019663761     500,000.00      500,000.00     C/O Refi     Standard       780,000.00    5/1/2011         11
6022430117     427,200.00      426,804.32     Purchase     Reduced        534,000.00    4/1/2011     11.375
6028517503     544,000.00      544,000.00     C/O Refi     Standard       685,000.00    5/1/2011     11.375
6030103003   1,000,000.00    1,000,000.00     Purchase     Standard     1,650,000.00    5/1/2011      10.75
6031267906     221,360.00      221,360.00     Purchase     Standard       277,000.00    1/1/2011      10.25
6033141836     505,000.00      505,000.00     R/T Refi     Reduced      1,375,000.00    4/1/2011     11.625
6040398304      87,920.00       87,920.00     Purchase     Reduced        118,162.00   12/1/2010     10.875
6046192883     575,000.00      575,000.00     R/T Refi     Reduced        895,000.00    5/1/2011      11.25
6055002668     462,400.00      462,400.00     Purchase     Standard       595,000.00    5/1/2011       11.5
6056169326     601,600.00      601,600.00     Purchase     Standard       752,000.00    5/1/2011     10.875
6059817012     439,200.00      439,200.00     Purchase     Rapid          600,000.00    5/1/2011         11
6061588866     650,000.00      650,000.00     C/O Refi     Standard     1,070,000.00    5/1/2011     11.875
6063116211     612,000.00      612,000.00     Purchase     Reduced        769,000.00    5/1/2011       10.5
6064068163     512,000.00      512,000.00     Purchase     Standard       640,000.00    4/1/2011     10.375
6066919306     603,800.00      603,184.39     Purchase     Rapid          899,000.00    4/1/2011     10.875
6069369913     472,000.00      472,000.00     R/T Refi     SISA           590,000.00    5/1/2011       11.5
6069483110     504,447.00      504,447.00     Purchase     SISA           680,000.00    4/1/2011     11.625
6071207929     560,000.00      560,000.00     Purchase     Reduced        700,000.00    4/1/2011      11.25
6071228685     534,880.00      534,880.00     Purchase     Rapid          669,000.00    4/1/2011       10.5
6073634401     600,000.00      600,000.00     C/O Refi     Standard       750,000.00    5/1/2011       11.5
6076176061     452,000.00      452,000.00     Purchase     Standard       590,000.00    5/1/2011     10.875
6076257366     503,920.00      503,920.00     Purchase     Rapid          630,000.00    5/1/2011         11
6077164959   1,200,000.00    1,200,000.00     C/O Refi     Standard     1,600,000.00    5/1/2011     11.625
6080505032     540,000.00      540,000.00     C/O Refi     Rapid          730,000.00    5/1/2011         11
6081872381     458,000.00      458,000.00     Purchase     Standard       575,000.00    4/1/2011     11.375
6093795745   3,000,000.00    2,910,719.34     Purchase     Standard     5,960,000.00    5/1/2011      10.75
6094226898     579,000.00      579,000.00     Purchase     SISA           730,000.00    5/1/2011     11.375
6098422220     688,000.00      687,246.94     Purchase     Reduced        900,000.00    4/1/2011       10.5
6103645195     480,000.00      480,000.00     R/T Refi     Rapid          600,000.00    4/1/2011      11.25
6105073339     559,000.00      559,000.00     Purchase     Standard       739,000.00    5/1/2011       11.5
6108181857     436,000.00      436,000.00     C/O Refi     Rapid          649,000.00    5/1/2011     11.375
6109628013     540,000.00      540,000.00     Purchase     SISA           695,000.00    4/1/2011     11.625
6112058638     480,000.00      480,000.00     C/O Refi     Standard       600,000.00    5/1/2011     10.875
6112584955   1,150,000.00    1,150,000.00     R/T Refi     Rapid        1,900,000.00    5/1/2011     11.125
6117651940     628,000.00      628,000.00     Purchase     Rapid          785,000.00    5/1/2011       11.5
6117923489     370,112.00      370,112.00     Purchase     Standard       463,000.00   12/1/2009       10.5
6118075339     704,000.00      703,995.00     Purchase     Standard       908,000.00    5/1/2011      10.75
6118661948     572,000.00      572,000.00     C/O Refi     Reduced        800,000.00    4/1/2011     10.375
6122795336     364,000.00      363,824.45     C/O Refi     Reduced        520,000.00   11/1/2010         11
6123343805     740,000.00      740,000.00     Purchase     SISA         1,100,000.00    4/1/2011     11.375
6133810421     528,750.00      528,750.00     Purchase     SISA           708,000.00    5/1/2011         11
6134897450     600,000.00      599,373.56     Purchase     Reduced        890,000.00    4/1/2011      10.75
6136672471     491,000.00      491,000.00     R/T Refi     SISA           620,000.00    5/1/2011       11.5
6137414907     660,000.00      660,000.00     Purchase     Reduced        863,000.00    4/1/2011       11.5
6138340648     432,000.00      432,000.00     Purchase     Standard       542,000.00    5/1/2011     10.875
6139130683     999,600.00      999,600.00     C/O Refi     Rapid        1,350,000.00    5/1/2011     11.125
6139806092     400,000.00      400,000.00     C/O Refi     Reduced        510,000.00    4/1/2011     11.375
6144999726     439,000.00      439,000.00     C/O Refi     Rapid          715,000.00    5/1/2011     11.125
6150076252     206,043.00      206,043.00     Purchase     Standard       297,000.00   11/1/2010      10.25
6151240204     272,000.00      272,000.00     Purchase     Standard       340,000.00   10/1/2010      10.25
6154416868     394,000.00      394,000.00     Purchase     Standard       498,000.00   10/1/2010       10.5
6155151589     862,900.00      862,900.00     R/T Refi     Standard     1,250,000.00    5/1/2011     11.375
6159118444     455,000.00      454,465.81     Purchase     Reduced        652,000.00    4/1/2011     10.125
6159119988     524,000.00      524,000.00     Purchase     Standard       675,000.00    4/1/2011     11.375
6163251538   1,190,000.00    1,190,000.00     Purchase     Standard     1,700,000.00    4/1/2011      11.25
6165759181     740,000.00      740,000.00     R/T Refi     Rapid        1,050,000.00    5/1/2011         11
6166869815     630,000.00      627,357.68     C/O Refi     Rapid          920,000.00    4/1/2011     10.875
6173452803     189,000.00      189,000.00     Purchase     Standard       210,000.00    1/1/2011      10.75
6173455400     445,600.00      445,600.00     Purchase     Reduced        563,000.00    5/1/2011     11.125
6175137550     561,600.00      561,054.15     Purchase     Standard       702,000.00    4/1/2011     11.125
6175258505     505,000.00      505,000.00     C/O Refi     Rapid          710,000.00    5/1/2011      11.25
6176911565     520,000.00      520,000.00     R/T Refi     Rapid          850,000.00    4/1/2011     11.125
6183536181     453,600.00      453,179.87     Purchase     Standard       567,000.00    4/1/2011     11.375
6185851919   1,000,000.00    1,000,000.00     R/T Refi     Standard     1,350,000.00    4/1/2011         11
6194023393     352,000.00      352,000.00     R/T Refi     Reduced        495,000.00    1/1/2011         11
6196558388     644,000.00      644,000.00     Purchase     Rapid          900,000.00    4/1/2011     11.375
6202323819   1,000,000.00    1,000,000.00     Purchase     SISA         1,400,000.00    5/1/2011         12
6203470684     448,000.00      448,000.00     Purchase     SISA           560,000.00    5/1/2011     11.875
6206438860     550,000.00      550,000.00     R/T Refi     Rapid          790,000.00    4/1/2011         11
6209001475     648,000.00      647,290.72     Purchase     Reduced        810,000.00    4/1/2011       10.5
6211463515     428,000.00      428,000.00     C/O Refi     Standard       540,000.00    4/1/2011     10.875
6216677622   1,000,000.00    1,000,000.00     Purchase     Reduced      1,375,000.00    4/1/2011       10.5
6217779641     452,800.00      452,800.00     Purchase     Reduced        566,000.00    5/1/2011     10.875
6218491972     375,000.00      374,940.00     Purchase     Reduced        528,500.00   10/1/2010      10.25
6219247589     560,000.00      560,000.00     C/O Refi     Standard       700,000.00    5/1/2011      11.25
6221514950     872,000.00      872,000.00     Purchase     Standard     1,090,000.00    5/1/2011     10.875
6223978948     603,200.00      602,585.01     Purchase     Standard       755,000.00    4/1/2011     10.875
6224611159     538,416.00      538,416.00     Purchase     Standard       675,000.00    5/1/2011     10.875
6230765817   1,000,000.00    1,000,000.00     Purchase     Reduced      1,550,000.00    5/1/2011      10.75
6231172013     750,000.00      750,000.00     C/O Refi     Reduced      1,225,000.00    5/1/2011      10.25
6235967384     308,000.00      306,523.48     C/O Refi     Reduced        385,000.00   12/1/2010      11.25
6241207882     780,000.00      780,000.00     R/T Refi     Reduced      2,200,000.00    5/1/2011     11.125
6242009717   1,200,000.00    1,200,000.00     Purchase     Rapid        2,250,000.00    5/1/2011      11.25
6243238489     776,250.00      776,250.00     Purchase     Rapid        1,035,000.00    5/1/2011     10.125
6249536308     200,000.00      200,000.00     Purchase     Standard       255,000.00    9/1/2010      10.25
6257171501     600,000.00      600,000.00     Purchase     Reduced      1,050,000.00    4/1/2011      11.25
6259824552     708,000.00      708,000.00     Purchase     SISA         1,050,000.00    5/1/2011     11.375
6270868919     580,000.00      580,000.00     Purchase     Reduced        800,000.00    4/1/2011         11
6270919589     472,000.00      472,000.00     Purchase     Standard       590,000.00    5/1/2011     11.375
6271164334     540,000.00      540,000.00     Purchase     Reduced      1,990,000.00    5/1/2011      11.25
6275025481     452,000.00      452,000.00     Purchase     Rapid          565,000.00    5/1/2011      10.75
6276772081     359,000.00      356,399.87     C/O Refi     Standard       544,000.00   10/1/2010     10.875
6277089261     432,000.00      432,000.00     Purchase     Reduced        540,000.00    5/1/2011     10.125
6277225568     552,000.00      552,000.00     Purchase     Reduced        713,000.00    4/1/2011         10
6277831704     494,400.00      494,400.00     Purchase     Rapid          618,000.00    4/1/2011     11.125
6279800327     573,000.00      573,000.00     Purchase     Rapid          735,000.00    5/1/2011      11.25
6281337284     590,000.00      590,000.00     C/O Refi     Rapid          750,000.00    5/1/2011     11.375
6281359890     375,000.00      374,608.48     Purchase     Reduced        810,000.00    4/1/2011      10.75
6285260482     525,000.00      525,000.00     Purchase     Reduced        742,000.00    5/1/2011      10.25
6294810699     603,000.00      603,000.00     R/T Refi     Rapid          865,000.00    5/1/2011      11.25
6297662501     587,000.00      587,000.00     C/O Refi     Standard       850,000.00    4/1/2011     11.625
6300127757     353,500.00      353,500.00     C/O Refi     Rapid          615,000.00    1/1/2011      11.75
6300204457     764,000.00      764,000.00     Purchase     Reduced        960,000.00    5/1/2011     11.125
6303269671     480,000.00      480,000.00     Purchase     Reduced        600,000.00    5/1/2011     11.125
6305888494     520,000.00      520,000.00     R/T Refi     Standard       650,000.00    4/1/2011      11.25
6306123958     843,750.00      843,750.00     Purchase     Rapid        1,150,000.00    5/1/2011      10.75
6307829462   1,140,000.00    1,140,000.00     R/T Refi     Rapid        2,500,000.00    5/1/2011     11.125
6308837290     511,920.00      511,920.00     Purchase     Standard       650,000.00    4/1/2011     10.875
6312024331     464,000.00      464,000.00     Purchase     Reduced        580,000.00    5/1/2011     11.125
6314758282     440,000.00      440,000.00     Purchase     Standard       550,000.00    4/1/2011      11.25
6318676118     465,000.00      465,000.00     C/O Refi     Rapid          610,000.00    5/1/2011     11.125
6319748866     506,000.00      506,000.00     C/O Refi     Rapid          825,000.00    5/1/2011      11.25
6320387845     452,000.00      452,000.00     R/T Refi     Standard       565,000.00    5/1/2011     11.125
6322007250     448,308.00      448,308.00     C/O Refi     Reduced        900,000.00    5/1/2011     10.875
6332980520     484,000.00      484,000.00     Purchase     Reduced        605,000.00    5/1/2011      10.25
6333293378     700,000.00      700,000.00     Purchase     Reduced      1,475,000.00    5/1/2011      11.25
6335417991     420,000.00      420,000.00     C/O Refi     Standard       525,000.00    5/1/2011       11.5
6337433673     472,000.00      472,000.00     Purchase     SISA           600,000.00    4/1/2011      10.75
6340994497     628,000.00      628,000.00     C/O Refi     Standard       785,000.00    5/1/2011     11.375
6342974562     440,000.00      440,000.00     C/O Refi     Rapid          550,000.00    5/1/2011       11.5
6346505768     540,000.00      540,000.00     Purchase     Reduced        676,000.00    4/1/2011     11.375
6346965657     572,000.00      571,430.57     Purchase     Standard       715,000.00    4/1/2011         11
6348334183     473,000.00      473,000.00     Purchase     Reduced        945,000.00    5/1/2011     11.125
6356135167     643,000.00      643,000.00     Purchase     Reduced        845,000.00    5/1/2011      10.75
6362170562     700,000.00      700,000.00     Purchase     Standard       925,000.00    4/1/2011     10.375
6363374437     551,200.00      551,200.00     Purchase     Reduced        700,000.00    5/1/2011         11
6368611254     616,000.00      616,000.00     Purchase     Standard       775,000.00    5/1/2011     11.125
6373067989     640,000.00      639,362.87     Purchase     Standard       800,000.00    4/1/2011         11
6376325418     734,000.00      733,370.30     R/T Refi     Rapid        1,265,000.00    4/1/2011         11
6381224945     446,748.00      446,748.00     Purchase     Standard       609,400.00    4/1/2011      11.25
6382613732     593,600.00      593,600.00     Purchase     SISA           742,000.00    4/1/2011      11.25
6384860679     560,000.00      560,000.00     Purchase     Reduced        700,000.00    5/1/2011       10.5
6386955139     520,134.00      520,134.00     Purchase     Standard       660,000.00    5/1/2011      11.25
6390136056   1,000,000.00      999,051.15     R/T Refi     Rapid        1,250,000.00    4/1/2011      11.25
6393199242     522,400.00      522,400.00     Purchase     Rapid          662,800.00    5/1/2011     10.875
6399017455     448,000.00      448,000.00     Purchase     Standard       560,000.00    5/1/2011         11
6401229403     750,000.00      750,000.00     Purchase     Standard     2,450,000.00    5/1/2011     11.125
6406561131     490,000.00      490,000.00     C/O Refi     Reduced        680,000.00    5/1/2011         12
6412051119     646,500.00      646,500.00     R/T Refi     Reduced        875,000.00    5/1/2011     10.875
6413448025     670,000.00      670,000.00     Purchase     Reduced        975,000.00    5/1/2011      11.25
6416625769     733,600.00      733,600.00     Purchase     Reduced        935,000.00    4/1/2011     10.625
6424585435     525,000.00      525,000.00     C/O Refi     Standard       775,000.00    5/1/2011      10.75
6430097995     399,200.00      399,200.00     Purchase     Standard       500,000.00    4/1/2011     10.875
6434297096     552,000.00      552,000.00     Purchase     Standard       690,000.00    5/1/2011      10.25
6434720279     499,275.00      499,275.00     Purchase     Reduced        800,000.00    5/1/2011       9.75
6435814675     459,920.00      459,920.00     Purchase     Standard       575,000.00    5/1/2011      11.75
6437003392     565,500.00      564,738.02     Purchase     Reduced        763,000.00    4/1/2011      11.25
6438753375     572,000.00      572,000.00     Purchase     Rapid          725,000.00    5/1/2011       11.5
6440248976     504,000.00      504,000.00     R/T Refi     Reduced      1,190,000.00    5/1/2011       11.5
6441655658     700,000.00      700,000.00     Purchase     Reduced      1,413,000.00    5/1/2011      11.25
6441940761     556,979.00      556,369.35     Purchase     Rapid          700,000.00    4/1/2011       10.5
6443004681     575,000.00      575,000.00     Purchase     Standard       775,000.00    4/1/2011      10.25
6453749795     900,000.00      900,000.00     Purchase     Standard     1,438,000.00    5/1/2011         11
6460798587     615,200.00      615,200.00     Purchase     SISA           769,000.00    5/1/2011       11.5
6464534541     937,500.00      937,500.00     C/O Refi     Rapid        1,250,000.00    5/1/2011     10.875
6468207862     279,000.00      279,000.00     C/O Refi     Standard       445,000.00    9/1/2010     10.375
6468534208     563,576.00      563,576.00     C/O Refi     Standard     1,160,000.00    4/1/2011     11.125
6471123577   2,000,000.00    2,000,000.00     Purchase     Standard     3,000,000.00    5/1/2011      11.25
6471634797     479,200.00      479,200.00     Purchase     SISA           600,000.00    4/1/2011       11.5
6475660475     500,000.00      500,000.00     Purchase     Standard       760,000.00    5/1/2011     11.125
6476834533     495,200.00      495,200.00     Purchase     Rapid          619,000.00    4/1/2011      10.75
6477642018     908,250.00      908,250.00     Purchase     Reduced      1,211,000.00    5/1/2011      10.75
6480104584     508,756.00      508,756.00     Purchase     Standard       636,000.00    4/1/2011     10.625
6480698478     600,000.00      599,388.27     Purchase     Standard     1,300,000.00    4/1/2011     10.875
6481799234     553,200.00      553,200.00     Purchase     Standard       692,000.00    5/1/2011     10.875
6488620490     464,000.00      464,000.00     Purchase     Reduced        580,000.00    5/1/2011         11
6489592755     444,000.00      444,000.00     Purchase     Rapid          675,000.00    4/1/2011     10.625
6496876324     432,215.00      432,215.00     Purchase     Reduced        620,000.00    5/1/2011     10.875
6499073473     568,000.00      568,000.00     Purchase     Standard       740,000.00    5/1/2011       11.5
6499822408     500,000.00      500,000.00     Purchase     Reduced        650,000.00    5/1/2011      10.75
6500037343     700,000.00      700,000.00     R/T Refi     SISA         1,450,000.00    4/1/2011       11.5
6500841033     560,000.00      560,000.00     Purchase     Reduced        750,000.00    5/1/2011     10.875
6506269460     650,000.00      650,000.00     C/O Refi     Rapid          870,000.00    5/1/2011      10.75
6511733377     480,000.00      480,000.00     C/O Refi     Reduced        605,000.00    5/1/2011         12
6512901734     435,000.00      435,000.00     Purchase     Reduced        638,000.00    5/1/2011     11.125
6513889144     650,000.00      650,000.00     Purchase     Standard       849,000.00    5/1/2011         11
6514164158   1,000,000.00    1,000,000.00     Purchase     Reduced      1,295,000.00    5/1/2011      10.75
6520929008     560,261.00      560,261.00     Purchase     Standard       750,000.00    5/1/2011       11.5
6525955388     285,084.00      285,074.00     Purchase     Standard       360,000.00    1/1/2011         10
6531821665     272,000.00      272,000.00     R/T Refi     SISA           340,000.00    4/1/2011       11.5
6533668460     473,600.00      473,600.00     Purchase     Standard       622,000.00    5/1/2011     10.875
6535186271     559,200.00      559,200.00     Purchase     Standard       699,000.00    4/1/2011     10.625
6538691798     650,000.00      650,000.00     C/O Refi     Rapid          975,000.00    5/1/2011     11.125
6543306838     588,000.00      588,000.00     C/O Refi     Standard       735,000.00    4/1/2011      11.25
6543824707     430,000.00      430,000.00     Purchase     Rapid          650,000.00    5/1/2011      11.25
6546172484     640,000.00      640,000.00     R/T Refi     Standard     1,600,000.00    5/1/2011       11.5
6547753449     683,500.00      683,500.00     R/T Refi     SISA         1,180,000.00    5/1/2011       10.5
6550857574     541,432.00      541,432.00     Purchase     Rapid          678,000.00    4/1/2011       10.5
6553333722     480,000.00      480,000.00     C/O Refi     Rapid          689,000.00    5/1/2011       11.5
6558682602   1,000,000.00    1,000,000.00     Purchase     Rapid        1,360,000.00    5/1/2011     11.375
6565253520     780,000.00      779,084.25     Purchase     Reduced      1,080,000.00    4/1/2011     10.125
6569485037     590,000.00      589,466.62     Purchase     Rapid          740,000.00    4/1/2011       11.5
6570415585     572,000.00      572,000.00     Purchase     Reduced        725,000.00    5/1/2011     11.125
6575016362     958,000.00      958,000.00     R/T Refi     Rapid        1,750,000.00    5/1/2011      11.25
6576603663     719,920.00      719,920.00     Purchase     Reduced        900,000.00    5/1/2011      9.875
6576774308     466,000.00      466,000.00     Purchase     Standard       590,000.00    5/1/2011      11.75
6579102036     650,760.00      650,760.00     Purchase     Reduced        849,000.00    5/1/2011     11.125
6587102614   1,820,000.00    1,820,000.00     Purchase     Standard     2,600,000.00    4/1/2011         11
6588731908     480,000.00      480,000.00     Purchase     Reduced        620,000.00    4/1/2011       12.5
6588780871     154,000.00      154,000.00     R/T Refi     SISA           216,600.00    4/1/2011     11.625
6590477805     459,000.00      458,342.81     C/O Refi     Reduced        660,000.00    4/1/2011     11.125
6591291973     500,000.00      497,736.31     R/T Refi     Reduced        780,000.00    4/1/2011      11.25
6595344323     750,000.00      750,000.00     R/T Refi     Rapid          940,000.00    5/1/2011         11
6595781250     460,000.00      460,000.00     Purchase     Reduced        595,000.00    5/1/2011       10.5
6603417426      99,000.00       99,000.00     C/O Refi     Standard       190,000.00   10/1/2010       10.5
6607593321   1,000,000.00    1,000,000.00     Purchase     Reduced      2,215,000.00    5/1/2011      10.75
6609697096     855,000.00      855,000.00     Purchase     Reduced      1,325,000.00    5/1/2011     10.375
6611024743     650,000.00      649,305.11     Purchase     SISA         1,800,000.00    4/1/2011     10.625
6618210717     492,000.00      492,000.00     Purchase     Reduced        645,000.00    5/1/2011         11
6619033068     650,000.00      650,000.00     Purchase     Rapid          885,000.00    5/1/2011     11.375
6620057007     579,000.00      579,000.00     R/T Refi     Reduced        745,000.00    4/1/2011     11.125
6625787269     544,000.00      544,000.00     Purchase     Standard       680,000.00    5/1/2011     11.125
6626190794     525,160.00      525,160.00     R/T Refi     SISA           660,000.00    4/1/2011      11.25
6626879024     536,000.00      535,453.52     Purchase     Rapid          682,000.00    4/1/2011     10.875
6626929910     367,000.00      367,000.00     Purchase     Reduced        547,000.00    9/1/2010     10.375
6627346445     315,000.00      315,000.00     Purchase     Reduced        406,000.00   10/1/2010      9.625
6628852433     920,000.00      920,000.00     Purchase     SISA         1,270,000.00    5/1/2011         11
6633430068     445,760.00      445,760.00     Purchase     Reduced        558,000.00    4/1/2011     10.625
6634533670     637,000.00      637,000.00     C/O Refi     Standard       910,000.00    5/1/2011     11.125
6643829747     808,985.00      808,198.71     Purchase     SISA         1,075,000.00    4/1/2011     11.125
6644315795     720,000.00      720,000.00     Purchase     Reduced        900,000.00    5/1/2011         11
6648208657     456,000.00      456,000.00     Purchase     Standard       570,000.00    5/1/2011     11.125
6648772686     436,000.00      436,000.00     Purchase     Reduced        550,000.00    5/1/2011      11.25
6651421403     540,000.00      540,000.00     Purchase     Rapid          675,000.00    4/1/2011       10.5
6652407849     460,000.00      460,000.00     Purchase     Reduced        600,000.00    5/1/2011         11
6654719332      35,700.00       35,633.68     C/O Refi     Standard        44,625.00    3/1/2011     11.375
6657057433     700,000.00      700,000.00     R/T Refi     Reduced      1,000,000.00    5/1/2011     10.875
6659974346     504,000.00      504,000.00     Purchase     Reduced        630,000.00    5/1/2011     10.875
6661006749     708,000.00      708,000.00     Purchase     Reduced        905,000.00    4/1/2011     10.375
6662593331     428,000.00      428,000.00     Purchase     Reduced        535,000.00    5/1/2011     11.375
6668499293     960,000.00      960,000.00     Purchase     SISA         1,240,000.00    5/1/2011     11.375
6673053945     364,000.00      364,000.00     C/O Refi     Standard       575,000.00    9/1/2010     10.875
6674819922     750,000.00      750,000.00     Purchase     Reduced      1,100,000.00    5/1/2011      10.75
6675128257     575,000.00      575,000.00     Purchase     Reduced      1,125,000.00    5/1/2011     10.875
6676159483     572,000.00      571,373.91     Purchase     Rapid          760,000.00    4/1/2011       10.5
6676204255     622,550.00      622,550.00     Purchase     Reduced      1,325,000.00    5/1/2011     10.625
6676358150     500,000.00      499,525.58     Purchase     Reduced        650,000.00    4/1/2011      11.25
6679710415     516,000.00      516,000.00     Purchase     Reduced        648,000.00    5/1/2011      11.25
6679924057     567,000.00      567,000.00     R/T Refi     Standard       810,000.00    5/1/2011         11
6683844572     560,000.00      560,000.00     Purchase     Rapid          720,000.00    5/1/2011     11.375
6684572461     650,000.00      650,000.00     Purchase     Reduced      1,004,000.00    4/1/2011      11.25
6690018855     609,600.00      609,600.00     Purchase     Standard       762,500.00    5/1/2011     10.625
6694065563     500,000.00      499,502.24     C/O Refi     Rapid          750,000.00    4/1/2011         11
6697406624     544,000.00      544,000.00     Purchase     Reduced        680,000.00    5/1/2011     10.875
6698808299     595,000.00      595,000.00     C/O Refi     Rapid          825,000.00    5/1/2011     11.125
6699298086     750,000.00      750,000.00     Purchase     Rapid          955,000.00    5/1/2011     11.125
6705229554     468,000.00      468,000.00     Purchase     Standard       585,000.00    5/1/2011     11.375
6706156723     341,323.00      341,021.49     C/O Refi     Standard       430,000.00    4/1/2011      11.75
6709202276     458,000.00      458,000.00     C/O Refi     Standard       725,000.00    5/1/2011      11.25
6709608910     611,022.00      611,022.00     Purchase     Standard       775,000.00    4/1/2011         11
6711841202     525,000.00      525,000.00     Purchase     Reduced        850,000.00    5/1/2011      10.75
6713220298     425,000.00      425,000.00     Purchase     Rapid          800,000.00    5/1/2011         11
6714755425     640,000.00      640,000.00     Purchase     Rapid          800,000.00    4/1/2011     10.625
6715755945     550,000.00      550,000.00     Purchase     Standard     1,000,000.00    5/1/2011      11.25
6723737604   1,000,000.00    1,000,000.00     Purchase     Rapid        1,560,000.00    4/1/2011         11
6723925399     780,000.00      780,000.00     Purchase     Standard       975,000.00    5/1/2011       9.75
6726918417     539,000.00      539,000.00     Purchase     Reduced        840,000.00    4/1/2011     10.625
6730587257     544,000.00      544,000.00     Purchase     Standard       715,000.00    5/1/2011     11.125
6734177709     452,000.00      452,000.00     Purchase     Standard       565,000.00    4/1/2011     10.625
6741759184     600,000.00      599,388.27     Purchase     Standard       757,000.00    4/1/2011     10.875
6743355064     440,000.00      439,630.34     Purchase     Rapid          650,000.00    4/1/2011     11.875
6745662426     475,387.00      475,387.00     Purchase     Standard       610,000.00    5/1/2011         11
6747196878     458,000.00      457,492.60     C/O Refi     Standard       650,000.00    4/1/2011       11.5
6750157601     598,000.00      598,000.00     C/O Refi     Rapid          759,000.00    4/1/2011       11.5
6751844959     519,920.00      519,920.00     Purchase     Standard       650,000.00    4/1/2011      11.25
6761436366     136,800.00      136,800.00     Purchase     Standard       175,000.00   11/1/2010     10.125
6764430549     784,000.00      784,000.00     Purchase     Rapid          980,000.00    5/1/2011     10.875
6766820473     569,200.00      569,200.00     Purchase     Reduced        711,700.00    4/1/2011         11
6768962935     940,000.00      940,000.00     Purchase     Reduced      1,500,000.00    4/1/2011      10.75
6773206468     490,000.00      490,000.00     C/O Refi     Reduced        750,000.00    5/1/2011       11.5
6773644015     380,088.00      380,088.00     Purchase     Standard       480,000.00    1/1/2011       10.5
6774672023     520,000.00      520,000.00     R/T Refi     SISA         1,050,000.00    5/1/2011      11.25
6776581263     661,253.00      661,253.00     C/O Refi     Reduced      1,050,000.00    4/1/2011         11
6778026705     956,250.00      956,250.00     R/T Refi     Standard     1,850,000.00    5/1/2011         11
6778490927     529,732.00      529,732.00     Purchase     SISA           665,000.00    5/1/2011      11.25
6780114028     476,000.00      476,000.00     R/T Refi     Reduced        670,000.00    5/1/2011      11.25
6782668286     431,999.00      431,999.00     Purchase     SISA           540,000.00    5/1/2011     11.625
6788577341     843,750.00      843,750.00     Purchase     Rapid        1,145,000.00    4/1/2011      11.25
6789096366   1,125,000.00    1,125,000.00     C/O Refi     Standard     1,500,000.00    5/1/2011       11.5
6789784151     523,500.00      523,500.00     C/O Refi     Standard       665,000.00    4/1/2011      11.25
6789898035     630,000.00      630,000.00     R/T Refi     Standard     1,400,000.00    4/1/2011         11
6791601146     457,000.00      456,566.38     Purchase     Rapid          697,000.00    4/1/2011      11.25
6792565712     496,000.00      496,000.00     Purchase     Standard       620,000.00    5/1/2011     10.125
6792782861     468,800.00      468,800.00     Purchase     Reduced        586,000.00    5/1/2011         11
6794515657     469,200.00      469,200.00     R/T Refi     Reduced      1,360,000.00    5/1/2011     11.125
6797995633     210,000.00      209,881.64     Purchase     Standard       458,000.00   12/1/2010      10.75
6804015946     520,000.00      520,000.00     Purchase     SISA           650,000.00    5/1/2011      11.25
6806526940     323,920.00      323,920.00     Purchase     Standard       455,000.00   11/1/2010      10.25
6809859173     251,974.00      251,974.00     Purchase     Standard       340,000.00    1/1/2011      10.75
6810648763     464,000.00      464,000.00     Purchase     Reduced        600,000.00    5/1/2011     10.875
6811107553     460,000.00      460,000.00     R/T Refi     Rapid          850,000.00    5/1/2011     11.375
6812524186     636,000.00      635,410.93     Purchase     Rapid          795,000.00    4/1/2011     11.375
6812954045     825,892.00      825,892.00     Purchase     Rapid        1,035,000.00    5/1/2011     10.875
6814759285     146,352.00      146,352.00     Purchase     Standard       244,000.00    1/1/2011      11.25
6817207365     500,500.00      500,500.00     Purchase     Standard       715,000.00    4/1/2011     10.375
6820693924     679,200.00      679,200.00     Purchase     SISA           849,000.00    5/1/2011     11.375
6821799746     640,000.00      640,000.00     C/O Refi     Standard       830,000.00    4/1/2011      11.25
6822500770   1,000,000.00    1,000,000.00     Purchase     Standard     1,685,000.00    5/1/2011         10
6825228239     446,000.00      446,000.00     C/O Refi     Standard       830,000.00    5/1/2011     10.875
6829241097     884,500.00      884,500.00     Purchase     Standard     1,550,000.00    4/1/2011     10.875
6831814980     510,750.00      510,750.00     Purchase     Reduced        638,500.00    5/1/2011     11.375
6833126615     546,000.00      546,000.00     Purchase     Standard       760,000.00    5/1/2011     11.125
6833770974     700,000.00      700,000.00     Purchase     Rapid          875,000.00    5/1/2011       10.5
6836731791     124,000.00      124,000.00     Purchase     Reduced        161,800.00   11/1/2010     10.625
6837270849     488,000.00      488,000.00     Purchase     Standard       610,000.00    5/1/2011         11
6838918891     433,248.00      433,248.00     Purchase     Reduced        542,000.00    5/1/2011     11.375
6839367684     540,000.00      540,000.00     Purchase     Standard       730,000.00    5/1/2011     10.625
6852486759     438,000.00      438,000.00     R/T Refi     Rapid          720,000.00    5/1/2011      11.25
6853193354     310,000.00      310,000.00     C/O Refi     Standard     1,300,000.00   12/1/2010     10.875
6854517924     650,000.00      650,000.00     C/O Refi     Standard     1,250,000.00    4/1/2011     11.125
6856562357     700,000.00      700,000.00     C/O Refi     Standard     1,000,000.00    4/1/2011     11.375
6861711486     612,000.00      612,000.00     Purchase     Reduced        765,000.00    5/1/2011      10.75
6862586259     596,000.00      596,000.00     C/O Refi     Rapid        1,000,000.00    5/1/2011     11.625
6866940874     500,000.00      500,000.00     C/O Refi     Rapid          950,000.00    5/1/2011      11.75
6867135078     614,400.00      613,844.57     Purchase     Standard       770,000.00    4/1/2011       11.5
6870197099     580,000.00      579,436.27     Purchase     Reduced        725,000.00    4/1/2011     11.125
6870808349     688,000.00      688,000.00     Purchase     SISA           860,000.00    5/1/2011       11.5
6875123348     499,989.00      499,989.00     Purchase     Standard       653,000.00    4/1/2011       10.5
6875424068     510,000.00      510,000.00     R/T Refi     SISA           640,000.00    4/1/2011       11.5
6876227387     440,000.00      440,000.00     Purchase     Standard       560,000.00    4/1/2011     10.875
6877542370     588,000.00      588,000.00     Purchase     Reduced        735,000.00    4/1/2011     11.375
6877651916     644,000.00      644,000.00     Purchase     Standard       805,000.00    4/1/2011         11
6884861409     490,000.00      489,437.95     Purchase     Reduced        725,000.00    4/1/2011      10.25
6889382047   1,500,000.00    1,498,396.40     Purchase     Rapid        2,300,000.00    4/1/2011     10.625
6889664584     494,400.00      494,400.00     Purchase     Rapid          627,000.00    5/1/2011         11
6889743818     470,000.00      470,000.00     R/T Refi     Rapid          590,000.00    4/1/2011         11
6897701279     432,000.00      432,000.00     R/T Refi     Reduced        601,000.00    5/1/2011     11.375
6898280265     625,000.00      625,000.00     C/O Refi     Rapid        1,100,000.00    5/1/2011     11.875
6898602518     536,749.00      536,749.00     Purchase     Standard       671,000.00    5/1/2011      11.25
6899373713     515,000.00      515,000.00     Purchase     SISA           715,000.00    5/1/2011       11.5
6903209549     495,000.00      495,000.00     Purchase     SISA           660,000.00    5/1/2011     11.625
6903990668     560,000.00      560,000.00     R/T Refi     Reduced        920,000.00    5/1/2011      11.25
6904901508     799,040.00      798,205.74     Purchase     Reduced      1,000,000.00    4/1/2011      10.75
6905569353     361,600.00      361,600.00     Purchase     Rapid          452,000.00   11/1/2010        9.5
6906293714     524,000.00      523,465.76     R/T Refi     Reduced        860,000.00    4/1/2011     10.875
6906876625     900,000.00      899,166.42     Purchase     SISA         1,125,000.00    4/1/2011     11.375
6908318097     649,900.00      649,900.00     Purchase     Reduced        850,000.00    4/1/2011      10.75
6908977637     456,000.00      456,000.00     Purchase     Standard       570,000.00    4/1/2011     10.875
6913035520     779,000.00      779,000.00     R/T Refi     Standard     1,150,000.00    4/1/2011         11
6913902935     588,000.00      588,000.00     R/T Refi     SISA         1,260,000.00    5/1/2011      11.25
6914382848     576,000.00      575,339.30     Purchase     Reduced        725,000.00    4/1/2011      10.25
6914738247     788,000.00      788,000.00     Purchase     SISA         1,000,000.00    5/1/2011     11.375
6914886251     636,000.00      635,964.63     Purchase     Reduced        795,000.00    4/1/2011      10.75
6917040682     493,000.00      493,000.00     C/O Refi     Standard       785,000.00    5/1/2011     11.375
6919061074     550,000.00      550,000.00     Purchase     SISA         1,217,000.00    4/1/2011         11
6921895345     852,000.00      852,000.00     Purchase     Reduced      1,065,000.00    5/1/2011     10.875
6922179020     582,750.00      582,750.00     C/O Refi     Standard       750,000.00    5/1/2011      11.25
6925236264     650,000.00      650,000.00     Purchase     Standard       925,000.00    5/1/2011      10.75
6928855789     735,200.00      734,376.17     Purchase     Standard       920,000.00    4/1/2011     10.375
6937203245     416,000.00      416,000.00     Purchase     Standard       520,000.00   12/1/2010     10.875
6944623773     594,000.00      594,000.00     C/O Refi     Rapid          910,000.00    4/1/2011         11
6946629265     479,800.00      479,800.00     C/O Refi     Reduced        615,000.00    5/1/2011       11.5
6951017414     902,400.00      902,400.00     Purchase     Reduced      1,135,000.00    5/1/2011      10.75
6956982760     540,000.00      540,000.00     Purchase     Reduced        920,000.00    4/1/2011     10.625
6958939891     284,000.00      284,000.00     Purchase     Standard       390,000.00    1/1/2011      11.25
6960073937     516,000.00      516,000.00     Purchase     Standard       645,000.00    4/1/2011         11
6967157709     460,000.00      460,000.00     Purchase     Reduced        575,000.00    5/1/2011      10.75
6971879967     535,920.00      535,920.00     Purchase     SISA           670,000.00    5/1/2011      10.75
6972243197     600,000.00      600,000.00     C/O Refi     Reduced      1,900,000.00    5/1/2011      11.25
6973887075     560,000.00      560,000.00     R/T Refi     Rapid          847,000.00    5/1/2011         11
6974395045     600,000.00      600,000.00     Purchase     Standard       750,000.00    4/1/2011         11
6979825111     576,000.00      576,000.00     Purchase     SISA           725,000.00    4/1/2011       11.5
6989626970     444,000.00      444,000.00     Purchase     SISA           585,000.00    4/1/2011         11
6994057229     945,000.00      945,000.00     Purchase     SISA         1,350,000.00    5/1/2011     11.125
6491372899     432,000.00      431,158.10     Purchase     Standard       572,000.00    8/1/2011     11.125
6005605461     768,000.00      768,000.00     Purchase     Standard       962,000.00    5/1/2011     10.875
6014629676     503,920.00      503,920.00     Purchase     Standard       630,000.00    5/1/2011      11.75
6032169572     572,000.00      572,000.00     Purchase     Standard       720,000.00    5/1/2011     10.625
6036971197     513,375.00      513,375.00     Purchase     Stated         685,000.00    5/1/2011     11.625
6047847196     440,000.00      440,000.00     Purchase     Stated         550,000.00    4/1/2011      11.25
6050976320     940,271.00      940,271.00     Purchase     Standard     1,380,000.00    4/1/2011      11.25
6072351171     579,989.00      579,989.00     Purchase     Standard       725,000.00    5/1/2011     11.625
6103846033     472,000.00      472,000.00     C/O Refi     Stated         590,000.00    5/1/2011      11.25
6109360948     503,920.00      503,920.00     Purchase     Standard       632,000.00    5/1/2011         11
6171394197     438,500.00      438,500.00     C/O Refi     Stated         625,000.00    4/1/2011     11.625
6173214419     540,750.00      540,750.00     Purchase     Stated         760,000.00    4/1/2011      11.25
6188745530     626,986.00      626,986.00     R/T Refi     Stated         925,000.00    5/1/2011       11.5
6213471292     444,000.00      444,000.00     Purchase     Stated         555,000.00    5/1/2011     11.375
6215158087     476,000.00      476,000.00     Purchase     Standard       595,000.00    4/1/2011       11.5
6217280384   1,400,000.00    1,400,000.00     C/O Refi     Stated       2,300,000.00    5/1/2011         12
6232555836     472,000.00      472,000.00     Purchase     Stated         590,000.00    4/1/2011     11.375
6242171640     480,000.00      480,000.00     C/O Refi     Stated         600,000.00    5/1/2011      11.25
6251853963     470,400.00      470,400.00     Purchase     Standard       588,000.00    5/1/2011      11.25
6289825421     475,920.00      475,920.00     Purchase     Standard       599,900.00    4/1/2011       11.5
6291552476   1,000,000.00    1,000,000.00     Purchase     Stated       1,290,000.00    4/1/2011      10.75
6299173580     549,608.00      549,608.00     Purchase     Stated         755,000.00    4/1/2011         11
6313892348     440,000.00      440,000.00     Purchase     Standard       575,000.00    5/1/2011       11.5
6324481131     673,000.00      672,994.90     Purchase     Stated       1,060,000.00    4/1/2011     10.875
6325421169     639,920.00      639,920.00     Purchase     Standard       800,000.00    4/1/2011      10.25
6329204181     500,000.00      500,000.00     R/T Refi     Stated         630,000.00    5/1/2011     11.625
6363478543     500,000.00      499,558.86     Purchase     Stated         630,000.00    4/1/2011     11.625
6365172938     479,200.00      479,145.42     Purchase     Standard       605,000.00    4/1/2011     10.375
6391602304     488,000.00      488,000.00     Purchase     Stated         611,000.00    4/1/2011      11.25
6395323964   1,000,000.00    1,000,000.00     C/O Refi     Rapid        1,250,000.00    5/1/2011     11.375
6397627420   2,820,000.00    2,817,688.46     Purchase     Standard     3,525,000.00    4/1/2011         12
6421605996     442,400.00      442,400.00     Purchase     Stated         580,000.00    4/1/2011      11.25
6446065630     539,000.00      539,000.00     C/O Refi     Stated         770,000.00    4/1/2011     11.875
6463379948     468,000.00      468,000.00     Purchase     Stated         600,000.00    4/1/2011     11.125
6468148363     326,672.00      326,672.00     Purchase     Standard       421,700.00    4/1/2011     11.375
6489060944     581,000.00      581,000.00     Purchase     Stated         775,000.00    4/1/2011     11.375
6490973846   1,000,000.00    1,000,000.00     R/T Refi     Standard     1,650,000.00    5/1/2011     11.125
6519076381     800,000.00      799,276.78     Purchase     Stated       1,251,000.00    4/1/2011         13
6534957250     584,000.00      583,497.18     Purchase     Standard       735,000.00    4/1/2011      11.75
6536625905     874,000.00      874,000.00     Purchase     Standard     1,130,000.00    4/1/2011      10.75
6562130374     448,000.00      448,000.00     Purchase     Standard       569,000.00    4/1/2011       11.5
6578610393     475,500.00      475,500.00     Purchase     Stated         695,000.00    4/1/2011     11.625
6583709990   1,000,000.00    1,000,000.00     C/O Refi     Stated       1,450,000.00    4/1/2011     10.875
6624708506     420,000.00      420,000.00     C/O Refi     Stated         665,000.00    5/1/2011     11.375
6633933897     520,000.00      519,506.60     R/T Refi     Stated         816,000.00    4/1/2011      11.25
6636425297     556,000.00      556,000.00     Purchase     Stated         695,000.00    4/1/2011     11.375
6642149816     466,400.00      466,400.00     Purchase     Stated         725,000.00    4/1/2011     11.875
6652294791     566,100.00      566,100.00     Purchase     Stated         635,000.00    5/1/2011         11
6661408432     640,000.00      640,000.00     Purchase     Standard       800,000.00    5/1/2011         11
6669483262     614,400.00      614,400.00     Purchase     Standard       768,000.00    4/1/2011       11.5
6671150008     523,240.00      523,240.00     Purchase     Standard       656,000.00    5/1/2011     11.375
6671580196     560,800.00      560,800.00     Purchase     Standard       705,000.00    5/1/2011      11.25
6675677055     532,000.00      531,444.56     Purchase     Stated         680,000.00    4/1/2011      10.75
6679988201     455,500.00      455,500.00     C/O Refi     Stated         665,000.00    4/1/2011     11.875
6693585439     600,000.00      600,000.00     R/T Refi     Stated         760,000.00    5/1/2011      10.75
6693593805     487,500.00      487,500.00     Purchase     Stated         756,000.00    5/1/2011     11.375
6711812054     428,000.00      428,000.00     Purchase     Stated         535,000.00    5/1/2011     11.875
6728183663     620,000.00      620,000.00     Purchase     Standard       775,000.00    4/1/2011     10.625
6731945769     740,000.00      740,000.00     C/O Refi     Stated       1,200,000.00    5/1/2011         12
6734347286     492,000.00      492,000.00     Purchase     Stated         625,000.00    5/1/2011         11
6735788355     506,250.00      506,250.00     Purchase     Stated         675,000.00    5/1/2011      11.25
6742991067     436,000.00      436,000.00     Purchase     Standard       545,000.00    5/1/2011      11.25
6775898932     460,000.00      460,000.00     Purchase     Stated         755,000.00    4/1/2011     10.875
6780695935     576,000.00      576,000.00     Purchase     Standard       720,000.00    5/1/2011     11.375
6790297417     508,125.00      508,125.00     Purchase     Stated         678,000.00    5/1/2011      11.75
6794435831     488,000.00      488,000.00     Purchase     Standard       610,000.00    5/1/2011      10.75
6804417225   1,705,000.00    1,705,000.00     C/O Refi     Standard     8,000,000.00    5/1/2011       12.5
6806287964     520,000.00      520,000.00     Purchase     Standard       650,000.00    4/1/2011     11.125
6808595133     500,000.00      499,993.64     R/T Refi     Stated         650,000.00    4/1/2011      11.75
6817139162     476,339.00      476,339.00     Purchase     Stated         804,000.00    4/1/2011      11.25
6819050235     640,000.00      640,000.00     R/T Refi     Stated         800,000.00    4/1/2011     11.375
6843222396   2,240,000.00    2,240,000.00     C/O Refi     Stated       2,800,000.00    5/1/2011     12.375
6851756533     595,000.00      595,000.00     Purchase     Stated         850,000.00    5/1/2011     11.375
6864995862     464,000.00      464,000.00     Purchase     Stated         670,000.00    5/1/2011       11.5
6886149639     520,000.00      520,000.00     Purchase     Standard       668,000.00    4/1/2011     10.875
6888454441     608,300.00      608,300.00     R/T Refi     Stated         870,000.00    5/1/2011      10.75
6888546725     780,000.00      780,000.00     Purchase     Stated         975,000.00    5/1/2011       11.5
6908333096     933,750.00      933,750.00     R/T Refi     Stated       1,245,000.00    4/1/2011      11.75
6912207237     543,750.00      543,750.00     Purchase     Stated         725,000.00    4/1/2011     11.375
6912913248     560,000.00      560,000.00     Purchase     Standard       700,000.00    5/1/2011      11.25
6920597363     504,000.00      504,000.00     Purchase     Stated         632,900.00    4/1/2011     10.875
6952429964     509,992.00      509,992.00     Purchase     Standard       645,000.00    4/1/2011     11.875
6976135191     480,000.00      480,000.00     C/O Refi     Stated         600,000.00    5/1/2011      11.25
6986253687     499,000.00      498,559.74     Purchase     Stated         799,000.00    4/1/2011     11.625
6991647709     472,000.00      471,552.14     Purchase     Stated         590,000.00    4/1/2011      11.25
6996534027     305,600.00      305,600.00     Purchase     Standard       382,000.00    4/1/2011         11
6037942742     500,000.00      500,000.00     Purchase     Stated         735,000.00    4/1/2011     11.125
6043238127     198,000.00      197,641.03     Purchase     Stated         240,000.00    3/1/2011       11.5
6047772550     162,000.00      161,713.34     Purchase     Stated         245,000.00    3/1/2011     11.625
6055200585     390,000.00      390,000.00     Purchase     Stated         520,000.00    3/1/2011       10.5
6057100171   1,069,000.00    1,069,000.00     R/T Refi     Stated       1,340,000.00   12/1/2010         11
6069644794     472,000.00      472,000.00     Purchase     Standard       590,000.00    4/1/2011     11.375
6070046658     115,200.00      114,947.22     Purchase     Reduced        145,000.00    3/1/2011       10.5
6085214333     440,000.00      439,979.00     R/T Refi     Stated       1,300,000.00    3/1/2011     10.125
6087295744     539,000.00      539,000.00     Purchase     Stated         839,000.00    4/1/2011         11
6095465370   1,300,000.00    1,300,000.00     C/O Refi     Standard     2,400,000.00    4/1/2011      10.75
6099092659     487,500.00      487,500.00     Purchase     Stated         650,000.00    3/1/2011      11.25
6107211200   1,500,000.00    1,500,000.00     Purchase     Stated       2,000,000.00    1/1/2011     10.875
6124222321     168,000.00      168,000.00     Purchase     Stated         215,000.00    4/1/2011     11.375
6129941503     275,000.00      272,240.78     Purchase     Stated         565,000.00    8/1/2010       10.5
6130195040     436,280.00      436,280.00     Purchase     Standard       546,000.00    4/1/2011     11.125
6151651343     637,500.00      635,761.67     Purchase     Stated         900,000.00    2/1/2011       11.5
6154434762     128,186.00      127,959.18     Purchase     Stated         162,000.00    3/1/2011     11.625
6159009809     565,000.00      564,501.51     C/O Refi     Stated         875,000.00    4/1/2011     11.625
6159302196     184,000.00      183,833.66     Purchase     Standard       230,000.00    4/1/2011       11.5
6163421156     548,000.00      548,000.00     Purchase     Standard       685,000.00    3/1/2011     10.625
6166411972     232,000.00      231,636.94     Purchase     Stated         384,000.00    3/1/2011      12.25
6167804415     288,000.00      287,425.15     Purchase     Standard       360,000.00    3/1/2011         11
6174302049     940,000.00      939,170.65     Purchase     Stated       1,175,000.00    4/1/2011     11.625
6174984457     200,700.00      200,518.56     Purchase     Stated         223,000.00    4/1/2011       11.5
6176561410     520,000.00      518,911.58     Purchase     Stated         670,000.00    3/1/2011      10.75
6176742408     195,688.00      195,258.62     Purchase     Standard       246,000.00    3/1/2011       10.5
6180606839     494,000.00      493,584.98     Purchase     Stated         660,000.00    4/1/2011     11.875
6198951920     279,200.00      276,221.26     Purchase     Stated         371,000.00    7/1/2010      10.75
6236711864     556,000.00      556,000.00     Purchase     Standard       695,000.00    4/1/2011       11.5
6256733335     431,200.00      431,200.00     Purchase     Standard       540,000.00    4/1/2011     11.625
6273735594     500,000.00      498,603.31     Purchase     Stated         968,500.00    2/1/2011     11.375
6275087804   2,472,000.00    2,472,000.00     Purchase     Standard     3,090,000.00    4/1/2011     11.625
6280822070     792,000.00      792,000.00     Purchase     Standard       990,000.00    4/1/2011     11.375
6283636709     671,200.00      671,200.00     Purchase     Standard       839,000.00    3/1/2011     11.375
6288617928   2,056,000.00    2,052,782.55     Purchase     Standard     2,900,000.00    3/1/2011      12.25
6290350013      63,200.00       63,154.25     Purchase     Stated          79,000.00    4/1/2011     12.625
6293599038     241,015.00      240,763.36     Purchase     Standard       254,000.00    4/1/2011      10.75
6306569416   2,800,000.00    2,800,000.00     C/O Refi     Standard     4,380,800.00    3/1/2011     10.875
6313861137     487,200.00      486,316.73     Purchase     Stated         700,000.00    3/1/2011       11.5
6321265305     574,425.00      574,425.00     Purchase     Stated         766,000.00    3/1/2011     11.125
6328383440     240,653.00      239,795.69     Purchase     Stated         312,000.00    1/1/2011     11.625
6343372972     510,000.00      510,000.00     Purchase     Stated         680,000.00    4/1/2011     10.875
6365611331     440,000.00      440,000.00     Purchase     Standard       562,000.00    3/1/2011       11.5
6369208290     496,000.00      496,000.00     Purchase     Stated         627,000.00    4/1/2011     11.625
6380416021     494,800.00      494,800.00     C/O Refi     Stated         860,000.00    3/1/2011     11.375
6388521335     510,000.00      510,000.00     C/O Refi     Stated         935,000.00    3/1/2011     11.125
6411833798     150,000.00      149,854.21     C/O Refi     Standard       525,000.00    4/1/2011     11.125
6414650751   1,000,000.00    1,000,000.00     C/O Refi     Stated       2,000,000.00    4/1/2011     10.625
6415319687   3,000,000.00    3,000,000.00     C/O Refi     Standard     4,000,000.00    4/1/2011     11.625
6422210945     555,200.00      555,200.00     Purchase     Standard       695,000.00    4/1/2011     10.875
6426301377     491,840.00      491,840.00     Purchase     Standard       615,000.00    4/1/2011      10.75
6450097065     495,000.00      494,518.88     R/T Refi     Stated         620,000.00    4/1/2011     11.125
6473483029     259,920.00      259,920.00     Purchase     Standard       327,000.00    4/1/2011     10.375
6475698392     452,000.00      452,000.00     Purchase     Stated         585,000.00    3/1/2011     11.375
6487991629     476,000.00      476,000.00     Purchase     Standard       595,000.00    4/1/2011     11.125
6511165398     990,000.00      990,000.00     R/T Refi     Stated       2,250,000.00    4/1/2011     11.875
6512951473     640,000.00      639,377.96     R/T Refi     Stated         800,000.00    4/1/2011     11.125
6515533070     560,009.00      560,009.00     Purchase     Stated         720,000.00    4/1/2011       11.5
6522318044     429,000.00      429,000.00     C/O Refi     Stated         590,000.00    3/1/2011     11.375
6522847133     105,600.00      105,417.65     Purchase     Standard       132,000.00    3/1/2011      11.75
6529297985     675,000.00      674,359.52     R/T Refi     Stated       1,000,000.00    4/1/2011      11.25
6536284570     519,000.00      518,059.08     C/O Refi     Stated         875,000.00    3/1/2011       11.5
6538482263   1,400,000.00    1,396,089.26     C/O Refi     Stated       2,050,000.00    2/1/2011     11.375
6539733425     225,000.00      224,796.59     C/O Refi     Stated         351,000.00    4/1/2011       11.5
6539773264     532,000.00      532,000.00     Purchase     Standard       695,000.00    4/1/2011     10.375
6544360008     146,400.00      146,243.48     Purchase     Stated         183,000.00    4/1/2011     10.625
6568609801     103,200.00      101,068.19     Purchase     Stated         131,000.00   12/1/2009     10.125
6579699726     193,500.00      193,329.27     Purchase     Stated         220,000.00    4/1/2011     11.625
6588615531     267,849.00      265,849.00     Purchase     Stated         335,000.00    3/1/2011     12.625
6601334078     452,800.00      452,800.00     Purchase     Standard       566,000.00    3/1/2011         11
6604308046     618,750.00      618,750.00     Purchase     Stated         825,000.00    3/1/2011         12
6609391450   1,190,000.00    1,190,000.00     R/T Refi     Stated       1,700,000.00    4/1/2011       11.5
6610728674     456,000.00      456,000.00     R/T Refi     Stated         705,000.00    4/1/2011      11.25
6621436655   2,400,000.00    2,396,128.67     Purchase     Standard     3,100,000.00    3/1/2011       11.5
6633119091     440,000.00      440,000.00     Purchase     Standard       610,000.00    4/1/2011       11.5
6635666065     396,000.00      396,000.00     Purchase     Standard       495,000.00    4/1/2011     10.875
6646895687     452,000.00      452,000.00     C/O Refi     Stated         565,000.00    4/1/2011         12
6663011952     600,000.00      598,912.24     Purchase     Stated         770,000.00    3/1/2011       11.5
6664502603     280,000.00      275,260.75     C/O Refi     Stated         360,000.00    1/1/2010     10.875
6678784866     520,000.00      519,123.77     C/O Refi     Standard       650,000.00    3/1/2011     11.875
6682239766   1,750,000.00    1,750,000.00     C/O Refi     Standard     2,310,000.00    3/1/2011     11.375
6682620817     984,000.00      984,000.00     Purchase     Standard     1,230,000.00    4/1/2011     11.125
6690191850     212,800.00      212,800.00     Purchase     Reduced        270,000.00    4/1/2011     10.875
6715148315     436,000.00      435,906.90     Purchase     Standard       550,000.00    3/1/2011     10.125
6724953887     459,414.00      459,414.00     Purchase     Standard       575,000.00    3/1/2011      10.75
6737564101   1,200,000.00    1,200,000.00     Purchase     Stated       1,600,000.00    3/1/2011     11.625
6764313042     520,000.00      520,000.00     Purchase     Standard       730,000.00    3/1/2011      11.25
6767281527     637,500.00      636,951.12     C/O Refi     Stated         850,000.00    4/1/2011      11.75
6770484027     430,000.00      430,000.00     Purchase     Stated         587,000.00    3/1/2011         11
6772124365     444,000.00      444,000.00     C/O Refi     Stated         770,000.00    4/1/2011      11.75
6781407124     543,920.00      543,870.00     Purchase     Standard       680,000.00    3/1/2011      10.75
6786815982     691,875.00      691,152.63     Purchase     Stated         923,000.00    4/1/2011      10.75
6789892863     342,780.00      342,780.00     Purchase     Stated         825,000.00    4/1/2011     11.375
6797303911     580,000.00      578,948.50     C/O Refi     Stated         725,000.00    3/1/2011       11.5
6801474674     500,000.00      500,000.00     Purchase     Stated         696,000.00    4/1/2011     11.625
6834405299   1,286,250.00    1,286,250.00     R/T Refi     Standard     1,725,000.00    3/1/2011     11.875
6839202113     538,400.00      538,400.00     Purchase     Standard       675,000.00    4/1/2011     11.625
6842327527     590,000.00      590,000.00     Purchase     Stated         850,000.00    4/1/2011     11.125
6846810163     423,000.00      423,000.00     R/T Refi     Stated         625,000.00    3/1/2011     10.875
6847248959     506,000.00      504,889.76     C/O Refi     Stated         675,000.00    3/1/2011       10.5
6848749385     209,499.00      209,119.19     Purchase     Stated         280,000.00    6/1/2010       11.5
6851179090     500,000.00      500,000.00     C/O Refi     Stated       1,075,000.00    3/1/2011     11.875
6854973044     473,896.00      473,896.00     Purchase     Stated         593,000.00    4/1/2011     11.125
6873857624     480,000.00      479,533.46     R/T Refi     Stated         600,000.00    4/1/2011     11.125
6874660563     440,000.00      440,000.00     Purchase     Standard       550,000.00    3/1/2011     11.375
6879839824      72,000.00       71,933.31     Purchase     Standard       120,000.00    4/1/2011     11.375
6883675917     261,600.00      261,159.18     Purchase     Stated         327,000.00    3/1/2011     11.875
6889618168     460,000.00      460,000.00     Purchase     Standard       575,000.00    3/1/2011       10.5
6897715808     450,000.00      449,621.95     C/O Refi     Stated         600,000.00    4/1/2011     11.875
6913633738     480,000.00      479,850.00     Purchase     Stated         620,000.00    3/1/2011         11
6932946350     725,000.00      723,748.06     C/O Refi     Stated       1,150,000.00    3/1/2011      11.75
6933562693     652,000.00      652,000.00     Purchase     Standard       815,000.00    3/1/2011      11.25
6937475728     500,000.00      500,000.00     C/O Refi     Stated         670,000.00    4/1/2011      12.25
6939458821     536,250.00      536,250.00     Purchase     Stated         715,000.00    4/1/2011      11.25
6945244934     560,000.00      560,000.00     Purchase     Standard       700,000.00    3/1/2011     10.875
6955801177     420,500.00      420,500.00     R/T Refi     Stated         640,000.00    3/1/2011       11.5
6963678286     503,200.00      503,200.00     R/T Refi     Stated         720,000.00    3/1/2011         11
6964133216     171,750.00      171,605.70     Purchase     Stated         245,000.00    4/1/2011     11.875
6969797288     500,000.00      500,000.00     Purchase     Stated         675,000.00    3/1/2011     11.125
6975089332     520,000.00      520,000.00     Purchase     Stated         650,000.00    4/1/2011     10.125
6981054908     650,000.00      650,000.00     C/O Refi     Stated       1,350,000.00    4/1/2011     12.125
6989098188   3,000,000.00    2,997,221.40     Purchase     Standard     3,750,000.00    4/1/2011     11.375
6999476226     744,000.00      744,000.00     Purchase     Standard       930,000.00    3/1/2011     11.125
6752109576     210,000.00      209,951.87     Purchase     Stated         285,000.00   11/1/2010       10.5

LOANID        FLOOR  CAPINT    MARGIN   INDEX             ODATE     SERVICER
------------------------------------------------------------------------------------

3303888899    2.25        2      2.25   12 MO LIBOR     3/10/2006   Bank of America
3303926566    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
3303991453    2.25        2      2.25   12 MO LIBOR      4/5/2006   Bank of America
3304028107    2.25        2      2.25   12 MO LIBOR      4/5/2006   Bank of America
3304061454    2.25        2      2.25   12 MO LIBOR     4/21/2006   Bank of America
3304093614    2.25        2      2.25   12 MO LIBOR     3/25/2006   Bank of America
3304098787    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
3304104726    2.25        2      2.25   12 MO LIBOR     4/25/2006   Bank of America
3304107679    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
3304140472    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6005763344    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6011031595    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6014251430    2.25        2      2.25   12 MO LIBOR     4/17/2006   Bank of America
6018072626    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6019663761    2.25        2      2.25   12 MO LIBOR     4/18/2006   Bank of America
6022430117    2.25        2      2.25   12 MO LIBOR     3/13/2006   Bank of America
6028517503    2.25        2      2.25   12 MO LIBOR      4/6/2006   Bank of America
6030103003    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6031267906    2.25        2      2.25   12 MO LIBOR    12/29/2005   Bank of America
6033141836    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6040398304    2.25        2      2.25   12 MO LIBOR    11/30/2005   Bank of America
6046192883    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6055002668    2.25        2      2.25   12 MO LIBOR     4/18/2006   Bank of America
6056169326    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6059817012    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6061588866    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6063116211    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6064068163    2.25        2      2.25   12 MO LIBOR     3/17/2006   Bank of America
6066919306    2.25        2      2.25   12 MO LIBOR     3/16/2006   Bank of America
6069369913    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6069483110    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6071207929    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6071228685    2.25        2      2.25   12 MO LIBOR     2/27/2006   Bank of America
6073634401    2.25        2      2.25   12 MO LIBOR     4/17/2006   Bank of America
6076176061    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6076257366    2.25        2      2.25   12 MO LIBOR      4/6/2006   Bank of America
6077164959    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6080505032    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6081872381    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6093795745    2.25        2      2.25   12 MO LIBOR     4/20/2006   Bank of America
6094226898    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6098422220    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6103645195    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6105073339    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6108181857    2.25        2      2.25   12 MO LIBOR     4/11/2006   Bank of America
6109628013    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6112058638    2.25        2      2.25   12 MO LIBOR      4/6/2006   Bank of America
6112584955    2.25        2      2.25   12 MO LIBOR     4/11/2006   Bank of America
6117651940    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6117923489    2.25        2      2.25   12 MO LIBOR     11/1/2004   Bank of America
6118075339    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6118661948    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6122795336    2.25        2      2.25   12 MO LIBOR     10/6/2005   Bank of America
6123343805    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6133810421    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6134897450    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6136672471    2.25        2      2.25   12 MO LIBOR      4/6/2006   Bank of America
6137414907    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6138340648    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6139130683    2.25        2      2.25   12 MO LIBOR     4/12/2006   Bank of America
6139806092    2.25        2      2.25   12 MO LIBOR      3/1/2006   Bank of America
6144999726    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6150076252    2.25        2      2.25   12 MO LIBOR    10/27/2005   Bank of America
6151240204    2.25        2      2.25   12 MO LIBOR     9/15/2005   Bank of America
6154416868    2.25        2      2.25   12 MO LIBOR     9/16/2005   Bank of America
6155151589    2.25        2      2.25   12 MO LIBOR     4/13/2006   Bank of America
6159118444    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6159119988    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6163251538    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6165759181    2.25        2      2.25   12 MO LIBOR      4/5/2006   Bank of America
6166869815    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6173452803    2.25        2      2.25   12 MO LIBOR     12/6/2005   Bank of America
6173455400    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6175137550    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6175258505    2.25        2      2.25   12 MO LIBOR      4/6/2006   Bank of America
6176911565    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6183536181    2.25        2      2.25   12 MO LIBOR     3/17/2006   Bank of America
6185851919    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6194023393    2.25        2      2.25   12 MO LIBOR    12/22/2005   Bank of America
6196558388    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6202323819    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6203470684    2.25        2      2.25   12 MO LIBOR      4/5/2006   Bank of America
6206438860    2.25        2      2.25   12 MO LIBOR     3/20/2006   Bank of America
6209001475    2.25        2      2.25   12 MO LIBOR     3/16/2006   Bank of America
6211463515    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6216677622    2.25        2      2.25   12 MO LIBOR      3/8/2006   Bank of America
6217779641    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6218491972    2.25        2      2.25   12 MO LIBOR     9/16/2005   Bank of America
6219247589    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6221514950    2.25        2      2.25   12 MO LIBOR     4/11/2006   Bank of America
6223978948    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6224611159    2.25        2      2.25   12 MO LIBOR     4/21/2006   Bank of America
6230765817    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6231172013    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6235967384    2.25        2      2.25   12 MO LIBOR     11/1/2005   Bank of America
6241207882    2.25        2      2.25   12 MO LIBOR     4/17/2006   Bank of America
6242009717    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6243238489    2.25        2      2.25   12 MO LIBOR      4/1/2006   Bank of America
6249536308    2.25        2      2.25   12 MO LIBOR     8/12/2005   Bank of America
6257171501    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6259824552    2.25        2      2.25   12 MO LIBOR     4/21/2006   Bank of America
6270868919    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6270919589    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6271164334    2.25        2      2.25   12 MO LIBOR     3/17/2006   Bank of America
6275025481    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6276772081    2.25        2      2.25   12 MO LIBOR     9/20/2005   Bank of America
6277089261    2.25        2      2.25   12 MO LIBOR     4/20/2006   Bank of America
6277225568    2.25        2      2.25   12 MO LIBOR     3/21/2006   Bank of America
6277831704    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6279800327    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6281337284    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6281359890    2.25        2      2.25   12 MO LIBOR     3/14/2006   Bank of America
6285260482    2.25        2      2.25   12 MO LIBOR     4/20/2006   Bank of America
6294810699    2.25        2      2.25   12 MO LIBOR      4/5/2006   Bank of America
6297662501    2.25        2      2.25   12 MO LIBOR     3/10/2006   Bank of America
6300127757    2.25        2      2.25   12 MO LIBOR    12/23/2005   Bank of America
6300204457    2.25        2      2.25   12 MO LIBOR     4/21/2006   Bank of America
6303269671    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6305888494    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6306123958    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6307829462    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6308837290    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6312024331    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6314758282    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6318676118    2.25        2      2.25   12 MO LIBOR     4/13/2006   Bank of America
6319748866    2.25        2      2.25   12 MO LIBOR      4/1/2006   Bank of America
6320387845    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6322007250    2.25        2      2.25   12 MO LIBOR      4/5/2006   Bank of America
6332980520    2.25        2      2.25   12 MO LIBOR     4/19/2006   Bank of America
6333293378    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6335417991    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6337433673    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6340994497    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6342974562    2.25        2      2.25   12 MO LIBOR     4/11/2006   Bank of America
6346505768    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6346965657    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6348334183    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6356135167    2.25        2      2.25   12 MO LIBOR     4/11/2006   Bank of America
6362170562    2.25        2      2.25   12 MO LIBOR     3/17/2006   Bank of America
6363374437    2.25        2      2.25   12 MO LIBOR     4/18/2006   Bank of America
6368611254    2.25        2      2.25   12 MO LIBOR     4/19/2006   Bank of America
6373067989    2.25        2      2.25   12 MO LIBOR     3/14/2006   Bank of America
6376325418    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6381224945    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6382613732    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6384860679    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6386955139    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6390136056    2.25        2      2.25   12 MO LIBOR     3/20/2006   Bank of America
6393199242    2.25        2      2.25   12 MO LIBOR     4/17/2006   Bank of America
6399017455    2.25        2      2.25   12 MO LIBOR      4/5/2006   Bank of America
6401229403    2.25        2      2.25   12 MO LIBOR      4/1/2006   Bank of America
6406561131    2.25        2      2.25   12 MO LIBOR      4/6/2006   Bank of America
6412051119    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6413448025    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6416625769    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6424585435    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6430097995    2.25        2      2.25   12 MO LIBOR     3/17/2006   Bank of America
6434297096    2.25        2      2.25   12 MO LIBOR     4/17/2006   Bank of America
6434720279    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6435814675    2.25        2      2.25   12 MO LIBOR     4/18/2006   Bank of America
6437003392    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6438753375    2.25        2      2.25   12 MO LIBOR     4/21/2006   Bank of America
6440248976    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6441655658    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6441940761    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6443004681    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6453749795    2.25        2      2.25   12 MO LIBOR     4/12/2006   Bank of America
6460798587    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6464534541    2.25        2      2.25   12 MO LIBOR      4/5/2006   Bank of America
6468207862    2.25        2      2.25   12 MO LIBOR     8/26/2005   Bank of America
6468534208    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6471123577    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6471634797    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6475660475    2.25        2      2.25   12 MO LIBOR     4/13/2006   Bank of America
6476834533    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6477642018    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6480104584    2.25        2      2.25   12 MO LIBOR     3/14/2006   Bank of America
6480698478    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6481799234    2.25        2      2.25   12 MO LIBOR     4/19/2006   Bank of America
6488620490    2.25        2      2.25   12 MO LIBOR     4/11/2006   Bank of America
6489592755    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6496876324    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6499073473    2.25        2      2.25   12 MO LIBOR     4/17/2006   Bank of America
6499822408    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6500037343    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6500841033    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6506269460    2.25        2      2.25   12 MO LIBOR      4/1/2006   Bank of America
6511733377    2.25        2      2.25   12 MO LIBOR     4/11/2006   Bank of America
6512901734    2.25        2      2.25   12 MO LIBOR     4/12/2006   Bank of America
6513889144    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6514164158    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6520929008    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6525955388    2.25        2      2.25   12 MO LIBOR    12/16/2005   Bank of America
6531821665    2.25        2      2.25   12 MO LIBOR      3/6/2006   Bank of America
6533668460    2.25        2      2.25   12 MO LIBOR     4/13/2006   Bank of America
6535186271    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6538691798    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6543306838    2.25        2      2.25   12 MO LIBOR     3/20/2006   Bank of America
6543824707    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6546172484    2.25        2      2.25   12 MO LIBOR     4/18/2006   Bank of America
6547753449    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6550857574    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6553333722    2.25        2      2.25   12 MO LIBOR     4/17/2006   Bank of America
6558682602    2.25        2      2.25   12 MO LIBOR     4/20/2006   Bank of America
6565253520    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6569485037    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6570415585    2.25        2      2.25   12 MO LIBOR     4/12/2006   Bank of America
6575016362    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6576603663    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6576774308    2.25        2      2.25   12 MO LIBOR     4/18/2006   Bank of America
6579102036    2.25        2      2.25   12 MO LIBOR     4/11/2006   Bank of America
6587102614    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6588731908    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6588780871    2.25        2      2.25   12 MO LIBOR     3/13/2006   Bank of America
6590477805    2.25        2      2.25   12 MO LIBOR      3/4/2006   Bank of America
6591291973    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6595344323    2.25        2      2.25   12 MO LIBOR     4/13/2006   Bank of America
6595781250    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6603417426    2.25        2      2.25   12 MO LIBOR      9/8/2005   Bank of America
6607593321    2.25        2      2.25   12 MO LIBOR      3/8/2006   Bank of America
6609697096    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6611024743    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6618210717    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6619033068    2.25        2      2.25   12 MO LIBOR      4/1/2006   Bank of America
6620057007    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6625787269    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6626190794    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6626879024    2.25        2      2.25   12 MO LIBOR     3/17/2006   Bank of America
6626929910    2.25        2      2.25   12 MO LIBOR     8/26/2005   Bank of America
6627346445    2.25        2      2.25   12 MO LIBOR     9/20/2005   Bank of America
6628852433    2.25        2      2.25   12 MO LIBOR     4/18/2006   Bank of America
6633430068    2.25        2      2.25   12 MO LIBOR     3/17/2006   Bank of America
6634533670    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6643829747    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6644315795    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6648208657    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6648772686    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6651421403    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6652407849    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6654719332    2.25        2      2.25   12 MO LIBOR     2/21/2006   Bank of America
6657057433    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6659974346    2.25        2      2.25   12 MO LIBOR     4/11/2006   Bank of America
6661006749    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6662593331    2.25        2      2.25   12 MO LIBOR     4/21/2006   Bank of America
6668499293    2.25        2      2.25   12 MO LIBOR     4/20/2006   Bank of America
6673053945    2.25        2      2.25   12 MO LIBOR     8/26/2005   Bank of America
6674819922    2.25        2      2.25   12 MO LIBOR      4/5/2006   Bank of America
6675128257    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6676159483    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6676204255    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6676358150    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6679710415    2.25        2      2.25   12 MO LIBOR     4/24/2006   Bank of America
6679924057    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6683844572    2.25        2      2.25   12 MO LIBOR     4/12/2006   Bank of America
6684572461    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6690018855    2.25        2      2.25   12 MO LIBOR      4/5/2006   Bank of America
6694065563    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6697406624    2.25        2      2.25   12 MO LIBOR      4/6/2006   Bank of America
6698808299    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6699298086    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6705229554    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6706156723    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6709202276    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6709608910    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6711841202    2.25        2      2.25   12 MO LIBOR      4/6/2006   Bank of America
6713220298    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6714755425    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6715755945    2.25        2      2.25   12 MO LIBOR      4/1/2006   Bank of America
6723737604    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6723925399    2.25        2      2.25   12 MO LIBOR     4/24/2006   Bank of America
6726918417    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6730587257    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6734177709    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6741759184    2.25        2      2.25   12 MO LIBOR     3/17/2006   Bank of America
6743355064    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6745662426    2.25        2      2.25   12 MO LIBOR      4/5/2006   Bank of America
6747196878    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6750157601    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6751844959    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6761436366    2.25        2      2.25   12 MO LIBOR    10/24/2005   Bank of America
6764430549    2.25        2      2.25   12 MO LIBOR     4/11/2006   Bank of America
6766820473    2.25        2      2.25   12 MO LIBOR      3/6/2006   Bank of America
6768962935    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6773206468    2.25        2      2.25   12 MO LIBOR      4/6/2006   Bank of America
6773644015    2.25        2      2.25   12 MO LIBOR    12/23/2005   Bank of America
6774672023    2.25        2      2.25   12 MO LIBOR      4/6/2006   Bank of America
6776581263    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6778026705    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6778490927    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6780114028    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6782668286    2.25        2      2.25   12 MO LIBOR     4/12/2006   Bank of America
6788577341    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6789096366    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6789784151    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6789898035    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6791601146    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6792565712    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6792782861    2.25        2      2.25   12 MO LIBOR     4/19/2006   Bank of America
6794515657    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6797995633    2.25        2      2.25   12 MO LIBOR     11/4/2005   Bank of America
6804015946    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6806526940    2.25        2      2.25   12 MO LIBOR    10/20/2005   Bank of America
6809859173    2.25        2      2.25   12 MO LIBOR     12/1/2005   Bank of America
6810648763    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6811107553    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6812524186    2.25        2      2.25   12 MO LIBOR     3/17/2006   Bank of America
6812954045    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6814759285    2.25        2      2.25   12 MO LIBOR    12/29/2005   Bank of America
6817207365    2.25        2      2.25   12 MO LIBOR     3/15/2006   Bank of America
6820693924    2.25        2      2.25   12 MO LIBOR      4/5/2006   Bank of America
6821799746    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6822500770    2.25        2      2.25   12 MO LIBOR     4/13/2006   Bank of America
6825228239    2.25        2      2.25   12 MO LIBOR      4/1/2006   Bank of America
6829241097    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6831814980    2.25        2      2.25   12 MO LIBOR     4/21/2006   Bank of America
6833126615    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6833770974    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6836731791    2.25        2      2.25   12 MO LIBOR    10/11/2005   Bank of America
6837270849    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6838918891    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6839367684    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6852486759    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6853193354    2.25        2      2.25   12 MO LIBOR     11/9/2005   Bank of America
6854517924    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6856562357    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6861711486    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6862586259    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6866940874    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6867135078    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6870197099    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6870808349    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6875123348    2.25        2      2.25   12 MO LIBOR     4/21/2005   Bank of America
6875424068    2.25        2      2.25   12 MO LIBOR     3/13/2006   Bank of America
6876227387    2.25        2      2.25   12 MO LIBOR     3/20/2006   Bank of America
6877542370    2.25        2      2.25   12 MO LIBOR     3/20/2006   Bank of America
6877651916    2.25        2      2.25   12 MO LIBOR     3/21/2006   Bank of America
6884861409    2.25        2      2.25   12 MO LIBOR     3/10/2006   Bank of America
6889382047    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6889664584    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6889743818    2.25        2      2.25   12 MO LIBOR     3/17/2006   Bank of America
6897701279    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6898280265    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6898602518    2.25        2      2.25   12 MO LIBOR     4/21/2006   Bank of America
6899373713    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6903209549    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6903990668    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6904901508    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6905569353    2.25        2      2.25   12 MO LIBOR    10/26/2005   Bank of America
6906293714    2.25        2      2.25   12 MO LIBOR     3/20/2006   Bank of America
6906876625    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6908318097    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6908977637    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6913035520    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6913902935    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6914382848    2.25        2      2.25   12 MO LIBOR      3/8/2006   Bank of America
6914738247    2.25        2      2.25   12 MO LIBOR     4/17/2006   Bank of America
6914886251    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6917040682    2.25        2      2.25   12 MO LIBOR     4/13/2006   Bank of America
6919061074    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6921895345    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6922179020    2.25        2      2.25   12 MO LIBOR     4/18/2006   Bank of America
6925236264    2.25        2      2.25   12 MO LIBOR     4/12/2006   Bank of America
6928855789    2.25        2      2.25   12 MO LIBOR     3/20/2006   Bank of America
6937203245    2.25        2      2.25   12 MO LIBOR     11/3/2005   Bank of America
6944623773    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6946629265    2.25        2      2.25   12 MO LIBOR     4/12/2006   Bank of America
6951017414    2.25        2      2.25   12 MO LIBOR     4/13/2006   Bank of America
6956982760    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6958939891    2.25        2      2.25   12 MO LIBOR     12/8/2005   Bank of America
6960073937    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6967157709    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6971879967    2.25        2      2.25   12 MO LIBOR     4/13/2006   Bank of America
6972243197    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6973887075    2.25        2      2.25   12 MO LIBOR     4/13/2006   Bank of America
6974395045    2.25        2      2.25   12 MO LIBOR     3/16/2006   Bank of America
6979825111    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6989626970    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6994057229    2.25        2      2.25   12 MO LIBOR     4/20/2006   Bank of America
6491372899    2.25        2      2.25   12 MO LIBOR     7/16/2004   Bank of America
6005605461    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6014629676    2.25        2      2.25   12 MO LIBOR     4/12/2006   Bank of America
6032169572    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6036971197    2.25        2      2.25   12 MO LIBOR     4/18/2006   Bank of America
6047847196    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6050976320    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6072351171    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6103846033    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6109360948    2.25        2      2.25   12 MO LIBOR     4/21/2006   Bank of America
6171394197    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6173214419    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6188745530    2.25        2      2.25   12 MO LIBOR     4/11/2006   Bank of America
6213471292    2.25        2      2.25   12 MO LIBOR     4/13/2006   Bank of America
6215158087    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6217280384    2.25        2      2.25   12 MO LIBOR     4/13/2006   Bank of America
6232555836    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6242171640    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6251853963    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6289825421    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6291552476    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6299173580    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6313892348    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6324481131    2.25        2      2.25   12 MO LIBOR     3/17/2006   Bank of America
6325421169    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6329204181    2.25        2      2.25   12 MO LIBOR      4/1/2006   Bank of America
6363478543    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6365172938    2.25        2      2.25   12 MO LIBOR      3/8/2006   Bank of America
6391602304    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6395323964    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6397627420    2.25        2      2.25   12 MO LIBOR     3/10/2006   Bank of America
6421605996    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6446065630    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6463379948    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6468148363    2.25        2      2.25   12 MO LIBOR     3/14/2006   Bank of America
6489060944    2.25        2      2.25   12 MO LIBOR     3/10/2006   Bank of America
6490973846    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6519076381    2.25        2      2.25   12 MO LIBOR     6/23/2005   Bank of America
6534957250    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6536625905    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6562130374    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6578610393    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6583709990    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6624708506    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6633933897    2.25        2      2.25   12 MO LIBOR     3/27/2006   Bank of America
6636425297    2.25        2      2.25   12 MO LIBOR     3/17/2006   Bank of America
6642149816    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6652294791    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6661408432    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6669483262    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6671150008    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6671580196    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6675677055    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6679988201    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6693585439    2.25        2      2.25   12 MO LIBOR     4/11/2006   Bank of America
6693593805    2.25        2      2.25   12 MO LIBOR     4/19/2006   Bank of America
6711812054    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6728183663    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6731945769    2.25        2      2.25   12 MO LIBOR      4/7/2006   Bank of America
6734347286    2.25        2      2.25   12 MO LIBOR     4/18/2006   Bank of America
6735788355    2.25        2      2.25   12 MO LIBOR     4/11/2006   Bank of America
6742991067    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6775898932    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6780695935    2.25        2      2.25   12 MO LIBOR     4/21/2006   Bank of America
6790297417    2.25        2      2.25   12 MO LIBOR     4/13/2006   Bank of America
6794435831    2.25        2      2.25   12 MO LIBOR     4/13/2006   Bank of America
6804417225    2.25        2      2.25   12 MO LIBOR     3/31/2006   Bank of America
6806287964    2.25        2      2.25   12 MO LIBOR     3/16/2006   Bank of America
6808595133    2.25        2      2.25   12 MO LIBOR      4/3/2006   Bank of America
6817139162    2.25        2      2.25   12 MO LIBOR      3/7/2006   Bank of America
6819050235    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6843222396    2.25        2      2.25   12 MO LIBOR      4/6/2006   Bank of America
6851756533    2.25        2      2.25   12 MO LIBOR     3/30/2006   Bank of America
6864995862    2.25        2      2.25   12 MO LIBOR     4/20/2006   Bank of America
6886149639    2.25        2      2.25   12 MO LIBOR      3/7/2006   Bank of America
6888454441    2.25        2      2.25   12 MO LIBOR      4/4/2006   Bank of America
6888546725    2.25        2      2.25   12 MO LIBOR      4/1/2006   Bank of America
6908333096    2.25        2      2.25   12 MO LIBOR     3/15/2006   Bank of America
6912207237    2.25        2      2.25   12 MO LIBOR     3/21/2006   Bank of America
6912913248    2.25        2      2.25   12 MO LIBOR     4/14/2006   Bank of America
6920597363    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6952429964    2.25        2      2.25   12 MO LIBOR     3/28/2006   Bank of America
6976135191    2.25        2      2.25   12 MO LIBOR     4/10/2006   Bank of America
6986253687    2.25        2      2.25   12 MO LIBOR     3/29/2006   Bank of America
6991647709    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6996534027    2.25        2      2.25   12 MO LIBOR     3/23/2006   Bank of America
6037942742    2.25        2      2.25   12 MO LIBOR      3/2/2006   Bank of America
6043238127    2.25        2      2.25   12 MO LIBOR     2/28/2006   Bank of America
6047772550    2.25        2      2.25   12 MO LIBOR     2/28/2006   Bank of America
6055200585    2.25        2      2.25   12 MO LIBOR     2/24/2006   Bank of America
6057100171    2.25        2      2.25   12 MO LIBOR    11/22/2005   Bank of America
6069644794    2.25        2      2.25   12 MO LIBOR     3/10/2006   Bank of America
6070046658    2.25        2      2.25   12 MO LIBOR     2/24/2006   Bank of America
6085214333    2.25        2      2.25   12 MO LIBOR     2/17/2006   Bank of America
6087295744    2.25        2      2.25   12 MO LIBOR      3/6/2006   Bank of America
6095465370    2.25        2      2.25   12 MO LIBOR     3/13/2006   Bank of America
6099092659    2.25        2      2.25   12 MO LIBOR     2/13/2006   Bank of America
6107211200    2.25        2      2.25   12 MO LIBOR    12/16/2005   Bank of America
6124222321    2.25        2      2.25   12 MO LIBOR     3/17/2006   Bank of America
6129941503    2.25        2      2.25   12 MO LIBOR     7/28/2005   Bank of America
6130195040    2.25        2      2.25   12 MO LIBOR     3/15/2006   Bank of America
6151651343    2.25        2      2.25   12 MO LIBOR     1/18/2006   Bank of America
6154434762    2.25        2      2.25   12 MO LIBOR      3/1/2006   Bank of America
6159009809    2.25        2      2.25   12 MO LIBOR      3/7/2006   Bank of America
6159302196    2.25        2      2.25   12 MO LIBOR      3/9/2006   Bank of America
6163421156    2.25        2      2.25   12 MO LIBOR      2/7/2006   Bank of America
6166411972    2.25        2      2.25   12 MO LIBOR     2/28/2006   Bank of America
6167804415    2.25        2      2.25   12 MO LIBOR     2/28/2006   Bank of America
6174302049    2.25        2      2.25   12 MO LIBOR     3/14/2006   Bank of America
6174984457    2.25        2      2.25   12 MO LIBOR      3/3/2006   Bank of America
6176561410    2.25        2      2.25   12 MO LIBOR     2/17/2006   Bank of America
6176742408    2.25        2      2.25   12 MO LIBOR     2/14/2006   Bank of America
6180606839    2.25        2      2.25   12 MO LIBOR     3/20/2006   Bank of America
6198951920    2.25        2      2.25   12 MO LIBOR     6/14/2005   Bank of America
6236711864    2.25        2      2.25   12 MO LIBOR     3/20/2006   Bank of America
6256733335    2.25        2      2.25   12 MO LIBOR      3/2/2006   Bank of America
6273735594    2.25        2      2.25   12 MO LIBOR     1/24/2006   Bank of America
6275087804    2.25        2      2.25   12 MO LIBOR     3/14/2006   Bank of America
6280822070    2.25        2      2.25   12 MO LIBOR     2/23/2006   Bank of America
6283636709    2.25        2      2.25   12 MO LIBOR     2/23/2006   Bank of America
6288617928    2.25        2      2.25   12 MO LIBOR     2/24/2006   Bank of America
6290350013    2.25        2      2.25   12 MO LIBOR      3/7/2006   Bank of America
6293599038    2.25        2      2.25   12 MO LIBOR     3/14/2006   Bank of America
6306569416    2.25        2      2.25   12 MO LIBOR     2/17/2006   Bank of America
6313861137    2.25        2      2.25   12 MO LIBOR     2/22/2006   Bank of America
6321265305    2.25        2      2.25   12 MO LIBOR     2/17/2006   Bank of America
6328383440    2.25        2      2.25   12 MO LIBOR     12/2/2005   Bank of America
6343372972    2.25        2      2.25   12 MO LIBOR      3/8/2006   Bank of America
6365611331    2.25        2      2.25   12 MO LIBOR     2/28/2006   Bank of America
6369208290    2.25        2      2.25   12 MO LIBOR     3/14/2006   Bank of America
6380416021    2.25        2      2.25   12 MO LIBOR     2/22/2006   Bank of America
6388521335    2.25        2      2.25   12 MO LIBOR     2/10/2006   Bank of America
6411833798    2.25        2      2.25   12 MO LIBOR      3/9/2006   Bank of America
6414650751    2.25        2      2.25   12 MO LIBOR     3/14/2006   Bank of America
6415319687    2.25        2      2.25   12 MO LIBOR      3/1/2006   Bank of America
6422210945    2.25        2      2.25   12 MO LIBOR      3/7/2006   Bank of America
6426301377    2.25        2      2.25   12 MO LIBOR     3/21/2006   Bank of America
6450097065    2.25        2      2.25   12 MO LIBOR      3/9/2006   Bank of America
6473483029    2.25        2      2.25   12 MO LIBOR     3/16/2006   Bank of America
6475698392    2.25        2      2.25   12 MO LIBOR     2/24/2006   Bank of America
6487991629    2.25        2      2.25   12 MO LIBOR      3/9/2006   Bank of America
6511165398    2.25        2      2.25   12 MO LIBOR      3/3/2006   Bank of America
6512951473    2.25        2      2.25   12 MO LIBOR      3/9/2006   Bank of America
6515533070    2.25        2      2.25   12 MO LIBOR      3/3/2006   Bank of America
6522318044    2.25        2      2.25   12 MO LIBOR     2/14/2006   Bank of America
6522847133    2.25        2      2.25   12 MO LIBOR     2/28/2006   Bank of America
6529297985    2.25        2      2.25   12 MO LIBOR      3/1/2006   Bank of America
6536284570    2.25        2      2.25   12 MO LIBOR     2/21/2006   Bank of America
6538482263    2.25        2      2.25   12 MO LIBOR     1/19/2006   Bank of America
6539733425    2.25        2      2.25   12 MO LIBOR     2/27/2006   Bank of America
6539773264    2.25        2      2.25   12 MO LIBOR     3/24/2006   Bank of America
6544360008    2.25        2      2.25   12 MO LIBOR      3/6/2006   Bank of America
6568609801    2.25        2      2.25   12 MO LIBOR    11/29/2004   Bank of America
6579699726    2.25        2      2.25   12 MO LIBOR      3/2/2006   Bank of America
6588615531    2.25        2      2.25   12 MO LIBOR     2/28/2006   Bank of America
6601334078    2.25        2      2.25   12 MO LIBOR      2/1/2006   Bank of America
6604308046    2.25        2      2.25   12 MO LIBOR     2/16/2006   Bank of America
6609391450    2.25        2      2.25   12 MO LIBOR      3/9/2006   Bank of America
6610728674    2.25        2      2.25   12 MO LIBOR     3/10/2006   Bank of America
6621436655    2.25        2      2.25   12 MO LIBOR      2/8/2006   Bank of America
6633119091    2.25        2      2.25   12 MO LIBOR     3/10/2006   Bank of America
6635666065    2.25        2      2.25   12 MO LIBOR     3/10/2006   Bank of America
6646895687    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6663011952    2.25        2      2.25   12 MO LIBOR     2/28/2006   Bank of America
6664502603    2.25        2      2.25   12 MO LIBOR    12/22/2004   Bank of America
6678784866    2.25        2      2.25   12 MO LIBOR     2/15/2006   Bank of America
6682239766    2.25        2      2.25   12 MO LIBOR      2/2/2006   Bank of America
6682620817    2.25        2      2.25   12 MO LIBOR      3/7/2006   Bank of America
6690191850    2.25        2      2.25   12 MO LIBOR     3/14/2006   Bank of America
6715148315    2.25        2      2.25   12 MO LIBOR     2/24/2006   Bank of America
6724953887    2.25        2      2.25   12 MO LIBOR     2/23/2006   Bank of America
6737564101    2.25        2      2.25   12 MO LIBOR     2/16/2006   Bank of America
6764313042    2.25        2      2.25   12 MO LIBOR     2/16/2006   Bank of America
6767281527    2.25        2      2.25   12 MO LIBOR      3/8/2006   Bank of America
6770484027    2.25        2      2.25   12 MO LIBOR     2/24/2006   Bank of America
6772124365    2.25        2      2.25   12 MO LIBOR      3/2/2006   Bank of America
6781407124    2.25        2      2.25   12 MO LIBOR     2/28/2006   Bank of America
6786815982    2.25        2      2.25   12 MO LIBOR      3/2/2006   Bank of America
6789892863    2.25        2      2.25   12 MO LIBOR      3/3/2006   Bank of America
6797303911    2.25        2      2.25   12 MO LIBOR      3/6/2006   Bank of America
6801474674    2.25        2      2.25   12 MO LIBOR     3/21/2006   Bank of America
6834405299    2.25        2      2.25   12 MO LIBOR     2/22/2006   Bank of America
6839202113    2.25        2      2.25   12 MO LIBOR     3/15/2006   Bank of America
6842327527    2.25        2      2.25   12 MO LIBOR     3/15/2006   Bank of America
6846810163    2.25        2      2.25   12 MO LIBOR     2/21/2006   Bank of America
6847248959    2.25        2      2.25   12 MO LIBOR     2/23/2006   Bank of America
6848749385    2.25        2      2.25   12 MO LIBOR     5/18/2005   Bank of America
6851179090    2.25        2      2.25   12 MO LIBOR     1/27/2006   Bank of America
6854973044    2.25        2      2.25   12 MO LIBOR     3/14/2006   Bank of America
6873857624    2.25        2      2.25   12 MO LIBOR     3/10/2006   Bank of America
6874660563    2.25        2      2.25   12 MO LIBOR     2/16/2006   Bank of America
6879839824    2.25        2      2.25   12 MO LIBOR      3/3/2006   Bank of America
6883675917    2.25        2      2.25   12 MO LIBOR     2/28/2006   Bank of America
6889618168    2.25        2      2.25   12 MO LIBOR     2/22/2006   Bank of America
6897715808    2.25        2      2.25   12 MO LIBOR     3/16/2006   Bank of America
6913633738    2.25        2      2.25   12 MO LIBOR     2/17/2006   Bank of America
6932946350    2.25        2      2.25   12 MO LIBOR     2/22/2006   Bank of America
6933562693    2.25        2      2.25   12 MO LIBOR     2/17/2006   Bank of America
6937475728    2.25        2      2.25   12 MO LIBOR     3/16/2006   Bank of America
6939458821    2.25        2      2.25   12 MO LIBOR     3/10/2006   Bank of America
6945244934    2.25        2      2.25   12 MO LIBOR     2/22/2006   Bank of America
6955801177    2.25        2      2.25   12 MO LIBOR     2/21/2006   Bank of America
6963678286    2.25        2      2.25   12 MO LIBOR     2/21/2006   Bank of America
6964133216    2.25        2      2.25   12 MO LIBOR      3/3/2006   Bank of America
6969797288    2.25        2      2.25   12 MO LIBOR      2/8/2006   Bank of America
6975089332    2.25        2      2.25   12 MO LIBOR     2/28/2006   Bank of America
6981054908    2.25        2      2.25   12 MO LIBOR     3/16/2006   Bank of America
6989098188    2.25        2      2.25   12 MO LIBOR     3/22/2006   Bank of America
6999476226    2.25        2      2.25   12 MO LIBOR      3/3/2006   Bank of America
6752109576    2.25        2      2.25   12 MO LIBOR    10/18/2005   Bank of America

                                     D-2-1

                                  EXHIBIT D-3
                      LOAN GROUP 3 MORTGAGE LOAN SCHEDULE

LOANID          OCC           PROPTYPE      OTERM      CORTERM      OLTV     RATE   FPDATE        NDDATE       S_MATDATE
------------------------------------------------------------------------------------------------------------------------

6014728155      Secondary     Condo           360          354     56.86     5.75   12/1/2005   5/1/2006       11/1/2035
6029947220      Primary       SFR             360          360     72.78    6.375    6/1/2006   6/1/2006        5/1/2036
6031221366      Primary       PUD             360          360     74.53     6.25    6/1/2006   6/1/2006        5/1/2036
6040965532      Primary       SFR             360          359        80      5.5    5/1/2006   5/1/2006        4/1/2036
6057978246      Primary       SFR             360          359        65        6    5/1/2006   6/1/2006        4/1/2036
6062805558      Primary       SFR             360          360     56.43    6.125    6/1/2006   6/1/2006        5/1/2036
6065538958      Primary       PUD             360          359     70.72     5.75    5/1/2006   5/1/2006        4/1/2036
6070166803      Primary       PUD             360          359     60.06     5.75    5/1/2006   5/1/2006        4/1/2036
6078131379      Primary       Condo           360          360        80      6.5    6/1/2006   6/1/2006        5/1/2036
6118328928      Secondary     SFR             360          360        80     6.25    6/1/2006   6/1/2006        5/1/2036
6146201121      Primary       SFR             360          359        80    6.125    5/1/2006   5/1/2006        4/1/2036
6154005422      Primary       SFR             360          360     60.15     6.25    6/1/2006   6/1/2006        5/1/2036
6162217233      Primary       SFR             360          360     79.37    6.375    6/1/2006   6/1/2006        5/1/2036
6171883488      Primary       Condo           360          355     57.48    6.125    1/1/2006   5/1/2006       12/1/2035
6173705762      Primary       SFR             360          360        80    6.125    6/1/2006   6/1/2006        5/1/2036
6181997856      Primary       SFR             360          360        80    6.125    6/1/2006   6/1/2006        5/1/2036
6228800261      Secondary     SFR             360          360        40    6.375    6/1/2006   6/1/2006        5/1/2036
6241220505      Primary       SFR             360          359        80    5.625    5/1/2006   5/1/2006        4/1/2036
6251705502      Primary       Condo           360          360        80    6.125    6/1/2006   6/1/2006        5/1/2036
6258622346      Primary       SFR             360          360     79.27     5.75    6/1/2006   6/1/2006        5/1/2036
6274939575      Primary       SFR             360          359     70.18        6    5/1/2006   6/1/2006        4/1/2036
6289874189      Primary       SFR             360          360     52.13     6.25    6/1/2006   6/1/2006        5/1/2036
6317994405      Primary       PUD             360          360     74.91      6.5    6/1/2006   6/1/2006        5/1/2036
6319753635      Primary       Condo           360          360        80     6.25    6/1/2006   6/1/2006        5/1/2036
6322704500      Primary       PUD             360          359     34.48      6.5    5/1/2006   6/1/2006        4/1/2036
6333955240      Secondary     PUD             360          359        80        6    5/1/2006   5/1/2006        4/1/2036
6337381351      Primary       SFR             360          360        80     6.75    6/1/2006   6/1/2006        5/1/2036
6346118125      Primary       PUD             360          359        80      5.5    5/1/2006   5/1/2006        4/1/2036
6351044984      Primary       PUD             360          359        80        6    5/1/2006   6/1/2006        4/1/2036
6363900389      Primary       Condo           360          355     78.29     5.75    1/1/2006   5/1/2006       12/1/2035
6365482980      Primary       SFR             360          360        80     5.75    6/1/2006   6/1/2006        5/1/2036
6415548582      Primary       PUD             360          360        64      6.5    6/1/2006   6/1/2006        5/1/2036
6427395501      Primary       SFR             360          360     77.56        6    6/1/2006   6/1/2006        5/1/2036
6447376432      Primary       SFR             360          360        80    6.375    6/1/2006   6/1/2006        5/1/2036
6452824037      Secondary     SFR             360          360     76.19     6.25    6/1/2006   6/1/2006        5/1/2036
6461484724      Primary       PUD             360          360     59.77    6.125    6/1/2006   6/1/2006        5/1/2036
6469224122      Primary       PUD             360          360      58.5     6.25    6/1/2006   6/1/2006        5/1/2036
6470515310      Primary       SFR             360          360     42.62    6.375    6/1/2006   6/1/2006        5/1/2036
6480814059      Primary       SFR             360          360        75    6.375    6/1/2006   6/1/2006        5/1/2036
6486934364      Primary       SFR             360          360     52.94        6    6/1/2006   6/1/2006        5/1/2036
6496674570      Secondary     Condo           360          360     79.94    5.875    6/1/2006   6/1/2006        5/1/2036
6501347766      Primary       SFR             360          360     79.97     6.25    6/1/2006   6/1/2006        5/1/2036
6503425222      Primary       SFR             360          360        80     6.25    6/1/2006   6/1/2006        5/1/2036
6519885542      Primary       PUD             360          360     61.63    6.125    6/1/2006   6/1/2006        5/1/2036
6525681547      Primary       PUD             360          360     71.19        6    6/1/2006   6/1/2006        5/1/2036
6526578585      Primary       SFR             360          360     65.73        6    6/1/2006   6/1/2006        5/1/2036
6549944749      Primary       SFR             360          360     75.58      6.5    6/1/2006   6/1/2006        5/1/2036
6556709043      Primary       PUD             360          360     78.49        6    6/1/2006   6/1/2006        5/1/2036
6565475404      Primary       PUD             360          359     61.73    5.875    5/1/2006   6/1/2006        4/1/2036
6572283726      Primary       PUD             360          360        70    6.125    6/1/2006   6/1/2006        5/1/2036
6574153430      Primary       Condo           360          360     40.68    6.125    6/1/2006   6/1/2006        5/1/2036
6582187610      Primary       SFR             360          359     64.92    6.375    5/1/2006   5/1/2006        4/1/2036
6586704675      Primary       SFR             360          360     79.42     6.25    6/1/2006   6/1/2006        5/1/2036
6588431970      Primary       SFR             360          360     54.72    7.125    6/1/2006   6/1/2006        5/1/2036
6649870943      Primary       SFR             360          358     76.43    5.625    4/1/2006   5/1/2006        3/1/2036
6650721704      Primary       SFR             360          360        80     6.25    6/1/2006   6/1/2006        5/1/2036
6653756434      Primary       SFR             360          360     77.85    6.375    6/1/2006   6/1/2006        5/1/2036
6676611053      Primary       SFR             360          360     66.42    6.375    6/1/2006   6/1/2006        5/1/2036
6683522426      Primary       SFR             360          360     77.44    6.125    6/1/2006   6/1/2006        5/1/2036
6685024454      Primary       SFR             360          359        80    6.375    5/1/2006   6/1/2006        4/1/2036
6687093440      Primary       SFR             360          360      52.2    6.625    6/1/2006   6/1/2006        5/1/2036
6701347400      Primary       SFR             360          360     49.87    6.375    6/1/2006   6/1/2006        5/1/2036
6720546198      Primary       PUD             360          360        80      5.5    6/1/2006   6/1/2006        5/1/2036
6759140442      Primary       PUD             360          360     79.97      6.5    6/1/2006   6/1/2006        5/1/2036
6776349646      Primary       PUD             360          360        80     6.25    6/1/2006   6/1/2006        5/1/2036
6783078659      Primary       PUD             360          360      69.5    6.125    6/1/2006   6/1/2006        5/1/2036
6783852442      Primary       SFR             360          359        80     6.25    5/1/2006   6/1/2006        4/1/2036
6791282251      Primary       Condo           360          359        80    6.125    5/1/2006   5/1/2006        4/1/2036
6807455941      Primary       Condo           360          360        80    6.375    6/1/2006   6/1/2006        5/1/2036
6827210870      Primary       SFR             360          360        80     6.75    6/1/2006   6/1/2006        5/1/2036
6828251766      Primary       SFR             360          360        80      6.5    6/1/2006   6/1/2006        5/1/2036
6834920214      Primary       SFR             360          360        80     6.25    6/1/2006   6/1/2006        5/1/2036
6855335557      Primary       SFR             360          360     70.43     6.25    6/1/2006   6/1/2006        5/1/2036
6863259591      Primary       SFR             360          360        60    6.375    6/1/2006   6/1/2006        5/1/2036
6894098646      Primary       SFR             360          360     71.17    6.125    6/1/2006   6/1/2006        5/1/2036
6901700440      Primary       PUD             360          360     50.44     6.25    6/1/2006   6/1/2006        5/1/2036
6909217777      Primary       SFR             360          360     72.11     6.25    6/1/2006   6/1/2006        5/1/2036
6911261938      Primary       PUD             360          360        80     6.25    6/1/2006   6/1/2006        5/1/2036
6936651808      Primary       SFR             360          360     76.47    6.375    6/1/2006   6/1/2006        5/1/2036
6940871475      Primary       SFR             360          360        80    6.375    6/1/2006   6/1/2006        5/1/2036
6946537641      Primary       SFR             360          360     46.18     6.25    6/1/2006   6/1/2006        5/1/2036
6950484417      Primary       SFR             360          360     78.59     6.25    6/1/2006   6/1/2006        5/1/2036
6970130164      Secondary     SFR             360          360        80    6.125    6/1/2006   6/1/2006        5/1/2036
6972132846      Primary       PUD             360          359        48    5.375    5/1/2006   5/1/2006        4/1/2036
6984702438      Primary       SFR             360          360     46.55    6.125    6/1/2006   6/1/2006        5/1/2036
6991899490      Primary       PUD             360          359        80     6.25    5/1/2006   5/1/2006        4/1/2036
6995879241      Primary       SFR             360          360        80     6.25    6/1/2006   6/1/2006        5/1/2036
6011183669      Primary       SFR             360          359        80      6.5    5/1/2006   5/1/2006        4/1/2036
6056048991      Primary       SFR             360          360        80    6.375    6/1/2006   6/1/2006        5/1/2036
6115891449      Primary       PUD             360          359        78    6.125    5/1/2006   5/1/2006        4/1/2036
6186681018      Primary       Condo           360          360        55    6.875    6/1/2006   6/1/2006        5/1/2036
6287157868      Primary       PUD             360          359     47.53        6    5/1/2006   6/1/2006        4/1/2036
6327905359      Primary       SFR             360          360        80    6.625    6/1/2006   6/1/2006        5/1/2036
6332014171      Primary       PUD             360          360        80     6.25    6/1/2006   6/1/2006        5/1/2036
6374981196      Primary       PUD             360          360        80    6.875    6/1/2006   6/1/2006        5/1/2036
6425463541      Primary       SFR             360          360        75    6.625    6/1/2006   6/1/2006        5/1/2036
6515765482      Primary       PUD             360          360     69.97     6.25    6/1/2006   6/1/2006        5/1/2036
6536329599      Primary       Condo           360          359     76.38    5.875    5/1/2006   5/1/2006        4/1/2036
6570235256      Secondary     SFR             360          360        50     6.25    6/1/2006   6/1/2006        5/1/2036
6591928038      Primary       PUD             360          360        75        6    6/1/2006   6/1/2006        5/1/2036
6592201484      Secondary     Condo           360          359        65     6.25    5/1/2006   5/1/2006        4/1/2036
6670284014      Primary       PUD             360          360        75    6.375    6/1/2006   6/1/2006        5/1/2036
6886834073      Primary       SFR             360          360      76.8      6.5    6/1/2006   6/1/2006        5/1/2036
6895008677      Primary       SFR             360          360     69.77    6.625    6/1/2006   6/1/2006        5/1/2036
6930914343      Primary       SFR             360          360        80     6.25    6/1/2006   6/1/2006        5/1/2036
6974545110      Primary       SFR             360          359        80    6.625    5/1/2006   6/1/2006        4/1/2036
6992505377      Primary       SFR             360          360        80     6.25    6/1/2006   6/1/2006        5/1/2036
6995077127      Secondary     PUD             360          359      72.1    6.625    5/1/2006   5/1/2006        4/1/2036
6008392315      Investor      SFR             360          358        75    6.375    4/1/2006   5/1/2006        3/1/2036
6186739873      Primary       SFR             360          358        80    6.375    4/1/2006   5/1/2006        3/1/2036
6195178857      Primary       SFR             360          358        75    6.375    4/1/2006   5/1/2006        3/1/2036
6274356861      Primary       PUD             360          358        70    6.875    4/1/2006   6/1/2006        3/1/2036
6295319039      Primary       SFR             360          359        80    6.375    5/1/2006   5/1/2006        4/1/2036
6338825620      Primary       PUD             360          356     74.95     6.25    2/1/2006   5/1/2006        1/1/2036
6349598190      Primary       SFR             360          359     68.97      6.5    5/1/2006   6/1/2006        4/1/2036
6352578063      Secondary     Condo           360          359        70     6.25    5/1/2006   5/1/2006        4/1/2036
6374032073      Primary       PUD             360          358        80    6.375    4/1/2006   5/1/2006        3/1/2036
6389077659      Primary       SFR             360          359     51.35      6.5    5/1/2006   6/1/2006        4/1/2036
6389685527      Primary       SFR             360          359        80      6.5    5/1/2006   6/1/2006        4/1/2036
6394897901      Primary       PUD             360          359     57.95    6.125    5/1/2006   5/1/2006        4/1/2036
6433995476      Primary       SFR             360          359     58.33     6.25    5/1/2006   5/1/2006        4/1/2036
6616779093      Primary       SFR             360          359        80     5.75    5/1/2006   5/1/2006        4/1/2036
6664972145      Primary       PUD             360          359        80    5.625    5/1/2006   5/1/2006        4/1/2036
6695474129      Primary       SFR             360          359        80     5.25    5/1/2006   5/1/2006        4/1/2036
6701992171      Primary       SFR             360          358      62.9     6.75    4/1/2006   5/1/2006        3/1/2036
6749431026      Primary       SFR             360          359     66.88     6.75    5/1/2006   6/1/2006        4/1/2036
6875451889      Investor      4-Family        360          358        75        7    4/1/2006   5/1/2006        3/1/2036

LOANID           PANDI      PTDATE     OBAL            COBAL          PURPOSE       DOC           OAPPVAL           FRTRDATE
----------------------------------------------------------------------------------------------------------------------------

6014728155       1,905.21   4/1/2006     398,000.00      397,608.53   R/T Refi      Reduced         700,000.00     11/1/2012
6029947220       3,054.69   6/1/2006     575,000.00      575,000.00   C/O Refi      Rapid           790,000.00      5/1/2013
6031221366       6,250.00   6/1/2006   1,200,000.00    1,200,000.00   Purchase      Standard      1,610,000.00      5/1/2013
6040965532       2,997.93   5/1/2006     528,000.00      527,422.07   Purchase      Reduced         665,000.00      4/1/2013
6057978246       2,421.25   5/1/2006     484,250.00      484,250.00   C/O Refi      Standard        745,000.00      4/1/2013
6062805558       4,800.13   6/1/2006     790,000.00      790,000.00   C/O Refi      Rapid         1,400,000.00      5/1/2013
6065538958       2,812.71   5/1/2006     587,000.00      587,000.00   C/O Refi      Standard        830,000.00      4/1/2013
6070166803       5,835.73   5/1/2006   1,000,000.00      998,955.94   Purchase      Reduced       1,665,500.00      4/1/2013
6078131379       4,045.24   6/1/2006     640,000.00      640,000.00   Purchase      SISA            810,000.00      5/1/2013
6118328928       3,020.83   6/1/2006     580,000.00      580,000.00   Purchase      Reduced         725,000.00      5/1/2013
6146201121       2,592.92   5/1/2006     508,000.00      508,000.00   Purchase      Standard        640,000.00      4/1/2013
6154005422       4,999.63   6/1/2006     812,000.00      812,000.00   C/O Refi      Standard      1,350,000.00      5/1/2013
6162217233       2,656.25   6/1/2006     500,000.00      500,000.00   C/O Refi      Standard        630,000.00      5/1/2013
6171883488       2,497.28   4/1/2006     411,000.00      408,982.15   R/T Refi      Standard        715,000.00     12/1/2012
6173705762       2,731.75   6/1/2006     535,200.00      535,200.00   Purchase      Reduced         669,000.00      5/1/2013
6181997856       2,347.92   6/1/2006     460,000.00      460,000.00   Purchase      Standard        575,000.00      5/1/2013
6228800261       5,843.75   6/1/2006   1,100,000.00    1,100,000.00   R/T Refi      Rapid         2,750,000.00      5/1/2013
6241220505       2,785.01   5/1/2006     483,797.00      483,279.79   Purchase      Reduced         620,000.00      4/1/2013
6251705502       3,915.92   6/1/2006     767,200.00      767,200.00   Purchase      Standard        959,000.00      5/1/2013
6258622346       3,114.58   6/1/2006     650,000.00      650,000.00   C/O Refi      Standard        820,000.00      5/1/2013
6274939575       5,000.00   5/1/2006   1,000,000.00    1,000,000.00   Purchase      Standard      1,450,000.00      4/1/2013
6289874189       3,017.02   6/1/2006     490,000.00      490,000.00   C/O Refi      Rapid           940,000.00      5/1/2013
6317994405       7,709.54   6/1/2006   1,423,300.00    1,423,300.00   R/T Refi      Rapid         1,900,000.00      5/1/2013
6319753635       2,856.93   6/1/2006     464,000.00      464,000.00   Purchase      Reduced         585,000.00      5/1/2013
6322704500       6,500.00   5/1/2006   1,200,000.00    1,200,000.00   C/O Refi      Rapid         3,480,000.00      4/1/2013
6333955240       2,320.00   5/1/2006     464,000.00      464,000.00   Purchase      Reduced         600,000.00      4/1/2013
6337381351       4,151.03   6/1/2006     640,000.00      640,000.00   C/O Refi      Standard        800,000.00      5/1/2013
6346118125       3,923.33   5/1/2006     856,000.00      856,000.00   Purchase      Standard      1,165,000.00      4/1/2013
6351044984       4,416.16   5/1/2006     884,232.00      883,232.00   Purchase      SISA          1,106,000.00      4/1/2013
6363900389       2,352.97   4/1/2006     403,200.00      401,074.88   Purchase      Standard        515,000.00     12/1/2012
6365482980       2,108.33   6/1/2006     440,000.00      440,000.00   R/T Refi      Standard        550,000.00      5/1/2013
6415548582       4,333.33   6/1/2006     800,000.00      800,000.00   C/O Refi      Rapid         1,250,000.00      5/1/2013
6427395501       3,490.00   6/1/2006     698,000.00      698,000.00   R/T Refi      Rapid           900,000.00      5/1/2013
6447376432       2,443.75   6/1/2006     460,000.00      460,000.00   Purchase      Rapid           595,000.00      5/1/2013
6452824037       5,208.33   6/1/2006   1,000,000.00    1,000,000.00   Purchase      Rapid         1,320,000.00      5/1/2013
6461484724       2,638.85   6/1/2006     517,000.00      517,000.00   R/T Refi      Reduced         865,000.00      5/1/2013
6469224122       2,500.00   6/1/2006     480,000.00      480,000.00   Purchase      Rapid           911,000.00      5/1/2013
6470515310       3,129.06   6/1/2006     589,000.00      589,000.00   R/T Refi      Rapid         1,382,000.00      5/1/2013
6480814059       4,729.45   6/1/2006     890,250.00      890,250.00   Purchase      Standard      1,187,000.00      5/1/2013
6486934364       4,500.00   6/1/2006     900,000.00      900,000.00   Purchase      Reduced       1,700,000.00      5/1/2013
6496674570       2,969.52   6/1/2006     502,000.00      502,000.00   Purchase      Reduced         630,000.00      5/1/2013
6501347766       3,098.96   6/1/2006     595,000.00      595,000.00   Purchase      Reduced         745,000.00      5/1/2013
6503425222       3,383.99   6/1/2006     549,600.00      549,600.00   C/O Refi      Reduced         687,000.00      5/1/2013
6519885542       4,879.12   6/1/2006     803,000.00      803,000.00   Purchase      Standard      1,307,000.00      5/1/2013
6525681547       7,475.00   6/1/2006   1,495,000.00    1,495,000.00   R/T Refi      Rapid         2,100,000.00      5/1/2013
6526578585       3,897.08   6/1/2006     650,000.00      650,000.00   Purchase      Standard      1,020,000.00      5/1/2013
6549944749       3,520.83   6/1/2006     650,000.00      650,000.00   R/T Refi      Standard        860,000.00      5/1/2013
6556709043       2,413.50   6/1/2006     482,700.00      482,700.00   R/T Refi      Rapid           615,000.00      5/1/2013
6565475404       2,447.92   5/1/2006     500,000.00      500,000.00   C/O Refi      Rapid           810,000.00      4/1/2013
6572283726       3,279.58   6/1/2006     642,530.00      642,530.00   Purchase      Rapid           950,000.00      5/1/2013
6574153430       3,062.50   6/1/2006     600,000.00      600,000.00   Purchase      Rapid         1,480,000.00      5/1/2013
6582187610       3,293.75   5/1/2006     620,000.00      620,000.00   Purchase      SISA            955,000.00      4/1/2013
6586704675       2,688.47   6/1/2006     436,640.00      436,640.00   Purchase      SISA            550,000.00      5/1/2013
6588431970       6,636.13   6/1/2006     985,000.00      985,000.00   R/T Refi      SISA          1,800,000.00      5/1/2013
6649870943       5,059.99   4/1/2006     878,994.00      877,110.18   Purchase      Rapid         1,150,000.00      5/1/2012
6650721704       2,704.17   6/1/2006     519,200.00      519,200.00   R/T Refi      Standard        649,000.00      5/1/2013
6653756434       3,267.19   6/1/2006     615,000.00      615,000.00   Purchase      Standard        800,000.00      5/1/2013
6676611053       5,614.83   6/1/2006     900,000.00      900,000.00   C/O Refi      Standard      1,355,000.00      5/1/2013
6683522426       2,752.48   6/1/2006     453,000.00      453,000.00   C/O Refi      Rapid           585,000.00      5/1/2013
6685024454       3,570.00   5/1/2006     672,000.00      672,000.00   Purchase      SISA            845,000.00      4/1/2013
6687093440       2,305.67   6/1/2006     417,630.00      417,630.00   R/T Refi      Standard        800,000.00      5/1/2013
6701347400       3,139.69   6/1/2006     591,000.00      591,000.00   C/O Refi      Standard      1,185,000.00      5/1/2013
6720546198       3,025.00   6/1/2006     660,000.00      660,000.00   Purchase      Reduced         825,000.00      5/1/2013
6759140442       3,114.58   6/1/2006     575,000.00      575,000.00   Purchase      SISA            725,000.00      5/1/2013
6776349646       2,437.50   6/1/2006     468,000.00      468,000.00   Purchase      Rapid           590,000.00      5/1/2013
6783078659       4,222.90   6/1/2006     695,000.00      695,000.00   R/T Refi      Rapid         1,000,000.00      5/1/2013
6783852442       2,497.92   5/1/2006     479,600.00      479,600.00   Purchase      Reduced         599,500.00      4/1/2013
6791282251       2,760.99   5/1/2006     454,400.00      453,958.34   Purchase      SISA            568,000.00      4/1/2013
6807455941       4,228.75   6/1/2006     796,000.00      796,000.00   Purchase      Rapid           995,000.00      5/1/2013
6827210870       2,655.00   6/1/2006     472,000.00      472,000.00   Purchase      SISA            590,000.00      5/1/2013
6828251766       3,792.41   6/1/2006     600,000.00      600,000.00   Purchase      Standard        750,000.00      5/1/2013
6834920214       4,166.67   6/1/2006     800,000.00      800,000.00   Purchase      Rapid         1,000,000.00      5/1/2013
6855335557       2,567.71   6/1/2006     493,000.00      493,000.00   C/O Refi      Rapid           700,000.00      5/1/2013
6863259591       3,825.00   6/1/2006     720,000.00      720,000.00   C/O Refi      Rapid         1,200,000.00      5/1/2013
6894098646       3,135.28   6/1/2006     516,000.00      516,000.00   R/T Refi      Reduced         725,000.00      5/1/2013
6901700440       2,364.58   6/1/2006     454,000.00      454,000.00   R/T Refi      Rapid           900,000.00      5/1/2013
6909217777       2,760.42   6/1/2006     530,000.00      530,000.00   C/O Refi      Rapid           735,000.00      5/1/2013
6911261938       3,041.67   6/1/2006     584,000.00      584,000.00   C/O Refi      Rapid           730,000.00      5/1/2013
6936651808       3,453.13   6/1/2006     650,000.00      650,000.00   R/T Refi      Standard        850,000.00      5/1/2013
6940871475       3,973.75   6/1/2006     748,000.00      748,000.00   Purchase      Reduced         935,000.00      5/1/2013
6946537641       4,088.54   6/1/2006     785,000.00      785,000.00   R/T Refi      Rapid         1,700,000.00      5/1/2013
6950484417       2,906.25   6/1/2006     558,000.00      558,000.00   C/O Refi      Standard        710,000.00      5/1/2013
6970130164       4,253.45   6/1/2006     700,028.00      700,028.00   Purchase      Reduced       1,100,000.00      5/1/2013
6972132846       2,687.50   5/1/2006     600,000.00      600,000.00   Purchase      Reduced       1,250,000.00      4/1/2013
6984702438       6,178.08   6/1/2006   1,210,400.00    1,210,400.00   R/T Refi      Rapid         2,600,000.00      5/1/2013
6991899490       2,833.33   5/1/2006     544,000.00      544,000.00   Purchase      Standard        689,000.00      4/1/2013
6995879241       2,500.00   6/1/2006     480,000.00      480,000.00   C/O Refi      Standard        600,000.00      5/1/2013
6011183669       1,375.38   5/1/2006     217,600.00      217,403.29   Purchase      SISA            272,000.00      4/1/2013
6056048991       2,358.75   6/1/2006     444,000.00      444,000.00   C/O Refi      Stated          555,000.00      5/1/2013
6115891449       2,189.69   5/1/2006     429,000.00      429,000.00   R/T Refi      Stated          550,000.00      4/1/2013
6186681018       4,632.03   6/1/2006     808,500.00      808,500.00   C/O Refi      Stated        1,470,000.00      5/1/2013
6287157868       5,703.62   5/1/2006   1,140,723.00    1,140,723.00   R/T Refi      Stated        2,400,000.00      4/1/2013
6327905359       3,457.68   6/1/2006     540,000.00      540,000.00   C/O Refi      Stated          675,000.00      5/1/2013
6332014171       3,965.22   6/1/2006     644,000.00      644,000.00   R/T Refi      Stated          805,000.00      5/1/2013
6374981196       5,477.08   6/1/2006     956,000.00      956,000.00   Purchase      Stated        1,200,000.00      5/1/2013
6425463541       2,670.70   6/1/2006     483,750.00      483,750.00   Purchase      Stated          645,000.00      5/1/2013
6515765482       2,427.08   6/1/2006     466,000.00      466,000.00   Purchase      Stated          680,000.00      5/1/2013
6536329599       2,374.48   5/1/2006     485,000.00      485,000.00   Purchase      Stated          635,000.00      4/1/2013
6570235256       2,604.17   6/1/2006     500,000.00      500,000.00   Purchase      Stated        1,250,000.00      5/1/2013
6591928038       6,187.50   6/1/2006   1,237,500.00    1,237,500.00   R/T Refi      Standard      1,650,000.00      5/1/2013
6592201484       2,302.08   5/1/2006     442,000.00      442,000.00   Purchase      Stated          680,000.00      4/1/2013
6670284014       3,354.84   6/1/2006     631,500.00      631,500.00   R/T Refi      Stated          842,000.00      5/1/2013
6886834073       5,200.00   6/1/2006     960,000.00      960,000.00   C/O Refi      Standard      1,250,000.00      5/1/2013
6895008677       6,947.38   6/1/2006   1,085,000.00    1,085,000.00   C/O Refi      Stated        1,555,000.00      5/1/2013
6930914343       2,520.83   6/1/2006     484,000.00      484,000.00   Purchase      Stated          605,000.00      5/1/2013
6974545110       3,224.17   5/1/2006     584,000.00      584,000.00   Purchase      Standard        730,000.00      4/1/2013
6992505377       2,266.31   6/1/2006     435,132.00      435,132.00   Purchase      Standard        550,000.00      5/1/2013
6995077127       2,318.75   5/1/2006     420,000.00      420,000.00   C/O Refi      No Ratio        582,500.00      4/1/2013
6008392315       3,088.16   4/1/2006     495,000.00      494,080.62   C/O Refi      Stated          660,000.00      3/1/2013
6186739873       3,145.54   4/1/2006     595,200.00      591,681.55   Purchase      Standard        750,000.00      3/1/2013
6195178857       2,808.72   4/1/2006     528,700.00      528,700.00   Purchase      Stated          706,000.00      3/1/2013
6274356861      11,956.11   5/1/2006   1,820,000.00    1,816,933.18   Purchase      Stated        2,600,000.00      3/1/2013
6295319039         461.67   5/1/2006      74,000.00       73,931.46   Purchase      Standard         92,500.00      4/1/2013
6338825620       2,376.67   4/1/2006     386,000.00      384,523.50   C/O Refi      Stated          515,000.00      1/1/2013
6349598190       3,250.00   5/1/2006     600,000.00      600,000.00   Purchase      Stated          875,000.00      4/1/2013
6352578063       2,442.71   5/1/2006     469,000.00      469,000.00   C/O Refi      Stated          670,000.00      4/1/2013
6374032073       2,687.39   4/1/2006     505,862.00      505,862.00   Purchase      Standard        633,000.00      3/1/2013
6389077659       3,499.17   5/1/2006     646,000.00      646,000.00   R/T Refi      Stated        1,258,000.00      4/1/2013
6389685527       2,600.00   5/1/2006     480,000.00      479,600.00   C/O Refi      Stated          600,000.00      4/1/2013
6394897901       2,603.13   5/1/2006     510,000.00      510,000.00   Purchase      Stated          880,000.00      4/1/2013
6433995476       4,310.03   5/1/2006     700,000.00      699,335.80   C/O Refi      Stated        1,200,000.00      4/1/2013
6616779093       1,470.61   5/1/2006     252,000.00      251,736.89   Purchase      Standard        315,000.00      4/1/2013
6664972145       2,505.57   5/1/2006     534,521.00      534,521.00   Purchase      Standard        670,000.00      4/1/2013
6695474129       2,975.00   5/1/2006     680,000.00      680,000.00   Purchase      Standard        850,000.00      4/1/2013
6701992171       2,954.25   4/1/2006     525,200.00      525,200.00   C/O Refi      Stated          835,000.00      3/1/2013
6749431026       2,953.13   5/1/2006     525,000.00      525,000.00   C/O Refi      Stated          785,000.00      4/1/2013
6875451889       2,943.97   4/1/2006     442,500.00      441,772.44   Purchase      Stated          590,000.00      3/1/2013

LOANID          CEILING     FLOOR    CAPINT     MARGIN    INDEX             ODATE        SERVICER
--------------------------------------------------------------------------------------------------------

6014728155        10.75      2.25         2       2.25    12 MO LIBOR       10/7/2005    Bank of America
6029947220       11.375      2.25         2       2.25    12 MO LIBOR       4/12/2006    Bank of America
6031221366        11.25      2.25         2       2.25    12 MO LIBOR        4/6/2006    Bank of America
6040965532         10.5      2.25         2       2.25    12 MO LIBOR       3/17/2006    Bank of America
6057978246           11      2.25         2       2.25    12 MO LIBOR       3/10/2006    Bank of America
6062805558       11.125      2.25         2       2.25    12 MO LIBOR       4/14/2006    Bank of America
6065538958        10.75      2.25         2       2.25    12 MO LIBOR       3/21/2006    Bank of America
6070166803        10.75      2.25         2       2.25    12 MO LIBOR       3/10/2006    Bank of America
6078131379         11.5      2.25         2       2.25    12 MO LIBOR       4/17/2006    Bank of America
6118328928        11.25      2.25         2       2.25    12 MO LIBOR        4/3/2006    Bank of America
6146201121       11.125      2.25         2       2.25    12 MO LIBOR       3/20/2006    Bank of America
6154005422        11.25      2.25         2       2.25    12 MO LIBOR       3/29/2006    Bank of America
6162217233       11.375      2.25         2       2.25    12 MO LIBOR       4/12/2006    Bank of America
6171883488       11.125      2.25         2       2.25    12 MO LIBOR      11/23/2005    Bank of America
6173705762       11.125      2.25         2       2.25    12 MO LIBOR       3/28/2006    Bank of America
6181997856       11.125      2.25         2       2.25    12 MO LIBOR       4/14/2006    Bank of America
6228800261       11.375      2.25         2       2.25    12 MO LIBOR       4/11/2006    Bank of America
6241220505       10.625      2.25         2       2.25    12 MO LIBOR       3/28/2006    Bank of America
6251705502       11.125      2.25         2       2.25    12 MO LIBOR        4/5/2006    Bank of America
6258622346        10.75      2.25         2       2.25    12 MO LIBOR       3/31/2006    Bank of America
6274939575           11      2.25         2       2.25    12 MO LIBOR       3/27/2006    Bank of America
6289874189        11.25      2.25         2       2.25    12 MO LIBOR        4/3/2006    Bank of America
6317994405         11.5      2.25         2       2.25    12 MO LIBOR        4/3/2006    Bank of America
6319753635        11.25      2.25         2       2.25    12 MO LIBOR        4/3/2006    Bank of America
6322704500         11.5      2.25         2       2.25    12 MO LIBOR       3/29/2006    Bank of America
6333955240           11      2.25         2       2.25    12 MO LIBOR       3/27/2006    Bank of America
6337381351        11.75      2.25         2       2.25    12 MO LIBOR       4/12/2006    Bank of America
6346118125         10.5      2.25         2       2.25    12 MO LIBOR       3/22/2006    Bank of America
6351044984           11      2.25         2       2.25    12 MO LIBOR       3/30/2006    Bank of America
6363900389        10.75      2.25         2       2.25    12 MO LIBOR      11/23/2005    Bank of America
6365482980        10.75      2.25         2       2.25    12 MO LIBOR       3/30/2006    Bank of America
6415548582         11.5      2.25         2       2.25    12 MO LIBOR        4/7/2006    Bank of America
6427395501           11      2.25         2       2.25    12 MO LIBOR        4/6/2006    Bank of America
6447376432       11.375      2.25         2       2.25    12 MO LIBOR       4/13/2006    Bank of America
6452824037        11.25      2.25         2       2.25    12 MO LIBOR       4/19/2006    Bank of America
6461484724       11.125      2.25         2       2.25    12 MO LIBOR        4/7/2006    Bank of America
6469224122        11.25      2.25         2       2.25    12 MO LIBOR        4/5/2006    Bank of America
6470515310       11.375      2.25         2       2.25    12 MO LIBOR       4/11/2006    Bank of America
6480814059       11.375      2.25         2       2.25    12 MO LIBOR       4/14/2006    Bank of America
6486934364           11      2.25         2       2.25    12 MO LIBOR        4/6/2006    Bank of America
6496674570       10.875      2.25         2       2.25    12 MO LIBOR       4/11/2006    Bank of America
6501347766        11.25      2.25         2       2.25    12 MO LIBOR        4/7/2006    Bank of America
6503425222        11.25      2.25         2       2.25    12 MO LIBOR       4/17/2006    Bank of America
6519885542       11.125      2.25         2       2.25    12 MO LIBOR        4/1/2006    Bank of America
6525681547           11      2.25         2       2.25    12 MO LIBOR       4/14/2006    Bank of America
6526578585           11      2.25         2       2.25    12 MO LIBOR        4/3/2006    Bank of America
6549944749         11.5      2.25         2       2.25    12 MO LIBOR       4/14/2006    Bank of America
6556709043           11      2.25         2       2.25    12 MO LIBOR        4/7/2006    Bank of America
6565475404       10.875      2.25         2       2.25    12 MO LIBOR       3/22/2006    Bank of America
6572283726       11.125      2.25         2       2.25    12 MO LIBOR        4/7/2006    Bank of America
6574153430       11.125      2.25         2       2.25    12 MO LIBOR       4/12/2006    Bank of America
6582187610       11.375      2.25         2       2.25    12 MO LIBOR       3/29/2006    Bank of America
6586704675        11.25      2.25         2       2.25    12 MO LIBOR        4/3/2006    Bank of America
6588431970       12.125      2.25         2       2.25    12 MO LIBOR       4/19/2006    Bank of America
6649870943       10.625      2.25         2       2.25    12 MO LIBOR       4/22/2005    Bank of America
6650721704        11.25      2.25         2       2.25    12 MO LIBOR       4/12/2006    Bank of America
6653756434       11.375      2.25         2       2.25    12 MO LIBOR        4/7/2006    Bank of America
6676611053       11.375      2.25         2       2.25    12 MO LIBOR        4/4/2006    Bank of America
6683522426       11.125      2.25         2       2.25    12 MO LIBOR        4/6/2006    Bank of America
6685024454       11.375      2.25         2       2.25    12 MO LIBOR       3/30/2006    Bank of America
6687093440       11.625      2.25         2       2.25    12 MO LIBOR        4/4/2006    Bank of America
6701347400       11.375      2.25         2       2.25    12 MO LIBOR        4/5/2006    Bank of America
6720546198         10.5      2.25         2       2.25    12 MO LIBOR       4/20/2006    Bank of America
6759140442         11.5      2.25         2       2.25    12 MO LIBOR       3/31/2006    Bank of America
6776349646        11.25      2.25         2       2.25    12 MO LIBOR        4/5/2006    Bank of America
6783078659       11.125      2.25         2       2.25    12 MO LIBOR        4/4/2006    Bank of America
6783852442        11.25      2.25         2       2.25    12 MO LIBOR       3/31/2006    Bank of America
6791282251       11.125      2.25         2       2.25    12 MO LIBOR       3/20/2006    Bank of America
6807455941       11.375      2.25         2       2.25    12 MO LIBOR       4/11/2006    Bank of America
6827210870        11.75      2.25         2       2.25    12 MO LIBOR        4/3/2006    Bank of America
6828251766         11.5      2.25         2       2.25    12 MO LIBOR        4/5/2006    Bank of America
6834920214        11.25      2.25         2       2.25    12 MO LIBOR        4/6/2006    Bank of America
6855335557        11.25      2.25         2       2.25    12 MO LIBOR       3/29/2006    Bank of America
6863259591       11.375      2.25         2       2.25    12 MO LIBOR       4/20/2006    Bank of America
6894098646       11.125      2.25         2       2.25    12 MO LIBOR       3/31/2006    Bank of America
6901700440        11.25      2.25         2       2.25    12 MO LIBOR       3/30/2006    Bank of America
6909217777        11.25      2.25         2       2.25    12 MO LIBOR       4/18/2006    Bank of America
6911261938        11.25      2.25         2       2.25    12 MO LIBOR       3/29/2006    Bank of America
6936651808       11.375      2.25         2       2.25    12 MO LIBOR       4/14/2006    Bank of America
6940871475       11.375      2.25         2       2.25    12 MO LIBOR       3/20/2006    Bank of America
6946537641        11.25      2.25         2       2.25    12 MO LIBOR        4/1/2006    Bank of America
6950484417        11.25      2.25         2       2.25    12 MO LIBOR        4/7/2006    Bank of America
6970130164       11.125      2.25         2       2.25    12 MO LIBOR       4/17/2006    Bank of America
6972132846       10.375      2.25         2       2.25    12 MO LIBOR       3/31/2006    Bank of America
6984702438       11.125      2.25         2       2.25    12 MO LIBOR        4/6/2006    Bank of America
6991899490        11.25      2.25         2       2.25    12 MO LIBOR        4/5/2006    Bank of America
6995879241        11.25      2.25         2       2.25    12 MO LIBOR       4/10/2006    Bank of America
6011183669         11.5      2.25         2       2.25    12 MO LIBOR       3/16/2006    Bank of America
6056048991       11.375      2.25         2       2.25    12 MO LIBOR       4/13/2006    Bank of America
6115891449       11.125      2.25         2       2.25    12 MO LIBOR       3/22/2006    Bank of America
6186681018       11.875      2.25         2       2.25    12 MO LIBOR        4/7/2006    Bank of America
6287157868           11      2.25         2       2.25    12 MO LIBOR       3/24/2006    Bank of America
6327905359       11.625      2.25         2       2.25    12 MO LIBOR        4/1/2006    Bank of America
6332014171        11.25      2.25         2       2.25    12 MO LIBOR       4/12/2006    Bank of America
6374981196       11.875      2.25         2       2.25    12 MO LIBOR        4/7/2006    Bank of America
6425463541       11.625      2.25         2       2.25    12 MO LIBOR        4/3/2006    Bank of America
6515765482        11.25      2.25         2       2.25    12 MO LIBOR        4/3/2006    Bank of America
6536329599       10.875      2.25         2       2.25    12 MO LIBOR       3/17/2006    Bank of America
6570235256        11.25      2.25         2       2.25    12 MO LIBOR       4/11/2006    Bank of America
6591928038           11      2.25         2       2.25    12 MO LIBOR       4/12/2006    Bank of America
6592201484        11.25      2.25         2       2.25    12 MO LIBOR       3/20/2006    Bank of America
6670284014       11.375      2.25         2       2.25    12 MO LIBOR        4/5/2006    Bank of America
6886834073         11.5      2.25         2       2.25    12 MO LIBOR        4/6/2006    Bank of America
6895008677       11.625      2.25         2       2.25    12 MO LIBOR       4/17/2006    Bank of America
6930914343        11.25      2.25         2       2.25    12 MO LIBOR       4/10/2006    Bank of America
6974545110       11.625      2.25         2       2.25    12 MO LIBOR       3/16/2006    Bank of America
6992505377        11.25      2.25         2       2.25    12 MO LIBOR       4/10/2006    Bank of America
6995077127       11.625      2.25         2       2.25    12 MO LIBOR        3/6/2006    Bank of America
6008392315       11.375      2.25         2       2.25    12 MO LIBOR       2/22/2006    Bank of America
6186739873       11.375      2.25         2       2.25    12 MO LIBOR       2/24/2006    Bank of America
6195178857       11.375      2.25         2       2.25    12 MO LIBOR        2/9/2006    Bank of America
6274356861       11.875      2.25         2       2.25    12 MO LIBOR       2/22/2006    Bank of America
6295319039       11.375      2.25         2       2.25    12 MO LIBOR        3/9/2006    Bank of America
6338825620        11.25      2.25         2       2.25    12 MO LIBOR      12/21/2005    Bank of America
6349598190         11.5      2.25         2       2.25    12 MO LIBOR       3/13/2006    Bank of America
6352578063        11.25      2.25         2       2.25    12 MO LIBOR        3/2/2006    Bank of America
6374032073       11.375      2.25         2       2.25    12 MO LIBOR        3/1/2006    Bank of America
6389077659         11.5      2.25         2       2.25    12 MO LIBOR       3/15/2006    Bank of America
6389685527         11.5      2.25         2       2.25    12 MO LIBOR       3/20/2006    Bank of America
6394897901       11.125      2.25         2       2.25    12 MO LIBOR        3/8/2006    Bank of America
6433995476        11.25      2.25         2       2.25    12 MO LIBOR        3/6/2006    Bank of America
6616779093        10.75      2.25         2       2.25    12 MO LIBOR        3/6/2006    Bank of America
6664972145       10.625      2.25         2       2.25    12 MO LIBOR        3/3/2006    Bank of America
6695474129        10.25      2.25         2       2.25    12 MO LIBOR       3/10/2006    Bank of America
6701992171        11.75      2.25         2       2.25    12 MO LIBOR       2/16/2006    Bank of America
6749431026        11.75      2.25         2       2.25    12 MO LIBOR       3/16/2006    Bank of America
6875451889           12      2.25         2       2.25    12 MO LIBOR       2/24/2006    Bank of America

                                     D-3-1

                                  EXHIBIT D-4
                      LOAN GROUP 4 MORTGAGE LOAN SCHEDULE

LOANID         OCC             PROPTYPE           OTERM      CORTERM        OLTV      RATE      FPDATE       NDDATE
---------------------------------------------------------------------------------------------------------------------

6003212070     Secondary       SFR                  360          359          80      6.375     5/1/2006     6/1/2006
6004432461     Primary         SFR                  360          360       25.69          6     6/1/2006     6/1/2006
6011957344     Primary         SFR                  360          360       78.05      5.875     6/1/2006     6/1/2006
6012119050     Primary         PUD                  360          360        75.1      6.125     6/1/2006     6/1/2006
6013003808     Primary         SFR                  360          359          75      6.625     5/1/2006     5/1/2006
6013191884     Primary         SFR                  360          360          80      6.375     6/1/2006     6/1/2006
6018508272     Primary         SFR                  360          360       58.54          6     6/1/2006     6/1/2006
6020925316     Primary         PUD                  360          359        54.2          6     5/1/2006     5/1/2006
6024709153     Primary         SFR                  360          360       74.45        6.5     6/1/2006     6/1/2006
6029100432     Primary         2-Family             360          360       58.86       6.25     6/1/2006     6/1/2006
6033856854     Primary         PUD                  360          359          75          6     5/1/2006     5/1/2006
6037349278     Investor        2-Family             360          359          80       6.25     5/1/2006     5/1/2006
6043004107     Primary         SFR                  360          359          75      6.375     5/1/2006     5/1/2006
6052294573     Primary         SFR                  360          360        57.2      6.125     6/1/2006     6/1/2006
6060230510     Primary         SFR                  360          360       69.85       6.25     6/1/2006     6/1/2006
6060896344     Primary         PUD                  360          359          80      5.875     5/1/2006     6/1/2006
6079596992     Primary         Condo                360          359          80      5.875     5/1/2006     5/1/2006
6082782688     Primary         SFR                  360          359          80       6.25     5/1/2006     5/1/2006
6083312386     Primary         SFR                  360          360       60.37      6.375     6/1/2006     6/1/2006
6086025399     Primary         PUD                  360          360          80      6.625     6/1/2006     6/1/2006
6093906730     Primary         SFR                  360          360          80        6.5     6/1/2006     6/1/2006
6105659053     Primary         SFR                  360          360       53.36      6.375     6/1/2006     6/1/2006
6107670504     Primary         PUD                  360          360          80       6.75     6/1/2006     6/1/2006
6141479102     Primary         PUD                  360          359          80      5.875     5/1/2006     5/1/2006
6144699607     Primary         SFR                  360          360          80        6.5     6/1/2006     6/1/2006
6149891845     Primary         Condo                360          359          80      6.125     5/1/2006     6/1/2006
6160128275     Primary         SFR                  360          359       54.08       6.25     5/1/2006     6/1/2006
6160470800     Primary         PUD                  360          360       55.38       6.75     6/1/2006     6/1/2006
6173819001     Primary         SFR                  360          360       74.51       6.25     6/1/2006     6/1/2006
6180751171     Primary         SFR                  360          359       72.12      6.125     5/1/2006     5/1/2006
6200337829     Primary         SFR                  360          359          80      6.625     5/1/2006     5/1/2006
6219442941     Primary         SFR                  360          360          80       6.25     6/1/2006     6/1/2006
6219831838     Primary         SFR                  360          360          70      5.875     6/1/2006     6/1/2006
6220545120     Primary         SFR                  360          360          75       6.75     6/1/2006     6/1/2006
6221846816     Secondary       PUD                  360          355          80      5.875     1/1/2006     5/1/2006
6225272613     Primary         SFR                  360          360       62.31      6.125     6/1/2006     6/1/2006
6232055266     Primary         SFR                  360          360       74.53       6.25     6/1/2006     6/1/2006
6232230737     Primary         PUD                  360          360          80          6     6/1/2006     6/1/2006
6234235130     Primary         SFR                  360          360          80      6.375     6/1/2006     6/1/2006
6237213449     Primary         SFR                  360          360        67.9      6.625     6/1/2006     6/1/2006
6240109147     Primary         PUD                  360          359          80       6.25     5/1/2006     5/1/2006
6245024671     Primary         SFR                  360          359          80      5.875     5/1/2006     5/1/2006
6253984352     Primary         PUD                  360          360          70      5.875     6/1/2006     6/1/2006
6255120690     Secondary       Condo                360          360          80      6.375     6/1/2006     6/1/2006
6260911364     Primary         SFR                  360          359       78.79       6.25     5/1/2006     5/1/2006
6266341939     Primary         SFR                  360          359          80      6.125     5/1/2006     5/1/2006
6271422294     Primary         SFR                  360          360          75       6.25     6/1/2006     6/1/2006
6272043982     Primary         PUD                  360          360          75        6.5     6/1/2006     6/1/2006
6274692729     Primary         SFR                  360          359          70      5.375     5/1/2006     5/1/2006
6279438060     Primary         PUD                  360          356       55.52       6.25     2/1/2006     5/1/2006
6307613882     Primary         SFR                  360          360       78.89        6.5     6/1/2006     6/1/2006
6310922205     Primary         PUD                  360          360       66.76       6.25     6/1/2006     6/1/2006
6321052422     Primary         SFR                  360          360          80      6.375     6/1/2006     6/1/2006
6334808729     Primary         SFR                  360          359       71.01        5.5     5/1/2006     6/1/2006
6370684976     Primary         PUD                  360          359       67.27      6.375     5/1/2006     5/1/2006
6379776658     Primary         Condo                360          359       78.71      6.375     5/1/2006     5/1/2006
6379980292     Primary         SFR                  360          360          80      6.375     6/1/2006     6/1/2006
6386455940     Primary         SFR                  360          360       67.11          6     6/1/2006     6/1/2006
6386589631     Primary         Townhouse            360          356          80      6.125     2/1/2006     5/1/2006
6395978262     Primary         SFR                  360          360       74.98       6.75     6/1/2006     6/1/2006
6397735769     Primary         SFR                  360          360       41.03      6.375     6/1/2006     6/1/2006
6404682848     Primary         SFR                  360          359       65.71      5.625     5/1/2006     6/1/2006
6408329164     Primary         SFR                  360          359          80      5.875     5/1/2006     5/1/2006
6408751573     Primary         PUD                  360          360       73.57      6.125     6/1/2006     6/1/2006
6441177380     Primary         PUD                  360          359       76.19      6.125     5/1/2006     5/1/2006
6442298292     Primary         SFR                  360          359       51.61      6.125     5/1/2006     5/1/2006
6445872556     Primary         SFR                  360          360       79.01       6.75     6/1/2006     6/1/2006
6451123878     Primary         SFR                  360          360       74.83       6.25     6/1/2006     6/1/2006
6453312164     Primary         SFR                  360          359          80      6.625     5/1/2006     5/1/2006
6453843879     Primary         SFR                  360          359          75       6.25     5/1/2006     6/1/2006
6463346293     Primary         SFR                  360          360       70.58      6.375     6/1/2006     6/1/2006
6472423448     Primary         PUD                  360          360       44.44        6.5     6/1/2006     6/1/2006
6473196274     Primary         Condo                360          360       36.67       6.25     6/1/2006     6/1/2006
6493613209     Primary         SFR                  360          360       46.95      6.375     6/1/2006     6/1/2006
6506196143     Primary         SFR                  360          360       58.73      6.125     6/1/2006     6/1/2006
6516062632     Primary         SFR                  360          360       74.94        6.5     6/1/2006     6/1/2006
6518240996     Primary         SFR                  360          360          75       6.25     6/1/2006     6/1/2006
6535405184     Primary         SFR                  360          359       72.99       6.25     5/1/2006     6/1/2006
6548277315     Primary         SFR                  360          360       69.29      6.375     6/1/2006     6/1/2006
6549913207     Secondary       Condo                360          360       61.22       6.25     6/1/2006     6/1/2006
6559434409     Primary         SFR                  360          360       79.57       6.25     6/1/2006     6/1/2006
6562914306     Primary         SFR                  360          359          80      6.125     5/1/2006     5/1/2006
6566390487     Primary         PUD                  360          360          80          6     6/1/2006     6/1/2006
6576338112     Primary         SFR                  360          360          80          6     6/1/2006     6/1/2006
6576361429     Primary         SFR                  360          359          80      6.125     5/1/2006     5/1/2006
6580949334     Secondary       PUD                  360          359          80          6     5/1/2006     5/1/2006
6588375060     Primary         SFR                  360          360       74.07      6.125     6/1/2006     6/1/2006
6588923489     Primary         SFR                  360          360          80       6.25     6/1/2006     6/1/2006
6595568236     Primary         PUD                  360          359       73.81       6.25     5/1/2006     6/1/2006
6601056341     Primary         PUD                  360          359          80      6.375     5/1/2006     5/1/2006
6604671385     Primary         SFR                  360          360          80      5.875     6/1/2006     6/1/2006
6605291035     Primary         PUD                  360          354          80       5.25    12/1/2005     5/1/2006
6612238292     Primary         SFR                  360          360          80      5.875     6/1/2006     6/1/2006
6625502338     Secondary       Condo                360          359          80        6.5     5/1/2006     5/1/2006
6627931220     Primary         SFR                  360          360          80      6.375     6/1/2006     6/1/2006
6659399445     Primary         SFR                  360          359       73.81          6     5/1/2006     5/1/2006
6663412697     Primary         SFR                  360          360        69.7      6.125     6/1/2006     6/1/2006
6678755288     Primary         SFR                  360          360       60.07       6.25     6/1/2006     6/1/2006
6684551739     Primary         SFR                  360          359          80      6.625     5/1/2006     5/1/2006
6687135209     Primary         PUD                  360          360       63.75      6.375     6/1/2006     6/1/2006
6704748133     Primary         SFR                  360          360       55.24          6     6/1/2006     6/1/2006
6706923254     Primary         Condo                360          359       69.92       6.25     5/1/2006     5/1/2006
6716121295     Primary         Condo                360          359       76.23      6.125     5/1/2006     6/1/2006
6726386284     Primary         SFR                  360          359          80      6.125     5/1/2006     6/1/2006
6728768257     Primary         PUD                  360          360       69.29      5.875     6/1/2006     6/1/2006
6733481490     Secondary       Condo                360          359       79.04      6.125     5/1/2006     6/1/2006
6735797133     Primary         SFR                  360          360       36.33          6     6/1/2006     6/1/2006
6756713605     Primary         Condo                360          360          80          6     6/1/2006     6/1/2006
6778001393     Primary         SFR                  360          359          75       6.25     5/1/2006     5/1/2006
6779176798     Primary         SFR                  360          359        43.1      5.625     5/1/2006     5/1/2006
6800372697     Primary         SFR                  360          359          80      6.125     5/1/2006     5/1/2006
6800871169     Primary         SFR                  360          359       57.35      6.125     5/1/2006     5/1/2006
6803742276     Primary         SFR                  360          360       79.04      6.375     6/1/2006     6/1/2006
6809772483     Primary         SFR                  360          360       68.82       6.25     6/1/2006     6/1/2006
6811368551     Primary         SFR                  360          360          80      6.125     6/1/2006     6/1/2006
6814124811     Primary         PUD                  360          360          80        6.5     6/1/2006     6/1/2006
6825146548     Primary         SFR                  360          360          75      6.375     6/1/2006     6/1/2006
6826488048     Primary         SFR                  360          360       63.16          6     6/1/2006     6/1/2006
6831149775     Primary         PUD                  360          360          80       5.75     6/1/2006     6/1/2006
6831281107     Secondary       PUD                  360          360          80      6.375     6/1/2006     6/1/2006
6841942383     Primary         PUD                  360          355          80       5.25     1/1/2006     5/1/2006
6853242763     Primary         SFR                  360          360          80      6.125     6/1/2006     6/1/2006
6857770074     Primary         SFR                  360          360       78.91          6     6/1/2006     6/1/2006
6870675813     Primary         PUD                  360          359          80      6.375     5/1/2006     5/1/2006
6872394934     Primary         Condo                360          360          75      6.625     6/1/2006     6/1/2006
6879985601     Secondary       SFR                  360          360       44.31        6.5     6/1/2006     7/1/2006
6891935667     Primary         SFR                  360          360       51.95      6.375     6/1/2006     6/1/2006
6896455273     Primary         Condo                360          359          80        6.5     5/1/2006     5/1/2006
6911295225     Primary         SFR                  360          360        62.5        6.5     6/1/2006     6/1/2006
6919375615     Primary         PUD                  360          360          80       6.25     6/1/2006     6/1/2006
6920256846     Secondary       Condo                360          360          80      6.125     6/1/2006     6/1/2006
6922526170     Primary         SFR                  360          359       62.42      6.125     5/1/2006     5/1/2006
6937806260     Primary         SFR                  360          359          75      6.125     5/1/2006     5/1/2006
6943385432     Primary         SFR                  360          360       46.24      6.125     6/1/2006     6/1/2006
6946582258     Primary         SFR                  360          359          80       6.25     5/1/2006     5/1/2006
6972727322     Primary         Condo                360          360          80       6.25     6/1/2006     6/1/2006
6979661276     Primary         Condo                360          359       79.83      5.875     5/1/2006     6/1/2006
6980033382     Primary         PUD                  360          360       60.91      5.375     6/1/2006     6/1/2006
6982856053     Primary         SFR                  360          359          80       6.25     5/1/2006     5/1/2006
6985645214     Primary         PUD                  360          359        67.9        6.5     5/1/2006     6/1/2006
6988428014     Primary         SFR                  360          359          80       6.25     5/1/2006     5/1/2006
6989702516     Primary         SFR                  360          360        61.2        6.5     6/1/2006     6/1/2006
6048379637     Primary         SFR                  360          359       64.64       6.25     5/1/2006     5/1/2006
6119356340     Primary         SFR                  360          360       78.13        6.5     6/1/2006     6/1/2006
6192880901     Primary         PUD                  360          359          80       6.25     5/1/2006     6/1/2006
6234103676     Primary         SFR                  360          360          42       6.25     6/1/2006     6/1/2006
6302680845     Primary         PUD                  360          359          80       6.25     5/1/2006     5/1/2006
6357436200     Primary         SFR                  360          359       74.67       6.25     5/1/2006     5/1/2006
6432222765     Primary         SFR                  360          360          80       6.25     6/1/2006     6/1/2006
6437208587     Primary         PUD                  360          360       66.67        6.5     6/1/2006     6/1/2006
6459533532     Primary         PUD                  360          359          70      5.875     5/1/2006     5/1/2006
6466519193     Primary         SFR                  360          360       71.53        6.5     6/1/2006     6/1/2006
6470560001     Primary         SFR                  360          359        75.5       6.25     5/1/2006     5/1/2006
6474002711     Secondary       Condo                360          359          80        6.5     5/1/2006     5/1/2006
6476152894     Primary         PUD                  360          360          75       6.25     6/1/2006     6/1/2006
6503299684     Primary         SFR                  360          359          75       6.75     5/1/2006     5/1/2006
6536082420     Primary         Townhouse            360          360          75      6.375     6/1/2006     6/1/2006
6563274346     Primary         Condo                360          360          80      6.375     6/1/2006     6/1/2006
6648706361     Primary         PUD                  360          360       54.32       6.75     6/1/2006     6/1/2006
6667925082     Primary         SFR                  360          359       41.47      6.875     5/1/2006     5/1/2006
6702040459     Secondary       SFR                  360          359          80      6.125     5/1/2006     5/1/2006
6721075239     Primary         SFR                  360          359        46.7      6.625     5/1/2006     5/1/2006
6808422593     Primary         SFR                  360          359          80      6.375     5/1/2006     5/1/2006
6829930707     Secondary       SFR                  360          359          50        6.5     5/1/2006     5/1/2006
6830026040     Primary         SFR                  360          359       73.57          6     5/1/2006     5/1/2006
6864173247     Primary         PUD                  360          360       69.31      5.875     6/1/2006     6/1/2006
6867226133     Primary         SFR                  360          359          80       6.75     5/1/2006     5/1/2006
6867889385     Primary         SFR                  360          359       60.91       6.25     5/1/2006     6/1/2006
6893388550     Primary         SFR                  360          360       71.01       6.75     6/1/2006     6/1/2006
6938403869     Primary         SFR                  360          359          80       6.75     5/1/2006     5/1/2006
6012100225     Primary         SFR                  360          356       66.67      6.375     2/1/2006     5/1/2006
6043076303     Primary         SFR                  360          358          80       5.75     4/1/2006     5/1/2006
6052503726     Primary         SFR                  360          358       68.99      6.375     4/1/2006     5/1/2006
6078688261     Primary         SFR                  360          358       78.53      5.875     4/1/2006     5/1/2006
6115277268     Primary         SFR                  360          359        67.2        6.5     5/1/2006     6/1/2006
6141492527     Primary         Condo                360          359       75.17      6.125     5/1/2006     5/1/2006
6147460833     Primary         Condo                360          359       68.29       6.75     5/1/2006     6/1/2006
6152506926     Primary         SFR                  360          359          80      6.125     5/1/2006     6/1/2006
6156499359     Primary         SFR                  360          358        79.8        6.5     4/1/2006     5/1/2006
6164205319     Primary         SFR                  360          359          80        6.5     5/1/2006     5/1/2006
6170497611     Primary         SFR                  360          356        62.5        7.5     2/1/2006     5/1/2006
6180834522     Primary         SFR                  360          359          80        6.5     5/1/2006     6/1/2006
6182849601     Primary         SFR                  360          356       65.13       6.75     2/1/2006     5/1/2006
6192611595     Primary         PUD                  360          358       52.42       6.25     4/1/2006     5/1/2006
6193644132     Primary         PUD                  360          359          50        6.5     5/1/2006     5/1/2006
6198507755     Primary         SFR                  360          359          80          7     5/1/2006     6/1/2006
6200675384     Primary         SFR                  360          359        63.8       6.25     5/1/2006     5/1/2006
6205076919     Primary         PUD                  360          359       79.96      6.875     5/1/2006     6/1/2006
6237240830     Primary         SFR                  360          359       63.16      6.375     5/1/2006     5/1/2006
6237428443     Primary         SFR                  360          358       74.71        6.5     4/1/2006     5/1/2006
6282014114     Primary         SFR                  360          359       73.04      6.375     5/1/2006     5/1/2006
6297830108     Secondary       Condo                360          359          75       6.25     5/1/2006     6/1/2006
6303610742     Primary         Condo                360          358       72.46          6     4/1/2006     5/1/2006
6313501444     Primary         Condo                360          353          80          6    11/1/2005     5/1/2006
6337036880     Primary         PUD                  360          358       44.34       6.75     4/1/2006     5/1/2006
6357495560     Primary         SFR                  360          358       64.07      6.125     4/1/2006     5/1/2006
6357853222     Primary         SFR                  360          358       44.77      6.375     4/1/2006     6/1/2006
6360419342     Primary         SFR                  360          359          80       6.25     5/1/2006     5/1/2006
6362342427     Primary         PUD                  360          358       50.74      6.375     4/1/2006     5/1/2006
6389397115     Secondary       Condo                360          358          80      6.125     4/1/2006     6/1/2006
6402689712     Primary         PUD                  360          359       68.75      5.625     5/1/2006     6/1/2006
6416995576     Primary         2-Family             360          359       74.07       6.25     5/1/2006     5/1/2006
6437019273     Primary         SFR                  360          358          80      6.125     4/1/2006     6/1/2006
6451803149     Primary         SFR                  360          359        62.5      6.625     5/1/2006     5/1/2006
6457886908     Primary         SFR                  360          358       71.67       5.75     4/1/2006     5/1/2006
6488221653     Primary         PUD                  360          359       74.02       6.25     5/1/2006     5/1/2006
6496414027     Primary         Condo                360          358          80      6.125     4/1/2006     5/1/2006
6505618055     Primary         SFR                  360          358          80       6.75     4/1/2006     5/1/2006
6514596821     Primary         PUD                  360          358          80          6     4/1/2006     5/1/2006
6515554233     Primary         Condo                360          358          80        6.5     4/1/2006     5/1/2006
6520536969     Primary         SFR                  360          358        69.7       5.75     4/1/2006     6/1/2006
6525749864     Primary         SFR                  360          358        73.8       6.25     4/1/2006     5/1/2006
6536552570     Primary         Condo                360          358          80      5.875     4/1/2006     5/1/2006
6537731082     Primary         SFR                  360          358       73.33          6     4/1/2006     5/1/2006
6538794139     Primary         3-Family             360          356          80        6.5     2/1/2006     5/1/2006
6540231518     Primary         SFR                  360          358       74.92          6     4/1/2006     6/1/2006
6543638594     Primary         SFR                  360          358       56.96      6.125     4/1/2006     5/1/2006
6570427234     Primary         PUD                  360          358          80      6.125     4/1/2006     5/1/2006
6578633502     Primary         SFR                  360          359        62.5        6.5     5/1/2006     5/1/2006
6583064065     Primary         SFR                  360          358          80      6.375     4/1/2006     5/1/2006
6607605273     Primary         SFR                  360          359          75      6.375     5/1/2006     5/1/2006
6611159440     Primary         PUD                  360          358          80      5.875     4/1/2006     6/1/2006
6619720318     Primary         SFR                  360          358       77.33        6.5     4/1/2006     5/1/2006
6629902310     Secondary       PUD                  360          359          65          6     5/1/2006     6/1/2006
6639266169     Secondary       Condo                360          358        68.9       6.25     4/1/2006     6/1/2006
6641100778     Primary         PUD                  360          358       66.29          6     4/1/2006     5/1/2006
6667263526     Primary         SFR                  360          358       72.95      5.875     4/1/2006     5/1/2006
6678763860     Primary         PUD                  360          358       73.41          6     4/1/2006     5/1/2006
6713607072     Primary         SFR                  360          359       73.17      6.625     5/1/2006     5/1/2006
6735325141     Primary         PUD                  360          356       69.42       6.25     2/1/2006     5/1/2006
6736234771     Primary         SFR                  360          358        59.6      6.375     4/1/2006     5/1/2006
6783836049     Primary         SFR                  360          358          80      6.625     4/1/2006     5/1/2006
6784773373     Primary         SFR                  360          358       54.76       6.75     4/1/2006     5/1/2006
6785384113     Primary         SFR                  360          359          80      5.875     5/1/2006     5/1/2006
6815807943     Primary         Condo                360          358       66.01        6.5     4/1/2006     6/1/2006
6819326437     Primary         Condo                360          359          80       6.75     5/1/2006     6/1/2006
6836253366     Primary         SFR                  360          359       73.88      6.625     5/1/2006     5/1/2006
6843700623     Primary         3-Family             360          358       77.04      6.375     4/1/2006     5/1/2006
6871134331     Primary         PUD                  360          359          75      6.625     5/1/2006     5/1/2006
6884396067     Primary         SFR                  360          358          75        6.5     4/1/2006     5/1/2006
6885262870     Primary         SFR                  360          358       62.07      6.125     4/1/2006     6/1/2006
6893930930     Primary         SFR                  360          358       32.41       6.25     4/1/2006     6/1/2006
6931798471     Primary         SFR                  360          358       52.63        6.5     4/1/2006     5/1/2006
6943512209     Investor        Condo                360          359          75       6.25     5/1/2006     5/1/2006
6947741903     Primary         SFR                  360          359       53.33      6.625     5/1/2006     6/1/2006
6949864281     Primary         SFR                  360          358          80       6.25     4/1/2006     5/1/2006
6950966454     Primary         SFR                  360          359       65.95          6     5/1/2006     5/1/2006
6955800724     Primary         SFR                  360          359       67.42      6.625     5/1/2006     7/1/2006
6990878388     Primary         SFR                  360          358          80      6.875     4/1/2006     5/1/2006
6218688635     Primary         SFR                  360          357       69.52       6.25     3/1/2006     6/1/2006
6538759637     Primary         PUD                  360          356          80        6.5     2/1/2006     5/1/2006
6288749002     Primary         SFR                  360          356          80       6.75     2/1/2006     5/1/2006
6964500109     Primary         Condo                360          354          80       5.75    12/1/2005     5/1/2006
6058743144     Secondary       Condo                360          353          65      5.875    11/1/2005     6/1/2006

LOANID         S_MATDATE      PANDI      PTDATE       OBAL            COBAL          PURPOSE      DOC           OAPPVAL
----------------------------------------------------------------------------------------------------------------------------

6003212070      4/1/2036     3,761.25    5/1/2006      708,000.00      708,000.00    Purchase     Standard        885,000.00
6004432461      5/1/2036     3,250.00    6/1/2006      650,000.00      650,000.00    C/O Refi     Rapid         2,530,000.00
6011957344      5/1/2036     4,732.31    6/1/2006      800,000.00      800,000.00    Purchase     Rapid         1,025,000.00
6012119050      5/1/2036     4,848.96    6/1/2006      950,000.00      950,000.00    Purchase     Standard      1,265,000.00
6013003808      4/1/2036     3,105.47    5/1/2006      562,500.00      562,500.00    R/T Refi     Standard        750,000.00
6013191884      5/1/2036     2,550.00    6/1/2006      480,000.00      480,000.00    Purchase     SISA            600,000.00
6018508272      5/1/2036     2,400.00    6/1/2006      480,000.00      480,000.00    R/T Refi     Reduced         820,000.00
6020925316      4/1/2036     5,000.00    5/1/2006    1,000,000.00    1,000,000.00    Purchase     Reduced       1,845,000.00
6024709153      5/1/2036     2,762.50    6/1/2006      510,000.00      510,000.00    C/O Refi     Standard        685,000.00
6029100432      5/1/2036     5,208.33    6/1/2006    1,000,000.00    1,000,000.00    Purchase     Standard      1,700,000.00
6033856854      4/1/2036     3,337.13    5/1/2006      667,425.00      667,425.00    Purchase     Standard        890,000.00
6037349278      4/1/2036       833.33    5/1/2006      160,000.00      160,000.00    R/T Refi     Standard        200,000.00
6043004107      4/1/2036     4,980.47    5/1/2006      937,500.00      937,500.00    Purchase     Reduced       1,250,000.00
6052294573      5/1/2036     3,853.65    6/1/2006      755,000.00      755,000.00    Purchase     Rapid         1,325,000.00
6060230510      5/1/2036     2,473.96    6/1/2006      475,000.00      475,000.00    C/O Refi     Rapid           680,000.00
6060896344      4/1/2036     3,212.20    5/1/2006      543,024.00      542,437.31    Purchase     Reduced         695,000.00
6079596992      4/1/2036     3,028.68    5/1/2006      512,000.00      511,477.99    Purchase     Reduced         640,000.00
6082782688      4/1/2036     5,910.89    5/1/2006      960,000.00      959,089.11    Purchase     Reduced       1,200,000.00
6083312386      5/1/2036     2,427.81    6/1/2006      457,000.00      457,000.00    Purchase     Reduced         760,000.00
6086025399      5/1/2036     3,025.42    6/1/2006      548,000.00      548,000.00    R/T Refi     SISA            685,000.00
6093906730      5/1/2036     3,163.33    6/1/2006      584,000.00      584,000.00    Purchase     Standard        730,000.00
6105659053      5/1/2036     3,968.44    6/1/2006      747,000.00      747,000.00    C/O Refi     Standard      1,400,000.00
6107670504      5/1/2036     3,321.00    6/1/2006      590,400.00      590,400.00    R/T Refi     Standard        738,000.00
6141479102      4/1/2036     2,075.83    5/1/2006      424,000.00      424,000.00    Purchase     Reduced         530,000.00
6144699607      5/1/2036     3,146.00    6/1/2006      580,800.00      580,800.00    Purchase     SISA            730,000.00
6149891845      4/1/2036     3,099.25    5/1/2006      607,200.00      607,200.00    Purchase     Standard        765,000.00
6160128275      4/1/2036     2,830.73    5/1/2006      543,500.00      543,500.00    R/T Refi     Rapid         1,005,000.00
6160470800      5/1/2036     4,050.00    6/1/2006      720,000.00      720,000.00    C/O Refi     Standard      1,300,000.00
6173819001      5/1/2036     3,783.85    6/1/2006      726,500.00      726,500.00    R/T Refi     Rapid           975,000.00
6180751171      4/1/2036     3,062.50    5/1/2006      600,000.00      600,000.00    Purchase     Standard        856,000.00
6200337829      4/1/2036     2,451.25    5/1/2006      444,000.00      444,000.00    C/O Refi     Rapid           555,000.00
6219442941      5/1/2036     3,291.67    6/1/2006      632,000.00      632,000.00    Purchase     Standard        790,000.00
6219831838      5/1/2036     4,112.50    6/1/2006      840,000.00      840,000.00    C/O Refi     Standard      1,200,000.00
6220545120      5/1/2036     5,281.88    6/1/2006      939,000.00      939,000.00    Purchase     Rapid         1,252,000.00
6221846816     12/1/2035     2,024.92    4/1/2006      413,600.00      413,600.00    Purchase     Reduced         517,000.00
6225272613      5/1/2036     4,134.38    6/1/2006      810,000.00      810,000.00    Purchase     Rapid         1,300,000.00
6232055266      5/1/2036     3,125.00    6/1/2006      600,000.00      600,000.00    C/O Refi     Reduced         805,000.00
6232230737      5/1/2036     3,842.61    6/1/2006      768,521.60      768,521.60    Purchase     Reduced       1,105,000.00
6234235130      5/1/2036     3,140.75    6/1/2006      591,200.00      591,200.00    Purchase     SISA            760,000.00
6237213449      5/1/2036     3,036.46    6/1/2006      550,000.00      550,000.00    Purchase     Rapid           820,000.00
6240109147      4/1/2036     2,437.50    5/1/2006      468,000.00      468,000.00    R/T Refi     Standard        585,000.00
6245024671      4/1/2036     2,976.67    5/1/2006      608,000.00      608,000.00    Purchase     Reduced         760,000.00
6253984352      5/1/2036     3,152.92    6/1/2006      644,000.00      644,000.00    C/O Refi     Rapid           920,000.00
6255120690      5/1/2036     3,612.50    6/1/2006      680,000.00      680,000.00    Purchase     Standard        860,000.00
6260911364      4/1/2036     3,385.42    5/1/2006      650,000.00      650,000.00    Purchase     Standard        825,000.00
6266341939      4/1/2036     3,021.67    5/1/2006      592,000.00      592,000.00    R/T Refi     Standard        740,000.00
6271422294      5/1/2036     4,843.75    6/1/2006      930,000.00      930,000.00    R/T Refi     Reduced       1,240,000.00
6272043982      5/1/2036     4,428.13    6/1/2006      817,500.00      817,500.00    Purchase     Standard      1,090,000.00
6274692729      4/1/2036     4,687.13    5/1/2006      837,029.00      836,091.06    Purchase     Reduced       1,200,000.00
6279438060      1/1/2036     1,214.58    4/1/2006      233,200.00      233,200.00    R/T Refi     Reduced         420,000.00
6307613882      5/1/2036     3,461.25    6/1/2006      639,000.00      639,000.00    R/T Refi     SISA            810,000.00
6310922205      5/1/2036     5,208.33    6/1/2006    1,000,000.00    1,000,000.00    Purchase     Reduced       1,500,000.00
6321052422      5/1/2036     4,492.25    6/1/2006      845,600.00      845,600.00    Purchase     SISA          1,060,000.00
6334808729      4/1/2036     2,750.00    5/1/2006      600,000.00      600,000.00    R/T Refi     Rapid           845,000.00
6370684976      4/1/2036     3,931.25    5/1/2006      740,000.00      740,000.00    C/O Refi     Rapid         1,100,000.00
6379776658      4/1/2036     2,709.38    5/1/2006      610,000.00      510,000.00    Purchase     Reduced         775,000.00
6379980292      5/1/2036     5,248.75    6/1/2006      988,000.00      988,000.00    Purchase     SISA          1,250,000.00
6386455940      5/1/2036     3,057.71    6/1/2006      510,000.00      510,000.00    C/O Refi     Standard        760,000.00
6386589631      1/1/2036     1,286.25    4/1/2006      252,000.00      251,999.42    Purchase     Standard        322,000.00
6395978262      5/1/2036     5,377.50    6/1/2006      956,000.00      956,000.00    Purchase     Rapid         1,275,000.00
6397735769      5/1/2036     4,250.00    6/1/2006      800,000.00      800,000.00    Purchase     Standard      2,000,000.00
6404682848      4/1/2036     2,156.25    5/1/2006      460,000.00      460,000.00    C/O Refi     Standard        700,000.00
6408329164      4/1/2036     2,487.08    5/1/2006      508,000.00      508,000.00    Purchase     Standard        635,000.00
6408751573      5/1/2036     4,261.98    6/1/2006      835,000.00      835,000.00    Purchase     Rapid         1,135,000.00
6441177380      4/1/2036     2,449.49    5/1/2006      479,900.00      479,900.00    Purchase     Reduced         629,900.00
6442298292      4/1/2036     4,083.33    5/1/2006      800,000.00      800,000.00    Purchase     Standard      1,600,000.00
6445872556      5/1/2036     5,622.19    6/1/2006      999,500.00      999,500.00    Purchase     SISA          1,265,000.00
6451123878      5/1/2036     2,307.29    6/1/2006      443,000.00      443,000.00    R/T Refi     Rapid           592,000.00
6453312164      4/1/2036     3,069.58    5/1/2006      556,000.00      556,000.00    C/O Refi     Rapid           695,000.00
6453843879      4/1/2036     4,687.50    5/1/2006      900,000.00      900,000.00    Purchase     Reduced       1,200,000.00
6463346293      5/1/2036     5,211.56    6/1/2006      981,000.00      981,000.00    R/T Refi     Reduced       1,390,000.00
6472423448      5/1/2036     5,416.67    6/1/2006    1,000,000.00    1,000,000.00    R/T Refi     Rapid         2,250,000.00
6473196274      5/1/2036     5,729.17    6/1/2006    1,100,000.00    1,100,000.00    C/O Refi     Standard      3,000,000.00
6493613209      5/1/2036     2,930.78    6/1/2006      551,676.00      551,676.00    C/O Refi     Reduced       1,175,000.00
6506196143      5/1/2036     2,368.33    6/1/2006      464,000.00      464,000.00    R/T Refi     Standard        790,000.00
6516062632      5/1/2036     5,378.75    6/1/2006      993,000.00      993,000.00    R/T Refi     Rapid         1,325,000.00
6518240996      5/1/2036     2,734.37    6/1/2006      525,000.00      525,000.00    R/T Refi     Rapid           700,000.00
6535405184      4/1/2036     3,041.15    5/1/2006      583,900.00      583,900.00    C/O Refi     Rapid           800,000.00
6548277315      5/1/2036     2,996.25    6/1/2006      564,000.00      564,000.00    Purchase     SISA            814,000.00
6549913207      5/1/2036     7,812.50    6/1/2006    1,500,000.00    1,500,000.00    Purchase     Standard      2,450,000.00
6559434409      5/1/2036     4,057.29    6/1/2006      779,000.00      779,000.00    Purchase     Rapid           995,000.00
6562914306      4/1/2036     4,083.33    5/1/2006      800,000.00      800,000.00    Purchase     Rapid         1,000,000.00
6566390487      5/1/2036     2,400.00    6/1/2006      480,000.00      480,000.00    C/O Refi     Rapid           600,000.00
6576338112      5/1/2036     3,416.00    6/1/2006      683,200.00      683,200.00    Purchase     Standard        860,000.00
6576361429      4/1/2036     2,248.13    5/1/2006      440,450.00      440,450.00    Purchase     Standard        580,000.00
6580949334      4/1/2036     4,800.00    5/1/2006      960,000.00      960,000.00    Purchase     Rapid         1,333,000.00
6588375060      5/1/2036     5,104.17    6/1/2006    1,000,000.00    1,000,000.00    Purchase     Reduced       1,350,000.00
6588923489      5/1/2036     3,208.33    6/1/2006      616,000.00      616,000.00    Purchase     Standard        770,000.00
6595568236      4/1/2036     3,229.17    5/1/2006      620,000.00      620,000.00    R/T Refi     Standard        840,000.00
6601056341      4/1/2036     3,591.25    5/1/2006      676,000.00      676,000.00    Purchase     Reduced         865,000.00
6604671385      5/1/2036     2,702.50    6/1/2006      552,000.00      552,000.00    C/O Refi     Rapid           690,000.00
6605291035     11/1/2035     1,689.63    4/1/2006      386,200.00      386,200.00    Purchase     Standard        484,000.00
6612238292      5/1/2036     2,957.08    6/1/2006      604,000.00      604,000.00    Purchase     Standard        755,000.00
6625502338      4/1/2036     3,748.33    5/1/2006      692,000.00      692,000.00    Purchase     Rapid           865,000.00
6627931220      5/1/2036     3,378.75    6/1/2006      636,000.00      636,000.00    Purchase     Reduced         795,000.00
6659399445      4/1/2036     3,100.00    5/1/2006      620,000.00      620,000.00    R/T Refi     Standard        840,000.00
6663412697      5/1/2036     2,347.92    6/1/2006      460,000.00      460,000.00    Purchase     Rapid           692,000.00
6678755288      5/1/2036     2,612.50    6/1/2006      501,600.00      501,600.00    R/T Refi     Reduced         835,000.00
6684551739      4/1/2036     3,246.25    5/1/2006      588,000.00      588,000.00    Purchase     Reduced         735,000.00
6687135209      5/1/2036     4,367.09    6/1/2006      700,000.00      700,000.00    Purchase     Rapid         1,200,000.00
6704748133      5/1/2036     3,597.31    6/1/2006      600,000.00      600,000.00    Purchase     Standard      1,250,000.00
6706923254      4/1/2036     2,421.87    5/1/2006      465,000.00      465,000.00    Purchase     Standard        665,000.00
6716121295      4/1/2036     4,312.00    5/1/2006      844,800.00      844,800.00    Purchase     SISA          1,140,000.00
6726386284      4/1/2036     4,695.83    5/1/2006      920,000.00      920,000.00    Purchase     Rapid         1,200,000.00
6728768257      5/1/2036     3,358.54    6/1/2006      686,000.00      686,000.00    Purchase     Reduced         990,000.00
6733481490      4/1/2036     2,613.33    5/1/2006      512,000.00      512,000.00    Purchase     Reduced         690,000.00
6735797133      5/1/2036     2,725.00    6/1/2006      545,000.00      545,000.00    C/O Refi     Rapid         1,500,000.00
6756713605      5/1/2036     3,980.00    6/1/2006      796,000.00      796,000.00    Purchase     Rapid           995,000.00
6778001393      4/1/2036     4,492.19    5/1/2006      862,500.00      862,500.00    Purchase     Standard      1,150,000.00
6779176798      4/1/2036     2,812.50    5/1/2006      600,000.00      600,000.00    Purchase     Rapid         1,400,000.00
6800372697      4/1/2036     2,388.75    5/1/2006      468,000.00      468,000.00    Purchase     Reduced         585,000.00
6800871169      4/1/2036     3,981.25    5/1/2006      780,000.00      780,000.00    Purchase     Rapid         1,550,000.00
6803742276      5/1/2036     3,506.25    6/1/2006      660,000.00      660,000.00    Purchase     Standard        835,000.00
6809772483      5/1/2036     3,333.33    6/1/2006      640,000.00      640,000.00    R/T Refi     SISA            930,000.00
6811368551      5/1/2036     3,062.13    6/1/2006      600,000.00      599,927.69    Purchase     Rapid           750,000.00
6814124811      5/1/2036     3,304.17    6/1/2006      610,000.00      610,000.00    Purchase     Reduced         775,000.00
6825146548      5/1/2036     6,574.22    6/1/2006    1,237,500.00    1,237,500.00    C/O Refi     Standard      1,650,000.00
6826488048      5/1/2036     2,400.00    6/1/2006      480,000.00      480,000.00    C/O Refi     Standard        760,000.00
6831149775      5/1/2036     2,800.92    6/1/2006      479,960.00      479,960.00    Purchase     Standard        600,000.00
6831281107      5/1/2036     2,749.75    6/1/2006      517,600.00      517,600.00    Purchase     Rapid           647,000.00
6841942383     12/1/2035     1,540.00    4/1/2006      352,000.00      352,000.00    Purchase     Reduced         440,000.00
6853242763      5/1/2036     2,527.58    6/1/2006      495,200.00      495,200.00    Purchase     Rapid           620,000.00
6857770074      5/1/2036     2,663.25    6/1/2006      532,650.00      532,650.00    C/O Refi     Rapid           675,000.00
6870675813      4/1/2036     2,868.75    5/1/2006      540,000.00      540,000.00    R/T Refi     Rapid           675,000.00
6872394934      5/1/2036     3,705.86    6/1/2006      671,250.00      671,250.00    Purchase     Rapid           910,000.00
6879985601      5/1/2036     7,798.92    6/1/2006    1,440,000.00    1,440,000.00    C/O Refi     Standard      3,250,000.00
6891935667      5/1/2036     3,187.50    6/1/2006      600,000.00      600,000.00    Purchase     Rapid         1,155,000.00
6896455273      4/1/2036     3,250.00    5/1/2006      600,000.00      600,000.00    Purchase     Rapid           790,000.00
6911295225      5/1/2036     8,532.92    6/1/2006    1,350,000.00    1,350,000.00    C/O Refi     Rapid         2,160,000.00
6919375615      5/1/2036     3,354.17    6/1/2006      644,000.00      644,000.00    Purchase     Rapid           823,000.00
6920256846      5/1/2036     4,491.67    6/1/2006      880,000.00      880,000.00    Purchase     Rapid         1,200,000.00
6922526170      4/1/2036     2,628.65    5/1/2006      515,000.00      515,000.00    C/O Refi     Rapid           825,000.00
6937806260      4/1/2036     3,253.91    5/1/2006      637,500.00      637,500.00    Purchase     SISA            872,000.00
6943385432      5/1/2036     2,950.21    6/1/2006      578,000.00      578,000.00    R/T Refi     Rapid         1,250,000.00
6946582258      4/1/2036     5,000.00    5/1/2006      960,000.00      960,000.00    Purchase     SISA          1,200,000.00
6972727322      5/1/2036     2,295.83    6/1/2006      440,800.00      440,800.00    Purchase     Standard        551,000.00
6979661276      4/1/2036     2,286.35    5/1/2006      467,000.00      467,000.00    C/O Refi     Standard        585,000.00
6980033382      5/1/2036     3,359.83    6/1/2006      600,000.00      600,000.00    Purchase     Reduced         985,000.00
6982856053      4/1/2036     5,208.33    5/1/2006    1,000,000.00    1,000,000.00    Purchase     SISA          1,250,000.00
6985645214      4/1/2036     2,979.17    5/1/2006      550,000.00      550,000.00    C/O Refi     Rapid           810,000.00
6988428014      4/1/2036     2,954.17    5/1/2006      567,200.00      567,200.00    Purchase     Reduced         710,000.00
6989702516      5/1/2036     3,166.04    6/1/2006      584,500.00      584,500.00    C/O Refi     Rapid           955,000.00
6048379637      4/1/2036     5,208.33    5/1/2006    1,000,000.00    1,000,000.00    R/T Refi     Stated        1,547,000.00
6119356340      5/1/2036     2,708.33    6/1/2006      500,000.00      500,000.00    Purchase     Stated          645,000.00
6192880901      4/1/2036     3,687.50    5/1/2006      708,000.00      708,000.00    Purchase     Stated          885,000.00
6234103676      5/1/2036     3,937.50    6/1/2006      756,000.00      756,000.00    R/T Refi     Stated        1,800,000.00
6302680845      4/1/2036     3,000.00    5/1/2006      576,000.00      576,000.00    Purchase     Stated          720,000.00
6357436200      4/1/2036     2,916.67    5/1/2006      560,000.00      560,000.00    C/O Refi     Stated          750,000.00
6432222765      5/1/2036     3,245.83    6/1/2006      623,200.00      623,200.00    Purchase     Standard        779,000.00
6437208587      5/1/2036     2,708.33    6/1/2006      500,000.00      500,000.00    Purchase     Stated          750,000.00
6459533532      4/1/2036     2,244.74    5/1/2006      458,500.00      458,500.00    Purchase     Stated          660,000.00
6466519193      5/1/2036     2,789.58    6/1/2006      515,000.00      515,000.00    C/O Refi     Stated          720,000.00
6470560001      4/1/2036     2,359.37    5/1/2006      453,000.00      453,000.00    C/O Refi     Stated          600,000.00
6474002711      4/1/2036     2,621.67    5/1/2006      484,000.00      484,000.00    Purchase     Stated          690,000.00
6476152894      5/1/2036     3,046.87    6/1/2006      585,000.00      585,000.00    Purchase     Stated          780,000.00
6503299684      4/1/2036     3,244.22    5/1/2006      576,750.00      576,750.00    Purchase     Stated          770,000.00
6536082420      5/1/2036     3,028.13    6/1/2006      570,000.00      570,000.00    Purchase     Stated          760,000.00
6563274346      5/1/2036     2,252.50    6/1/2006      424,000.00      424,000.00    C/O Refi     Stated          530,000.00
6648706361      5/1/2036     4,736.25    6/1/2006      842,000.00      842,000.00    C/O Refi     Stated        1,550,000.00
6667925082      4/1/2036     3,385.94    5/1/2006      591,000.00      591,000.00    C/O Refi     Stated        1,425,000.00
6702040459      4/1/2036     4,797.36    5/1/2006      939,890.00      939,890.00    Purchase     Stated        1,225,000.00
6721075239      4/1/2036     2,346.35    5/1/2006      425,000.00      425,000.00    C/O Refi     Stated          910,000.00
6808422593      4/1/2036     2,337.50    5/1/2006      440,000.00      440,000.00    R/T Refi     Stated          550,000.00
6829930707      4/1/2036     5,416.67    5/1/2006    1,000,000.00    1,000,000.00    Purchase     Stated        2,000,000.00
6830026040      4/1/2036     2,317.50    5/1/2006      463,500.00      463,500.00    C/O Refi     Stated          630,000.00
6864173247      5/1/2036     2,100.31    6/1/2006      429,000.00      429,000.00    Purchase     Stated          619,000.00
6867226133      4/1/2036     2,448.00    5/1/2006      435,200.00      435,200.00    C/O Refi     Stated          544,000.00
6867889385      4/1/2036     3,125.00    5/1/2006      600,000.00      600,000.00    Purchase     Standard      1,000,000.00
6893388550      5/1/2036     2,756.25    6/1/2006      490,000.00      490,000.00    C/O Refi     Stated          690,000.00
6938403869      4/1/2036     2,439.94    5/1/2006      433,767.00      433,767.00    Purchase     Standard        543,500.00
6012100225      1/1/2036     1,622.07    4/1/2006      260,000.00      259,029.01    C/O Refi     Stated          390,000.00
6043076303      3/1/2036     2,357.50    4/1/2006      492,000.00      492,000.00    R/T Refi     Stated          615,000.00
6052503726      3/1/2036     2,836.88    4/1/2006      534,000.00      534,000.00    C/O Refi     Stated          774,000.00
6078688261      3/1/2036     2,095.42    4/1/2006      428,000.00      428,000.00    C/O Refi     Stated          545,000.00
6115277268      4/1/2036     2,984.58    5/1/2006      551,000.00      551,000.00    C/O Refi     Stated          820,000.00
6141492527      4/1/2036     2,858.33    5/1/2006      560,000.00      560,000.00    Purchase     Stated          745,000.00
6147460833      4/1/2036     2,688.75    5/1/2006      478,000.00      477,688.75    R/T Refi     Stated          700,000.00
6152506926      4/1/2036     2,613.33    5/1/2006      512,000.00      511,998.33    Purchase     Standard        645,000.00
6156499359      3/1/2036     5,200.00    4/1/2006      960,000.00      960,000.00    Purchase     Standard      1,203,000.00
6164205319      4/1/2036     2,643.33    5/1/2006      488,000.00      488,000.00    Purchase     Standard        610,000.00
6170497611      1/1/2036    10,488.22    4/1/2006    1,500,000.00    1,495,505.20    Purchase     Stated        2,400,000.00
6180834522      4/1/2036     2,382.90    5/1/2006      439,920.00      439,920.00    Purchase     Standard        549,900.00
6182849601      1/1/2036    16,852.50    4/1/2006    2,996,000.00    2,996,000.00    C/O Refi     Standard      4,600,000.00
6192611595      3/1/2036     3,890.62    4/1/2006      747,000.00      746,999.41    R/T Refi     Stated        1,425,000.00
6193644132      4/1/2036     2,843.75    5/1/2006      525,000.00      525,000.00    C/O Refi     Stated        1,050,000.00
6198507755      4/1/2036     5,600.00    5/1/2006      960,000.00      960,000.00    Purchase     Standard      1,295,000.00
6200675384      4/1/2036     2,359.37    5/1/2006      453,000.00      453,000.00    R/T Refi     Stated          710,000.00
6205076919      4/1/2036     2,750.00    5/1/2006      480,000.00      479,862.00    C/O Refi     Stated          600,300.00
6237240830      4/1/2036     2,523.44    5/1/2006      475,000.00      475,000.00    C/O Refi     Stated          752,000.00
6237428443      3/1/2036     4,512.08    4/1/2006      833,000.00      833,000.00    R/T Refi     Stated        1,115,000.00
6282014114      4/1/2036     5,238.13    5/1/2006      986,000.00      986,000.00    R/T Refi     Stated        1,350,000.00
6297830108      4/1/2036     2,792.97    5/1/2006      536,250.00      536,250.00    Purchase     Standard        715,000.00
6303610742      3/1/2036     2,500.00    4/1/2006      500,000.00      500,000.00    Purchase     Stated          692,000.00
6313501444     10/1/2035     2,343.73    4/1/2006      468,745.00      468,745.00    Purchase     Standard        586,000.00
6337036880      3/1/2036     4,240.13    4/1/2006      753,800.00      753,799.00    R/T Refi     Stated        1,700,000.00
6357495560      3/1/2036     7,145.83    4/1/2006    1,400,000.00    1,400,000.00    R/T Refi     Stated        2,185,000.00
6357853222      3/1/2036     2,794.38    5/1/2006      526,000.00      526,000.00    R/T Refi     Stated        1,175,000.00
6360419342      4/1/2036     2,658.33    5/1/2006      510,400.00      510,400.00    Purchase     Standard        638,000.00
6362342427      3/1/2036     3,639.06    4/1/2006      685,000.00      685,000.00    R/T Refi     Stated        1,350,000.00
6389397115      3/1/2036     1,306.26    5/1/2006      255,920.00      255,920.00    Purchase     Stated          320,000.00
6402689712      4/1/2036     6,445.31    5/1/2006    1,375,000.00    1,374,999.24    Purchase     Standard      2,000,000.00
6416995576      4/1/2036     2,604.17    5/1/2006      500,000.00      500,000.00    Purchase     Stated          675,000.00
6437019273      3/1/2036     2,319.74    5/1/2006      454,480.00      454,480.00    Purchase     Stated          569,000.00
6451803149      4/1/2036     3,312.50    5/1/2006      600,000.00      600,000.00    C/O Refi     Stated          960,000.00
6457886908      3/1/2036     3,090.63    4/1/2006      645,000.00      644,999.63    C/O Refi     Stated          900,000.00
6488221653      4/1/2036     2,961.32    5/1/2006      568,573.00      568,573.00    Purchase     Stated          769,000.00
6496414027      3/1/2036     3,572.92    4/1/2006      700,000.00      700,000.00    Purchase     Standard        875,000.00
6505618055      3/1/2036     3,330.00    4/1/2006      592,000.00      592,000.00    C/O Refi     Stated          740,000.00
6514596821      3/1/2036     5,800.00    4/1/2006    1,160,000.00    1,160,000.00    Purchase     Standard      1,460,000.00
6515554233      3/1/2036     2,665.00    4/1/2006      492,000.00      492,000.00    Purchase     Stated          615,000.00
6520536969      3/1/2036     5,510.42    5/1/2006    1,150,000.00    1,150,000.00    Purchase     Stated        1,650,000.00
6525749864      3/1/2036     2,882.81    4/1/2006      553,500.00      553,500.00    R/T Refi     Stated          750,000.00
6536552570      3/1/2036     3,760.00    4/1/2006      768,000.00      768,000.00    Purchase     Standard        960,000.00
6537731082      3/1/2036     3,300.00    4/1/2006      660,000.00      660,000.00    R/T Refi     Standard        900,000.00
6538794139      1/1/2036     3,817.70    4/1/2006      604,000.00      601,644.54    Purchase     Stated          755,000.00
6540231518      3/1/2036     2,945.00    5/1/2006      589,000.00      589,000.00    Purchase     Stated          790,000.00
6543638594      3/1/2036     2,485.73    4/1/2006      487,000.00      487,000.00    R/T Refi     Stated          855,000.00
6570427234      3/1/2036     3,532.08    4/1/2006      692,000.00      692,000.00    Purchase     Stated          865,000.00
6578633502      4/1/2036     4,062.50    5/1/2006      750,000.00      750,000.00    R/T Refi     Stated        1,200,000.00
6583064065      3/1/2036     2,549.97    4/1/2006      480,000.00      479,994.76    C/O Refi     Stated          600,000.00
6607605273      4/1/2036     2,789.06    5/1/2006      525,000.00      525,000.00    R/T Refi     Stated          700,000.00
6611159440      3/1/2036     2,467.11    5/1/2006      503,920.00      503,920.00    Purchase     Stated          630,000.00
6619720318      3/1/2036     2,513.33    4/1/2006      464,000.00      464,000.00    C/O Refi     Stated          600,000.00
6629902310      4/1/2036     2,470.00    5/1/2006      494,000.00      494,000.00    R/T Refi     Stated          760,000.00
6639266169      3/1/2036     3,229.17    5/1/2006      620,000.00      620,000.00    Purchase     Standard        900,000.00
6641100778      3/1/2036     2,320.00    4/1/2006      464,000.00      464,000.00    R/T Refi     Stated          700,000.00
6667263526      3/1/2036     2,178.65    4/1/2006      445,000.00      445,000.00    R/T Refi     Stated          610,000.00
6678763860      3/1/2036     3,250.00    4/1/2006      650,000.00      650,000.00    Purchase     Stated          886,000.00
6713607072      4/1/2036     8,281.25    5/1/2006    1,500,000.00    1,500,000.00    R/T Refi     Standard      2,050,000.00
6735325141      1/1/2036     2,564.47    4/1/2006      416,500.00      414,906.80    C/O Refi     Stated          600,000.00
6736234771      3/1/2036     5,540.94    4/1/2006    1,043,000.00    1,042,973.72    C/O Refi     Standard      1,750,000.00
6783836049      3/1/2036     3,157.92    4/1/2006      572,000.00      572,000.00    R/T Refi     Stated          715,000.00
6784773373      3/1/2036     3,234.38    4/1/2006      575,000.00      574,500.00    C/O Refi     Stated        1,050,000.00
6785384113      4/1/2036     2,702.50    5/1/2006      552,000.00      552,000.00    Purchase     Standard        690,000.00
6815807943      3/1/2036     2,735.42    5/1/2006      505,000.00      505,000.00    R/T Refi     Stated          765,000.00
6819326437      4/1/2036     2,457.00    5/1/2006      436,800.00      436,800.00    Purchase     Standard        546,000.00
6836253366      4/1/2036     3,467.08    5/1/2006      628,000.00      628,000.00    C/O Refi     Stated          850,000.00
6843700623      3/1/2036     6,826.56    4/1/2006    1,285,000.00    1,285,000.00    Purchase     Standard      1,668,000.00
6871134331      4/1/2036     2,830.60    5/1/2006      512,712.00      512,712.00    Purchase     Stated          690,000.00
6884396067      3/1/2036     2,803.13    4/1/2006      517,500.00      517,500.00    C/O Refi     Stated          690,000.00
6885262870      3/1/2036     4,593.75    5/1/2006      900,000.00      900,000.00    C/O Refi     Standard      1,450,000.00
6893930930      3/1/2036     2,447.92    5/1/2006      470,000.00      470,000.00    C/O Refi     Stated        1,450,000.00
6931798471      3/1/2036     2,708.33    4/1/2006      500,000.00      500,000.00    C/O Refi     Stated          950,000.00
6943512209      4/1/2036     3,135.23    5/1/2006      601,965.00      601,965.00    Purchase     Stated          802,620.00
6947741903      4/1/2036     2,429.17    5/1/2006      440,000.00      439,000.00    C/O Refi     Stated          825,000.00
6949864281      3/1/2036     2,833.33    4/1/2006      544,000.00      544,000.00    Purchase     Standard        680,000.00
6950966454      4/1/2036     3,050.00    5/1/2006      610,000.00      610,000.00    C/O Refi     Stated          925,000.00
6955800724      4/1/2036     3,312.50    6/1/2006      600,000.00      599,892.74    C/O Refi     Stated          890,000.00
6990878388      3/1/2036     3,575.00    4/1/2006      624,000.00      624,000.00    Purchase     Standard        780,000.00
6218688635      2/1/2036     3,385.42    5/1/2006      650,000.00      650,000.00    C/O Refi     Standard        935,000.00
6538759637      1/1/2036     3,296.66    4/1/2006      612,000.00      612,000.00    R/T Refi     Standard        765,000.00
6288749002      1/1/2036     3,735.00    4/1/2006      664,000.00      664,000.00    Purchase     SISA            900,000.00
6964500109     11/1/2035     2,453.33    4/1/2006      512,000.00      511,985.00    Purchase     Rapid           645,000.00
6058743144     10/1/2035     1,734.35    5/1/2006      354,250.00      354,250.00    Purchase     Stated          545,000.00

LOANID          FRTRDATE    CEILING    FLOOR     CAPINT     MARGIN     INDEX             ODATE         SERVICER
----------------------------------------------------------------------------------------------------------------------

6003212070      4/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       3/15/2006     Bank of America
6004432461      5/1/2016         11     2.25          2       2.25     12 MO LIBOR       4/20/2006     Bank of America
6011957344      5/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       4/11/2006     Bank of America
6012119050      5/1/2016     11.125     2.25          2       2.25     12 MO LIBOR        4/1/2006     Bank of America
6013003808      4/1/2016     11.625     2.25          2       2.25     12 MO LIBOR       3/17/2006     Bank of America
6013191884      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       3/29/2006     Bank of America
6018508272      5/1/2016         11     2.25          2       2.25     12 MO LIBOR       4/11/2006     Bank of America
6020925316      4/1/2016         11     2.25          2       2.25     12 MO LIBOR       3/24/2006     Bank of America
6024709153      5/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       4/10/2006     Bank of America
6029100432      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       4/10/2006     Bank of America
6033856854      4/1/2016         11     2.25          2       2.25     12 MO LIBOR       3/31/2006     Bank of America
6037349278      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        4/3/2006     Bank of America
6043004107      4/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       3/21/2006     Bank of America
6052294573      5/1/2016     11.125     2.25          2       2.25     12 MO LIBOR        4/6/2006     Bank of America
6060230510      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       4/13/2006     Bank of America
6060896344      4/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       3/24/2006     Bank of America
6079596992      4/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       3/30/2006     Bank of America
6082782688      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/15/2006     Bank of America
6083312386      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       3/17/2006     Bank of America
6086025399      5/1/2016     11.625     2.25          2       2.25     12 MO LIBOR       4/19/2006     Bank of America
6093906730      5/1/2016       11.5     2.25          2       2.25     12 MO LIBOR        4/5/2006     Bank of America
6105659053      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       4/12/2006     Bank of America
6107670504      5/1/2016      11.75     2.25          2       2.25     12 MO LIBOR        4/7/2006     Bank of America
6141479102      4/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       3/30/2006     Bank of America
6144699607      5/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       4/18/2006     Bank of America
6149891845      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       3/22/2006     Bank of America
6160128275      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/21/2006     Bank of America
6160470800      5/1/2016      11.75     2.25          2       2.25     12 MO LIBOR       4/18/2006     Bank of America
6173819001      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       4/10/2006     Bank of America
6180751171      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       3/31/2006     Bank of America
6200337829      4/1/2016     11.625     2.25          2       2.25     12 MO LIBOR       3/29/2006     Bank of America
6219442941      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       4/12/2006     Bank of America
6219831838      5/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       3/29/2006     Bank of America
6220545120      5/1/2016      11.75     2.25          2       2.25     12 MO LIBOR        4/1/2006     Bank of America
6221846816     12/1/2015     10.875     2.25          2       2.25     12 MO LIBOR       11/8/2005     Bank of America
6225272613      5/1/2016     11.125     2.25          2       2.25     12 MO LIBOR        4/7/2006     Bank of America
6232055266      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        4/3/2006     Bank of America
6232230737      5/1/2016         11     2.25          2       2.25     12 MO LIBOR        4/6/2006     Bank of America
6234235130      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       4/21/2006     Bank of America
6237213449      5/1/2016     11.625     2.25          2       2.25     12 MO LIBOR       4/24/2006     Bank of America
6240109147      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/23/2006     Bank of America
6245024671      4/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       3/31/2006     Bank of America
6253984352      5/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       4/10/2006     Bank of America
6255120690      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR        4/6/2006     Bank of America
6260911364      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/27/2006     Bank of America
6266341939      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       3/30/2006     Bank of America
6271422294      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        4/4/2006     Bank of America
6272043982      5/1/2016       11.5     2.25          2       2.25     12 MO LIBOR        4/5/2006     Bank of America
6274692729      4/1/2016     10.375     2.25          2       2.25     12 MO LIBOR       3/31/2006     Bank of America
6279438060      1/1/2016      11.25     2.25          2       2.25     12 MO LIBOR      12/20/2005     Bank of America
6307613882      5/1/2016       11.5     2.25          2       2.25     12 MO LIBOR        4/3/2006     Bank of America
6310922205      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        4/7/2006     Bank of America
6321052422      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       4/19/2006     Bank of America
6334808729      4/1/2016       10.5     2.25          2       2.25     12 MO LIBOR       3/27/2006     Bank of America
6370684976      4/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       3/27/2006     Bank of America
6379776658      4/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       3/27/2006     Bank of America
6379980292      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR        4/3/2006     Bank of America
6386455940      5/1/2016         11     2.25          2       2.25     12 MO LIBOR        4/7/2006     Bank of America
6386589631      1/1/2016     11.125     2.25          2       2.25     12 MO LIBOR      12/28/2005     Bank of America
6395978262      5/1/2016      11.75     2.25          2       2.25     12 MO LIBOR        4/7/2006     Bank of America
6397735769      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR        4/7/2006     Bank of America
6404682848      4/1/2016     10.625     2.25          2       2.25     12 MO LIBOR       3/24/2006     Bank of America
6408329164      4/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       3/16/2006     Bank of America
6408751573      5/1/2016     11.125     2.25          2       2.25     12 MO LIBOR        4/7/2006     Bank of America
6441177380      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       3/31/2006     Bank of America
6442298292      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       3/28/2006     Bank of America
6445872556      5/1/2016      11.75     2.25          2       2.25     12 MO LIBOR        4/3/2006     Bank of America
6451123878      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       4/11/2006     Bank of America
6453312164      4/1/2016     11.625     2.25          2       2.25     12 MO LIBOR       3/28/2006     Bank of America
6453843879      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/29/2006     Bank of America
6463346293      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       4/19/2006     Bank of America
6472423448      5/1/2016       11.5     2.25          2       2.25     12 MO LIBOR        4/3/2006     Bank of America
6473196274      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       4/14/2006     Bank of America
6493613209      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       4/11/2006     Bank of America
6506196143      5/1/2016     11.125     2.25          2       2.25     12 MO LIBOR        4/5/2006     Bank of America
6516062632      5/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       4/19/2006     Bank of America
6518240996      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        4/3/2006     Bank of America
6535405184      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/27/2006     Bank of America
6548277315      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       4/12/2006     Bank of America
6549913207      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       4/10/2006     Bank of America
6559434409      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        4/3/2006     Bank of America
6562914306      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       3/21/2006     Bank of America
6566390487      5/1/2016         11     2.25          2       2.25     12 MO LIBOR       4/10/2006     Bank of America
6576338112      5/1/2016         11     2.25          2       2.25     12 MO LIBOR       4/11/2006     Bank of America
6576361429      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       3/30/2006     Bank of America
6580949334      4/1/2016         11     2.25          2       2.25     12 MO LIBOR       3/30/2006     Bank of America
6588375060      5/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       4/21/2006     Bank of America
6588923489      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       4/13/2006     Bank of America
6595568236      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/28/2006     Bank of America
6601056341      4/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       3/31/2006     Bank of America
6604671385      5/1/2016     10.875     2.25          2       2.25     12 MO LIBOR        4/4/2006     Bank of America
6605291035     11/1/2015      10.25     2.25          2       2.25     12 MO LIBOR       9/30/2005     Bank of America
6612238292      5/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       3/23/2006     Bank of America
6625502338      4/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       3/28/2006     Bank of America
6627931220      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       4/10/2006     Bank of America
6659399445      4/1/2016         11     2.25          2       2.25     12 MO LIBOR       3/24/2006     Bank of America
6663412697      5/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       4/21/2006     Bank of America
6678755288      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        4/5/2006     Bank of America
6684551739      4/1/2016     11.625     2.25          2       2.25     12 MO LIBOR       3/29/2006     Bank of America
6687135209      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       4/24/2006     Bank of America
6704748133      5/1/2016         11     2.25          2       2.25     12 MO LIBOR       4/11/2006     Bank of America
6706923254      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/10/2006     Bank of America
6716121295      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       3/17/2006     Bank of America
6726386284      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       3/31/2006     Bank of America
6728768257      5/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       4/20/2006     Bank of America
6733481490      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       3/29/2006     Bank of America
6735797133      5/1/2016         11     2.25          2       2.25     12 MO LIBOR       4/15/2006     Bank of America
6756713605      5/1/2016         11     2.25          2       2.25     12 MO LIBOR        4/6/2006     Bank of America
6778001393      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/31/2006     Bank of America
6779176798      4/1/2016     10.625     2.25          2       2.25     12 MO LIBOR        3/8/2006     Bank of America
6800372697      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       3/29/2006     Bank of America
6800871169      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       3/31/2006     Bank of America
6803742276      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       4/10/2006     Bank of America
6809772483      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        4/7/2006     Bank of America
6811368551      5/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       4/14/2006     Bank of America
6814124811      5/1/2016       11.5     2.25          2       2.25     12 MO LIBOR        4/6/2006     Bank of America
6825146548      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR        4/6/2006     Bank of America
6826488048      5/1/2016         11     2.25          2       2.25     12 MO LIBOR       4/11/2006     Bank of America
6831149775      5/1/2016      10.75     2.25          2       2.25     12 MO LIBOR       3/31/2006     Bank of America
6831281107      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       4/11/2006     Bank of America
6841942383     12/1/2015      10.25     2.25          2       2.25     12 MO LIBOR      11/21/2005     Bank of America
6853242763      5/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       4/17/2006     Bank of America
6857770074      5/1/2016         11     2.25          2       2.25     12 MO LIBOR        4/5/2006     Bank of America
6870675813      4/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       3/28/2006     Bank of America
6872394934      5/1/2016     11.625     2.25          2       2.25     12 MO LIBOR        4/3/2006     Bank of America
6879985601      5/1/2016       11.5     2.25          2       2.25     12 MO LIBOR        4/7/2006     Bank of America
6891935667      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR        4/3/2006     Bank of America
6896455273      4/1/2016       11.5     2.25          2       2.25     12 MO LIBOR        3/7/2006     Bank of America
6911295225      5/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       4/13/2006     Bank of America
6919375615      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        4/3/2006     Bank of America
6920256846      5/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       4/18/2006     Bank of America
6922526170      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       3/28/2006     Bank of America
6937806260      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       3/21/2006     Bank of America
6943385432      5/1/2016     11.125     2.25          2       2.25     12 MO LIBOR        4/1/2006     Bank of America
6946582258      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/31/2006     Bank of America
6972727322      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       4/14/2006     Bank of America
6979661276      4/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       3/22/2006     Bank of America
6980033382      5/1/2016     10.375     2.25          2       2.25     12 MO LIBOR       4/10/2006     Bank of America
6982856053      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/20/2006     Bank of America
6985645214      4/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       3/22/2006     Bank of America
6988428014      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/29/2006     Bank of America
6989702516      5/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       4/11/2006     Bank of America
6048379637      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/13/2006     Bank of America
6119356340      5/1/2016       11.5     2.25          2       2.25     12 MO LIBOR        4/3/2006     Bank of America
6192880901      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/23/2006     Bank of America
6234103676      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       4/10/2006     Bank of America
6302680845      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/10/2006     Bank of America
6357436200      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/20/2006     Bank of America
6432222765      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        4/5/2006     Bank of America
6437208587      5/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       3/28/2006     Bank of America
6459533532      4/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       3/30/2006     Bank of America
6466519193      5/1/2016       11.5     2.25          2       2.25     12 MO LIBOR        4/1/2006     Bank of America
6470560001      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/29/2006     Bank of America
6474002711      4/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       3/29/2006     Bank of America
6476152894      5/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        4/6/2006     Bank of America
6503299684      4/1/2016      11.75     2.25          2       2.25     12 MO LIBOR       3/27/2006     Bank of America
6536082420      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR        4/4/2006     Bank of America
6563274346      5/1/2016     11.375     2.25          2       2.25     12 MO LIBOR        4/7/2006     Bank of America
6648706361      5/1/2016      11.75     2.25          2       2.25     12 MO LIBOR        4/4/2006     Bank of America
6667925082      4/1/2016     11.875     2.25          2       2.25     12 MO LIBOR       3/21/2006     Bank of America
6702040459      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR        3/3/2006     Bank of America
6721075239      4/1/2016     11.625     2.25          2       2.25     12 MO LIBOR       3/16/2006     Bank of America
6808422593      4/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       3/30/2006     Bank of America
6829930707      4/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       3/28/2006     Bank of America
6830026040      4/1/2016         11     2.25          2       2.25     12 MO LIBOR       3/24/2006     Bank of America
6864173247      5/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       4/19/2006     Bank of America
6867226133      4/1/2016      11.75     2.25          2       2.25     12 MO LIBOR       3/23/2006     Bank of America
6867889385      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/24/2006     Bank of America
6893388550      5/1/2016      11.75     2.25          2       2.25     12 MO LIBOR        4/6/2006     Bank of America
6938403869      4/1/2016      11.75     2.25          2       2.25     12 MO LIBOR       3/29/2006     Bank of America
6012100225      1/1/2016     11.375     2.25          2       2.25     12 MO LIBOR      12/16/2005     Bank of America
6043076303      3/1/2016      10.75     2.25          2       2.25     12 MO LIBOR       2/15/2006     Bank of America
6052503726      3/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       2/14/2006     Bank of America
6078688261      3/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       2/22/2006     Bank of America
6115277268      4/1/2016       11.5     2.25          2       2.25     12 MO LIBOR        3/1/2006     Bank of America
6141492527      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR        3/7/2006     Bank of America
6147460833      4/1/2016      11.75     2.25          2       2.25     12 MO LIBOR        3/9/2006     Bank of America
6152506926      4/1/2016     11.125     2.25          2       2.25     12 MO LIBOR        3/1/2006     Bank of America
6156499359      3/1/2016       11.5     2.25          2       2.25     12 MO LIBOR        2/6/2006     Bank of America
6164205319      4/1/2016       11.5     2.25          2       2.25     12 MO LIBOR        2/3/2006     Bank of America
6170497611      1/1/2016       12.5     2.25          2       2.25     12 MO LIBOR      12/23/2005     Bank of America
6180834522      4/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       2/27/2006     Bank of America
6182849601      1/1/2016      11.75     2.25          2       2.25     12 MO LIBOR        1/4/2006     Bank of America
6192611595      3/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       2/23/2006     Bank of America
6193644132      4/1/2016       11.5     2.25          2       2.25     12 MO LIBOR        3/2/2006     Bank of America
6198507755      4/1/2016         12     2.25          2       2.25     12 MO LIBOR        3/2/2006     Bank of America
6200675384      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/17/2006     Bank of America
6205076919      4/1/2016     11.875     2.25          2       2.25     12 MO LIBOR        3/2/2006     Bank of America
6237240830      4/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       3/10/2006     Bank of America
6237428443      3/1/2016       11.5     2.25          2       2.25     12 MO LIBOR        2/9/2006     Bank of America
6282014114      4/1/2016     11.375     2.25          2       2.25     12 MO LIBOR        3/6/2006     Bank of America
6297830108      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       3/14/2006     Bank of America
6303610742      3/1/2016         11     2.25          2       2.25     12 MO LIBOR       2/17/2006     Bank of America
6313501444     10/1/2015         11     2.25          2       2.25     12 MO LIBOR       9/12/2005     Bank of America
6337036880      3/1/2016      11.75     2.25          2       2.25     12 MO LIBOR       2/24/2006     Bank of America
6357495560      3/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       2/16/2006     Bank of America
6357853222      3/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       2/16/2006     Bank of America
6360419342      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        3/1/2006     Bank of America
6362342427      3/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       2/22/2006     Bank of America
6389397115      3/1/2016     11.125     2.25          2       2.25     12 MO LIBOR        2/3/2006     Bank of America
6402689712      4/1/2016     10.625     2.25          2       2.25     12 MO LIBOR        3/8/2006     Bank of America
6416995576      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       2/28/2006     Bank of America
6437019273      3/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       2/17/2006     Bank of America
6451803149      4/1/2016     11.625     2.25          2       2.25     12 MO LIBOR        3/6/2006     Bank of America
6457886908      3/1/2016      10.75     2.25          2       2.25     12 MO LIBOR       2/17/2006     Bank of America
6488221653      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        3/3/2006     Bank of America
6496414027      3/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       2/27/2006     Bank of America
6505618055      3/1/2016      11.75     2.25          2       2.25     12 MO LIBOR       2/17/2006     Bank of America
6514596821      3/1/2016         11     2.25          2       2.25     12 MO LIBOR       2/27/2006     Bank of America
6515554233      3/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       2/24/2006     Bank of America
6520536969      3/1/2016      10.75     2.25          2       2.25     12 MO LIBOR       1/12/2006     Bank of America
6525749864      3/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       2/14/2006     Bank of America
6536552570      3/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       2/22/2006     Bank of America
6537731082      3/1/2016         11     2.25          2       2.25     12 MO LIBOR       2/13/2006     Bank of America
6538794139      1/1/2016       11.5     2.25          2       2.25     12 MO LIBOR      12/22/2005     Bank of America
6540231518      3/1/2016         11     2.25          2       2.25     12 MO LIBOR       2/24/2006     Bank of America
6543638594      3/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       2/21/2006     Bank of America
6570427234      3/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       2/27/2006     Bank of America
6578633502      4/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       3/14/2006     Bank of America
6583064065      3/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       2/21/2006     Bank of America
6607605273      4/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       3/17/2006     Bank of America
6611159440      3/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       2/15/2006     Bank of America
6619720318      3/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       2/22/2006     Bank of America
6629902310      4/1/2016         11     2.25          2       2.25     12 MO LIBOR        3/9/2006     Bank of America
6639266169      3/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        2/9/2006     Bank of America
6641100778      3/1/2016         11     2.25          2       2.25     12 MO LIBOR       2/24/2006     Bank of America
6667263526      3/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       2/23/2006     Bank of America
6678763860      3/1/2016         11     2.25          2       2.25     12 MO LIBOR       2/14/2006     Bank of America
6713607072      4/1/2016     11.625     2.25          2       2.25     12 MO LIBOR        3/9/2006     Bank of America
6735325141      1/1/2016      11.25     2.25          2       2.25     12 MO LIBOR      12/23/2005     Bank of America
6736234771      3/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       2/23/2006     Bank of America
6783836049      3/1/2016     11.625     2.25          2       2.25     12 MO LIBOR       2/27/2006     Bank of America
6784773373      3/1/2016      11.75     2.25          2       2.25     12 MO LIBOR       2/15/2006     Bank of America
6785384113      4/1/2016     10.875     2.25          2       2.25     12 MO LIBOR       3/14/2006     Bank of America
6815807943      3/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       2/15/2006     Bank of America
6819326437      4/1/2016      11.75     2.25          2       2.25     12 MO LIBOR        3/9/2006     Bank of America
6836253366      4/1/2016     11.625     2.25          2       2.25     12 MO LIBOR       3/13/2006     Bank of America
6843700623      3/1/2016     11.375     2.25          2       2.25     12 MO LIBOR       2/10/2006     Bank of America
6871134331      4/1/2016     11.625     2.25          2       2.25     12 MO LIBOR        3/6/2006     Bank of America
6884396067      3/1/2016       11.5     2.25          2       2.25     12 MO LIBOR       2/22/2006     Bank of America
6885262870      3/1/2016     11.125     2.25          2       2.25     12 MO LIBOR       2/16/2006     Bank of America
6893930930      3/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       2/24/2006     Bank of America
6931798471      3/1/2016       11.5     2.25          2       2.25     12 MO LIBOR        2/7/2006     Bank of America
6943512209      4/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        3/6/2006     Bank of America
6947741903      4/1/2016     11.625     2.25          2       2.25     12 MO LIBOR        3/7/2006     Bank of America
6949864281      3/1/2016      11.25     2.25          2       2.25     12 MO LIBOR       2/14/2006     Bank of America
6950966454      4/1/2016         11     2.25          2       2.25     12 MO LIBOR       3/14/2006     Bank of America
6955800724      4/1/2016     11.625     2.25          2       2.25     12 MO LIBOR       3/14/2006     Bank of America
6990878388      3/1/2016     11.875     2.25          2       2.25     12 MO LIBOR        2/1/2006     Bank of America
6218688635      2/1/2016      11.25     2.25          2       2.25     12 MO LIBOR        1/5/2006     Bank of America
6538759637      1/1/2016       11.5     2.25          2       2.25     12 MO LIBOR      12/16/2005     Bank of America
6288749002      1/1/2016      11.75     2.25          2       2.25     12 MO LIBOR      12/12/2005     Bank of America
6964500109     11/1/2015      10.75     2.25          2       2.25     12 MO LIBOR      10/18/2005     Bank of America
6058743144     10/1/2015     10.875     2.25          2       2.25     12 MO LIBOR       9/21/2005     Bank of America

                                     D-4-1

                                   EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

[date]

To: Wells Fargo Bank, N.A.
1015 10th Avenue Southeast
Minneapolis, Minnesota 55414
Attention: Inventory Control -- BAFC 2006-E

Re: The Pooling and Servicing Agreement, dated May 31, 2006, among Banc of
America Funding Corporation, as Depositor, Bank of America, National
Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee.

In connection with the administration of the Mortgage Loans held by you, as custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____ 1. Mortgage Paid in Full

____ 2. Foreclosure

____ 3. Substitution

____ 4. Other Liquidation

____ 5. Nonliquidation                           Reason: ___________________

                                           By:
                                           -------------------------------------
                                           (authorized signer of Servicer)

                                           Issuer:
                                           -------------------------------------
                                           Address:
                                           -------------------------------------

                                           -------------------------------------
                                           Date:
                                           -------------------------------------

                                      E-1

Custodian

Wells Fargo Bank, N.A.
Please acknowledge the execution of the above request by your signature and date below:

---------------------------------- -----------------
Signature                                Date

Documents returned to Custodian:

----------------------------------- ----------------
Custodian                                Date

                                      E-2

                                   EXHIBIT F

               FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                     [Date]

[_______________] hereby certifies that it has established a [__________]
Account pursuant to Section [________] of the Pooling and Servicing Agreement,
dated May 31, 2006, among Banc of America Funding Corporation, as Depositor,
Bank of America, National Association, as Servicer, and Wells Fargo Bank, N.A.,
as Trustee.

                                                 [_______________],

                                                 By:
                                                 -------------------------------
                                                 Name:
                                                 -------------------------------
                                                 Title:
                                                 -------------------------------

                                      F-1

                                  EXHIBIT G-1

                        FORM OF TRANSFEROR'S CERTIFICATE
                     FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-E

     Re: Banc of America Funding Corporation, Mortgage Pass-Through
         Certificates, Series 2006-E, Class ___, having an initial aggregate
         Certificate Balance as of May 31, 2006 of $___________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated May 31, 2006, among Banc of America Funding Corporation, as
Depositor, Bank of America, National Association, as Servicer, and Wells Fargo
Bank, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and
Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

     1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

     2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a
Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred
Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through
(e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933
Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                     G-1-1

                                         Very truly yours,

                                        ----------------------------------------
                                        (Transferor)

                                        By:
                                        ----------------------------------------
                                        Name:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------

                                     G-1-2

                                  EXHIBIT G-2A

                       FORM 1 OF TRANSFEREE'S CERTIFICATE
                     FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-E

     Re: Banc of America Funding Corporation, Mortgage Pass-Through
         Certificates, Series 2006-E, Class ___, having an initial aggregate
         Certificate Balance as of May 31, 2006 of $_________]

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling
and Servicing Agreement"), dated May 31, 2006, among Banc of America Funding
Corporation, as Depositor, Bank of America, National Association, as Servicer,
and Wells Fargo Bank, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the
Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

     1. The Transferee is a "qualified institutional buyer" (a "Qualified
Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and
Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified
Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

     2. The Transferee has been furnished with all information regarding (a) the
Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and
Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

                                     G-2A-1

     3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
Acknowledgment below.

                                         Very truly yours,

                                        ----------------------------------------
                                        (Transferor)

                                        By:
                                        ----------------------------------------
                                        Name:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------

                                     G-2A-2

                             Nominee Acknowledgment

The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ----------------------------------------
                                        (Nominee)

                                        By:
                                        ----------------------------------------
                                        Name:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------

                                     G-2A-3

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows to [__________________] (the
"Transferor") Wells Fargo Bank, N.A., as Trustee with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the
Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis
$______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) the
Transferee satisfies the criteria in the category marked below.

     ____ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3)
of the Internal Revenue Code of 1986.

     ____ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of
Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S.
bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

     ____ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan

----------
(1)  Transferee must own and/or invest on a discretionary basis at least
     $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least
     $10,000,000 in securities.

                                     G-2A-4

association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the
Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

     ____ Broker-dealer. The Transferee is a dealer registered pursuant to
Section 15 of the Securities Exchange Act of 1934, as amended.

     ____ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

     ____ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

     ____ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ____ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

     ____ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of
Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.
For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting

                                     G-2A-5

principles and if the investments of such subsidiaries are managed under the
Transferee's direction. However, such securities were not included if the
Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities
Exchange Act of 1934, as amended.

     5. The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

____ ____                    Will the Transferee be purchasing the Transferred
Yes  No                      Certificates only for the Transferee's own account?

     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Transferee's purchase of the Transferred
Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                        ----------------------------------------
                                        Print Name of Transferee

                                        By:
                                        ----------------------------------------
                                        Name:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------
                                        Date:
                                        ----------------------------------------

                                     G-2A-6

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

     The undersigned hereby certifies as follows to [_________________] (the
"Transferor") and Wells Fargo Bank, N.A., as Trustee with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the
Transferee is a "qualified institutional buyer" as that term is defined in Rule
144A ("Rule 144A") under the Securities Act of 1933, as amended, because the
Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as defined in Rule
144A because (i) the Transferee is an investment company registered under the
Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of
Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the
Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     ____ The Transferee owned and/or invested on a discretionary basis
$____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     G-2A-7

4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's
Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

5. The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

_____ _____
Yes   No                     Will the Transferee be purchasing the Transferred
                             Certificates only for the Transferee's own account?

6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ----------------------------------------
                                        Print Name of Transferee or Adviser

                                        By:
                                        ----------------------------------------
                                        Name:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------

                                        IF AN ADVISER:

                                        ----------------------------------------
                                        Print Name of Transferee

                                        By:
                                        ----------------------------------------
                                        Date:
                                        ----------------------------------------

                                     G-2A-8

                                  EXHIBIT G-2B

FORM 2 OF TRANSFEREE'S CERTIFICATE
FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-E

     Re:  Banc of America Funding Corporation, Mortgage Pass-Through
          Certificates, Series 2006-E, Class ___, having an initial aggregate
          Certificate Principal Balance as of May 31, 2006 of $_________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated
May 31, 2006, among Banc of America Funding Corporation, as Depositor, Bank of
America, National Association, as Servicer, and Wells Fargo Bank, N.A., as
Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The
Transferor hereby certifies, represents and warrants to you, as Trustee, that:

     1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

     2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the
Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee

                                     G-2B-1

shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing
Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and
Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both.

     3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

     UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON
BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL
RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF
1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE
"CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO
ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED
TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF
THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE
EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE
TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH
PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT
IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS
CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED
IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"),
60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT PLAN WITH RESPECT TO
WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE
CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND

                                     G-2B-2

LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT
HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60
APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE TRUSTEE, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS
CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975
OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER
OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE
POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE
OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS
REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE
UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE
OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE.
THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL
AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

     4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a
Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through
(e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred
Certificates or any other similar security.

     5. The Transferee has been furnished with all information regarding (a) the
Depositor, (b) the Transferred Certificates and distributions thereon, (c)
nature, performance and servicing of the Mortgage Loans, (d) the Pooling and
Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

     6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business

                                     G-2B-3

matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
Acknowledgment below.

Very truly yours,

                                         Very truly yours,

                                        ----------------------------------------
                                        [Transferee]

                                        By:
                                        ----------------------------------------
                                        Name:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------
                                        Date:
                                        ----------------------------------------

                                     G-2B-4

                             Nominee Acknowledgment

The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                     -------------------------------------------
                                     (Nominee)

                                     By:
                                     -------------------------------------------
                                     Name:
                                     -------------------------------------------
                                     Title:
                                     -------------------------------------------

                                     G-2B-5

                                   EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                       FOR ERISA RESTRICTED CERTIFICATES

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-E

Re: Banc of America Funding Corporation, Mortgage Pass-Through
Certificates, Series 2006-E, Class ___, having an initial aggregate
Certificate Balance as of May 31, 2006 of $_________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated
May 31, 2006, among Banc of America Funding Corporation, as Depositor, Bank of
America, National Association, as Servicer, and Wells Fargo Bank, N.A., as
Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     The Transferee hereby certifies, represents and warrants to you, as
Trustee, either that:

     (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee
Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal
Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a
"Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

     (b) With respect to any Transferred Certificates other than the Class 1-A-R
Certificate, it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE
95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE
95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

                                      H-1

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                         Very truly yours,

                                        ----------------------------------------
                                        (Transferee)

                                        By:
                                        ----------------------------------------
                                        Name:
                                        ----------------------------------------
                                        Title:
                                        ----------------------------------------
                                        Date:
                                        ----------------------------------------

                                      H-2

                                   EXHIBIT I

                    FORM OF AFFIDAVIT REGARDING TRANSFER OF
                 RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

Banc of America Funding Corporation
Mortgage Pass-Through Certificates,
Series 2006-E

STATE OF  )
          ) ss:
COUNTY OF )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 1-A-R Certificate (the
"Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated May 31, 2006 (the "Agreement"), among Banc of America Funding Corporation, as Depositor, Bank of America, National Association, as Servicer, and Wells
Fargo Bank, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the
Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual
Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The
Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not
Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted
Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership"
under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a

                                      I-1

partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 6.02 of the
Agreement and understands the legal consequences of the acquisition of the
Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the
Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted
Transferee.

     7. The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

     8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual
Certificate.

     9. The taxpayer identification number of the Transferee's nominee is
___________.

     10. The Transferee is (i) a U.S. Person as defined in Code Section
7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue
Service Form W-8ECI (or successor thereto) or (B) the Transferee has delivered to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes.

     11. The Transferee is aware that the Residual Certificate may be a
"noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     12. The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S.
Person.

     13. If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections
1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

                                      I-2

     14. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the
Transferee is not acting on behalf of such a plan or arrangement.

     15. The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

     16. The Transferee intends to pay taxes associated with holding the
Residual Certificate as such taxes become due.

                                     * * *

                                      I-3

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                        ----------------------------------------
                                        Print Name of Transferee

                                        By
                                        ----------------------------------------
                                        Name:
                                        Title:

     Personally appeared before me the above-named ____________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and
acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this _____ day of ____________________, ____

                                        ----------------------------------------
                                        NOTARY PUBLIC

                                        My Commission expires the ____ day of
                                        __________, ____.

                                      I-4

                                  ATTACHMENT A

                                       to

AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF 1986,
AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

[_] The consideration paid to the Transferee to acquire the Residual
Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections
1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the
Code and the compounding period used by the Transferee.

                                       OR

[_] The transfer of the Residual Certificate complies with U.S. Treasury
Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

     (i) the Transferee is an "eligible corporation," as defined in U.S.
Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual
Certificate will only be taxed in the United States;

     (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section
1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

     (iii) the Transferee will transfer the Residual Certificate only to another
"eligible corporation," as defined in U.S. Treasury Regulations Section
1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections
1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S.
Treasury Regulations;

     (iv) the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

     (v) in the event of any transfer of the Residual Certificate by the
Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                      I-5

                                   EXHIBIT J

                           LIST OF RECORDATION STATES

                                      None

                                      J-1

                                   EXHIBIT K

           FORM OF INITIAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                                  May 31, 2006

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

Bank of America, National Association
475 Crosspoint Parkway
Getzville, New York 14068-9000
Attention: Servicing Manager

     Re: The Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America,
         National Association, as servicer, and Wells Fargo Bank, N.A., as trustee.

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, except as may be specified in any list of exceptions attached hereto, either (i) it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the
Mortgage Loan Schedule or (ii) if such original Mortgage Note has been lost, a copy of such original Mortgage Note, together with a lost note affidavit.

     The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [WELLS FARGO BANK, N.A.,
                                        as Trustee]
                                        [                                      ,
                                         --------------------------------------
                                        as Custodian]

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                       K-1

                                    EXHIBIT L

            FORM OF FINAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                             [___________ ___, ____]

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

Bank of America, National Association
475 Crosspoint Parkway
Getzville, New York 14068-9000
Attention: Servicing Manager

     Re: The Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling and Servicing Agreement"), among Banc of America Funding Corporation, as depositor, Bank of America, National Association, as servicer, and
         Wells Fargo Bank, N.A., as trustee.

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, as to each
Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

     The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                      L-1

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [WELLS FARGO BANK, N.A.,
                                        as Trustee]
                                        [                                      ,
                                         --------------------------------------
                                        as Custodian]

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                      L-2

                                    EXHIBIT M

                           RELEVANT SERVICING CRITERIA

                             SERVICING CRITERIA
---------------------------------------------------------------------------
    REFERENCE                              CRITERIA                            PARTIES RESPONSIBLE
----------------   --------------------------------------------------------   --------------------

                               GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any      Servicer and Trustee
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to     Servicer and Trustee
                   third parties, policies and procedures are instituted to
                   monitor the third party's performance and compliance
                   with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to          Not applicable
                   maintain a back-up servicer for the mortgage loans are
                   maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in      Servicer
                   effect on the party participating in the servicing
                   function throughout the reporting period in the amount
                   of coverage required by and otherwise in accordance with
                   the terms of the transaction agreements.

                              CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the          Servicer and Trustee
                   appropriate custodial bank accounts and related bank
                   clearing accounts no more than two business days
                   following receipt, or such other number of days
                   specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an       Servicer and Trustee
                   obligor or to an investor are made only by authorized
                   personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections,     Servicer and Trustee
                   cash flows or distributions, and any interest or other
                   fees charged for such advances, are made, reviewed and
                   approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash     Servicer and Trustee
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g.,
                   with respect to commingling of cash) as set forth in the
                   transaction agreements.

                                    M-1

                             SERVICING CRITERIA
---------------------------------------------------------------------------
    REFERENCE                              CRITERIA                            PARTIES RESPONSIBLE
----------------   --------------------------------------------------------   --------------------

1122(d)(2)(v)      Each custodial account is maintained at a federally        Servicer and Trustee
                   insured depository institution as set forth in the
                   transaction agreements. For purposes of this criterion,
                   "federally insured depository institution" with respect
                   to a foreign financial institution means a foreign
                   financial institution that meets the requirements of
                   Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent           Servicer and Trustee
                   unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all    Servicer and Trustee
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts.
                   These reconciliations are (A) mathematically accurate;
                   (B) prepared within 30 calendar days after the bank
                   statement cutoff date, or such other number of days
                   specified in the transaction agreements; (C) reviewed
                   and approved by someone other than the person who
                   prepared the reconciliation; and (D) contain
                   explanations for reconciling items. These reconciling
                   items are resolved within 90 calendar days of their
                   original identification, or such other number of days
                   specified in the transaction agreements.

                              INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with     Servicer and Trustee
                   the Commission, are maintained in accordance with the
                   transaction agreements and applicable Commission
                   requirements. Specifically, such reports (A) are
                   prepared in accordance with timeframes and other terms
                   set forth in the transaction agreements; (B) provide
                   information calculated in accordance with the terms
                   specified in the transaction agreements; (C) are filed
                   with the Commission as required by its rules and
                   regulations; and (D) agree with investors' or the
                   trustee's records as to the total unpaid principal
                   balance and number of mortgage loans serviced by the
                   Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in     Servicer and Trustee
                   accordance with timeframes, distribution priority and
                   other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two    Servicer and Trustee
                   business days to the Servicer's investor records, or
                   such other number of days specified in the transaction
                   agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports     Servicer and Trustee
                   agree with cancelled checks, or other form of payment,
                   or custodial bank statements.

                                    M-2

                             SERVICING CRITERIA
---------------------------------------------------------------------------
    REFERENCE                              CRITERIA                            PARTIES RESPONSIBLE
----------------   --------------------------------------------------------   --------------------

                                   POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained     Custodian and Servicer
                   as required by the transaction agreements or related
                   mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as     Custodian and Servicer
                   required by the transaction agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset      Servicer
                   pool are made, reviewed and approved in accordance with
                   any conditions or requirements in the transaction
                   agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made    Servicer
                   in accordance with the related mortgage loan documents
                   are posted to the Servicer's obligor records maintained
                   no more than two business days after receipt, or such
                   other number of days specified in the transaction
                   agreements, and allocated to principal, interest or
                   other items (e.g., escrow) in accordance with the
                   related mortgage loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans        Servicer
                   agree with the Servicer's records with respect to an
                   obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an          Servicer
                   obligor's mortgage loans (e.g., loan modifications or
                   re-agings) are made, reviewed and approved by authorized
                   personnel in accordance with the transaction agreements
                   and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance     Servicer
                   plans, modifications and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as applicable) are
                   initiated, conducted and concluded in accordance with
                   the timeframes or other requirements established by the
                   transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained      Servicer
                   during the period a mortgage loan is delinquent in
                   accordance with the transaction agreements. Such records
                   are maintained on at least a monthly basis, or such
                   other period specified in the transaction agreements,
                   and describe the entity's activities in monitoring
                   delinquent mortgage loans including, for example, phone
                   calls, letters and payment rescheduling plans in cases
                   where delinquency is deemed temporary (e.g., illness or
                   unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for       Servicer
                   mortgage loans with variable rates are computed based on
                   the related mortgage loan documents.

                                    M-3

                             SERVICING CRITERIA
---------------------------------------------------------------------------
    REFERENCE                              CRITERIA                            PARTIES RESPONSIBLE
----------------   --------------------------------------------------------   --------------------

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such     Servicer
                   as escrow accounts): (A) such funds are analyzed, in
                   accordance with the obligor's mortgage loan documents,
                   on at least an annual basis, or such other period
                   specified in the transaction agreements; (B) interest on
                   such funds is paid, or credited, to obligors in
                   accordance with applicable mortgage loan documents and
                   state laws; and (C) such funds are returned to the
                   obligor within 30 calendar days of full repayment of the
                   related mortgage loans, or such other number of days
                   specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or      Servicer
                   insurance payments) are made on or before the related
                   penalty or expiration dates, as indicated on the
                   appropriate bills or notices for such payments, provided
                   that such support has been received by the servicer at
                   least 30 calendar days prior to these dates, or such
                   other number of days specified in the transaction
                   agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any          Servicer
                   payment to be made on behalf of an obligor are paid from
                   the servicer's funds and not charged to the obligor,
                   unless the late payment was due to the obligor's error
                   or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted      Servicer
                   within two business days to the obligor's records
                   maintained by the servicer, or such other number of days
                   specified in the transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts      Servicer and Trustee
                   are recognized and recorded in accordance with the
                   transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in   Not Applicable
                   Item 1114(a)(1) through (3) or Item 1115 of Regulation
                   AB, is maintained as set forth in the transaction
                   agreements.

                                    M-4

                                    EXHIBIT N

                         ADDITIONAL FORM 10-D DISCLOSURE

                         ADDITIONAL FORM 10-D DISCLOSURE
--------------------------------------------------------------------------------
            ITEM ON FORM 10-D                        PARTY RESPONSIBLE
----------------------------------------   -------------------------------------
      ITEM 1: DISTRIBUTION AND POOL
         PERFORMANCE INFORMATION

  Information included in the [Monthly                    Servicer
               Statement]                                 Trustee

 Any information required by 1121 which                  Depositor
     is NOT included on the [Monthly
               Statement]

        ITEM 2: LEGAL PROCEEDINGS

Any legal proceeding pending against the
 following entities or their respective
      property, that is material to
    Certificateholders, including any
 proceeding known to be contemplated by
        governmental authorities:

      o Issuing Entity (Trust Fund)           Trustee, Servicer and Depositor

           o Sponsor (Seller)              Seller (if a party to the Pooling and
                                             Servicing Agreement) or Depositor

               o Depositor                               Depositor

                o Trustee                                 Trustee

               o Servicer                                Servicer

               o Custodian                               Custodian

          o 1110(b) Originator                           Depositor

  o Any 1108(a)(2) Servicer (other than                  Servicer
        the Servicer or Trustee)

    o Any other party contemplated by                    Depositor
               1100(d)(1)

  ITEM 3: SALE OF SECURITIES AND USE OF                  Depositor
                PROCEEDS

Information from Item 2(a) of Part II of
               Form 10-Q:

 With respect to any sale of securities
  by the sponsor, depositor or issuing
   entity, that are backed by the same
  asset pool or are otherwise issued by
   the issuing entity, whether or not
registered, provide the sales and use of
   proceeds information in Item 701 of
Regulation S-K. Pricing information can
    be omitted if securities were not
               registered.

 ITEM 4: DEFAULTS UPON SENIOR SECURITIES                  Trustee

                                       N-1

                         ADDITIONAL FORM 10-D DISCLOSURE
--------------------------------------------------------------------------------
            ITEM ON FORM 10-D                        PARTY RESPONSIBLE
----------------------------------------   -------------------------------------
  Information from Item 3 of Part II of
               Form 10-Q:

  Report the occurrence of any Event of
 Default (after expiration of any grace
  period and provision of any required
                 notice)

 ITEM 5: SUBMISSION OF MATTERS TO A VOTE                  Trustee
           OF SECURITY HOLDERS

  Information from Item 4 of Part II of
                Form 10-Q

  ITEM 6: SIGNIFICANT OBLIGORS OF POOL                   Depositor
                 ASSETS

   Item 1112(b) - Significant Obligor
         Financial Information*

*This information need only be reported
  on the Form 10-D for the distribution
 period in which updated information is
     required pursuant to the Item.

ITEM 7: SIGNIFICANT ENHANCEMENT PROVIDER
               INFORMATION

  Item 1114(b)(2) - Credit Enhancement
     Provider Financial Information*

   o Determining applicable disclosure                   Depositor
                threshold

     o Requesting required financial                     Depositor
   information (including any required
accountants' consent to the use thereof)
or effecting incorporation by reference

 Item 1115(b) - Derivative Counterparty
         Financial Information*

 o Determining current maximum probable                  Depositor
                exposure

   o Determining current significance                    Depositor
               percentage

     o Requesting required financial                     Depositor
   information (including any required
accountants' consent to the use thereof)
or effecting incorporation by reference

*This information need only be reported
  on the Form 10-D for the distribution
 period in which updated information is
     required pursuant to the Items.

        ITEM 8: OTHER INFORMATION

Disclose any information required to be        Any party responsible for the
 reported on Form 8-K during the period     applicable Form 8-K Disclosure item
    covered by the Form 10-D but not
                reported

                                       N-2

                         ADDITIONAL FORM 10-D DISCLOSURE
--------------------------------------------------------------------------------
            ITEM ON FORM 10-D                        PARTY RESPONSIBLE
----------------------------------------   -------------------------------------
            ITEM 9: EXHIBITS

 Monthly Statement to Certificateholders                  Trustee

    Exhibits required by Item 601 of                     Depositor
    Regulation S-K, such as material
               agreements

                                       N-3

                                    EXHIBIT O

                         ADDITIONAL FORM 10-K DISCLOSURE

                         ADDITIONAL FORM 10-K DISCLOSURE
--------------------------------------------------------------------------------
            ITEM ON FORM 10-K                        PARTY RESPONSIBLE
----------------------------------------   -------------------------------------
ITEM 9B: OTHER INFORMATION
    Disclose any information required      Any party responsible for disclosure
  to be reported on Form 8-K during the              items on Form 8-K
fourth quarter covered by the Form 10-K
            but not reported

 ITEM 15: EXHIBITS, FINANCIAL STATEMENT                   Trustee
                SCHEDULES                                Depositor

    REG AB ITEM 1112(B): SIGNIFICANT
         OBLIGORS OF POOL ASSETS

      Significant Obligor Financial                      Depositor
              Information*

*This information need only be reported
  on the Form 10-D for the distribution
 period in which updated information is
     required pursuant to the Item.

     REG AB ITEM 1114(B)(2): CREDIT
     ENHANCEMENT PROVIDER FINANCIAL
               INFORMATION

   o Determining applicable disclosure                   Depositor
                threshold

     o Requesting required financial                     Depositor
   information (including any required
accountants' consent to the use thereof)
or effecting incorporation by reference

*This information need only be reported
  on the Form 10-D for the distribution
 period in which updated information is
     required pursuant to the Items.

     REG AB ITEM 1115(B): DERIVATIVE
   COUNTERPARTY FINANCIAL INFORMATION

 o Determining current maximum probable                  Depositor
                exposure

   o Determining current significance                    Depositor
               percentage

     o Requesting required financial                     Depositor
   information (including any required
accountants' consent to the use thereof)
or effecting incorporation by reference

*This information need only be reported
  on the Form 10-D for the distribution
 period in which updated information is
     required pursuant to the Items.

   REG AB ITEM 1117: LEGAL PROCEEDINGS

Any legal proceeding pending against the
 following entities or their respective
      property, that is material to
    Certificateholders, including

                                       O-1

                         ADDITIONAL FORM 10-K DISCLOSURE
--------------------------------------------------------------------------------
            ITEM ON FORM 10-K                        PARTY RESPONSIBLE
----------------------------------------   -------------------------------------
any proceeding known to be contemplated
      by governmental authorities:

      o Issuing Entity (Trust Fund)            Trustee, Servicer and Depositor

           o Sponsor (Seller)              Seller (if a party to the Pooling and
                                             Servicing Agreement) or Depositor

               o Depositor                                Depositor

                o Trustee                                  Trustee

               o Servicer                                 Servicer

               o Custodian                                Custodian

          o 1110(b) Originator                            Depositor

  o Any 1108(a)(2) Servicer (other than                   Servicer
        the Servicer or Trustee)

    o Any other party contemplated by                     Depositor
               1100(d)(1)

   REG AB ITEM 1119: AFFILIATIONS AND
              RELATIONSHIPS

    Whether (a) the Sponsor (Seller),                Depositor as to (a)
    Depositor or Issuing Entity is an             Sponsor/Seller as to (a)
affiliate of the following parties, and
  (b) to the extent known and material,
    any of the following parties are
      affiliated with one another:

               o Servicer                                 Servicer

                o Trustee                                  Trustee

     o Any other 1108(a)(3) servicer                      Servicer

          o Any 1110 Originator                       Depositor/Sponsor

    o Any 1112(b) Significant Obligor                 Depositor/Sponsor

 o Any 1114 Credit Enhancement Provider               Depositor/Sponsor

    o Any 1115 Derivate Counterparty                  Depositor/Sponsor
                Provider

  o Any other 1101(d)(1) material party               Depositor/Sponsor

   Whether there are any "outside the               Depositor as to (a)
 ordinary course business arrangements"          Sponsor/Seller as to (a)
           other than would be
obtained in an arm's length transaction
            between (a) the
 Sponsor (Seller), Depositor or Issuing
 Entity on the one hand, and (b) any of
     the following parties (or their
   affiliates) on the other hand, that
 exist currently or within the past two
    years and that are material to a
Certificateholder's understanding of the
              Certificates:

               o Servicer                                 Servicer

                o Trustee                                 Trustee

     o Any other 1108(a)(3) servicer                      Servicer

          o Any 1110 Originator                      Depositor/Sponsor

    o Any 1112(b) Significant Obligor                Depositor/Sponsor

 o Any 1114 Credit Enhancement Provider              Depositor/Sponsor

    o Any 1115 Derivate Counterparty                 Depositor/Sponsor
                Provider

                                       O-2

                         ADDITIONAL FORM 10-K DISCLOSURE
--------------------------------------------------------------------------------
            ITEM ON FORM 10-K                        PARTY RESPONSIBLE
----------------------------------------   -------------------------------------
  o Any other 1101(d)(1) material party              Depositor/Sponsor

     Whether there are any specific                  Depositor as to (a)
relationships involving the transaction           Sponsor/Seller as to (a)
           or the pool assets
    between (a) the Sponsor (Seller),
          Depositor or Issuing
     Entity on the one hand, and (b)
 any of the following parties (or their
   affiliates) on the other hand, that
 exist currently or within the past two
      years and that are material:

               o Servicer                                Servicer

                o Trustee                                 Trustee

     o Any other 1108(a)(3) servicer                     Servicer

          o Any 1110 Originator                      Depositor/Sponsor

    o Any 1112(b) Significant Obligor                Depositor/Sponsor

 o Any 1114 Credit Enhancement Provider              Depositor/Sponsor

    o Any 1115 Derivate Counterparty                 Depositor/Sponsor
                Provider

  o Any other 1101(d)(1) material party              Depositor/Sponsor

                                       O-3

                                    EXHIBIT P

                         FORM 8-K DISCLOSURE INFORMATION

                         FORM 8-K DISCLOSURE INFORMATION
--------------------------------------------------------------------------------
            ITEM ON FORM 8-K                         PARTY RESPONSIBLE
----------------------------------------   -------------------------------------
    ITEM 1.01- ENTRY INTO A MATERIAL                    All parties
          DEFINITIVE AGREEMENT

Disclosure is required regarding entry
into or amendment of any definitive
agreement that is material to the
securitization, even if depositor is not
a party.

Examples: servicing agreement, custodial
agreement.

Note: disclosure not required as to
definitive agreements that are fully
disclosed in the prospectus

  ITEM 1.02- TERMINATION OF A MATERIAL                  All parties
          DEFINITIVE AGREEMENT

Disclosure is required regarding
termination of any definitive agreement
that is material to the securitization
(other than expiration in accordance
with its terms), even if depositor is
not a party.

Examples: servicing agreement, custodial
agreement.

  ITEM 1.03- BANKRUPTCY OR RECEIVERSHIP                  Depositor

Disclosure is required regarding the
bankruptcy or receivership, with respect
to any of the following:

o Sponsor (Seller)                               Depositor/Sponsor (Seller)

o Depositor                                              Depositor

o Servicer                                                Servicer

o Affiliated Servicer                                     Servicer

o Other Servicer servicing 20% or more
of the pool assets at the time of the                     Servicer
report

o Other material servicers                                Servicer

o Trustee                                                 Trustee

o Significant Obligor                                    Depositor

o Credit Enhancer (10% or more)                          Depositor

o Derivative Counterparty                                Depositor

o Custodian                                              Custodian

                                       P-1

                         FORM 8-K DISCLOSURE INFORMATION
--------------------------------------------------------------------------------
            ITEM ON FORM 8-K                         PARTY RESPONSIBLE
----------------------------------------   -------------------------------------
    ITEM 2.04- TRIGGERING EVENTS THAT                    Depositor
     ACCELERATE OR INCREASE A DIRECT                      Servicer
  FINANCIAL OBLIGATION OR AN OBLIGATION                   Trustee
 UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Includes an early amortization,
performance trigger or other event,
including event of default, that would
materially alter the payment
priority/distribution of cash
flows/amortization schedule.

Disclosure will be made of events other
than waterfall triggers which are
disclosed in the monthly statements to
the certificateholders.

   ITEM 3.03- MATERIAL MODIFICATION TO                    Trustee
       RIGHTS OF SECURITY HOLDERS                        Depositor

Disclosure is required of any material
modification to documents defining the
rights of Certificateholders, including
the Pooling and Servicing Agreement.

  ITEM 5.03- AMENDMENTS OF ARTICLES OF                   Depositor
   INCORPORATION OR BYLAWS; CHANGE OF
               FISCAL YEAR

Disclosure is required of any amendment
"to the governing documents of the
issuing entity".

    ITEM 6.01- ABS INFORMATIONAL AND                     Depositor
         COMPUTATIONAL MATERIAL

ITEM 6.02- CHANGE OF SERVICER OR TRUSTEE        Servicer/Trustee/Depositor/

Requires disclosure of any removal,
replacement, substitution or addition of
any master servicer, affiliated
servicer, other servicer servicing 10%
or more of pool assets at time of
report, other material servicers or
trustee.

Reg AB disclosure about any new servicer            Servicer/Depositor
or master servicer is also required.

Reg AB disclosure about any new Trustee                 Trustee
is also required.

 ITEM 6.03- CHANGE IN CREDIT ENHANCEMENT             Depositor/Trustee
           OR EXTERNAL SUPPORT

Covers termination of any enhancement in
manner other than by its terms, the
addition of an enhancement, or a
material change in the enhancement
provided. Applies to external

                                       P-2

                         FORM 8-K DISCLOSURE INFORMATION
--------------------------------------------------------------------------------
            ITEM ON FORM 8-K                         PARTY RESPONSIBLE
----------------------------------------   -------------------------------------
credit enhancements as well as
derivatives.

Reg AB disclosure about any new                          Depositor
enhancement provider is also required.

  ITEM 6.04- FAILURE TO MAKE A REQUIRED                   Trustee
              DISTRIBUTION

   ITEM 6.05- SECURITIES ACT UPDATING                    Depositor
               DISCLOSURE

If any material pool characteristic
differs by 5% or more at the time of
issuance of the securities from the
description in the final prospectus,
provide updated Reg AB disclosure about
the actual asset pool.

If there are any new servicers or                        Depositor
originators required to be disclosed
under Depositor Regulation AB as a
result of the foregoing, provide the
information called for in Items 1108 and
1110 respectively.

      ITEM 7.01- REG FD DISCLOSURE                      All parties

         ITEM 8.01- OTHER EVENTS                         Depositor

    Any event, with respect to which
information is not otherwise called for
 in Form 8-K, that the registrant deems
  of importance to certificateholders.

   ITEM 9.01- FINANCIAL STATEMENTS AND              Responsible party for
                EXHIBITS                     reporting/disclosing the financial
                                                   statement or exhibit

                                       P-3

                                    EXHIBIT Q

                      FORM OF SARBANES-OXLEY CERTIFICATION

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-E

     I, [________], a [_____________] of Banc of America Funding Corporation
(the "Depositor"), certify that:

1.   I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on
     Form 10-K of the Banc of America Funding 2006-E Trust (the "Exchange Act
     Periodic Reports");

2.   Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4.   Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Reports, the servicers have fulfilled their obligations under the pooling and servicing agreement, dated May 31, 2006, by and among the Depositor, Bank of America, National Association and Wells Fargo Bank,
     N.A.; and

5.   All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item
     1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: Wells Fargo Bank, N.A.

[_________], 20

                                       Q-1

                                    EXHIBIT R

                          FORM OF BACK-UP CERTIFICATION

     Re:  Banc of America Funding 2006-E Trust (the "Trust"), Mortgage
          Pass-Through Certificates, Series 2006-E, issued pursuant to a Pooling and Servicing Agreement, dated May 31, 2006 (the "Pooling Agreement"), among Banc of America Funding Corporation, as Depositor, Bank of
          America, National Association, as Servicer, and Wells Fargo Bank,
          N.A., as Trustee

     The Trustee hereby certifies to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

     1. I have reviewed the annual report on Form 10-K for the fiscal year [___]
(the "Annual Report"), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual
Report, the "Reports"), of the Trust;

     2. To my knowledge, the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the
Annual Report;

     3. To my knowledge, the distribution and servicing information required to be provided by the Trustee under the Pooling Agreement for inclusion in the
Reports is included in the Reports;

     4. I am responsible for reviewing the activities performed by the Trustee under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Trustee required in the Annual Report under Item 1123 of Regulation AB, and except as disclosed in the Reports, the Trustee has fulfilled its obligations under the
Pooling Agreement in all material respects; and

     5. The report on assessment of compliance with servicing criteria for asset-backed securities of the Trustee and its related attestation report on assessment of compliance with servicing criteria required to be included in the
Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act
Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report.
Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

                                        WELLS FARGO BANK, N.A.,
                                        as Trustee

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                       R-1

                                    EXHIBIT S

                       ADDITIONAL DISCLOSURE NOTIFICATION

**SEND VIA FAX TO 410-715-2380 AND VIA EMAIL TO
CTS.SEC.NOTIFICATIONS@WELLSFARGO.COM AND VIA OVERNIGHT MAIL TO THE ADDRESS
IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Trustee
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn: Corporate Trust Services - BAFC 2006-E --SEC REPORT PROCESSING

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [ ] of the Pooling and Servicing Agreement, dated May
31, 2006, among Banc of America Funding Corporation, as depositor, Bank of
America, National Association, as servicer, Wells Fargo Bank, N.A., as trustee.
The undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form
[10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [____________], phone number: [____________]; email address: [_____________].

                                        [NAME OF PARTY],
                                        as [role]

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                       S-1

                                    EXHIBIT T

                    DATA ELEMENTS FOR SERVICER'S CERTIFICATE

STANDARD FILE LAYOUT -
TRUSTEE
COLUMN NAME               DESCRIPTION                                     DECIMAL  COMMENT                           MAX SIZE
------------------------  ----------------------------------------------  -------  --------------------------------  --------

LOAN_NBR                  A unique identifier assigned to each loan by             Text up to 10 digits                 10
                          the originator.

SER_INVESTOR_NBR          A value assigned by the Servicer to define a             Text up to 10 digits                 20
                          group of loans.

SERVICER_LOAN_NBR         A unique number assigned to a loan by the                Text up to 10 digits                 10
                          Servicer. This may be different than the
                          LOAN_NBR.

BORR_NEXT _PAY_DUE_DATE   The date at the end of processing cycle that             MM/DD/YYYY                           10
                          the Borrower's next payment is due to the
                          Servicer, as reported by Servicer.

NOTE_INT_RATE             The loan interest rate as reported by the          4     Max length of 6                      6
                          Servicer.

ACTL_END _PRIN_BAL        The Borrower's actual principal balance at the     2     No commas(,) or dollar signs ($)     11
                          end of the processing cycle.

SCHED_END_PRIN_BAL        The scheduled principal balance due to the         2     No commas(,) or dollar signs ($)     11
                          investors at the end of a processing cycle.

ACTL_BEG _PRIN_BAL        The Borrower's actual principal balance at the     2     No commas(,) or dollar signs ($)     11
                          beginning of the processing cycle.

SCHED_BEG_PRIN_BAL        The scheduled outstanding principal amount due     2     No commas(,) or dollar signs ($)     11
                          at the beginning of the cycle date to be
                          passed through to the investors.

SCHED_PAY_AMT             The scheduled monthly principal and scheduled      2     No commas(,) or dollar signs ($)     11
                          interest payment that a Borrower is expected
                          to pay; P&I constant.

SCHED_PRIN_ AMT           The scheduled principal amount as reported by      2     No commas(,) or dollar signs ($)     11
                          the Servicer for the current cycle.

SERV_CURT _AMT_1          The first curtailment amount to be applied.        2     No commas(,) or dollar signs ($)     11

SERV_CURT _AMT_2          The second curtailment amount to be applied.       2     No commas(,) or dollar signs ($)     11

SERV_CURT _AMT_3          The third curtailment amount to be applied.        2     No commas(,) or dollar signs ($)     11

ACTION_CODE               The standard FNMA numeric code used to                   Action Code Key: 15=Bankruptcy,      2
                          indicate the default/delinquent status of a              30=Foreclosure, 70=REO, 60=PIF,
                          particular loan.                                         63=Substitution, 65=Repurchase;

PIF_AMT                   The loan "paid in full" amount as reported by      2     No commas(,) or dollar signs ($)     11
                          the Servicer.

PIF_DATE                  The paid in full date as reported by the                 MM/DD/YYYY                           10
                          Servicer.

SCHED_GROSS_INTEREST_AMT  The amount of interest due on the outstanding      2     No commas(,) or dollar signs ($)     11
                          scheduled principal balance in the current
                          cycle.

LOAN_FEE_AMT              The monthly loan fee amount expressed in           2     No commas(,) or dollar signs ($)     11
                          dollars and cents.

                                       T-1

SERV_FEE_RATE             The Servicer's fee rate for a loan as reported     4     Max length of 6                      6
                          by the Servicer.

CR_LOSS_AMT               The amount of loss that is classified as a         2     No commas(,) or dollar signs ($)     11
                          credit.

FRAUD_LOSS_AMT            The amount of loss that is attributable to a       2     No commas(,) or dollar signs ($)     11
                          fraud claim.

BANKRUPTCY_LOSS_AMT       The amount of loss due to bankruptcy.              2     No commas(,) or dollar signs ($)     11

SPH_LOSS_AMT              The amount of loss that is classified as a         2     No commas(,) or dollar signs ($)     11
                          special hazard.

PREPAY_PENALTY_ AMT       The penalty amount received when a Borrower        2     No commas(,) or dollar signs ($)     11
                          prepays on his loan as reported by the
                          Servicer.

PREPAY_PENALTY_ WAIVED    The prepayment penalty amount for the loan         2     No commas(,) or dollar signs ($)     11
                          waived by the Servicer.

MOD_DATE                  The effective payment date of the modification           MM/DD/YYYY                           10
                          for the loan.

MOD_TYPE                  The modification type.                                   Varchar - value can be alpha or      30
                                                                                   numeric

                                       T-2